As filed with the Securities and Exchange Commission on March 26, 2001

                          Securities Act File No. 333-55382
                    Investment Company Act File No. 811-06538

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                         [X] Pre-Effective Amendment No. 1
                         [ ] Post-Effective Amendment No.
                            (Check appropriate box or boxes)

                      VAN KAMPEN TRUST FOR INVESTMENT GRADE
                               FLORIDA MUNICIPALS
       (Exact Name of Registrant as Specified in Its Declaration of Trust)

                                 (630) 684-6000
                        (Area Code and Telephone Number)

                                1 Parkview Plaza
                      Oakbrook Terrace, Illinois 60181-5555
                    (Address of Principal Executive Offices)

                               A. Thomas Smith III
                            Executive Vice President,
                          General Counsel and Secretary
                           Van Kampen Investments Inc.
                                1 Parkview Plaza
                      Oakbrook Terrace, Illinois 60181-5555
                     (Name and Address of Agent for Service)

                                   Copies To:

                              Wayne W. Whalen, Esq.
                              Thomas A. Hale, Esq.
                 Skadden, Arps, Slate, Meagher & Flom (Illinois)
                              333 West Wacker Drive
                             Chicago, Illinois 60606
                                 (312) 407-0700

     The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933


                                                                      Proposed             Proposed
                                                                       Maximum              Maximum           Amount of
                                                 Amount Being      Offering Price     Aggregate Offering    Registration
Title of Securities Being Registered            Registered (1)      Per Unit (1)           Price (1)             Fee
------------------------------------            --------------      ------------           ---------             ---


Common Shares ($0.01 par value)                   1,500,000           $  17.27               $25,905,000        $6,477

Auction Preferred Shares  ($0.01 par value)             640           $ 25,000               $16,000,000        $4,000

(1) Estimated solely for the purpose of calculating the filing fee.


The information in this Proxy Statement/Prospectus is not complete and may be changed. We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This Proxy Statement/Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

================================================================================

                                 o March 2001 o

--------------------------------------------------------------------------------
                                IMPORTANT NOTICE
--------------------------------------------------------------------------------
                                  TO VAN KAMPEN
                                FLORIDA MUNICIPAL
                         OPPORTUNITY TRUST SHAREHOLDERS
--------------------------------------------------------------------------------

QUESTIONS
     & ANSWERS

--------------------------------------------------------------------------------
Although we recommend that you read the complete Prospectus/Proxy Statement, for your convenience, we have provided a brief overview of the issue to be voted on.
--------------------------------------------------------------------------------

Q     Why is a shareholder meeting being held?

A You are being asked to vote on a proposal to reorganize the Van Kampen Florida Municipal Opportunity Trust into the Van Kampen Trust for Investment Grade Florida Municipals, a closed-end investment company that pursues a similar investment objective and has similar investment policies.

Q     Why is the reorganization being recommended?

A The Board of Trustees of the Van Kampen Florida Municipal Opportunity Trust has determined that the reorganization will benefit the Fund's common shares. Specifically, after the Reorganization, common shareholders will remain invested in a closed-end fund with an investment objective and policies substantially similar to the Fund's investment objective and policies and that uses substantially the same management personnel. In addition, it is anticipated that common shareholders of the Fund will be subject to a reduced overall operating expense ratio. It is not anticipated that the reorganization will directly benefit the holders of preferred shares of the Fund; however, the reorganization will not adversely affect the holders of preferred shares and none of the expenses of the reorganization will be borne by the holders of preferred shares.

Q     How will the reorganization affect me?

A Assuming shareholders approve the reorganization, the assets and liabilities of the Van Kampen Florida Municipal Opportunity Trust will be combined with those of the Van Kampen Trust for Investment Grade Florida Municipals, and you will become a shareholder of the Van Kampen Trust for Investment Grade Florida Municipals. If you are a holder of common shares, you will receive newly-issued common shares of the Van Kampen Trust for Investment Grade Florida Municipals and if you are a holder of preferred shares, you will receive newly-issued preferred shares of the Van Kampen Trust for Investment Grade Florida Municipals. The net asset value of the shares you

================================================================================

================================================================================

receive in the reorganization will equal the net asset value of the shares you own immediately prior to the reorganization (though you may receive cash for fractional shares). No certificates for shares of the Van Kampen Trust for Investment Grade Florida Municipals shares will be issued in connection with the reorganization, although such certificates will be available upon request.

Q Will I have to pay any sales load, commission or other similar fee in connection with the reorganization?

A You will pay no sales loads or commissions in connection with the reorganization. However, if the reorganization is completed, the costs associated with the proposed reorganization, including the costs associated with the shareholder meeting, will be borne by the Funds in proportion to their projected declines in total operating expenses.

Q     Will I have to pay any federal taxes as a result of the reorganization?

A The reorganization is intended to qualify as a "reorganization" within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended. If the reorganization so qualifies, in general, a shareholder of the Van Kampen Florida Municipal Opportunity Trust will recognize no gain or loss upon the receipt solely of the shares of the Van Kampen Trust for Investment Grade Florida Municipals in connection with the reorganization. Additionally, the Van Kampen Florida Municipal Opportunity Trust would not recognize any gain or loss as a result of the transfer of all of its assets and liabilities solely in exchange for the shares of the Van Kampen Trust for Investment Grade Florida Municipals or as a result of its liquidation.

Q     Where do I call for further information?

A Please call Investor Services at 1-800-341-2929 (Telecommunications Device for the Deaf users may call 1-800-772-8889) weekdays from 7:30 a.m. to 5:00 p.m. Central time.

================================================================================

================================================================================

================================================================================
                              ABOUT THE PROXY CARD
================================================================================

Please vote on the reorganization issue using blue or black ink to mark an X in one of the boxes provided on the proxy card.

Approval of Reorganization - mark "For," "Against" or "Abstain"

Sign, date and return the proxy card in the enclosed postage-paid envelope. All registered owners of an account, as shown in the address, must sign the card. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please indicate your full title.

--------------------------------------------------------------------------------
                                      PROXY

                 VAN KAMPEN FLORIDA MUNICIPAL OPPORTUNITY TRUST
                         SPECIAL MEETING OF SHAREHOLDERS

 ------------------------------------------------------------------------------
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
 ------------------------------------------------------------------------------
 1. The proposal to approve the Agreement FOR ~ AGAINST ~ ABSTAIN ~ and Plan of Reorganization XXXXXXXX.

 ------------------------------------------------------------------------------
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
 ------------------------------------------------------------------------------
--------------------------------------------------------------------------------

================================================================================

                 VAN KAMPEN FLORIDA MUNICIPAL OPPORTUNITY TRUST
                                1 Parkview Plaza
                      Oakbrook Terrace, Illinois 60181-5555

                            NOTICE OF SPECIAL MEETING


                            TO BE HELD ON May 9, 2001

      NOTICE IS HEREBY GIVEN that a special meeting of shareholders (the "Meeting") of Van Kampen Florida Municipal Opportunity Trust (the "Target Fund") will be held at the offices of Van Kampen Investments Inc., Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555 on May 9, 2001 at 4:00 p.m. (the "Meeting").


      1. To approve or disapprove an Agreement and Plan of Reorganization (the "Agreement and Plan of Reorganization") contemplating the acquisition of substantially all of the assets and the assumption of substantially all of the liabilities of the Target Fund by Van Kampen Trust for Investment Grade Florida Municipals (the "Acquiring Fund"), in exchange solely for an equal aggregate value of newly-issued common shares of beneficial interest ("Acquiring Fund Common Shares") of the Acquiring Fund and newly-issued auction preferred shares ("Acquiring Fund APS") of the Acquiring Fund and the distribution by the Target Fund of such Acquiring Fund Common Shares to the holders of common shares of the Target Fund ("Target Fund Common Shares") and such Acquiring Fund APS to the holders of Auction Preferred Shares of the Target Fund ("Target Fund APS"), and the dissolution under state law of the Target Fund and the termination of the Target Fund's registration under the Investment Company Act of 1940;

      2. To transact such other business as properly may come before the Meeting or any adjournment thereof.

      If the proposed Reorganization is approved by the shareholders at the Meeting and effected by the Target Fund and the Acquiring Fund, any Target Fund shareholder (1) who files with the Target Fund before the taking of the vote on the approval of such Agreement and Plan of Reorganization written objection to the proposed Reorganization stating that he or she intends to demand payment for his or her shares if the Reorganization takes place and (2) whose shares are not voted in favor of such Agreement and Plan of Reorganization has or may have the right to demand in writing from the Target Fund, within twenty days after the date of mailing to him or her of notice in writing that the Reorganization has become effective, payment for his or her shares and an appraisal of the value thereof. The Target Fund and any such shareholders shall in such cases have the rights and duties and shall follow the procedure set forth in sections 88 to 98, inclusive, of chapter 156B of the

General Laws of The Commonwealth of Massachusetts. See "The Reorganization-- Agreement and Plan of Reorganization--Appraisal Rights" in the Proxy Statement and Prospectus.


      The Board of Trustees of the Target Fund has fixed the close of business on March 14, 2001 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

      A complete list of the shareholders of the Target Fund entitled to vote at the Meetings will be available and open to the examination of any shareholder of the Target Fund for any purpose germane to the Meeting during ordinary business hours from and after March 22, 2001, at the offices of the Target Fund at the address set forth above.


      You are cordially invited to attend the Meeting. Shareholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. The enclosed proxy is being solicited on behalf of the Board of Trustees of the Target Fund.

                           For the Board of Trustees,


                               A. Thomas Smith III

                                    Secretary


March 22, 2001

                         PROXY STATEMENT AND PROSPECTUS

                          VAN KAMPEN FLORIDA MUNICIPAL
                                OPPORTUNITY TRUST
                                1 Parkview Plaza
                      Oakbrook Terrace, Illinois 60181-5555

                         SPECIAL MEETING OF SHAREHOLDERS


                                   May 9, 2001

      This Proxy Statement and Prospectus is furnished to you as a shareholder of Van Kampen Florida Municipal Opportunity Trust (the "Target Fund"). A Special Meeting of the shareholders of the Target Fund will be held on May 9, 2001 to consider the items that are listed below and discussed in greater detail elsewhere in this Proxy Statement and Prospectus. The Board of Trustees is requesting shareholders to submit a proxy to be used at the Special Meeting to vote the shares held by the shareholder submitting the proxy.


      The proposals to be considered at the Special Meetings are:

      1.    To approve or disapprove an Agreement and Plan of Reorganization;

      2. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

      The Agreement and Plan of Reorganization that you are being asked to consider involves a transaction that will be referred to in this Proxy Statement and Prospectus as the "Reorganization." In the Reorganization, Van Kampen Trust for Investment Grade Municipals (the "Acquiring Fund" and, together with the Target Fund, the "Funds") will acquire substantially all of the assets and assume substantially all of the liabilities of the Target Fund solely in exchange for common shares of beneficial interest, par value $0.01 per share ("Acquiring Fund Common Shares"), and newly-issued Auction Preferred Shares, with a par value of $0.01 per share and a liquidation preference of $25,000 per share ("Acquiring Fund APS"). The Target Fund will distribute the Acquiring Fund Common Shares and Acquiring Fund APS received in the Reorganization to its shareholders and will then liquidate and terminate its registration under the Investment Company Act of 1940, as amended (the "1940 Act"). The Acquiring Fund will continue to operate as a registered closed-end investment company with the investment objective and policies described in this Proxy Statement and Prospectus.

      This Proxy Statement and Prospectus sets forth concisely the information shareholders of the Target Fund should know before voting on the Reorganization and constitutes an offering of Acquiring Fund Common Shares and Acquiring Fund APS only. Please read it carefully and retain it for future reference. A Statement of Additional Information dated March 22, 2001, relating to this Proxy Statement and Prospectus (the "Statement of Additional Information") has been filed with the Securities and Exchange Commission and is incorporated herein by reference. If you wish to request the Statement of Additional Information, please ask for the "Reorganization Statement of Additional Information." In addition, each Fund will furnish, without charge, a copy of its most recent annual report and, if applicable, semi-annual report to any shareholder upon request. Any such request should be directed to Van Kampen Investor Services Inc. by calling (800) 421-5666 or by writing the respective fund at the address shown above.


                                   ----------

      No person has been authorized to give any information or make any representation not contained in this Proxy Statement and Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Proxy Statement and Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

                                   ----------

      The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Proxy Statement and Prospectus. Any representation to the contrary is a criminal offense.

                                   ----------


      The date of this Proxy Statement and Prospectus is March 22, 2001.

                                TABLE OF CONTENTS

                                                                         PAGE
                                                                         ----


INTRODUCTION...........................................................     5

THE REORGANIZATION.....................................................     7

SUMMARY................................................................     7

RISK FACTORS AND SPECIAL CONSIDERATIONS................................    18
   Florida Municipal Securities........................................    18
   Interest Rate and Credit Risk.......................................    19
   Non-diversification.................................................    19
   Private Activity Bonds..............................................    19
   Florida Taxes.......................................................    19
   Leverage............................................................    19
   Inverse Floating Obligations........................................    21
   Options and Futures Transactions....................................    21
   Antitakeover Provisions.............................................    21
   Ratings Considerations..............................................    21

COMPARISON OF THE FUNDS................................................    25
   Financial Highlights................................................    23
   Investment Objective and Policies...................................    25
   Special Considerations Relating to Florida Municipal Bonds..........    31
   Investment Restrictions.............................................    32
   Rating Agency Guidelines............................................    33
   Portfolio Composition...............................................    34
   Portfolio Transactions..............................................    35
   Portfolio Turnover..................................................    36
   Net Asset Value.....................................................    36
   Capital Shares......................................................    37
   Common Shares.......................................................    38
   Preferred Shares....................................................    39
   Capitalization......................................................    40
   Certain Provisions of the Declarations of Trust.....................    40
   Conversion to Open-End Fund.........................................    41
   Management of the Funds.............................................    42
   Management and Advisory Arrangements................................    42
   The Administrator...................................................    44
   Codes of Ethics.....................................................    45
   Voting Rights.......................................................    45
   Dividends and Distributions.........................................    46
   Automatic Dividend Reinvestment Plan................................    47
   Liquidation Rights of Holders of APS................................    49
   Federal Income Tax Rules Applicable to the Funds and
     their Shareholders................................................    50

                                                                         PAGE
                                                                         ----

   Florida Taxation of the Funds.......................................    52

AGREEMENT AND PLAN OF REORGANIZATION...................................    53
   Terms of the Agreement and Plan of Reorganization...................    55
   Valuation of Assets and Liabilities.................................    55
   Surrender and Exchange of Share Certificates........................    56
   Federal Income Tax Consequences of the Reorganization...............    57
   Appraisal Rights....................................................    58
   Certain Voting Information Regarding APS............................    59
   Shareholder Approval................................................    59

OTHER INFORMATION......................................................    60
   Shareholder Information.............................................    60
   Section 16(a) Beneficial Ownership Reporting Compliance.............    60
   Shareholder Proposals...............................................    60
   General.............................................................    61



EXHIBIT I     ECONOMIC AND OTHER CONDITIONS
              IN FLORIDA...............................................   I-1

EXHIBIT II    RATINGS OF MUNICIPAL BONDS..............................   II-1

EXHIBIT III   SECTIONS 86 THROUGH 98 OF CHAPTER 156B
              OF THE MASSACHUSETTS GENERAL LAWS
              (THE MASSACHUSETTS BUSINESS
              CORPORATION LAW)........................................  III-1

                                  INTRODUCTION


      This Proxy Statement and Prospectus is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees of Van Kampen Florida Municipal Opportunity Trust (the "Target Fund") for use at the Special Meeting to be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555 on May 9, 2001 at 4:00 p.m. (the "Meeting"). The mailing address for the Target Fund and for Van Kampen Trust for Investment Grade Florida Municipals (the "Acquiring Fund") is P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555. The approximate mailing date of this Proxy Statement and Prospectus is March 22, 2001.


      Any person giving a proxy may revoke it at any time prior to its exercise by executing a superseding proxy, by giving written notice of the revocation to the Secretary of the Target Fund at the address indicated above or by voting in person at the Meeting. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted "FOR" the approval of the Agreement and Plan of Reorganization between the Target Fund and the Acquiring Fund (the "Agreement and Plan of Reorganization").

      Assuming a quorum is present at the Meeting, approval of the Agreement and Plan of Reorganization will require the affirmative vote of shareholders representing a majority of the outstanding common shares of beneficial interest, par value $.01 per share ("Target Fund Common Shares"), and Auction Preferred Shares, par value $.01 per share, liquidation preference $25,000 per share ("Target Fund APS") of the Target Fund, voting as separate classes.


      The Board of Trustees of the Target Fund has fixed the close of business on March 14, 2001 as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof. Shareholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. At the Record Date, the Target Fund had outstanding 1,683,270 Target Fund Common Shares and 640 Target Fund APS. At the Record Date, the Acquiring Fund had outstanding 4,150,300 Common Shares and 1,600 Acquiring Fund APS.


      The Board of Trustees of the Target Fund knows of no business other than that discussed above that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

      In the Reorganization, the Acquiring Fund will issue common shares of beneficial interest, par value $.01 per share ("Acquiring Fund Common Shares") and Auction Preferred Shares, par value $.01 per share, liquidation preference $25,000 per share ("Acquiring Fund APS") to the Target Fund based on the value of the assets transferred to the Acquiring Fund by the Target Fund. These shares will then be distributed by the Target Fund to its shareholders based on the value of the shares held by each shareholder immediately prior to the Reorganization. A holder of Target Fund Common Shares will receive newly-issued Acquiring Fund Common Shares and a holder of Target Fund APS will receive newly-issued Acquiring Fund APS.

      This Proxy Statement and Prospectus serves as a prospectus of the Acquiring Fund in connection with the issuance of the Common Shares and the Acquiring Fund APS in the Reorganization.

      The Proxy Statement and Prospectus sets forth information about the Funds that shareholders should know before considering the Reorganization and should be retained for future reference. The Fund has authorized the solicitation of proxies in connection with the Reorganization solely on the basis of this Proxy Statement and Prospectus and the accompanying documents.

      The address of the principal executive offices of the Funds is 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, and the telephone number is (630) 684-6000 or (800) 421-5666.

      The Acquiring Fund Common Shares are listed on the New York Stock Exchange (the "NYSE") under the ticker symbol "VTF". The Target Fund Common Shares are listed on the American Stock Exchange (the "AMEX") under the ticker symbol "VOF". Subsequent to the Reorganization, the Acquiring Fund Common Shares will continue to be listed on the NYSE under the ticker symbol "VTF." Reports, proxy materials and other information concerning the Acquiring Fund may be inspected at the offices of the NYSE, 20 Broad, New York, New York 10005. Information concerning the Target Fund may be inspected at the offices of the AMEX, 86 Trinity Place, New York, New York 10006.

                               THE REORGANIZATION

SUMMARY

      The following is a summary of certain information contained elsewhere in this Proxy Statement and Prospectus and is qualified in its entirety by reference to the more complete information contained in this Proxy Statement and Prospectus and in the Agreement and Plan of Reorganization attached as Appendix A to the Statement of Additional Information.


      In this Proxy Statement and Prospectus, the term "Reorganization" refers to the acquisition of substantially all of the assets and the assumption of substantially all of the liabilities of the Target Fund by the Acquiring Fund and the subsequent distribution of Acquiring Fund Common Shares and Acquiring Fund APS to the holders of Target Fund Common Shares and Target Fund APS, respectively, and the subsequent deregistration and dissolution of the Target Fund.


      At a meeting of the Board of Trustees of the Target Fund, the Reorganization was approved by the Board of Trustees by a unanimous vote. Subject to obtaining the necessary approvals from the shareholders of the Target Fund, the Board of Trustees of the Target Fund also deemed advisable the deregistration of the Target Fund under the Investment Company Act of 1940, as amended (the "1940 Act"), and its termination under the laws of The Commonwealth of Massachusetts.

      Each Fund seeks to provide holders of its common shares with a high level of current income exempt from federal income taxes, consistent with preservation of capital. Both Funds also seek to offer shareholders the opportunity to own securities exempt from Florida intangible personal property taxes. Each Fund seeks to achieve its investment objective by investing substantially all of its total assets in Florida municipal securities rated investment grade at the time of investment.

      Each Fund is a non-diversified, closed-end management investment company registered under the 1940 Act. If the shareholders of the Target Fund approve the Reorganization, Acquiring Fund Common Shares and Acquiring Fund APS will be issued to holders of Target Fund Common Shares and Target Fund APS, respectively, in exchange for substantially all of the assets of the Target Fund and the assumption of substantially all of the liabilities of the Target Fund. The Target Fund will then terminate its registration under the 1940 Act and its organization under Massachusetts law.

      Based upon their evaluation of all relevant information, the Board of Trustees of the Target Fund has determined that the Reorganization will benefit the holders of Target Fund Common Shares. Specifically, after the Reorganization, shareholders of the Target Fund will remain invested in a closed-end fund with an investment objective and policies substantially similar to the Target Fund's investment objective and policies and that uses substantially the same management personnel. In addition, it is anticipated that common shareholders of the Target Fund will be subject to a reduced overall operating expense ratio based on the anticipated pro forma combined total operating expenses and the total combined assets of the surviving fund after the Reorganization. The Board of Trustees also considered the relative tax positions of the Funds' portfolios. It is not anticipated that the Reorganization will directly benefit the holders of APS of either Fund; however, the Reorganization will not adversely affect the holders of APS of either Fund and the expenses of the Reorganization will not be borne by the holders of APS of either Fund.

      If all of the requisite approvals are obtained, it is anticipated that the Reorganization will occur as soon as practicable after such approval. Under the Agreement and Plan of Reorganization, however, the Board of Trustees of either Fund may cause the Reorganization to be postponed or abandoned in certain circumstances should such Board determine that it is in the best interests of the shareholders of such Fund to do so. The Agreement and Plan of Reorganization may be terminated, and the Reorganization abandoned, whether before or after approval by the Target Fund's shareholders, at any time prior to the Exchange Date (as defined below), (i) by mutual consent of the Boards of Trustees of the Funds or (ii) by the Board of Trustees of either Fund if any condition to that Fund's obligations has not been fulfilled or waived by such Fund's Board of Trustees.

Fee Table for Common Shareholders of the Target Fund and the
Acquiring Fund as of October 31, 2000


                                                             Actual                 Pro Forma
                                                             ------                 ---------
                                                  Target Fund    Acquiring Fund   Acquiring Fund
                                                  -----------    --------------   --------------
Common Shareholder Transaction Expenses(a)

Maximum Sales Load (as a percentage of
  offering price)................................   None(b)(c)     None(b)(c)       None(b)(c)

Dividend Reinvestment Plan Fees..................   None           None             None

Annual Expenses (as a percentage of net
  assets attributable to Common Shares)
  at October 31, 2000............................   2.10%          1.78%            1.77%

Investment Advisory Fees(d)......................   1.11%          1.04%            1.06%

Interest Payments on Borrowed Funds..............   None           None             None

Total Annual Expenses(d).........................   2.10%          1.78%            1.77%


(a) No information is presented with respect to APS because neither Fund's operating expenses or expenses of the Reorganization will be borne by the holders of APS. Generally, APS are sold at a fixed liquidation preference of $25,000 per share and investment return is set at an auction.
(b) Common Shares purchased in the secondary market may be subject to brokerage commissions or other charges.
(c) No sales load will be charged on the issuance of shares in the Reorganization. Common Shares are not available for purchase from the Funds but may be purchased through a broker-dealer subject to individually negotiated commission rates.
(d) Based on assets of each Fund and pro forma Acquiring Fund, excluding assets attributable to APS. If assets attributable to APS are included, the investment advisory fees for each Fund and for pro forma Acquiring Fund would be 0.65%, 0.65% and 0.65% and the Total Annual Expenses would be 1.23%, 1.11% and 1.10%.

Example:

Cumulative Expenses Paid on Common Shares for the Periods Indicated:

                                           1 Year   3 Years   5 Years   10 Years
                                           ------   -------   -------   --------
An investor would pay the following
expenses on a $1,000 investment,
assuming (1) the operating expense
ratio for each Fund (as a percentage
of net assets attributable to Common
Shares) set forth in the table above
and (2) a 5% annual return throughout
the period:

Target Fund..........................       $21       $66      $113       $243

Acquiring Fund.......................       $18       $56       $96       $209


Pro Forma--Acquiring Fund*...........       $18       $56       $96       $208


*     Assumes that the Reorganization had taken place on October 31, 2000.

      The foregoing fee table is intended to assist investors in understanding the costs and expenses that a common shareholder of each of the Funds will bear directly or indirectly as compared to the costs and expenses that would be borne by such investors taking into account the Reorganization. The example set forth above assumes Common Shares of each Fund were purchased in the initial offerings and the reinvestment of all dividends and distributions and uses a 5% annual rate of return as mandated by Securities and Exchange Commission ("SEC") regulations. The example should not be considered a representation of past or future expenses or annual rates of return. Actual expenses or annual rates of return may be more or less than those assumed for purposes of the example.

Potential Benefits to Shareholders of the Target Fund as a Result of the Reorganization


      In approving the Reorganization, the Board of Trustees of the Target Fund identified certain benefits that are likely to result from the Reorganization, including lower aggregate operating expenses, greater efficiency and flexibility in portfolio management, and a more liquid trading market and increased analyst attention for the Common Shares of the combined fund. Following the Reorganization, shareholders of the Target Fund will remain invested in a closed-end fund that has an investment objective and policies substantially similar to those of the Target Fund. The Board of Trustees also considered the possible risks and costs of combining the Funds, and examined the relative credit strength, maturity characteristics, mix of type and purpose, and yield of the Funds' portfolios of municipal securities and the costs involved in a transaction such as the Reorganization. The Board of Trustees noted the many similarities between the Funds, including their substantially similar investment objectives and investment policies, their use of substantially the same management personnel and their similar portfolios. The Board also considered the relative tax positions of each of the Funds' portfolios. Based on these and other factors, the Board of Trustees concluded that the Reorganization is likely to benefit the shareholders of the Target Fund.

      The surviving fund that would result from the Reorganization would have a larger asset base than either of the Funds has currently. Based on data presented by Van Kampen Investment Advisory Corp., investment adviser to each of the Funds (the "Adviser"), the Board of Trustees of the Target Fund believes that administrative expenses for a larger combined fund would be less than the aggregate expenses for the individual Funds, resulting in a lower expense ratio for common shareholders of the combined fund and potentially higher earnings per Target Fund Common Share. In particular, certain fixed costs, such as costs of printing shareholder reports and proxy statements, legal expenses, audit fees, mailing costs and other expenses will be spread across a larger asset base, thereby lowering the expense ratio of the combined fund.

      In approving the Reorganization, the Board of Trustees of each Fund determined that the Reorganization is in the best interests of that Fund and, with respect to net asset value and liquidation preference, that the interests of existing shareholders of that Fund would not be diluted as a result of the Reorganization. The Board of Trustees of the Acquiring Fund also considered that although the Acquiring Fund will realize a smaller decline in its total operating expenses than will the Target Fund, the Acquiring Fund will also pay a significantly lower proportion of the expenses of the Reorganization.

      It is not anticipated that the Reorganization directly would benefit the holders of APS of either of the Funds; however, the Reorganization will not materially adversely affect the holders of APS of either of the Funds and the expenses of the Reorganization will not be borne by the holders of APS of either of the Funds.

Summary of Voting and Meeting Requirements

      The affirmative vote of shareholders of the Target Fund representing more than 50% of the outstanding Target Fund Common Shares and of the Target Fund APS, each voting separately as a class, is required to approve the Agreement and Plan of Reorganization.


      Shareholders of the Target Fund may vote by mail, by returning the enclosed ballot, or in person at the Meeting. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon. Proxies received prior to the Meeting on which no vote is indicated will be voted "For" each proposal as to which it is entitled to vote. Abstentions and broker non-votes (i.e. where a nominee, such as a broker, holding shares for beneficial owners votes on certain matters pursuant to discretionary authority or instructions from beneficial owners but with respect to one or more proposals does not receive instructions from beneficial owners or does not exercise discretionary authority) are not treated as votes "For" a proposal. Abstentions and broker non-votes will have the same effect as votes "Against" the proposal, since approval of the proposal is based on the affirmative vote of a percentage of the total shares outstanding. A majority of the outstanding shares entitled to vote must be present in person or by proxy to have a quorum to conduct business at the Meeting. Abstentions and broker non-votes will be deemed present for quorum purposes.

      The Board of Trustees of the Target Fund knows of no business other than that described in the Notice which will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy to vote proxies in accordance with their best judgment. In the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies on such proposal(s), provided that they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the nature of the particular proposal(s), the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

About the Target Fund         The Target Fund was organized as a business trust
                              under the laws of The Commonwealth of
                              Massachusetts on March 12, 1993 and commenced operations on July 30, 1993. The Target Fund is a non-diversified, closed-end management investment company whose investment objective is to provide common shareholders with a high level of current income exempt from federal income tax, consistent with preservation of capital. The Target Fund also seeks to offer its common shareholders the opportunity to own securities exempt from Florida intangible property taxes. The Target Fund seeks to achieve its investment objective by investing substantially all of its assets in Florida municipal securities rated investment grade at the time of investment. Municipal securities are obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which, in the opinion of bond counsel or other counsel to the issuer of such securities, is at the time of issuance not includable in the gross income for federal income tax purposes.
                              Florida municipal securities are municipal securities which, in the opinion of bond counsel or other counsel of the issuer of such securities are, at the time of issuance, exempt from Florida intangible personal property taxes. Under normal market conditions, at least 80% of the Target
                              Fund's net assets are invested in Florida municipal securities. Investment grade rated securities are securities rated BBB or higher by Standard & Poor's ("S&P") or Baa or higher by
                              Moody's Investors Service ("Moody's") (or comparably rated by any other nationally recognized statistical rating organization) in the case of long-term obligations, and have equivalent ratings in the case of short-term obligations. See
                              "Comparison of the Funds--Investment Objectives and Policies."

                              As of October 31, 2000, the Target Fund had outstanding 1,683,270 Target Fund Common Shares and one series of Target Fund APS, with an aggre-gate liquidation preference of $16,000,000. As of October 31, 2000, the Target Fund had net assets of $39,322,130.

About the Acquiring Fund      The Acquiring Fund was organized as a business
                              trust under the laws of The Commonwealth of Massachusetts on January 21, 1992 and commenced operations on March 27, 1992. The Acquiring Fund is a non-diversified, closed-end management investment company whose investment objective is to provide common shareholders with a high level of current income exempt from federal income tax, consistent with preservation of capital. The
                              Acquiring Fund also seeks to offer its common shareholders the opportunity to own securities exempt from Florida intangible property taxes. The
                              Acquiring Fund seeks to achieve its investment objective by investing substantially all of its assets in Florida municipal securities rated investment grade at the time of investment. Under normal market conditions, at least 80% of the Acquiring Fund's net assets are invested in Florida municipal securities. See "Comparison of the Funds--Investment Objectives and Policies."

                              As of October 31, 2000, the Acquiring Fund had outstanding 4,150,300 Acquiring Fund Common Shares and one series of Acquiring Fund APS, with an aggregate liquidation preference of $40,000,000. As of October 31, 2000, the Acquiring Fund had net assets of $108,600,564.

Comparison of the Funds       Investment Objectives and Policies. The Funds have
                              substantially similar investment objectives and policies. Both Funds seek to provide common shareholders with a high level of current income exempt from federal income tax, consistent with preservation of capital. Both Funds also seek to offer their common shareholders the opportunity to own securities exempt from Florida intangible property taxes and invest substantially all of their assets in Florida municipal securities rated investment grade at the time of investment. Under normal market conditions, each Fund invests at least 80% of its assets in Florida municipal securities. See "Comparison of the Funds -- Investment Objective and Policies."

                              Capital Shares. Each Fund has outstanding both Common Shares and APS. Target Fund Common Shares are traded on the American Stock Exchange (the "AMEX") under the symbol "VOF." Acquiring Fund Common Shares are traded on the New York Stock Exchange under the symbol "VTF." As of October 31, 2000, (i) the net asset value per share for Target Fund Common Shares was $13.86 and the market price per share was $11.69; and (ii) the net asset value per share for Acquiring Fund Common Shares was $16.53 and the market price per share was $13.50. The APS of each of the Funds have a liquidation preference of $25,000 per share and are sold principally at auctions. See "Comparison of the Funds -- Capital Shares."

                              Auctions are generally held every seven days for the Target Fund APS and every twenty-eight days for the Acquiring Fund APS unless the applicable Fund elects, subject to certain limitations, to declare a special dividend period. In connection with the Reorganization, a holder of Target Fund APS would receive Acquiring Fund APS. Accordingly, the Acquiring Fund APS received in connection with the Reorganization would have a regular dividend period of twenty-eight days rather than seven days, as is the case for the Target Fund APS. In all other material respects, the terms of the Target Fund APS and the Acquiring Fund APS are substantially similar. The following table provides information about the dividend rates for each Fund's APS as of a recent auction.

                     Auction                                 Dividend
                      Date                Fund                 Rate
                      ----                ----                 ----


                  March 6, 2001        Target Fund            3.400%

                  March 7, 2001      Acquiring Fund           3.449%


                              Investment Advisory Fees. The investment adviser for each of the Funds is Van Kampen Investment Advisory Corp. The principal busi-ness address of the Adviser is 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. The Adviser is a wholly owned subsidiary of Van Kampen. Van Kampen is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios, and has more than $97 billion under management or supervision as of December 31, 2000. The Adviser and its affiliates currently serve as investment adviser to municipal bond funds with combined assets of over $11 billion. Thomas M. Byron has served as portfolio manager for both the Target Fund and the Acquiring Fund since January, 1997.

                              Pursuant to separate investment advisory agreements between each Fund and the Adviser, each Fund pays the Adviser a monthly fee at the annual rate of 0.65% of such Fund's average weekly net assets, including assets attributable to its APS. Subsequent to the Reorganization, the Adviser will continue to receive compensation at the rate of 0.65% of the average weekly net assets, including assets attributable to APS, of the combined fund.

                              Administration Fees. Van Kampen Funds Inc. (the "Administrator") serves as administrator to each of the Funds. The principal business address of the Administrator is 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to such Fund's portfolio and preferred shares and providing certain services to shareholders. Each Fund pays the Administrator a monthly administrative fee at an annual rate of .20% of the average net assets of the Fund.

                              Custodian and Transfer Agent Fees. State Street Bank and Trust Company is the custodian, transfer agent, dividend disbursing agent and registrar for the Common Shares of each of the Funds. Its principal business address is: P.O. Box 43071,

                              Providence, Rhode Island, 02940-3071. Bankers Trust Company is the transfer agent, registrar and auction agent for each Fund's APS. Its business address is: Four Albany Street, New York, New York 10006.


                              Overall Expense Ratio. As of October 31, 2000, the overall annualized operating expense ratio for the Target Fund was 1.23%, based on net assets of approximately $39.3 million, including net assets attributable to APS; the overall annualized operating expense ratio for the Acquiring Fund was 1.11%, based on net assets of approximately $108.6 million, including net assets attributable to APS. If the Reorganization had taken place on October 31, 2000, the overall pro forma operating expense ratio for the Acquiring Fund would have been 1.10%, based on net assets of approximately $147.8 million, including net assets attributable to APS.


                              Purchases and Sales of Common Shares and APS. Purchase and sale procedures for the Common Shares of each of the Funds are identical, and investors typically purchase and sell Common Shares of the Funds through a registered broker-dealer on the NYSE or AMEX, as the case may be, thereby incurring a brokerage commission set by the broker-dealer. Alternatively, investors may purchase or sell Common Shares of the Funds through privately negotiated transactions with existing shareholders.

                              Purchase and sale procedures for the APS of each of the Funds also are substantially identical. Such APS generally are purchased and sold at separate auctions conducted on a regular basis by Bankers Trust Company, as the auction agent for each Fund's APS (the "Auction Agent"). Unless otherwise permitted by the Funds, existing and potential holders of Acquiring Fund or Target Fund APS only may participate in auctions through their broker-dealers. Broker-dealers submit the orders of their respective customers who are existing and potential holders of APS to the Auction Agent. On or prior to each auction date for the APS (the business day next preceding the first day of each dividend period), each holder may submit orders to buy, sell or hold APS to its broker-dealer. Outside of these auctions, shares of APS may be purchased or sold through broker-dealers for the APS in a secondary trading market maintained by the broker-dealers. However, there can be no assurance that a secondary market will develop or if it does develop, that it will provide holders with a liquid trading market for the APS of either Fund.

                              Ratings of APS. The Target Fund APS and the
                              Acquiring Fund APS have each been assigned a rating of AAA from Standard & Poor's ("S&P") and "aaa" from Moody's Investors Service, Inc. ("Moody's"). See "Comparison of the Funds -- Rating Agency Guidelines."

                              Ratings of Municipal Obligations. Under normal market conditions, each Fund invests substantially all of its assets in Florida municipal obligations that are at the time of purchase considered investment grade. See Exhibit II -- "Ratings of Municipal Bonds."



                              Dividends and Distributions. The methods of dividend payment and distributions are similar for the Funds, both with respect to the Common Shares and the APS of each Fund. See "Comparison of the Funds -- Dividends and Distributions."

                              Net Asset Value. The net asset value per Common Share of each Fund is determined after the close of business on the NYSE (generally, 4:00 p.m., Eastern time) on the last business day in each week. For purposes of determining the net asset value of a Common Share of each Fund, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation preference of the outstanding shares of APS of the Fund is divided by the total number of Common Shares of the Fund outstanding at such time. See

                              "Comparison of the Funds -- Net Asset Value."

                              Voting Rights. The corresponding voting rights of the holders of each Fund's Common Shares are substantially similar. The corresponding voting rights of the holders of each Fund's APS are also substantially similar. See "Comparison of the Funds -- Capital Shares."

                              Shareholder Services. An automatic dividend reinvestment plan is available to holders of each Fund's Common Shares. The plans are substantially similar for the Funds. See "Comparison of the Funds -- Automatic Dividend Reinvestment Plan." Other shareholder services, including the provision of annual and semi-annual reports, are the same for the Funds.

                Outstanding Securities of the Target Fund and the
                      Acquiring Fund as of October 31, 2000

                                                                   Amount
                                             Amount Held        Outstanding
                                               by Fund      Exclusive of Amount
                                 Amount      for its Own     Shown in Previous
     Title of Class            Authorized      Account            Column
     --------------            ----------      -------            ------

Target Fund
Common Shares...........        Unlimited        -0-            1,683,270
APS.....................        100000000        -0-                  640*

Acquiring Fund
Common Shares...........        Unlimited        -0-           4,150,300
APS.....................        100000000        -0-               1,600*

* Reflects a two-for-one share split and simultaneous reduction of the liquidation preference per share from $50,000 to $25,000, which became effective as of the close of business on April 24, 1999.

                     RISK FACTORS AND SPECIAL CONSIDERATIONS

      Since each of the Funds invests substantially all of its assets, under normal market conditions, in investment-grade Florida municipal securities, any risks inherent in such investments are equally applicable to both Funds and will apply to the combined fund after the Reorganization. It is expected that the Reorganization itself will not adversely affect the rights of holders of Common Shares or of APS of either of the Funds or create additional risks.

Florida Municipal Securities

      Since each of the Funds invests substantially all of its assets, under normal market conditions, in investment-grade Florida municipal securities, each Fund is more exposed to risks affecting issuers of Florida municipal securities than is a municipal bond fund that invests more widely. See "Comparison of the Funds--Special Considerations Relating to Florida Municipal Securities" and
Exhibit I -- "Economic and Other Conditions in Florida."

Interest Rate and Credit Risk

      Each Fund invests in municipal securities, which are subject to interest rate and credit risk. Interest rate risk is the risk that prices of municipal securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. Credit risk is the risk that the issuer will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. The Funds invest in municipal bonds that are rated investment grade by S&P or Moody's (or comparably rated by another nationally recognized statistical rating organization). Securities rated in the lowest investment grade category may have certain speculative characteristics.

Non-diversification

      Each Fund is registered as a "non-diversified" investment company. This means that the Fund may invest a greater percentage of its assets in a single issuer than a diversified investment company. Since a Fund may invest a relatively high percentage of its assets in a limited number of issuers, the Fund may be more exposed to any single economic, political or regulatory occurrence than a more widely-diversified fund. However, even as a non-diversified fund, each Fund must still meet the diversification requirements of applicable federal income tax law.

Private Activity Bonds

      Each Fund may invest in certain tax-exempt securities classified as "private activity bonds." These securities may subject certain investors to the federal alternative minimum tax.

Florida Taxes


      It is possible that a Fund may not be able to fully dispose of a sufficient portion of its assets subject to Florida intangible personal property tax by the last business day of the calendar year in which case shares of a Fund would generally be subject to Florida intangible personal property tax. See "Comparison of the Funds -- Florida Taxation of the Funds."


Leverage

      Use of leverage, through the issuance of APS, involves certain risks to holders of Common Shares of the Funds. For example, each Fund's issuance of APS may result in higher volatility of the net asset value of its Common Shares and potentially more volatility in the market value of its Common Shares. In addition, changes in the short-term and medium-term dividend rates on, and the amount of taxable income allocable to, the APS of a Fund will affect the yield to holders of Common Shares of the Fund. In certain circumstances, when a Fund is required to allocate taxable income to holders of APS, the Fund may be required to make an additional distribution to such holders in an amount approximately equal to the tax liability resulting from the allocation (an "Additional Dividend"). Leverage will allow holders of each Fund's Common Shares to realize a higher current rate of return than if the Fund were not leveraged as long as the Fund, while accounting for its costs and operating expenses, is able to realize a higher net return on its investment portfolio than the then-current dividend rate (and any Additional Dividend) paid on its APS. Similarly, since a pro rata portion of each Fund's net realized capital gains is generally payable to holders of the Fund's Common Shares, the use of leverage will increase the amount of such gains distributed to holders of the Fund's Common Shares. However, short-term, medium-term and long-term interest rates change from time to time as do their relationships to each other (i.e., the slope of the yield curve) depending upon such factors as supply and demand forces, monetary and tax policies and investor expectations. Changes in any or all of such factors could cause the relationship between short-term, medium-term and long-term rates to change (i.e., to flatten or to invert the slope of the yield curve) so that short-term and medium-term rates may substantially increase relative to the long-term obligations in which each Fund may be invested. To the extent that the current dividend rate (and any Additional Dividend) on a Fund's APS approaches the net return on the Fund's investment portfolio, the benefit of leverage to holders of Common Shares of the Fund will be decreased. If the current dividend rate (and any Additional Dividend) on the APS were to exceed the net return on a Fund's portfolio, holders of Common Shares of the Fund would receive a lower rate of return than if the Fund were not leveraged. Similarly, since both the costs of issuing APS and any decline in the value of a Fund's investments (including investments purchased with the proceeds from any APS offering) will be borne entirely by holders of the Fund's Common Shares, the effect of leverage in a declining market would result in a greater decrease in net asset value to holders of Common Shares than if the Fund were not leveraged. If a Fund is liquidated, holders of that Fund's APS will be entitled to receive liquidating distributions before any distribution is made to holders of Common Shares of the Fund.

      In an extreme case, a decline in net asset value could affect a Fund's ability to pay dividends on its Common Shares. Failure to make such dividend payments could adversely affect the Fund's qualification as a regulated investment company under the federal tax laws. See "Comparison of the Funds -- Federal Income Tax Rules Applicable to the Funds and their Shareholders." However, each Fund intends to take all measures necessary to make required Common Share dividend payments. If a Fund's current investment income is ever insufficient to meet dividend payments on either its Common Shares or its APS, the Fund may have to liquidate certain of its investments. In addition, each Fund has the authority to redeem its APS for any reason and may be required to redeem all or part of its APS in the following circumstances:

      o if the asset coverage for the APS declines below 200%, either as a result of a decline in the value of the Fund's portfolio investments or as a result of the repurchase of Common Shares in tender offers or otherwise, or

      o in order to maintain the asset coverage guidelines established by Moody's and S&P in rating the APS.

      Redemption of the APS or insufficient investment income to make dividend payments, may reduce the net asset value of a Fund's Common Shares and require the Fund to liquidate a portion of its investments at a time when it may be disadvantageous to do so.

Inverse Floating Obligations

      A Fund's investments in "inverse floating obligations" or "residual interest bonds" provide investment leverage because their market value increases or decreases in response to market changes at a greater rate than fixed rate, long-term tax exempt securities. The market values of such securities are more volatile than the market values of fixed rate, tax exempt securities.

Options and Futures Transactions

      Each Fund may engage in certain options and futures transactions to reduce its exposure to interest rate movements. If a Fund incorrectly forecasts market values, interest rates or other factors, that Fund's performance could suffer. Each Fund also may suffer a loss if the other party to the transaction fails to meet its obligations. The Funds are not required to use hedging and may choose not to do so.

Anti-takeover Provisions

      The Declaration of Trust of each of the Funds (in each case, the "Declaration of Trust") includes provisions that could limit the ability of other entities or persons to acquire control of that Fund or to change the composition of its Board of Trustees. Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund.

Ratings Considerations

      The Funds have received ratings of their APS of "AAA" from S&P and "aaa" from Moody's. In order to maintain these ratings, the Funds are required to maintain portfolio holdings meeting specified guidelines of such rating agencies. These guidelines may impose asset coverage requirements that are more stringent than those imposed by the 1940 Act.

      As described by Moody's and S&P, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations.

The ratings of the APS are not recommendations to purchase, hold or sell APS, inasmuch as the ratings do not comment as to market price or suitability for a particular investor, nor do the rating agency guidelines address the likelihood that a holder of APS will be able to sell such shares in an auction. The ratings are based on current information furnished to Moody's and S&P by the Funds and the Adviser and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. The Common Shares of the Funds have not been rated by a nationally recognized statistical rating organization.

      The Board of Trustees of each of the Funds, without shareholder approval, may amend, alter or repeal certain definitions or restrictions which have been adopted by the Fund pursuant to the rating agency guidelines, in the event the Fund receives confirmation from the rating agencies that any such amendment, alteration or repeal would not impair the ratings then assigned to its APS.

                                   Target Fund

                              Financial Highlights

The following schedule presents financial highlights for one common share of the Target Fund outstanding throughout the periods indicated.




                                                                                              Year Ended October 31,
                                                                                ---------------------------------------------------
                                                                                  2000       1999       1998      1997      1996
                                                                                --------   --------   --------  --------  --------
NET ASSET VALUE, BEGINNING OF THE PERIOD (a) .................................. $  13.33   $  15.19   $  14.76  $  14.08  $  14.02
                                                                                --------   --------   --------  --------  --------
   Net Investment Income ......................................................     1.06       1.03       1.03      1.04      1.08
   Net Realized and Unrealized Gain/Loss ......................................      .56      (1.87)       .45       .71       .02
                                                                                --------   --------   --------  --------  --------
Total from Investment Operations ..............................................     1.62       (.84)      1.48      1.75      1.10
                                                                                --------   --------   --------  --------  --------
Less:
   Distributions from Net Investment Income:
      Paid to Common Shareholders .............................................      .73        .73        .73       .73       .73
      Common Share Equivalent of Distributions Paid to Preferred Shareholders .      .36        .29        .32       .34       .31
                                                                                --------   --------   --------  --------  --------
Total Distributions ...........................................................     1.09       1.02       1.05      1.07      1.04
                                                                                --------   --------   --------  --------  --------
NET ASSET VALUE, END OF THE PERIOD ............................................ $  13.86   $  13.33   $  15.19  $  14.76  $  14.08
                                                                                ========   ========   ========  ========  ========
Market Price Per Share at End of the Period ................................... $11.6875   $ 11.500   $ 14.375  $ 13.125  $ 12.625
Total Investment Return at Market Price (b) ...................................    8.08%   -15.61%      15.36%     9.96%    11.57%
Total Return at Net Asset Value (c) ...........................................    9.81%    -7.72%       8.04%    10.33%     5.80%
Net Assets at End of the Period (In millions) ................................. $   39.3   $   38.4   $   41.6  $   40.8  $   39.7
Ratio of Expenses to Average Net Assets Applicable to Common Shares(1, 2) .....    2.10%      2.18%      2.18%     2.24%     1.83%
Ratio of Net Investment Income to Average Net Assets
   Applicable to Common Shares(2) (d) .........................................    5.20%      5.06%      4.77%     4.96%     5.46%
Portfolio Turnover ............................................................      46%        42%        15%        4%       16%
 (1) Ratio of Expenses to Average Net Assets Including Preferred Shares .......    1.23%      1.32%      1.33%     1.34%     1.09%
 (2) If certain expenses had not been waived by the Adviser, total return would have been lower and the ratios would have been as follows:
     Ratio of Expenses to Average Net Assets Applicable to
 Common Shares ................................................................      N/A        N/A        N/A       N/A      2.40%
     Ratio of Expenses to Average Net Assets Including Preferred Shares .......      N/A        N/A        N/A       N/A      1.43%
     Ratio of Net Investment Income to Average Net Assets
        Applicable to Common Shares (d) .......................................      N/A        N/A        N/A       N/A      4.89%

                                                                                                           July 30, 1993
                                                                                                           (Commencement
                                                                                                           of Investment
                                                                                 Year Ended October 31,   Operations) to
                                                                                 ----------------------          October
                                                                                    1995       1994             31, 1993
                                                                                  --------   --------           --------
NET ASSET VALUE, BEGINNING OF THE PERIOD (a) ..................................   $  11.74   $  14.89           $  14.63
                                                                                  --------   --------           --------
   Net Investment Income ......................................................       1.16       1.05                .09
   Net Realized and Unrealized Gain/Loss ......................................       2.22      (3.18)               .25
                                                                                  --------   --------           --------
Total from Investment Operations ..............................................       3.38      (2.13)               .34
                                                                                  --------   --------           --------
Less:
   Distributions from Net Investment Income:
      Paid to Common Shareholders .............................................        .73        .79                .07
      Common Share Equivalent of Distributions Paid to Preferred Shareholders .        .37        .23                .01
                                                                                  --------   --------           --------
Total Distributions ...........................................................       1.10       1.02                .08
                                                                                  --------   --------           --------
NET ASSET VALUE, END OF THE PERIOD ............................................   $  14.02   $  11.74           $  14.89
                                                                                  ========   ========           ========
Market Price Per Share at End of the Period ...................................   $ 12.000   $  9.750           $ 14.875
Total Investment Return at Market Price (b) ...................................     31.16%    -30.20%              -.40%*
Total Return at Net Asset Value (c) ...........................................     26.30%    -16.27%              -.36%*
Net Assets at End of the Period (In millions) .................................   $   39.6   $   35.8           $   41.0
Ratio of Expenses to Average Net Assets Applicable to Common Shares(1, 2) .....      1.37%      1.49%              2.59%
Ratio of Net Investment Income to Average Net Assets
   Applicable to Common Shares(2) (d) .........................................      6.13%      6.06%              2.10%
Portfolio Turnover ............................................................        24%       101%                 0%*
Ratio of Expenses to Average Net Assets Including Preferred Shares ............       .79%       .87%              2.16%
If certain expenses had not been waived by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets Applicable to
 Common Shares ................................................................       2.49%      2.50%               N/A
Ratio of Expenses to Average Net Assets Including Preferred Shares ............       1.44%      1.46%               N/A
Ratio of Net Investment Income to Average Net Assets
 Applicable to Common Shares (d) ..............................................       5.00%      5.05%               N/A

* Non-Annualized


(a) Net Asset Value at July 30, 1993, is adjusted for common and preferred share offering costs of $.372 per common share.
(b) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Fund's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.
(c) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.
(d) Net Investment Income is adjusted for the common share equivalent of distributions paid to preferred shareholders.


N/A = Not Applicable

                                 Acquiring Fund

                              Financial Highlights

The following schedule presents financial highlights for one common share of the Acquiring Fund outstanding throughout the periods indicated.




                                                                                                               Year Ended October 31
                                                                        ------------------------------------------------------------
                                                                          2000         1999         1998        1997         1996
                                                                        ---------    ---------    ---------   ---------    ---------
NET ASSET VALUE, BEGINNING OF THE PERIOD (a) ........................   $   16.00    $   17.89    $   17.71   $   17.32    $   17.24
                                                                        ---------    ---------    ---------   ---------    ---------
   Net Investment Income ............................................        1.25         1.26         1.28        1.30         1.29
   Net Realized and Unrealized Gain/Loss ............................         .60        (1.79)         .26         .50          .11
                                                                        ---------    ---------    ---------   ---------    ---------
Total from Investment Operations ....................................        1.85         (.53)        1.54        1.80         1.40
                                                                        ---------    ---------    ---------   ---------    ---------
Less:
   Distributions from Net Investment Income:
      Paid to Common Shareholders ...................................         .94          .99          .99         .99          .98
      Common Share Equivalent of Distributions Paid to Preferred
        Shareholders ................................................         .38          .30          .34         .32          .34
   Distributions from Net Realized Gain:
      Paid to Common Shareholders ...................................         -0-          .05          .02         .08          -0-
      Common Share Equivalent of Distributions Paid to Preferred
        Shareholders ................................................         -0-          .02          .01         .02          -0-
                                                                        ---------    ---------    ---------   ---------    ---------
Total Distributions .................................................        1.32         1.36         1.36        1.41         1.32
                                                                        ---------    ---------    ---------   ---------    ---------
NET ASSET VALUE, END OF THE PERIOD ..................................   $   16.53    $   16.00    $   17.89   $   17.71    $   17.32
                                                                        =========    =========    =========   =========    =========
Market Price Per Share at End of the Period .........................   $ 13.5000    $  14.750    $  18.625   $ 17.1875    $  16.500
Total Investment Return at Market Price (b) .........................      -2.28%      -15.79%       14.75%      11.00%       14.89%
Total Return at Net Asset Value (c) .................................       9.50%       -4.96%        6.92%       8.71%        6.32%
Net Assets at End of the Period (In millions) .......................   $   108.6    $   106.4    $   114.1   $   113.3    $   111.7
Ratio of Expenses to Average Net Assets Applicable to Common Shares**       1.78%        1.73%        1.68%       1.70%        1.77%
Ratio of Net Investment Income to Average Net Assets Applicable to
   Common Shares (d) ................................................       5.39%        5.59%        5.27%       5.62%        5.51%
Portfolio Turnover ..................................................         42%          24%          18%          2%          12%
 * Non-Annualized
** Ratio of Expenses to Average Net Assets including Preferred Shares       1.11%        1.11%        1.09%       1.09%        1.13%

                                                                                                        March 27, 1992
                                                                                                         (commencement
                                                                                                         of Investment
                                                                               Year Ended October 31    Operations) to
                                                                        ---------------------------------- October 31,
                                                                          1995        1994         1993        1992
                                                                        ---------   ---------    ---------   ---------
NET ASSET VALUE, BEGINNING OF THE PERIOD (a) ........................   $   15.24   $   17.96    $   14.88   $   14.70
                                                                        ---------   ---------    ---------   ---------
   Net Investment Income ............................................        1.30        1.29         1.29         .59
   Net Realized and Unrealized Gain/Loss ............................        2.02       (2.73)        3.02         .11
                                                                        ---------   ---------    ---------   ---------
Total from Investment Operations ....................................        3.32       (1.44)        4.31         .70
                                                                        ---------   ---------    ---------   ---------
Less:
   Distributions from Net Investment Income:
      Paid to Common Shareholders ...................................         .95         .93          .94         .39
      Common Share Equivalent of Distributions Paid to Preferred
        Shareholders ................................................         .37         .26          .29         .13
   Distributions from Net Realized Gain:
      Paid to Common Shareholders ...................................         -0-         .07          -0-         -0-
      Common Share Equivalent of Distributions Paid to Preferred
        Shareholders ................................................         -0-         .02          -0-         -0-
                                                                        ---------   ---------    ---------   ---------
Total Distributions .................................................        1.32        1.28         1.23         .52
                                                                        ---------   ---------    ---------   ---------
NET ASSET VALUE, END OF THE PERIOD ..................................   $   17.24   $   15.24    $   17.96   $   14.88
                                                                        =========   =========    =========   =========
Market Price Per Share at End of the Period .........................   $  15.250   $  13.500    $  16.750   $  14.875
Total Investment Return at Market Price (b) .........................      20.50%     -13.92%        19.30%      1.74%*
Total Return at Net Asset Value (c) .................................      19.85%      -9.89%        27.67%      1.65%*
Net Assets at End of the Period (In millions) .......................   $   111.3   $   103.0    $   114.3   $   101.5
Ratio of Expenses to Average Net Assets Applicable to Common Shares**       1.79%       1.81%        1.76%       1.72%
Ratio of Net Investment Income to Average Net Assets Applicable to
   Common Shares (d) ................................................       5.67%       6.15%        6.01%       5.11%
Portfolio Turnover ..................................................          6%         10%           9%          9%*
 * Non-Annualized
** Ratio of Expenses to Average Net Assets including Preferred Shares       1.12%       1.15%        1.12%       1.21%


(a) Net Asset Value at March 27, 1992, is adjusted for common and preferred share offering costs of $.303 per common share.
(b) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Fund's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.
(c) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.
(d) Net Investment Income is adjusted for common share equivalent of distributions paid to preferred shareholders.

                             COMPARISON OF THE FUNDS

Investment Objective and Policies

      The structure, organization and investment policies of the Funds are substantially similar, with the differences between the Target Fund and the Acquiring Fund set forth below. Each Fund's investment objective is to provide common shareholders with a high level of current income exempt from federal income tax, consistent with preservation of capital. Each Fund also seeks to offer its common shareholders the opportunity to own securities exempt from Florida intangible property taxes.

      Under normal market conditions, each Fund invests substantially all of its assets in Florida municipal securities rated investment grade at the time of investment. Investment grade rated securities are rated BBB or higher by S&P or Baa or higher by Moody's (or comparably rated by any other nationally recognized statistical rating organization) in the case of long-term obligations, and have equivalent ratings in the case of short-term obligations. Securities rated Baa by Moody's are considered by Moody's as medium-grade obligations which lack outstanding investment characteristics and in fact have speculative characteristics as well. Securities rated BBB by S&P are regarded by S&P as having an adequate capacity to pay interest and repay principal. Neither Fund invests in unrated Florida municipal securities.

      The foregoing policies with respect to credit quality of portfolio investments apply only at the time of purchase of a security, and the Funds are not required to dispose of a security in the event that S&P or Moody's (or any other nationally recognized statistical rating organization) downgrades its assessment of the credit characteristics of a particular issuer. In determining whether a Fund will retain or sell such a security, the Adviser may consider such factors as the Adviser's assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other nationally recognized statistical rating organizations.

      Florida Municipal Securities. Municipal securities are obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which, in the opinion of bond counsel or other counsel to the issuer of such securities is, at the time of issuance, not includable in gross income for federal income tax purposes. Florida municipal securities are municipal securities which in the opinion of bond counsel or other counsel to the issuer of such securities are, at the time of issuance, exempt from Florida intangible personal property taxes. Under normal market conditions, at least 80% of each Fund's net assets are invested in municipal securities. The Funds have not established any limit on the percentage of their respective portfolios that may be invested in Florida municipal securities subject to the alternative minimum tax provisions of federal tax law, and a substantial portion of the income produced by a Fund may be taxable under the federal alternative minimum tax.


      The two principal classifications of municipal securities are "general obligation" and "revenue" securities. "General obligation" securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. "Revenue" securities are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Industrial development bonds are usually revenue securities, the credit quality of which is normally directly related to the credit standing of the industrial user involved.


      Within these principal classifications of municipal securities, there are a variety of categories of municipal securities, including fixed and variable rate securities, municipal bonds, municipal notes, municipal leases, custodial receipts, participation certificates and municipal securities the terms of which include elements of, or are similar in effect to, certain Strategic Transactions (as defined below) in which the Funds may engage. Variable rate securities bear rates of interest that are adjusted periodically according to formulae intended to reflect market rates of interest and include securities whose rates vary inversely with changes in market rates of interest. Neither Fund may invest more than 15% of its total assets in municipal securities whose rates vary inversely with changes in market rates of interest. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Certain municipal lease obligations may include "nonappropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Custodial receipts are underwritten by securities dealers or banks and evidence ownership of future interest payments, principal payments or both on certain municipal securities. Participation certificates are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract, or a conditional sales contract. Municipal securities may not be backed by the faith, credit and taxing power of the issuer. The Funds may also invest in Florida municipal securities backed by original issue insurance or secondary market insurance (collectively, "insurance").


      The Funds do not generally invest 25% or more of their respective total assets in any one industry. Governmental issuers of Florida municipal securities are not considered part of any "industry" and are accordingly not subject to this 25% limitation. However, Florida municipal securities backed only by the assets and revenues of non-governmental users may for this purpose be deemed to be issued by such non-governmental users, and the 25% limitation would apply to such obligations.

      Temporary Defensive Strategies. At times the Adviser may judge that conditions in the markets for Florida municipal securities make pursuing a Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times the Adviser may use alternative strategies, primarily designed to reduce fluctuations in the value of such Fund's assets. In implementing these "defensive" strategies, a Fund may invest to a substantial degree in other investment grade municipal securities, including liquid, high-quality, short-term municipal securities. If these other municipal securities are not available or, in the Adviser's judgment, do not afford sufficient protection against adverse market conditions, the Fund may invest in investment grade taxable securities. To the extent that the Fund invests in taxable securities for temporary defensive purposes, the Fund will not be invested in a manner primarily designed to achieve its investment objective of seeking to provide common shareholders with a high level of current income exempt from federal income tax, consistent with preservation of capital.


      Portfolio Securities. The net asset value of each Fund's Common Shares changes with fluctuations in the value of its portfolio securities. Because each Fund invests in fixed income Florida municipal securities, the net asset value of the Common Shares of a Fund can be expected to change as general levels of interest rates fluctuate. Generally, when interest rates increase, the value of fixed income securities held by a Fund in its portfolio can be expected to decrease and when interest rates decrease, the value of the fixed income securities held by a Fund in its portfolio can be expected to increase. Each Fund may also invest up to 15% of its total assets in municipal securities that bear interest at rates that vary inversely with changes in market rates of interest. The value of such municipal securities generally will fluctuate in response to changes in market rates of interest to a greater extent than the value of an equal principal amount of a fixed rate Florida municipal security having similar credit quality, redemption provisions and maturity. Net asset value and market value may be volatile due to the Funds' leveraged capital structures and their investments in such municipal securities. For example, when interest rates in general are increasing, the value of the Common Shares of a Fund may decrease to a more significant extent than if the Fund did not utilize a leveraged capital structure due to correspondingly higher dividend rates on the Fund's APS. Such volatility may be increased when a Fund also holds residual interest bonds.

      Volatility may be greater during periods of general economic uncertainty. Although the Florida municipal securities in which the Funds may invest will be rated investment grade at the time of investment, Florida municipal securities, like other debt obligations, are subject to the risk of nonpayment. The ability of issuers of Florida municipal securities to make timely payments of interest and principal may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to a Fund, and could result in a reduction in the value of the Florida municipal security experiencing non-payment and a potential decrease in the net asset value of the Fund.

      Each Fund may invest in Florida municipal securities backed by insurance. The credit rating assigned by Moody's or S&P (or any other nationally recognized statistical rating organization) to Florida municipal securities covered by insurance ordinarily will be based, at least in part, on such insurance. Although the Adviser periodically reviews the financial condition of insurers, there can be no assurance that the insurers will be able to honor their obligations in all circumstances. In the event of a default by an insurer on its obligations with respect to any Florida municipal securities in a Fund's portfolio, the Fund would look to the issuer or guarantor of such Florida municipal securities for payments of principal and interest and such issuer or any guarantor may not be rated investment grade. Alternatively, the Fund could elect to dispose of such Florida municipal securities; however, the market prices for such Florida municipal securities may be lower than the Fund's purchase price for them and the Fund could sustain a capital loss as a result.

      The amount of available information about the financial condition of Florida municipal securities issuers may be less extensive than that for corporate issuers with publicly traded securities. Florida municipal securities in which the Funds may each invest include special obligation bonds, lease obligations, participation certificates, variable rate instruments and Florida municipal securities the terms of which include elements of, or are similar in effect to, certain Strategic Transactions in which the Funds may engage. Certain of these instruments represent relatively recent innovations in the municipal securities markets. While the markets for such recent innovations progress through stages of development, such markets may be less liquid than more fully developed markets for municipal securities. Liquidity relates to the ability of a Fund to sell a security in a timely manner at a price which reflects the value of that security. Although it is generally the policy of the Funds to hold Florida municipal securities until their maturity, the relative illiquidity of some of a Fund's portfolio securities may adversely affect the ability of the Fund to dispose of such securities in a timely manner and at a fair price.


      Neither Fund has established any limit on the percentage of its portfolio that may be invested in Florida municipal securities that are subject to the federal alternative minimum tax. A substantial portion of the income produced by the Fund may be taxable under the federal alternative minimum tax. Accordingly, the Fund may not be a suitable investment for investors who are already subject to the federal alternative minimum tax or who could become subject to the federal alternative minimum tax as a result of an investment in the Fund. In addition, income earned or deemed to be earned by the Fund with respect to its Strategic Transactions (as defined below), if any, will be taxable income of the Fund.


      Investment Practices. In connection with the investment objective and policies described above, each Fund may, but is not required to, utilize various other investment strategies as described below to earn income, facilitate portfolio management and mitigate risk. Such strategies are generally accepted by modern portfolio managers and are regularly utilized by many investment companies and other institutional investors. These investment practices entail risks. Although the Adviser believes that these investment practices may further the Funds' respective investment objectives, no assurance can be given that these investment practices will achieve this result. Under current Florida law, shares of a Fund will not be subject to the Florida intangible personal property tax for any year if, on the last business day of the previous calendar year, at least 90% of the net asset value of the Fund's portfolio consisted of (1) notes, bonds and other obligations issued by the State of Florida or its municipalities, counties, and other taxing districts, or by the United States Government and its agencies, or by the governments of Puerto Rico, Guam or the U.S. Virgin Islands, or (2) other intangible personal property exempt from the Florida intangible personal property tax. (FOR THIS PURPOSE, OBLIGATIONS ISSUED BY A NONPROFIT CORPORATION FORMED UNDER GENERAL NONPROFIT CORPORATION LAW OF A STATE ARE NOT EXEMPT FROM FLORIDA INTANGIBLE PERSONAL PROPERTY TAX EVEN IF THEY ARE CONSIDERED FOR FEDERAL INCOME TAX PURPOSES TO BE OBLIGATIONS ISSUED "ON BEHALF OF" A GOVERNMENTAL UNIT THE INTEREST ON WHICH IS EXEMPT FROM FEDERAL INCOME TAX.) Shares of a Fund will generally be subject to the Florida intangible property tax for any year if less than 90% of the net asset value of that Fund's portfolio is invested in assets that are exempt from the Florida intangible property tax. It is unclear under current Florida law whether shares of the Fund will be exempt from the Florida intangible personal property tax for any year if, on the last business day of the previous calendar year, a Fund's portfolio includes certain of the instruments described below. Under normal market conditions, the Funds engage in these investment practices, if at all, only to the extent that the Common Shares will not become subject to the Florida intangible personal property tax as a result thereof.

      Strategic Transactions. The Funds may each purchase and sell exchange-listed and over-the-counter put and call options on securities, financial futures and other financial instruments, purchase and sell financial futures contracts and enter into various interest rate transactions such as swaps, caps, floors or collars. Collectively, all the above are referred to as "Strategic Transactions." Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets fluctuations, to protect a Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Strategic Transactions may also be used to enhance potential gain although no more than 5% of a Fund's assets may be committed to Strategic Transactions for non-hedging purposes. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a Fund to utilize these Strategic Transactions successfully depends on the Adviser's ability to predict pertinent market movements, which cannot be assured. Each Fund complies with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions have risks associated with them including possible default by the other party to the transaction, liquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Fund, force the sale of portfolio securities at inopportune times or for prices other than at current market values, limit the amount of appreciation a Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the contemplated use of these futures contracts and options thereon should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts and the sale of options thereon would create, a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. Income earned or gains realized or deemed to be earned or realized, if any, by a Fund from engaging in Strategic Transactions generally will be taxable income of the Fund. Such income is allocated to both the Common Shares and the APS of a Fund on a pro rata basis.

      "When-Issued" and "Delayed Delivery" Transactions. Each Fund may also purchase and sell municipal securities on a "when-issued" and "delayed delivery" basis. No income accrues to a Fund on municipal securities in connection with such transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the municipal securities at delivery may be more or less than their purchase price, and yields generally available on municipal securities when delivery occurs may be higher than yields on the municipal securities obtained pursuant to such transactions. Because the Fund engaging in such transactions relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous.

      Non-Diversification. Each Fund is classified as non-diversified within the meaning of the 1940 Act, which means that the Fund is not limited by such Act in the proportion of its total assets that it may invest in securities of a single issuer. However, each Fund's investments are limited so as to qualify the Fund for the special tax treatment afforded regulated investment companies under the federal tax laws. To qualify, among other requirements, each Fund limits its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities (other than U.S. Government securities) of a single issuer, and
(ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities (other than U.S. Government securities) of a single issuer. A fund that elects to be classified as "diversified" under the 1940 Act must satisfy the foregoing 5% requirement with respect to 75% of its total assets. To the extent that a Fund assumes large positions in the securities of a small number of issuers, the Fund's yield may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.

Special Considerations Relating to Florida Municipal Bonds


      Each Fund, under normal market conditions, invests substantially all of its total assets in investment-grade Florida municipal securities and, therefore, is more susceptible to factors adversely affecting issuers of Florida municipal securities than is a municipal bond fund that is not concentrated in issuers of Florida municipal securities to this degree. Many different social, environmental and economic factors may affect the financial condition of Florida and its political subdivisions. From time to time, Florida and its political subdivisions have encountered financial difficulties. Florida is highly dependent upon sales and use taxes, which account for the majority of its general fund revenues. The State of Florida and its political subdivisions do not impose income taxes on individuals. The structure of personal income in Florida is also different from the rest of the nation in that the State has a proportionally greater retirement age population that is dependent upon transfer payments (social security, pension benefits, etc.). Such transfer payments can be affected by federal legislation. Florida's economic growth is also highly dependent upon other factors such as changes in population growth, tourism, interest rates and hurricane activity. The Florida Constitution may limit the State's ability to raise revenues and may have an adverse effect on the finances of Florida and its political subdivisions. For a discussion of economic and other conditions in the State of Florida, see Exhibit I -- "Economic and Other Conditions in Florida."

Investment Restrictions

      Each Fund's investment objective, its investment policy with respect to investing at least 80% of its total assets in municipal securities and the following investment restrictions are fundamental and cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (defined in the 1940 Act as the lessor of (i) more than 50% of the Fund's outstanding Common Shares and of its outstanding APS, voting by class, present at a meeting at which the holders of more than 50% of the outstanding shares of each such class are present in person or by proxy). All other investment policies or practices are considered by the Funds not to be fundamental and accordingly may be changed without shareholder approval. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values will not be considered a deviation from policy. Neither Fund may:

      1. Invest more than 25% of its total assets in a single industry; however, the Fund may from time to time invest more than 25% of its total assets in a particular segment of the municipal securities market.

      2. Issue senior securities, as defined in the 1940 Act, other than preferred shares of beneficial interest, except to the extent such issuance might be involved with borrowing described under subparagraph (4) below or with respect to hedging and risk management transactions or the writing of options.

      3. Borrow money, except for temporary or emergency purposes from banks or for repurchase of the Fund's Shares, and then only in an amount not exceeding one-third of the Fund's total assets, including the amount borrowed. The Fund will not mortgage, pledge or hypothecate any assets except in connection with a borrowing. The Fund will not purchase portfolio securities during any period that such borrowing exceed 5% of the total asset value of the Fund. Notwithstanding this investment restriction, the Fund may enter into "when-issued" and "delayed delivery" transactions.

      4. Make loans of money or property to any person, except to the extent the securities in which the Fund may invest are considered to be loans and except that the Fund may lend money or property in connection with maintenance of the value of or the Fund's interest with respect to the securities owned by the Fund.

      5. Buy any securities "on margin." Neither the deposit of initial margin in connection with hedging and risk management transactions nor short-term credits as may be necessary for the clearance of transactions is considered the purchase of a security on margin.

      6. Sell any securities "short," write, purchase or sell puts, calls or combinations thereof, or purchase or sell futures or options, except in connection with hedging or risk management transactions.

      7. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

      8. Make investments for the purpose of exercising control or participation in management, except to the extent that exercise by the Fund of its rights under agreements related to municipal securities would be deemed to constitute such control or participation.

      9. Invest in securities of other investment companies in an amount exceeding the limitations set forth in the 1940 Act and the rules thereunder, except as part of a merger, consolidation or other acquisition.

      10. Invest in equity interests in oil, gas or other mineral exploration or development programs except pursuant to the exercise by the Fund of its rights under agreements relating to municipal securities.

      11. Purchase or sell real estate, commodities or commodity contracts, except to the extent the securities the Fund may invest in are considered to be interests in real estate, commodities or commodity contracts or to the extent the Fund exercises its rights under agreements relating to such municipal securities (in which case the Fund may liquidate real estate acquired as a result of a default on a mortgage), and except to the extent that financial futures and related options the Fund may invest in are considered to be commodities or commodities contracts.

Rating Agency Guidelines

      Each Fund intends that, so long as its APS are outstanding, the composition of its portfolio will reflect guidelines established by Moody's and S&P in connection with each Fund's receipt of a rating for such shares of at least "aaa" from Moody's and AAA from S&P. Moody's and S&P, which are nationally recognized statistical rating organizations, issue ratings for various securities reflecting the perceived creditworthiness of such securities. The guidelines for rating such preferred shares have been developed by Moody's and S&P in connection with issuances of asset-backed and similar securities, including debt obligations and variable rate preferred stock, generally on a case-by-case basis through discussions with the issuers of these securities. The guidelines are designed to ensure that assets underlying outstanding debt or preferred stock will be varied sufficiently and will be of sufficient quality and amount to justify investment grade ratings. The guidelines do not have the force of law but have been adopted by each Fund in order to satisfy current requirements necessary for Moody's and S&P to issue the above-described ratings for APS, which ratings generally are relied upon by institutional investors in purchasing such securities. The guidelines provide a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act.

      Each Fund may, but is not required to, adopt any modifications to these guidelines that hereafter may be established by Moody's or S&P. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of the ratings altogether. In addition, any rating agency providing a rating for a Fund's APS, at any time, may change or withdraw any such rating. As set forth in the Certificate of Vote of Trustees Establishing Preferred Shares of each Fund (each a "Certificate of Vote"), the Board of Trustees of each Fund, without shareholder approval, may modify certain definitions or restrictions that have been adopted by the Fund pursuant to the rating agency guidelines, provided the Board of Trustees has obtained written confirmation from Moody's and S&P that any such change would not impair the ratings then assigned by Moody's and S&P to the APS. See "The Reorganization--Risk Factors and Special Considerations--Ratings Considerations."

      For so long as any shares of a Fund's APS are rated by Moody's or S&P, as the case may be, a Fund's use of options and financial futures contracts and options thereon will be subject to certain limitations mandated by the rating agencies.

Portfolio Composition

      Although the investment portfolios of both Funds must satisfy the same standards of credit quality, the actual securities owned by each Fund are different, as a result of which there are certain differences in the composition of the two investment portfolios. The tables below set forth the percentages of the Florida municipal securities held by each Fund, as of a certain date.


      Target Fund. As of October 31, 2000, approximately 99.2% of the market value of the Target Fund's portfolio was invested in long-term municipal obligations and approximately 0.8% of the market value of the Target Fund's portfolio was invested in short-term municipal obligations. The following table sets forth certain information with respect to the composition of the Target Fund's long-term municipal obligation investment portfolio as of October 31, 2000.


                                     Number of       Value
S&P*                Moody's*          Issues     (in thousands)     Percent
----                --------          ------     --------------     -------


AAA                    Aaa              33           31,565          81.6%
 AA                     Aa               3            2,894           7.5%
  A                      A               4            2,468           6.4%
BBB                    Baa               3            1,728           4.5%


      * Ratings: Using the higher of S&P's or Moody's rating on the Target Fund's municipal obligations. S&P's rating categories may be modified further by a plus (+) or minus (-) in AA, A and BBB ratings. Moody's rating categories may be modified further by a 1, 2 or 3 in Aaa, Aa, A and Baa ratings. See Exhibit II--"Ratings of Municipal Bonds."


      Acquiring Fund. As of October 31, 2000, approximately 99.6% of the market value of the Acquiring Fund's portfolio was invested in long-term municipal obligations and approximately 0.4% of the market value of the Acquiring Fund's portfolio was invested in short-term municipal obligations. The following table sets forth certain information with respect to the composition of the Acquiring Fund's long-term municipal obligation investment portfolio as of October 31, 2000.

                                     Number of       Value
S&P*                Moody's*          Issues     (in thousands)     Percent
----                --------          ------     --------------     -------


AAA                    Aaa              60           86,203          79.9%
 AA                     Aa               8           15,311          14.2%
  A                      A               3            2,924           2.7%
BBB                    Baa               4            3,435           3.2%


      * Ratings: Using the higher of S&P's or Moody's rating on the Acquiring Fund's municipal obligations. S&P's rating categories may be modified further by a plus (+) or minus (-) in AA, A and BBB ratings. Moody's rating categories may be modified further by a 1, 2 or 3 in Aaa, Aa, A ratings. See Exhibit II --"Ratings of Municipal Bonds."

Portfolio Transactions

      The Adviser places orders for portfolio transactions for each Fund with broker-dealer firms giving consideration to the quality, quantity and nature of each firm's professional services. These services include execution, clearance procedures, wire service quotations and statistical and other research information provided to the Fund and the Adviser, including quotations necessary to determine the value of the Fund's net assets. Any research benefits derived are available for all clients of the Adviser and the Adviser may not use all the research it receives from broker-dealers in connection with a particular Fund. Since statistical and other research information is only supplementary to the research efforts of the Adviser and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. In selecting among the firms believed to meet the criteria for handling a particular transaction, the Adviser may take into consideration that certain firms have sold shares of a Fund and that certain firms provide market, statistical or other research information to a Fund and the Adviser, and may select firms that are affiliated with the Funds, the Adviser or principal underwriters of the Funds' shares.

      If it is believed to be in the best interests of a Fund, the Adviser may place portfolio transactions with brokers who provide the types of services described above, even if it means the Fund will have to pay a higher commission (or, if the broker's profit is part of the cost of the security, will have to pay a higher price for the security) than would be the case if no weight were given to the broker's furnishing of those services. This will be done, however, only if, in the opinion of the Adviser, the amount of additional commission or increased cost is reasonable in relation to the value of the services.

      If purchases or sales of securities of a Fund and of one or more other investment companies or clients advised by the Adviser are considered at or about the same time, transactions in such securities will be allocated among the several investment companies and clients in a manner deemed equitable by the Adviser, to each such investment company or client, taking into account their respective sizes and the amount of securities to be purchased or sold. Although it is possible that in some cases this procedure could have a detrimental effect on the price paid for the security by a Fund or the volume of the security purchased by a Fund, it is also possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to such Fund.

      While the Adviser will be primarily responsible for the management of each Fund's portfolio, the policies and practices in this regard must be consistent with the foregoing and will at all times be subject to review by the Board of Trustees of each Fund.

      The Board of Trustees of each of the Funds has adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act, which requires that the commissions paid to affiliates of a Fund, or to affiliates of such persons, must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to each Fund's Board of Trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, each Fund's Board of Trustees will consider from time to time whether the advisory fee will be reduced by all or a portion of the brokerage commission given to brokers that are affiliated with a Fund.

Portfolio Turnover

      Generally, neither Fund purchases securities for short-term trading profits. However, any of the Funds may dispose of securities without regard to the time that they have been held when such action, for defensive or other reasons, is deemed appropriate by the Adviser. (The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by a Fund during the particular fiscal year. For purposes of determining this rate, all securities whose maturities at the time of acquisition are one year or less are excluded.) A high portfolio turnover rate results in greater transaction costs, which are borne directly by the Fund, and also has certain tax consequences for shareholders. The portfolio turnover rates for the Target Fund and the Acquiring Fund for each Fund's fiscal year ended October 31, 2000 were 46% and 42%, respectively.

Net Asset Value

      The net asset value per share of each Fund's Common Shares is determined by calculating the total value of the Fund's assets, deducting its total liabilities and the liquidation value of the Fund's APS (without giving effect to any potential redemption premium with respect to such APS), and dividing the result by the number of Common Shares outstanding. The net asset value for each Fund is computed no less frequently than the last business day of each week after the close of business on the NYSE. Each Fund reserves the right to calculate the net asset value more frequently if deemed desirable.

      Fixed-income securities are valued by using market quotations, prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Boards of Trustees of the Funds. The relative illiquidity of some securities in a Fund's portfolio may adversely affect the ability of the Fund to accurately value such securities. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost. Other assets are valued at fair value by the Adviser as determined in good faith by the Board of Trustees of each Fund.

      If any securities held by a Fund are restricted as to resale, the Adviser will determine their fair value following procedures approved by the Board of Trustees of each Fund. The Board of Trustees of each Fund periodically reviews such valuations and procedures. The fair value of such securities generally will be determined as the amount which a Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration generally will be given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of securities (including any registration expenses that might be borne by the Fund in connection with such disposition). In addition, specific factors also generally will be considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities, and any available analysts' reports regarding the issuer.

Capital Shares

      Each Fund has outstanding both Common Shares and APS. The Target Fund Common Shares are traded on the AMEX. The Acquiring Fund Common Shares are traded on the NYSE. The Target Fund Common Shares commenced trading on the AMEX on September 15, 1993. As of October 31, 2000, the net asset value per Target Fund Common Share was $13.86 and the market price per share was $11.69. The Acquiring Fund Common Shares commenced trading on the NYSE on May 13, 1992. As of October 31, 2000, the net asset value per Acquiring Fund Common Share was $16.53 and the market price per share was $13.50.

      Each Fund is authorized to issue an unlimited number of common shares of beneficial inter-est and up to 100,000,000 preferred shares of beneficial interest. The Board of Trustees of each Fund may authorize separate classes of shares together with such designation or preferences, rights, voting powers, restrictions, limitations, qualifications or terms as may be determined from time to time by the Trustees.

      Each Fund is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust of each Fund contains an express disclaimer of shareholder liability for acts or obligations of the Fund and provides for indemnification and reimbursement of expense out of the Fund's property for any shareholder held personally liable for the obligations of that Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the nature of each Fund's assets and operations, the possibility of a Fund being unable to meet its obligations is remote and, in the opinion of counsel to the Funds, the risk to the Funds' respective shareholders is remote.

      The Declaration of Trust of each Fund further provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to any shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of their duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

Common Shares

      Holders of each Fund's Common Shares are entitled to share equally in dividends declared by each Fund's Board of Trustees payable to holders of the Common Shares and in the net assets of the Fund available for distribution to holders of the Common Shares after payment of the preferential amounts payable to holders of any outstanding preferred shares. See "Voting Rights" and "Liquidation Rights of Holders of APS" below. Holders of a Fund's Common Shares do not have preemptive or conversion rights and a Fund's Common Shares are not redeemable. The outstanding Common Shares of each Fund are fully paid and nonassessable. So long as any APS of a Fund or any other preferred shares are outstanding, holders of the Fund's Common Shares will not be entitled to receive any dividends of or other distributions from the Fund unless all accumulated dividends on the Fund's outstanding APS and any other preferred shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to such APS and any other preferred shares would be at least 200% after giving effect to such distributions.

Preferred Shares

      The APS of each Fund have a similar structure. The APS are preferred shares of the applicable Fund that entitle their holders to receive dividends when, as and if declared by the Board of Trustees, out of funds legally available therefor, at a rate per annum that may vary for the successive dividend periods. The APS of each Fund have a liquidation preferences of $25,000 per share; neither Fund's APS are traded on any stock exchange or over-the-counter. Each Fund's APS can be purchased at an auction or through broker-dealers who maintain a secondary market in the APS.

      Auctions generally have been held and will be held every seven days for Target Fund APS and every twenty-eight days for Acquiring Fund APS, unless the applicable Fund elects, subject to certain limitations, to declare a special dividend period. The following table provides information about the dividend rates for each Fund's APS as of a recent auction.

            Auction Date                   Fund            Dividend Rate
            ------------                   ----            -------------


            March 6, 2001               Target Fund           3.400%
            March 7, 2001             Acquiring Fund          3.449%


      Under the 1940 Act, each Fund is permitted to have outstanding more than one series of preferred shares as long as no single series has priority over another series as to the distribution of assets of the Fund or the payment of dividends. Each Fund currently has only one series of preferred shares outstanding. Holders of a Fund's preferred shares do not have preemptive rights to purchase any shares of APS or any other preferred shares that might be issued. The net asset value per share of a Fund's APS equals its liquidation preference plus accumulated but unpaid dividends per share.

      The redemption provisions pertaining to the APS of each Fund are substantially similar. It is anticipated that shares of APS of each Fund will generally be redeemable at the option of the Fund at a price equal to their liquidation preference of $25,000 per share plus accumulated but unpaid dividends (whether or not earned or declared) to the date of redemption plus, in certain circumstances, a redemption premium. Shares of APS of each Fund are also subject to mandatory redemption at a price equal to their liquidation preference plus accumulated but unpaid dividends (whether or not earned or declared) to the date of redemption upon the occurrence of certain specified events, such as the failure of the Fund to maintain asset coverage requirements for the APS specified by Moody's and S&P in connection with their issuance of ratings on the APS.

Capitalization

      The following table sets forth as of October 31, 2000 (i) the capitalization of the Target Fund, (ii) the capitalization of the Acquiring Fund, and (iii) the pro forma capitalization of the Acquiring Fund as adjusted to give effect to the Reorganization.

                      Capitalization as of October 31, 2000
                                   (unaudited)

                                                       (Amounts in thousands)
                                                                               Pro forma
                                                                               ---------
                                              Acquiring Fund   Target Fund   Acquiring Fund
                                                  (Actual)      (Actual)     (As Adjusted)
                                                  --------      --------     -------------


Shareholders' Equity:
Common Shares, $.01 par value
per share; 4,150,300 shares outstanding for       $     42
Acquiring Fund (Actual)

1,683,270 shares outstanding for
Target Fund (Actual)                                            $     17

5,552,300 shares outstanding for Acquiring                                      $     56
Fund (As Adjusted)

Preferred shares $25,000 liquidation
  preference per share                            $ 40,000      $ 16,000        $ 56,000

Paid-in surplus                                   $ 60,995      $ 24,681        $ 85,676

Undistributed net investment income               $     64      $     96        $      5

Net realized gain (loss) from investment
  transactions                                    $  1,210      $ (2,844)       $ (1,634)

Net unrealized appreciation of investments        $  6,290      $  1,372        $  7,662

Net Assets                                        $108,601      $ 39,322        $147,765



Certain Provisions of the Declarations of Trust

      Each Fund's Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees, and could have the effect of depriving common shareholders of an opportunity to sell their Common Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. The Board of Trustees of each Fund is divided into three classes, with the term of one class expiring at the annual meeting of shareholders. At each annual meeting, in each year each class whose term is expiring will be elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of Trustees. A Trustee may be removed from office only for cause by a written instrument signed by at least two-thirds of the remaining Trustees or by a vote of the holders of at least two-thirds of the class of shares of the Fund that elected such Trustee and entitled to vote on the matter.

      In addition, each Fund's Declaration of Trust requires the favorable vote of the holders of at least 75% of the outstanding shares of each class of the Fund, voting as a class, then entitled to vote to approve, adopt or authorize certain transactions with 5%-or-greater holders of a class of shares and their associates, unless the Board of Trustees shall by resolution have approved a memorandum of understanding with such holders, in which case normal voting requirements would be in effect. For purposes of these provisions, a 5%-or-greater holder of a class of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class of beneficial interest of the Fund. The transactions subject to these special approval requirements are: (i) the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; (ii) the issuance of any securities of the Fund to any Principal Shareholder for cash (except pursuant to the Dividend Reinvestment
Plan); (iii) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); or (iv) the sale, lease or exchange to the Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

      The Board of Trustees of each Fund has determined that the 75% voting requirements described above, which are greater than the minimum requirements under Massachusetts law or the 1940 Act, are in the best interest of shareholders of each respective Fund generally. Reference should be made to the Declaration of Trust of each Fund on file with the SEC for the full text of these provisions.

Conversion to Open-End Fund

      Each Fund may be converted to an open-end investment company at any time by an amendment to its Declaration of Trust. Each Fund's Declaration of Trust provides that such an amendment would require the approval of (a) a majority of the Trustees, including the approval by a majority of the disinterested Trustees of the Fund, and (b) the lesser of (i) more than 50% of the Fund's outstanding common and preferred shares each voting as a class or (ii) 67% of each of the common and preferred shares, voting as a class, present at a meeting at which holders of more than 50% of the outstanding shares of each such class are present in person or by proxy. If approved in the foregoing manner, conversion of the Fund could not occur until 90 days after the shareholders' meeting at which such conversion was approved and would also require at least 30 days prior notice to all shareholders. Conversion of a Fund to an open-end investment company would require the redemption of all outstanding preferred shares, which would eliminate the leveraged capital structure of the Fund. In the event of conversion, the Common Shares would cease to be listed on the New York Stock Exchange, the American Stock Exchange, the NASDAQ National Market System or other national securities exchange or national market system. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. If a Fund were converted to an open-end fund, it is likely that new Common Shares would be sold at net asset value plus a sales load. Following any such conversion, it is also possible that certain of the Fund's investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. In particular the Fund would be required to maintain its portfolio such that not more than 15% of its assets would be invested in illiquid securities. Such requirement could cause the Fund to dispose of portfolio securities or other assets at a time when it is not advantageous to do so, and could adversely affect the ability of the Fund to meet its investment objective.


Management of the Funds

      Trustees and Officers. The Boards of Trustees of the Target Fund and the Acquiring Fund currently consist of the same seven persons, five of whom are not "interested persons," as defined in the 1940 Act, of any of those Funds. The Trustees of each Fund are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the Trustees of investment companies by the 1940 Act and under applicable Massachusetts law. The Funds have the same slate of officers.

      Portfolio Manager. Thomas M. Byron, a Vice President of the Adviser, has been primarily responsible for the for the day-to-day management of each Fund's portfolio since January 1997. Prior to January 1997, Mr. Byron was manager of the Unit Investment Trust Purchasing Desk and assumed buying responsibilities for all national tax-free and taxable unit investment trusts for the Adviser in since April 1994. Prior to April 1994, Mr. Byron was responsible for buying for the state unit investment trusts for the Adviser. Mr. Bryon has been employed by the Adviser since 1981.

Management and Advisory Arrangements

      Each Fund is advised by the Adviser, which is a wholly owned subsidiary of Van Kampen. Van Kampen is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios, and has more than $97 billion in assets under management as of December 31, 2000. Van Kampen has more than

50 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts are distributed by authorized dealers nationwide. The Adviser and its affiliates currently serve as investment adviser to municipal bond funds with combined assets of over $11 billion. Van Kampen is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The principal offices of Van Kampen and the Adviser are located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.

      Each Fund has entered into an investment advisory agreement (each an "Advisory Agreement") between the Adviser and the Fund which provides that the Adviser will supply investment research and portfolio management, including the selections of securities for the Fund to purchase, hold, or sell and the selection of brokers through whom the Fund's portfolio transactions are executed. The Adviser also furnishes offices, necessary facilities and equipment and permits its officers and employees to serve without compensation as Trustees and officers of the Fund if duly elected to such positions.

      Each Fund's Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Advisory Agreement. The Adviser's activities are subject to the review and supervision of the Trustees to whom the Adviser renders periodic reports of each Fund's investment activities. The Trustees are responsible for the overall management and supervision of the Fund's affairs. Each Advisory Agreement may be terminated without penalty upon 60 days' written notice by either party (in the case of the Fund, such termination may be effected by the Fund's Board of Trustees or by a majority of the common shares and preferred shares, voting together as a single class) and will automatically terminate in the event of assignment.

      For the services provided by the Adviser under the Advisory Agreements, each Fund pays the Adviser an annualized fee (accrued daily and paid monthly) equal to .65% of the average daily managed assets of the Fund (which for purposes of determining such fee, means the average daily value of the Fund, including the liquidation preference of the Fund's outstanding APS, minus the sum of accrued liabilities other than the aggregate amount of any borrowings undertaken by the Fund). The liquidation preference of the APS is not considered a liability of either Fund.

      Each Fund pays all other expenses incurred in its operation including, but not limited to, direct charges relating to the purchase and sale of its portfolio securities, interest charges, fees and expenses of legal counsel and independent auditors, taxes and governmental fees, cost of share certificates and any other expenses (including clerical expenses) of issuance, sale or repurchase of the Funds' shares, expenses in connection with the Funds' dividend reinvestment plan, membership fees in trade associations, expenses of registering and qualifying shares of the Funds for sale under federal and state securities laws, expenses of obtaining and maintaining stock exchange listings of the Fund's shares, expenses of printing and distributing reports, notices and proxy materials to existing shareholders, expenses of filing reports and other documents filed with governmental agencies, expenses of annual and special shareholder meetings, fees and disbursements of the transfer agents, custodians and sub-custodians, expenses of disbursing dividends and distributions, fees, expenses and out-of-pocket costs of Trustees of the Funds who are not affiliated with the Adviser, insurance premiums, indemnification and other expenses not expressly provided for in the Advisory Agreement, and any extraordinary expenses of a nonrecurring nature.

The Administrator

      The administrator for each Fund is Van Kampen Funds Inc. (in such capacity, the "Administrator"). Its principal business address is 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. The Administrator is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.

      Pursuant to the administration agreement between each Fund and the Administrator (each an "Administration Agreement") and in consideration of its administrative fee, the Administrator (i) prepares and assembles reports required to be sent to Fund shareholders and arrange for the printing and dissemination of such reports to shareholders; (ii) assembles reports required to be filed with the SEC and files such completed reports with the SEC; (iii) arranges for the dissemination to shareholders of the Fund's proxy material and oversee the tabulation of proxies by the Fund's transfer agent; (iv) negotiates the terms and conditions under which custodian services will be provided to the Fund and the fees to be paid by the Fund to its custodian in connection therewith; (v) negotiates the terms and conditions under which dividend disbursing services will be provided to the Fund, negotiates the fees to be paid by the Fund in connection therewith and review the provision of dividend disbursing services to the Fund; (vi) determines the amounts available for distribution as dividends and distributions to be paid by the Fund to its shareholders; prepares and arranges for the printing of dividend notices to shareholders; and provides the Fund's dividend disbursing agent and custodian with such information as is required for such parties to effect the payment of dividends and distributions and to implement the Fund's dividend reinvestment plan; (vii) provides services to holders or potential holders of the Fund's securities including but not limited to responding to shareholder requests for information; (viii) assists in providing to the Fund's independent auditors such information as is necessary for such auditors to prepare and file the Fund's federal income and excise tax returns and the Fund's state and local tax returns; (ix) assists the

Adviser in monitoring compliance of the Fund's operations with the 1940 Act and with its investment policies and limitations as currently in effect; (x) in connection with the issuance of the Fund's APS, calculates, monitors and provides to the rating agencies such asset coverage and liquidity reports as the Board of Trustees deems advisable with respect to obtaining a rating on the APS;
(xi) oversees the maintenance of the Fund's books and records under the 1940 Act by the custodians and accounting agent, as applicable; and (xii) makes such reports and recommendations to the Board of Trustees as the Board of Trustees reasonably requests or deems appropriate.

      For the services rendered to each Fund and related expenses borne by the Administrator, each Fund pays the Administrator a fee, accrued daily and paid monthly, at the annualized rate of .20% of each Fund's average daily managed assets (determined in the same manner as described above with respect to the Advisory Agreement).

Codes of Ethics


      Each Fund and the Adviser have adopted Codes of Ethics designed to recognize the fiduciary relationship between each Fund and the Adviser and its employees. The Codes of Ethics permit directors, trustees, officers and employees to buy and sell certain securities for their personal accounts subject to certain restrictions. The Code of Ethics does not prohibit employees from acquiring securities that may be purchased or held by a Fund, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Funds or other Van Kampen funds, or that such employees take unfair advantage of their relationship with the Funds. Among other things, the Code of Ethics prohibits certain types of transactions absent prior approval, imposes various trading restrictions (such as time periods during which personal transactions may or may not be made) and requires quarterly reporting of securities transactions and other matters.


Voting Rights

      Voting rights are identical for the holders of each Fund's Common Shares. Holders of each Fund's Common Shares are entitled to one vote for each share held. Except as set forth below or under "Certain Provisions of the Declarations of Trust" or "Conversion to Open-End Fund," or except as expressly required by applicable law or expressly set forth in the designation of rights and preferences with respect to a Fund's APS, holders of APS have no voting rights. When holders of a Fund's APS are entitled to vote, each holder is entitled to cast one vote per share of APS held.

      Holders of APS, voting as a class, are entitled to elect two of each Fund's trustees. Under the 1940 Act, if at any time dividends on a Fund's APS are unpaid in an amount equal to two full years dividends thereon, the holders of all outstanding APS, voting as a class, are entitled to elect a majority of the Fund's

Trustees until all dividends have been paid or declared and set apart for payment. The affirmative vote of a majority of the holders of APS of a Fund, voting as a class, is required to amend, alter or repeal any of the preferences, rights or powers of holders of APS so as to materially and adversely affect such preferences, rights or powers, or increase or decrease the number of preferred shares authorized to be issued. Unless a higher percentage is provided for under "Certain Provisions of the Declarations of Trust," the affirmative vote of the holders of a majority of a Fund's outstanding APS, voting as a class, is required to approve any plan of reorganization adversely affecting such shares and any action requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, changes in the Fund's investment objective or changes in the Fund's fundamental investment restrictions.

Dividends and Distributions

      The Funds' current policies with respect to dividends and distributions relating to their respective Common Shares are identical.

      It is each Fund's present policy, which may be changed by its Board of Trustees, to make monthly distributions to holders of its Common Shares of substantially all net investment income of the Fund remaining after the payment of dividends on any outstanding APS. Under current federal tax law, each Fund is required to allocate net capital gains and other taxable income, if any, among its Common Shares and the APS on a pro rata basis in the year for which such capital gains and other income is realized. Net income of each Fund consists of all interest income accrued on portfolio assets less all expenses of the Fund. Expenses of the Fund are accrued each day. Net realized capital gains, if any, are expected to be distributed to shareholders at least once a year. While there are any of its APS outstanding, neither Fund may declare any cash dividend or other distribution on its Common Shares, unless at the time of such declaration,
(1) all accrued APS dividends have been paid and (2) the value of the Fund's total assets (determined after deducting the amount of such dividend or other distribution), less all liabilities and indebtedness of the Fund, is at least 200% (as required by the 1940 Act) of the liquidation value of the outstanding APS (expected to equal the aggregate original purchase price of the outstanding APS plus any accrued and unpaid dividends thereon, whether or not earned or declared an on a cumulative basis). In addition to the requirements of the 1940 Act, the Fund may be required to comply with other asset coverage requirements as a condition of the Fund obtaining a rating of its APS from a nationally recognized rating service. These requirements may include an asset coverage test more stringent than under the 1940 Act. This limitation on a Fund's ability to make distributions on its Common Shares could in certain circumstances impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company. Each Fund intends, however, to the extent possible, to purchase or redeem APS from time to time to maintain compliance with such asset coverage requirements and may pay special dividends to the holders of the APS in certain circumstances in connection with any such impairment of the Fund's status as a regulated investment company.

      Similarly, the Funds' current policies with respect to dividends and distributions on their APS are identical. The holders of a Fund's APS are entitled to receive, when, as and if declared by the Board of Trustees of the Fund, out of funds legally available therefor, cumulative cash dividends on their shares. Dividends on a Fund's APS so declared and payable shall be paid
(i) in preference to and in priority over any dividends so declared and payable on the Fund's Common Shares, and (ii) to the extent permitted under the Internal Revenue Code (the "Code") and to the extent available, out of net tax-exempt income earned on the Fund's investments. Prior to each dividend payment date, the relevant Fund is required to deposit with the Auction Agent sufficient funds for the payment of such declared dividends. Neither Fund intends to establish any reserves for the payment of dividends, and no interest will be payable in respect of any dividend payment or payment on a Fund's APS which may be in arrears.

      For information concerning the manner in which dividends and distributions to holders of each Fund's Common Shares may be reinvested automatically in the Fund's Common Shares, see "Automatic Dividend Reinvestment Plan" below.

      If a Fund retroactively allocates any net capital gains or other income subject to regular federal income tax to its APS without having given advance notice thereof as described above, the Fund will make certain payments to holders of its APS to which such allocation was made to offset substantially the tax effect thereof. In no other instances will the Fund be required to make payments to holders of its APS to offset the tax effect of any reallocation of net capital gains or other taxable income.

Automatic Dividend Reinvestment Plan

      Each Fund offers a Dividend Reinvestment Plan (each a "Plan") pursuant to which holders of Common Shares may elect to have all distributions of dividends and all capital gains automatically reinvested in Common Shares pursuant to such Plan. The Plans for the Target Fund and the Acquiring Fund are substantially identical. Unless common shareholders elect to participate in a Plan, all common shareholders will receive distributions of dividends and capital gains in cash.

      State Street Bank and Trust Company, as plan agent (the "Plan Agent"), serves as agent for the common shareholders of each Fund in administering the Plans. Participants in the Plans will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the New York Stock Exchange or other national securities exchange or market system on which the Common

Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the appropriate Fund will issue new Common Shares to participants valued at the higher or net asset value or 95% of the market price on the valuation date. In the foregoing situation, a Fund will not issue Common Shares under its Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Fund valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Fund's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Fund.

      The Plan Agent maintains each common shareholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by common shareholders for personal and tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each common shareholder's proxy will include those Common Shares purchased pursuant to the Plan.

      In the case of common shareholders, such as banks, brokers or nominees, which hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record common shareholders as representing the total amount registered in the record common shareholder's name and held for the account of beneficial owners who are participating in the Plan.

      The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described above.

      The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions.

      Experience under the Plans may indicate that changes are desirable. Accordingly, each Fund reserves the right to amend or terminate its Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all common shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plans also may be amended or terminated by the Plan Agent by at least 90 days' written notice to all common shareholders of the Fund. A common shareholder may withdraw from a Plan at any time by contacting the Plan Agent at the address or telephone number set forth below. There is no penalty for non-participation in or withdrawal from a Plan, and common shareholders who have previously withdrawn from the Plan may rejoin it at any time.

      After the Reorganization, a holder of shares of a Fund who currently elects to receive dividends in cash will continue to receive dividends in cash; all other holders will have their dividends automatically reinvested in shares of the combined fund. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 8200, Boston, Massachusetts 02101. Telephone calls concerning the Plan may be directed to the Plan Agent between the hours of 7:30 a.m. and 5:00 p.m. Central Standard Time at (800) 341-2929.

Liquidation Rights of Holders of APS

      Upon any liquidation, dissolution or winding up of either Fund, whether voluntary or involuntary, the holders of the Fund's APS will be entitled to receive, out of the assets of the Fund available for distribution to shareholders, before any distribution or payment is made upon any of the Fund's Common Shares or any other capital shares of the Fund ranking junior in right of payment upon liquidation to APS, $25,000 per share together with the amount of any dividends accumulated but unpaid (whether or not earned or declared) thereon to the date of distribution, and after such payment the holders of APS will be entitled to no other payments except for any Additional Dividends. If such assets of the Fund are insufficient to make the full liquidation payment on the APS and liquidation payments on any other outstanding class or series of preferred shares of the Fund ranking on a parity with the APS as to payment upon liquidation, then such assets will be distributed among the holders of APS and the holders of shares of such other class or series ratably in proportion to the respective preferential amounts to which they are entitled. After payment of the full amount of liquidation distribution to which they are entitled, the holders of a Fund's APS will not be entitled to any further participation in any distribution of assets by the Fund except for any additional dividends. A consolidation, merger or share exchange of a Fund with or into any other entity or entities or a sale, whether for cash, shares of stock, securities or properties, of all or substantially all or any part of the assets of the Fund shall not be deemed or construed to be a liquidation, dissolution or winding up of the Fund for this purpose.

Federal Income Tax Rules Applicable to the Funds and their Shareholders


      The Fund intends to invest in sufficient tax-exempt municipal securities to permit payment of "exempt-interest dividends" (as defined under applicable federal income tax law). Exempt-interest dividends paid to shareholders generally are not includable in the shareholders' gross income for federal income tax purposes. Exempt-interest dividends are included in determining what portion, if any, of a person's social security and railroad retirement benefits will be includable in gross income subject to federal income tax.

      Under applicable federal income tax law, the interest on certain municipal securities may be an item of tax preference subject to the federal alternative minimum tax. The Fund may invest a portion of its assets in municipal securities subject to this provision so that a portion of its exempt-interest dividends may be an item of tax preference to the extent such dividends represent interest received from such municipal securities. Accordingly, investment in the Fund could cause shareholders to be subject to (or result in an increased liability under) the alternative minimum tax.

      Although exempt-interest dividends from the Fund generally may be treated by shareholders as interest excluded from their gross income, each shareholder is advised to consult his or her tax adviser with respect to whether exempt-interest dividends retain this exclusion given the shareholder's particular tax circumstances. For example, exempt-interest dividends may not be excluded if the shareholder would be treated as a "substantial user" (or a "related person" of a substantial user, as each term is defined by applicable federal income tax law) of the facilities financed with respect to any of the tax-exempt obligations held by the Fund.

      If the Fund distributes exempt-interest dividends during the shareholder's taxable year, some or all of the interest on indebtedness incurred or continued by the shareholder to purchase or carry shares of the Fund will not be deductible for federal income tax purposes, based on the ratio of exempt-interest dividends to the total of exempt-interest dividends plus taxable dividends received by the shareholders (excluding capital gain dividends) during the year. If a shareholder receives an exempt-interest dividend with respect to any shares and such shares are held for six months or less, any loss on the sale or exchange of the shares will be disallowed to the extent of the amount of such exempt-interest dividend.

      While the Fund expects that a major portion of its income will constitute tax-exempt interest, a significant portion of the Fund's income may consist of investment company taxable income (generally ordinary income and net short-term capital gains). Distributions of investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) as capital gain dividends, if any, are taxable to shareholders as long-term capital gain, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset). Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. The aggregate amount of dividends designated as exempt-interest dividends cannot exceed, however, the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Since the percentage of dividends which are exempt-interest dividends is determined on an average annual method for the taxable year, the percentage of income designated as tax-exempt for any particular dividend may be substantially different from the percentage of the Fund's income that was tax exempt during the period covered by the dividend. Fund distributions generally will not qualify for the dividends received deduction for corporations.


      The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or a loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. Any recognized capital gains may be taxed at different rates depending on how long the shareholders held the shares.


      The Fund is required, in certain circumstances, to withhold 31% of dividends and certain other payments, including redemptions, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain required certifications or who are otherwise subject to backup withholding.

      Each of the Funds has elected and qualified, and the Fund intends to continue to qualify, as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income and at least 90% of its net tax-exempt interest, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a 4% excise tax on the undistributed amounts.

      The federal income tax discussion set forth above is for general information only. Prospective investors should consult their own tax advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.


Florida Taxation of the Funds

      The following Florida tax discussion is based on the advice of Squire, Sanders & Dempsey L.L.P., as special counsel to the Funds for Florida tax matters. Under current Florida law, shares of a Fund will not be subject to the Florida intangible personal property tax for any year if, on the last business day of the previous calendar year, at least 90% of the net asset value of such Fund's portfolio consisted of (1) notes, bonds and other obligations issued by the State of Florida or its municipalities, counties, and other taxing districts, or by the United States Government and its agencies, or by the governments of Puerto Rico, Guam or the U.S. Virgin Islands, or (2) other intangible personal property exempt from the Florida intangible personal property tax. (FOR THIS PURPOSE, OBLIGATIONS ISSUED BY A NONPROFIT CORPORATION FORMED UNDER GENERAL NONPROFIT CORPORATION LAW OF A STATE ARE NOT EXEMPT FROM FLORIDA INTANGIBLE PERSONAL PROPERTY TAX EVEN IF THEY ARE CONSIDERED FOR FEDERAL INCOME TAX PURPOSES TO BE OBLIGATIONS ISSUED "ON BEHALF OF" A GOVERNMENTAL UNIT THE INTEREST ON WHICH IS EXEMPT FROM FEDERAL INCOME TAX.) Shares of a Fund will generally be subject to the Florida intangible personal property tax for any year if less than 90% of the net asset value of such Fund's portfolio is invested in assets that are exempt from the Florida intangible property tax.

      The State of Florida and its political subdivisions do not impose income taxes on individuals, and therefore individual shareholders of a Fund will not be subject to a Florida income tax on distributions from such Fund or on gain from the sale or other disposition of shares of such Fund.

      Corporations (and certain other entities treated as corporations under the Florida Income Tax Code) that are subject to the Florida income tax will be taxable on distributions from a Fund and on gain from the sale or other disposition of shares of a Fund to the extent such income or gain is allocated or apportioned to Florida. Accordingly, investment in shares of a Fund may not be appropriate for such corporations.

      The transfer of shares of a Fund will not be subject to the Florida documentary stamp tax. Shares of a Fund will be included in assets subject to Florida estate tax.


      Under current Florida tax law, the Florida intangible personal property tax rate is $1.00 per $1,000 of taxable intangible property. Shareholders subject to taxation in a state other than Florida may realize a lower after-tax rate of return than Florida shareholders if the dividends distributed by a Fund are not exempt from taxation in such other state. Legislation is currently pending in the Florida legislature to eliminate or, in the alternative reduce the Florida intangible personal property tax.


      The state tax discussion set forth above is for general information only. Prospective investors should consult their own tax advisers regarding the specific state tax consequences of holding and disposing of shares, as well as the effects of federal, local and foreign tax law and any proposed tax law changes.

                      AGREEMENT AND PLAN OF REORGANIZATION

General

      Under the Agreement and Plan of Reorganization (attached as Appendix A to the Statement of Additional Information), (i) the Acquiring Fund will acquire substantially all of the assets, and will assume substantially all of the liabilities, of the Target Fund, in exchange solely for an equal aggregate value of Acquiring Fund Common Shares and Acquiring Fund APS to be issued by the Acquiring Fund. The number of Acquiring Fund Common Shares issued to the Target Fund will have an aggregate net asset value equal to the aggregate net asset value of the Target Fund Common Shares (except that cash will be paid in lieu of any fractional shares), and the number of shares of Acquiring Fund APS will have an aggregate liquidation preference equal to the aggregate liquidation preference of the Target Fund APS. Upon receipt by the Target Fund of such shares, the Target Fund will (i) distribute the Acquiring Fund Common Shares to the holders of Target Fund Common Shares and (ii) distribute the Acquiring Fund APS to the holders of Target Fund APS. As soon as practicable after the date that the Reorganization takes place (the "Exchange Date"), the Target Fund will deregister as an investment company under the 1940 Act and dissolve under applicable state law.

      The Target Fund will distribute the Acquiring Fund Common Shares and the Acquiring Fund APS received by it pro rata to its holders of record of Target Fund Common Shares and Target Fund APS, as applicable, in exchange for such shareholders' shares in the Target Fund. Such distribution would be accomplished by opening new accounts on the books of the Acquiring Fund in the names of the common and preferred shareholders of the Target Fund and transferring to those shareholder accounts the Acquiring Fund Common Shares and the Acquiring Fund APS previously credited on those books to the accounts of the Target Fund. Each newly-opened account on the books of the Acquiring Fund for the previous holders of the Target Fund would represent the respective pro rata number of Acquiring Fund Common Shares (rounded down, in the case of fractional shares, to the next largest number of whole shares) due such holder of Common Shares. No fractional Acquiring Fund Common Shares will be issued. In lieu thereof, the Acquiring Fund's transfer agent will aggregate all fractional Acquiring Fund Common Shares and sell the resulting whole shares on the NYSE for the account of all holders of fractional interests, and each such holder will be entitled to the pro rata share of the proceeds from such sale upon surrender of the Target Fund Common Share certificates. Similarly, each newly-opened account on the books of the Acquiring Fund for the previous holders of Target Fund APS would represent the respective pro rata number of Acquiring Fund APS due such holder. See "Surrender and Exchange of Share Certificates" below for a description of the procedures to be followed by the shareholders of the Target Fund to obtain their Acquiring Fund Common Shares or Acquiring Fund APS (and cash in lieu of fractional shares, if any).

      Accordingly, as a result of the Reorganization, every holder of Target Fund Common Shares would own Acquiring Fund Common Shares that (except for cash payments received in lieu of fractional shares) would have an aggregate net asset value immediately after the Exchange Date equal to the aggregate net asset value of that shareholder's Common Shares immediately prior to the Exchange Date. Since the Acquiring Fund Common Shares would be issued at net asset value in exchange for the net assets of the Target Fund having a value equal to the aggregate net asset value of those Acquiring Fund Common Shares, the net asset value per share of Acquiring Fund Common Shares should remain virtually unchanged by the Reorganization. Similarly, since the Acquiring Fund APS would be issued at a liquidation preference per share equal to the liquidation preference per share of the APS of the Target Fund, the respective liquidation preference of the Acquiring Fund APS will remain unchanged by the Reorganization. Thus, the Reorganization will result in no dilution of net asset value of the Acquiring Fund Common Shares, other than to reflect the costs of the Reorganization, and will result in no dilution to the value per share of holders of APS of the Target Fund. However, as a result of the Reorganization, a shareholder of either of the Funds will hold a reduced percentage of ownership in the larger combined entity than he or she did in either of the constituent Funds.

      No sales charge or fee of any kind will be charged to shareholders of the Target Fund in connection with their receipt of Acquiring Fund Common Shares or Acquiring Fund APS in the Reorganization. Holders of Target Fund APS will find that the auction dates and dividend payment dates for the Acquiring Fund APS received in the Reorganization are ordinarily (i.e., except in case of a special dividend period) on a 28-day schedule rather than a seven day schedule as is the case for Target Fund APS. This change in the standard dividend period should not materially affect the value of the APS held by holders of Target Fund APS. The auction procedures for the APS of the Funds are similar. As a result of the Reorganization, the last dividend period for the Target Fund APS prior to the Exchange Date may be shorter than the dividend period for such APS determined as set forth in its applicable Certificate of Vote.

Terms of the Agreement and Plan of Reorganization

      The following is a summary of the significant terms of the Agreement and Plan of Reorganization. This summary is qualified in its entirety by reference to the Agreement and Plan of Reorganization, attached as Appendix A to the Statement of Additional Information.

      Valuation of Assets and Liabilities. The respective assets of each of the Funds will be valued on the business day prior to the Exchange Date (the "Valuation Date"). The valuation procedures are the same for each Fund: the net asset value per Common Share of each Fund will be determined after the close of business on the NYSE (generally, 4:00 p.m., Eastern time) on the Valuation Date. For the purpose of determining the net asset value of a Common Share of each Fund, the value of the securities held by the issuing Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of the outstanding APS of the issuing Fund is divided by the total number of Common Shares of the issuing Fund outstanding at such time. Daily expenses, including the fees payable to the Adviser, will accrue on the Valuation Date. The municipal securities in which each Fund invests are traded primarily in the over-the-counter markets. In determining net asset value on the Valuation Date, each Fund will determine its Net Asset Value as set forth above under "Comparison of the Fund - Net Asset Value."

      Expenses. The Target Fund and the Acquiring Fund will share, in proportion to their respective projected declines in total operating expenses, all expenses incurred in connection with the Reorganization, including, but not limited to, all costs related to the preparation and distribution of materials distributed to each Fund's Board of Trustees, expenses incurred in connection with the preparation of the Agreement and Plan of Reorganization, a registration statement on Form N-14, SEC and state securities commission filing fees and legal and audit fees in connection with the Reorganization, costs of printing and distributing this Proxy Statement and Prospectus, legal fees incurred preparing each Fund's board materials, attending each Fund's board meetings and preparing the minutes, auditing fees associated with each Fund's financial statements, stock exchange fees, rating agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Reorganization.

      Amendments and Conditions. The Agreement and Plan of Reorganization may be amended at any time prior to the Exchange Date with respect to any of the terms therein. The obligations of each Fund pursuant to the Agreement and Plan of Reorganization are subject to various conditions, including a registration statement on Form N-14 being declared effective by the SEC, approval by the shareholders of the Target Fund, receipt of an opinion of counsel as to tax matters, receipt of an opinion of counsel as to corporate and securities matters and the continuing accuracy of various representations and warranties of the Funds being confirmed by the respective parties.

      Postponement, Termination. Under the Agreement and Plan of Reorganization, the Board of Trustees of either Fund may cause the Reorganization to be postponed or abandoned in certain circumstances should such Board determine that it is in the best interests of the shareholders of its respective Fund to do so. The Agreement and Plan of Reorganization may be terminated, and the Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of any of the Funds) prior to the Exchange Date, or the Exchange Date may be postponed: (i) by mutual consent of the Boards of Trustees of the Funds and (ii) by the Board of Trustees of either Fund if any condition to that Fund's obligations set forth in the Agreement and Plan of Reorganization has not been fulfilled or waived by such Board.

Surrender and Exchange of Share Certificates

      After the Exchange Date, each holder of an outstanding certificate or certificates formerly representing Target Fund Common Shares will be entitled to receive, upon surrender of his or her certificate or certificates, a certificate or certificates representing the number of Acquiring Fund Common Shares distributable with respect to such holder's Target Fund Common Shares, together with cash in lieu of any fractional Acquiring Fund Common Shares. Promptly after the Exchange Date, the transfer agent for the Acquiring Fund Common Shares will mail to each holder of certificates formerly representing Target Fund Common Shares a letter of transmittal for use in surrendering his or her certificates for certificates representing Acquiring Fund Common Shares and cash in lieu of any fractional shares.

      Shares of APS are held in "street names" by the Depository Trust Company and all transfers will be accomplished by book entry.

If prior to the Reorganization,             After the Reorganization,
you held:                                   you will hold:
---------                                   --------------

Target Fund Common Shares                   Acquiring Fund Common Shares
Target Fund APS                             Acquiring Fund APS

      Please do not send in any share certificates at this time. Upon consummation of the Reorganization, common shareholders of the Target Fund will be furnished with instructions for exchanging their share certificates for Acquiring Fund share certificates and, if applicable, cash in lieu of fractional shares.


      From and after the Exchange Date, certificates formerly representing Target Fund Common Shares will be deemed for all purposes to evidence ownership of the number of full Acquiring Fund Common Shares distributable with respect to the shares of the Target Fund held before the Reorganization as described above and as shown in the table above, provided that, until such share certificates have been so surrendered, no dividends payable to the holders of record of Target Fund Common Shares as of any date subsequent to the Exchange Date will be reinvested pusuant to the Acquiring Fund's Dividend Reinvestment Plan, but will instead be paid in cash. Once such Target Fund share certificates have been surrendered, participants in the Target Fund's Dividend Reinvestment Plan will be automatically enrolled in the Dividend Reinvestment Plan of the Acquiring Fund.


      From and after the Exchange Date, there will be no transfers on the share transfer books of the Target Fund. If, after the Exchange Date, certificates representing Target Fund Common Shares are presented to the Acquiring Fund, they will be cancelled and exchanged for certificates representing Acquiring Fund Common Shares, as applicable, and cash in lieu of fractional shares, if any, distributable with respect to such Target Fund Common Shares in the Reorganization.

Federal Income Tax Consequences of the Reorganization


      The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganization. The discussion is based upon the Internal Revenue Code of 1986, as amended (the "Code"), Treasury regulations, court decisions, published positions of the Internal Revenue Service ("IRS") and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold shares of the Target Fund as capital assets for federal income tax purposes (generally, assets held for investment). This summary does not address all of the federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under federal income tax laws. No ruling has been or will be obtained from the IRS regarding any matter relating to the Reorganization. No assurance can be given that the IRS would not assert a position contrary to any of the tax aspects described below. Prospective investors must consult their own tax advisers as to the federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws.

      It is a condition to closing the Reorganization that each of the Target Fund and the Acquiring Fund receives an opinion from Skadden, Arps, Slate, Meagher & Flom (Illinois), ("Skadden Arps"), dated as of the Exchange Date (as defined below), regarding the characterization of the Reorganization as a "reorganization" within the meaning of Section 368(a) of the Code. As such a reorganization, the federal income tax consequences of the Reorganization can be summarized as follows:

      o No gain or loss will be recognized by the Target Fund or the Acquiring Fund upon the transfer to the Acquiring Fund of substantially all of the assets of the Target Fund in exchange solely for Acquiring Fund Common Shares and Acquiring Fund APS and the assumption by the Acquiring Fund of substantially all of the liabilities of the Target Fund and the subsequent liquidation of the Target Fund.

      o No gain or loss will be recognized by a shareholder of the Target Fund who exchanges, as the case may be, all of his, her or its Target Fund Common Shares solely for Acquiring Fund Common Shares pursuant to the Reorganization or all of his, her or its Target Fund APS solely for Acquiring Fund APS pursuant to the Reorganization.


      o The aggregate tax basis of the Acquiring Fund Common Shares or Acquiring Fund APS received by a shareholder of the Target Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of the Target Fund surrendered in exchange therefor.

      o The holding period of the Acquiring Fund Common Shares or Acquiring Fund APS received by a shareholder of the Target Fund pursuant to the Reorganization will include the holding period of the shares of the Target Fund surrendered in exchange therefor.

      o The Acquiring Fund's tax basis in the Target Fund's assets received by the Acquiring Fund pursuant to the Reorganization will, in each instance, equal the tax basis of such assets in the hands of the Target Fund immediately prior to the Reorganization, and the Acquiring Fund's holding period of such assets will, in each instance, include the period during which the assets were held by the Target Fund.


      The opinion of Skadden Arps will be based on federal income tax law in effect on the Exchange Date (as defined below). In rendering its opinion, Skadden Arps will also rely upon certain representations of the management of the Acquiring Fund and the Target Fund and assume, among other things, that the Reorganization will be consummated in accordance with the operative documents. An opinion of counsel is not binding on the IRS or any court.


Appraisal Rights

      A shareholder of the Target Fund who does not vote in favor of the Reorganization may have the right under Massachusetts law to object to the Reorganization and demand payment for his or her shares from the applicable Fund and an appraisal thereof upon compliance with the procedures specified in Sections 86 through 98 of the Massachusetts Business Corporation Law (the "Massachusetts Business Corporation Law"), which are set forth in Exhibit VI hereto. A vote against the Reorganization or the execution of a proxy directing such a vote will not satisfy the requirements of those provisions. A failure to vote against the Reorganization will not constitute a waiver of such rights. The Target Fund takes the position that, if available, this statutory right of appraisal may be exercised only by shareholders of record.

      Section 92 of the Massachusetts Business Corporation Law provides that for purposes of payment to any shareholder who elects to exercise his or her statutory right of appraisal, the value of shares of such shareholder is to be determined as of the day preceding the date of the shareholders' vote approving the

Agreement and Plan of Reorganization. Under the terms of the Agreement and Plan of Reorganization, the Acquiring Fund will assume the obligations of the Target Fund, if any, with respect to statutory rights of appraisal.

      For federal income tax purposes, dissenting shareholders obtaining payment for their shares will recognize gain or loss measured by the difference between any such payment and the tax basis for their shares. Shareholders are advised to consult their personal tax advisers as to the tax consequences of dissenting.

Certain Voting Information Regarding APS


      Shares of Target Fund APS held in "street name" may be voted under certain conditions by broker-dealer firms and counted for purposes of establishing a quorum of that Fund if no instructions are received one business day before the Meeting or, if adjourned, one business day before the day to which the Meetings are adjourned. These conditions include, among others, that (i) at least 30% of the Target Fund APS outstanding have voted on the Reorganization, and (ii) less than 10% of the Target Fund APS outstanding have voted against the Reorganization. In such instance, the broker-dealer firm will vote such uninstructed shares of Target Fund APS on the Reorganization in the same proportion as the votes cast by all holders of the Target Fund's APS who voted on the Reorganization. The Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of shares present for purposes of determining whether the necessary quorum of shareholders of the Fund exists. Proxies that are returned to the Fund but that are marked "abstain" or on which a broker-dealer has declined to vote on any proposal ("broker non-votes") will be counted as present for the purposes of determining a quorum.


Shareholder Approval

      Under the Declaration of Trust of the Target Fund (as amended to date and including the Certificate of Vote of Trustees Establishing Preferred Shares of the Target Fund), relevant Massachusetts law and the rules of the AMEX, shareholder approval of the Agreement and Plan of Reorganization requires the affirmative vote of shareholders of the Target Fund representing more than 50% of the outstanding Target Fund Common Shares and of the Target Fund APS, each voting separately as a class.

                                OTHER INFORMATION

Shareholder Information


      Except as set forth below as of March 14, 2001, to the knowledge of the Funds, no shareholder owned beneficially more than 5% of a class of a Fund's outstanding shares:

      As of March 14, 2001, no trustees or executive officers owned, directly or beneficially, Common Shares or APS of either Fund. As of March 14, 2001, the trustees and executive officers of the Funds individually and as a group owned less than 1% of the outstanding shares of each Fund.


Section 16(a) Beneficial Ownership Reporting Compliance

      Section 30(f) of the 1940 Act and Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), require the Funds' Trustees, officers, investment adviser, affiliated persons of the investment adviser and persons who own more than 10% of a registered class of the Fund's equity securities to file forms with the SEC and the New York Stock Exchange or American Stock Exchange, as applicable, reporting their affiliation with the Fund and reports of ownership and changes in ownership of Fund shares. These persons and entities are required by SEC regulation to furnish the Fund with copies of all such forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that during its last fiscal year, its Trustees, officers, investment adviser and affiliated persons of the investment adviser complied with the applicable filing requirements.

Shareholder Proposals


      To be considered for presentation at a shareholders' meeting, rules promulgated by the SEC generally require that, among other things, a shareholder's proposal must be received at the offices of the relevant Fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included. Any shareholder who wishes to submit a proposal for consideration at a meeting of such shareholder's Fund should send such proposal to the respective Fund at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.


General

      The Funds are subject to the informational requirements of the Exchange Act and the 1940 Act and in accordance therewith are required to file reports, proxy statements and other information with the SEC. Any such reports, proxy statements and other information can be inspected and copied at the public reference facilities of the SEC at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the following regional offices of the SEC:
Regional Office, at Seven World Trade Center, Suite 1300, New York, New York 10048; Pacific Regional Office, at 5670 Wilshire Boulevard, 11th Floor, Los

Angeles, California 90036; and Midwest Regional Office, at Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511. Copies of such materials can be obtained from the public reference section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The SEC maintains a Web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Funds, that file electronically with the SEC.

      IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                              A. THOMAS SMITH III,
                          Vice President and Secretary


March 22, 2001

                                                                       EXHIBIT I

                    Economic and Other Conditions in Florida

      General. As described in the Proxy Statement and Prospectus, except during temporary periods, the Funds invest substantially all of their respective assets in Florida municipal obligations. The Funds are therefore susceptible to political, economic, regulatory or other factors affecting issuers of Florida municipal obligations. In addition, the specific Florida municipal obligations in which the Funds invest are expected to change from time to time. The following information constitutes only a brief summary of some of the complex factors which may have an impact on the financial situation of issuers of Florida municipal obligations and does not purport to be a complete or exhaustive description of all adverse conditions to which issuers of Florida municipal obligations may be subject and is not applicable to "conduit" obligations, such as industrial development revenue bonds, with respect to which the public issuer itself has no financial responsibility. Such information is derived from certain official statements of the State of Florida published in connection with the issuance of specific State of Florida obligations, as well as from other publicly available documents. Such information has not been independently verified by the Funds and may not apply to all Florida municipal obligations acquired by the Funds. Neither Van Kampen nor either of the Funds assumes any responsibility for the completeness or accuracy of such information.

      Many factors, including national, economic, social and environmental policies and conditions, that are not within the control of such issuers, could have an adverse impact on the financial condition of such issuers. The Funds cannot predict whether or to what extent such factors or other factors may affect the issuers of Florida municipal obligations, the market value or marketability of such obligations or the ability of the respective issuers of such obligations acquired by the Funds to pay interest on or principal of such obligations. The creditworthiness of obligations issued by local Florida issuers may be unrelated to the creditworthiness of obligations issued by the State of Florida, and there is no responsibility on the part of the State of Florida to make payments on such local obligations. There may be specific factors that are applicable in connection with investment in the obligations of particular issuers located within Florida, and it is possible a Fund will invest in obligations of particular issuers as to which such specific factors are applicable. However, the information set forth below is intended only as a general summary and not as a discussion of any specific factors that may affect any particular issuer of Florida municipal obligations.

      Florida state and local government obligations may be adversely affected by political and economic conditions and developments within the State of Florida and the nation as a whole. Florida's economic outlook is generally projected to reflect the national economic outlook, and is expected to experience steady if unspectacular growth over the next couple of years. The Florida constitution and statutes require a balanced budget, which may affect the ability of the State of Florida to issue and/or repay its obligations. In addition, various limitations on the State of Florida, its governmental agencies and its local governments, including school and special districts and authorities, may inhibit the ability of these issuers to repay existing indebtedness and issue additional indebtedness. The ability of such issuers to repay revenue bonds may also depend on the success of the capital projects to which they relate. The ability of such issuers to repay general obligation bonds will also depend on the success of such issuer maintaining its ad valorem tax base.

      Investment Practices and Policies of Issuers of Florida Municipal Issuers. Florida law does provide certain restrictions on the investment of funds for the State of Florida and its local governments; however, with respect to all municipalities and its charter counties, such restrictions may be limited by the constitutional home rule powers of such entities. Because statutory restrictions on investments and investment policies with respect to the investment of funds is limited by constitutional home rule powers, there can be no assurance as to whether any issuer will suffer losses as a result of investments or the magnitude or any such losses.

      Population. Florida ranks as the fourth most populous state, with an estimated population of 15.5 million. Since 1990, the U.S. population has increased about 1% annually, while Florida's population has averaged a 1.8% annual increase due primarily to net in-migration. From 1990 to 1999, 17.6% of the State's population growth was due to the excess of births over deaths, and 82.4% to net in-migration. Approximately one-third of such in-migration was from foreign countries, with the rest from other states.

      Employment. Since 1990, Florida's working age population (ages 18-64) increased 17%, while the number of employed persons increased approximately 20.2%. Since 1995, the annual average unemployment rate in Florida has generally tracked just below the national average. The estimated unemployment rate in Florida in 2000 was 3.8%, while the national average was estimated 4.1%.


      Income. Historically, Florida's total personal income has grown more than that of the U.S. and the other southeastern states. From 1993 to 1998, Florida's total nominal persona income grew by 35.4% and per capita income expanded approximately 24.6%. For the nation, total and per capita personal income increased by 29.2% and 23.1% respectively. Because Florida has an older and proportionally larger retirement population than most states, property income (dividends, interest, and rent) and transfer payments (social security, retirement, disability, unemployment insurance, worker's compensation and veterans benefits) are major sources of income.


      Tourism Industry. Tourism remains an important aspect of the Florida economy. Its financial impact is reflected in a broad range of market sectors, such as transportation, communications, retail trade and services, and in State tax revenues generated by business activities which cater to visitors, such as hotels, restaurants, admissions and gift shops. According to Visit Florida, support organization for the Florida Commission on Tourism, approximately 48.7 million people visited the State in 1998. According to the Florida Statistical Abstract, (University of Florida, Bureau of Economic and Business Research, 1999) during Fiscal year 1998-99, the State licensed 4,673 hotels and motels with 360,981 total units. During the same period 36,152 food service establishments were licensed, with seating capacity of 3,098,838. Visitors to the State's public parks and recreation areas totaled 14,645,202 for Fiscal year 1998-99, a 3.69% increase over the prior year.

      State Financial Operations. Financial operations of the State covering all receipts and expenditures are maintained through the use of four funds --the General Revenue Fund, Trust Funds, the Working Capital Fund and the Budget Stabilization Fund. Major sources of tax revenues to the General Revenue Fund are the sales and use tax, corporate income tax, intangible personal property tax, beverage tax and estate tax.

      The sales and use tax is the greatest single source of tax receipts in Florida. The sales tax is 6% of the sales price of tangible personal property sold at retail in the state. The use tax is at 6% of the cost price of tangible personal property when the same is not sold but is used, or stored for use, in the state. Slightly less than 10% of the sales tax is designated for local governments and is distributed to the respective counties in which collected for use by the county and the municipalities therein. In addition to this distribution, local governments may (be referendum) assess certain discretionary sales surtaxes within their county, for certain purposes, restricted as to amount. The proceeds of these surtaxes are required to be applied to the purposes for which such surtax is assessed. In each of the past three legislative sessions of the Florida Legislature, measures were enacted which temporarily waived collection of the sales tax on clothing priced under certain amounts. General revenue was estimated to decrease by $142.7 million in Fiscal Year 1999-2000, and $35.5 Million in Fiscal Year 2000-01 as a result of the sales tax waivers.

      Receipts of the sales and use tax, with the exception of the tax on gasoline and special fuels, are credited to either the General Revenue Fund, the Solid Waste Management Trust fund, or counties and cities. Legislation was enacted in 2000 which provides that 2.25% of sales tax receipts are to be deposited in the Revenue Sharing Trust Fund for Counties in lieu of intangible personal property taxes which were so distributed under prior law.

      For the state fiscal year which ended June 30, 2000, estimated receipts from the sales and use tax allocated to the State's General Revenue Fund were $13,783.8 million.

      The second largest source of state tax receipts, including those distributed to local governments, is the tax on motor fuels. These revenues are almost entirely trust funds dedicated for specific purposes and are not included in the state General Revenue Fund. Taxes on motor fuels (gasoline and diesel fuel) include several distinct fuel taxes: (1) the State sales tax on motor fuels, levied at 6% of the average retail price per gallon of fuel, no to fall below 6.9 cents per gallon; (2)

the State excise tax of four cents per gallon of motor fuel, with proceeds distributed to local governments; (3) the State Comprehensive Enhanced Transportation System (SCETS) tax, which is levied at a rate in each county equal to two-thirds of the sum of the county's local option motor fuel taxes;
(4) aviation fuel, which air carriers may choose to be taxed at 6.9 cents per gallon or 8% of the retail price of fuel, not to be less than 4.4 cents per gallon; and (5) local option motor fuel taxes, which may range between one cent to 12 cents per gallon.

      Most of the proceeds of the sales tax on motor fuels are deposited into the State Transportation Trust Fund for road maintenance and construction. The proceeds of the State excise tax of four cents per gallon is distributed by formula to local governments. The first two cents (described as the Constitutional Gas Tax) are primarily pledged for each county's debt service requirements, with any remaining balance deposited into the county's transportation trust fund. The remaining two cents of the excise tax (described as the County and Municipal Gas Taxes) are part of the State Revenue Sharing Program. Proceeds from the SCETS tax are, to the maximum extent possible, expended on road projects in the counties in which the revenues are derived. Local option gas taxes of one to 11 cents per net gallon, and the so-called "ninth cent fuel tax" of one cent per net gallon, of motor fuel may be levied by counties, for use by local governments for transportation expenditures. Local Option Gas Tax revenues may be pledged for payment of bonds issued by the Division of Bond Finance on behalf of local governments to fund transportation capital improvements. Alcoholic beverage tax and license revenues totaled $556.6 million (estimated) in the state fiscal year ended June 30, 2000. The receipts of corporate income tax for the state fiscal year ended June 30, 2000 were $1,406 million (estimated), an increase of 4.4% over the prior fiscal year. In November 1986, the voters of the state approved a constitutional amendment to allow the state to operate a lottery, the proceeds of which are required to be applied as follows: 50% to be returned to the public as prizes, at least 38% to be deposited in the Educational Enhancement Trust (for public education), and no more than 12% to be spent on the administrative cost of operating the lottery. State fiscal year 1998-99 produced gross revenues of $2.26 billion of which education received approximately $861.2 million.

      The State Constitution does not permit a personal income tax. An amendment to the State Constitution would be required to impose a personal income tax in the state.


      For fiscal year 2000-01, the estimated General Revenue plus Working Capital and Budget Stabilization funds available total $21,561.2 million.


      For fiscal year 2001-02, the estimated General Revenue plus Working Capital and Budget Stabilization funds available total $21,900.3 million.

      Local Government Revenue Sources. County and municipal governments in Florida depend primarily upon ad valorem property taxes, and sales, motor fuels and other local excise taxes and miscellaneous revenue sources, including revenues from utilities services. Florida school districts derive substantially all of their revenues from local property taxes. The overall levels of revenues from these sources is in part dependent upon the local, state and national economy. Local government obligations held by the Funds may constitute general obligations or may be special obligations payable solely from one or more specified revenue sources. The ability of the local governments to repay their obligations on a timely basis will be dependent upon the continued strength of the revenues pledged and of the overall fiscal status of the local government.

      State Constitutional Amendment Limiting State Revenues. An amendment to the Constitution of the State of Florida was approved by the voters of the State of Florida at the November 1994 general election. This amendment limits the amount of taxes, fees, licenses and charges imposed by the State Legislature and collected during any fiscal year to the amount of revenues allowed for the prior fiscal year, plus an adjustment for growth. Growth is defined as the amount equal to the average annual rate of growth in Florida personal income over the most recent twenty quarters times the state revenues allowed for the prior fiscal year. The revenues allowed for any fiscal year could be increased by a two-thirds vote of the Legislature. The limit was effective in the fiscal year 1995-1996. Excess revenues generated will initially be deposited in the budget stabilization fund until it is fully funded; any additional excess revenues will then be refunded to taxpayers. This amendment could limit the amount of actual revenues from which the State of Florida could appropriate funds, including funds appropriated to local governments. It is unclear at this point what effect, if any, this amendment would have on local government debt obligations payable from state revenues which may be subject to this amendment, such as state revenue sharing moneys or other state revenues distributed to local governments. Certain State of Florida debt obligations, which are not by their terms subject to appropriation, should not be affected, depending upon the language of the legislation authorizing the issuance of such obligations.

      Other Factors. Florida will continue to face enormous spending pressures well into the future. The large number of elderly residents will continue to demand health services, an area where cost escalation is significant, and the constant influx of people to Florida will continue to place sizable pressure on the State for infrastructure needs.

      The value of Florida municipal instruments may also be affected by general conditions in the money markets or the municipal bond markets, the levels of federal income tax rates, the supply of tax-exempt bonds, the credit quality and rating of the issues and perceptions with respect to the level of interest rates.

      There can be no assurance that there will not be a decline in economic conditions or that particular Florida municipal obligations in the portfolio of the Funds will not be adversely affected by any such changes.

                                                                      EXHIBIT II

                           RATINGS OF MUNICIPAL BONDS

Description of Moody's Investors Service, Inc.'s ("Moody's") Municipal Bond Ratings

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba          Bonds which are rated Ba are judged to have speculative elements;
            their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: These bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aal, Al, Baal, Bal and Bl.

Short-term Notes: The three ratings of Moody's for short-term notes are MIG 1/VMIG 1, MIG 2/VMIG 2, and MIG 3/VMIG 3; MIG 1 /VMIG 1 denotes "best quality, enjoying strong protection from established cash flows"; MIG 2/VMIG 2 denotes "high quality" with "ample margins of protection"; MIG 3/VMIG 3 instruments are of "favorable quality ... but ... lacking the undeniable strength of the preceding grades."

Description of Moody's Commercial Paper Ratings

Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of short-term promissory obligations. Prime-1 repayment capacity will often be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins, in earning coverage of fixed financial charges and high internal cash generation; and with established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes to the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Description of Standard & Poor's, a Division of The McGraw-Hill Companies, Inc. ("Standard & Poor's"), Municipal Debt Ratings

A Standard & Poor's municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.

The debt rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources Standard & Poor's considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

                  I. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

                  II. Nature of and provisions of the obligation;

                  III. Protection afforded to, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

AAA Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity of the obligor to meet its financial commitment on the obligation is extremely strong.

AA Debt rated "AA" differs from the highest-rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A Debt rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB Debt rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB          Debt rated "BB," "B," "CCC," "CC", and "C" are regarded as
B           having significant speculative characteristics. "BB" indicates the
CCC         least degree of speculation and "C" the highest degree of
CC          speculation. While such debt will likely have some quality and
C           protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

D Debt rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Description of Standard & Poor's Commercial Paper Ratings

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated "B" are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired unless Standard & Poor's believes that such payments will be made during such grace period.

c The "c" subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

p The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of the debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

            Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r The "r" highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

A commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard &

Poor's by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to such notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

-- Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note.

-- Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3        Speculative capacity to pay principal and interest

                                                                     EXHIBIT III

                     SECTIONS 86 THROUGH 98 OF CHAPTER 156B
                        OF THE MASSACHUSETTS GENERAL LAWS
                  (THE MASSACHUSETTS BUSINESS CORPORATION LAW)

ss.ss.86. Sections applicable to appraisal; prerequisites

If a corporation proposes to take a corporate action as to which any section of this chapter provides that a stockholder who objects to such action shall have the right to demand payment for his shares and an appraisal thereof, sections eighty-seven to ninety-eight, inclusive, shall apply except as otherwise specifically provided in any section of this chapter. Except as provided in sections eighty-two and eighty-three, no stockholder shall have such right unless (1) he files with the corporation before taking the vote of the shareholders on such corporate action, written objection to the proposed action stating that he intends to demand payment for his shares if the action is taken and (2) his shares are not voted in favor of the proposed action.

ss.ss.87. Statement of rights of objecting stockholders in notice of meeting;
form

The notice of the meeting of stockholders at which the approval of such proposed action to be considered shall contain a statement of the rights of objecting stockholders. The giving of such notice shall not be deemed to create any rights in any stockholder receiving the same to demand payment for his stock, and the directors may authorize the inclusion in any such notice of a statement of opinion by the management as to the existence or non-existence of the right of stockholders to demand payment for their stock on account of the proposed corporate action. The notice may be in such form as the directors or officers calling the meeting deem advisable, but the following form of notice shall be sufficient to comply with this section:

"If the action proposed is approved by the stockholders at the meeting and effected by the corporation, any stockholder (1) who files with the corporation before the taking of the vote on the approval of such action, written objection to the proposed action stating that he intends to demand payment for his shares if the action is taken and (2) whose shares are not voted in favor of such action has or may have the right to demand in writing from the corporation (or, in the case of a consolidation or merger, the name of the resulting or surviving corporation shall be inserted), within twenty days after the date of mailing to him of notice in writing that the corporate action has become effective, payment for his shares and an appraisal of the value thereof. Such corporation and any such stockholder shall in such cases have the rights and duties and shall follow the procedure set forth in sections 88 to 98, inclusive, of chapter 156B of the General Laws of Massachusetts."


                                     III-1
ss.ss.88. Notice of effectiveness of action objected to

The corporation taking such action, or in the case of a merger or consolidation the surviving or resulting corporation, shall, within ten days after the date on which such corporate action became effective, notify each stockholder who filed a written objection meeting the requirements of section eighty-six and whose shares were not voted in favor of the approval of such action, that the action approved at the meeting of the corporation of which he is a stockholder has become effective. The giving of such notice shall not be deemed to create any rights in any stockholder receiving the same to demand payment for his stock. The notice shall be sent by registered or certified mail, addressed to the stockholder at his last known address as it appears in the records of the corporation.

ss.ss.89. Demand for payment; time for payment

If within twenty days after the date of mailing of a notice under subsection (e) of section eighty-two, subsection (f) of section eighty-three, or section eighty-eight, any stockholder to whom the corporation was required to give such notice shall demand in writing from the corporation taking such action, or in the case of a consolidation or merger from the resulting or surviving corporation, payment for his stock, the corporation upon which such demand is made shall pay to him the fair value of his stock within thirty days after the expiration of the period during which such demand may be made.

ss.ss.90. Demand for determination of value; bill in equity; venue

If during the period of thirty days provided for in section eighty-nine the corporation upon which such demand is made and any such objecting stockholder fail to agree as to the value of such stock, such corporation or any such stockholder may within four months after the expiration of such thirty-day period demand a determination of the value of the stock of all such objecting stockholders by a bill in equity filed in the superior court in the county where the corporation in which such objecting stockholder held stock had or has its principal office in the commonwealth.

ss.ss.91. Parties to suit to determine value; service

If the bill is filed by the corporation, it shall name as parties respondent all stockholders who have demanded payment for their shares and with whom the corporation has not reached agreement as to the value thereof. If the bill is filed by a stockholder, he shall bring the bill in his own behalf and in behalf of all other stockholders who have demanded payment for their shares and with whom the corporation has not reached agreement as to the value thereof, and service of the bill shall be made upon the corporation by subpoena with a copy of the bill annexed. The corporation shall file with its answer a duly verified list of all such other stockholders, and such stockholders shall thereupon be deemed to have been added as parties to the bill. The corporation shall give notice in such form and returnable on such date as the court shall order to each stockholder


                                     III-2
party to the bill by registered or certified mail, addressed to the last known address of such stockholder as shown in the records of the corporation, and the court may order such additional notice by publication or otherwise as it deems advisable. Each stockholder who makes demand as provided in section eighty-nine shall be deemed to have consented to the provisions of this section relating to notice, and the giving of notice by the corporation to any such stockholder in compliance with the order of the court shall be sufficient service of process on him. Failure to give notice to any stockholder making demand shall not invalidate the proceedings as to other stockholders to whom notice was properly given, and the court may at any time before the entry of a final decree make supplementary orders of notice.

ss.ss.92. Decree determining value and ordering payment; valuation date

After hearing the court shall enter a decree determining the fair value of the stock of those stockholders who have become entitled to the valuation of and payment for their shares, and shall order the corporation to make payment of such value, together with interest, if any, as hereinafter provided to the stockholders entitled thereto upon the transfer by them to the corporation of the certificates representing such stock if certificated or, if uncertificated, upon receipt of the instruction transferring such stock to the corporation. For this purpose, the value of the shares shall be determined as of the day preceding the date of the vote approving the proposed corporate action and shall be exclusive of any element of value arising from the expectation or accomplishment of the proposed corporate action.

ss.ss.93 Reference to special master

The court in its discretion may refer the bill or any question arising thereunder to a special master to hear the parties, make findings and report the same to the court, all in accordance with the usual practice in suits in equity in the superior court.

ss.ss.94. Notation on stock certificates of pendency of bill

On motion the court may order stockholder parties to the bill to submit their certificates of stock to the corporation for the notation thereon of the pendency of the bill and may order the corporation to note such pendency in its records with respect to any uncertificated shares held by such stockholder parties, and may on motion dismiss the bill as to any stockholder who fails to comply with such order.

ss.ss. 95. Costs; interest

The costs of the bill, including the reasonable compensation and expenses of any master appointed by the court, but exclusive of fees of counsel or of experts retained by any party, shall be determined by the court and taxed upon the parties to the bill, or any of them, in such manner as appears to be equitable, except


                                     III-3
that all costs of giving notice to stockholders as provided in this chapter shall be paid by the corporation. Interest shall be paid upon any award from the date of the vote approving the proposed corporate action, and the court may on application of any interested party determine the amount of interest to be paid in the case of any stockholder.

ss.ss.96. Dividends and voting rights after demand for payment

Any stockholder who has demanded payment for his stock as provided in this chapter shall not thereafter be entitled to notice of any meeting of stockholders or to vote such stock for any purpose and shall not be entitled to the payment of dividends or other distribution on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the date of the vote, approving the proposed corporate action) unless:

      1) A bill shall not be filed within the time provided in section ninety;

      2)    A bill, if filed, shall be dismissed as to such stockholder; or

      3) Such stockholder shall with the written approval of the corporation, or in the case of a consolidation or merger, the resulting or surviving corporation, deliver to it a written withdrawal of his objections to and an acceptance of such corporate action.

Notwithstanding the provisions of clauses (1) to (3), inclusive, said stockholder shall have only the rights of a stockholder who did not so demand payment for his stock as provided in this chapter.

ss.ss.97. Status of shares paid for

The shares of the corporation paid for by the corporation pursuant to the provisions of this chapter shall have the status of treasury stock, or in the case of a consolidation or merger the shares or the securities of the resulting or surviving corporation into which the shares of such objecting stockholder would have been converted had he not objected to such consolidation or merger shall have the status of treasury stock or securities.

ss.ss. 98. Exclusive remedy; exception

The enforcement by a stockholder of his right to receive payment for his shares in the manner provided in this chapter shall be an exclusive remedy except that this chapter shall not exclude in the right of such stockholder to bring or maintain an appropriate proceeding to obtain relief on the ground that such corporate action will be or is illegal or fraudulent as to him.


                                     III-4

                                   VAN KAMPEN
                                     FUNDS

                              Van Kampen Trust for
                       Investment Grade Florida Municipals
                                1 Parkview Plaza
                      Oakbrook Terrace, Illinois 60181-5555
                                 (630) 684-6000

                          ----------------------------

                       STATEMENT OF ADDITIONAL INFORMATION

                         Van Kampen Trust for Investment
                            Grade Florida Municipals

            Relating to the Acquisition of Assets and Liabilities of

                 Van Kampen Florida Municipal Opportunity Trust


                              Dated March 22, 2001


                          ----------------------------


      This Statement of Additional Information provides information about Van Kampen Trust For Investment Grade Florida Municipals (the "Acquiring Fund"), a closed-end management investment company organized as a Massachusetts business trust, in addition to information contained in the Proxy Statement and Prospectus of the Acquiring Fund, dated March 22, 2001, which also serves as the proxy statement of Van Kampen Florida Municipal Opportunity Trust (the "Target Fund"), a closed-end management investment company organized as a Massachusetts business trust, in connection with the issuance of common shares of beneficial interest of the Acquiring Fund to common shareholders of the Target Fund and preferred shares of beneficial interest, designated Auction Preferred Shares ("APS"), of the Acquiring Fund to holders of preferred shares of beneficial interest of the Target Fund. This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus/Proxy Statement, into which it has been incorporated by reference and which may be obtained by contacting the Acquiring Fund or Target Fund located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555 (telephone no. (630) 684-6000 or
(800) 421-5666).


                                TABLE OF CONTENTS

Proposed Reorganization of the Target Fund..............................     S-2
Additional Information About the Acquiring Fund.........................     S-2
Additional Information About the Target Fund............................     S-2
Additional Information About Taxation...................................     S-2
Additional Information Regarding Auction Preferred
   Shares of the Acquiring Fund.........................................     S-5
Pro Forma Financial Statements..........................................    S-30

Appendix A
   Agreement and Plan of Reorganization.................................     A-1

Appendix B
   Certificate of Vote..................................................     B-1

Appendix C
   Acquiring Fund Annual Report.........................................     C-1

Appendix D
   Target Fund Annual Report............................................     D-1

Appendix E
   Pro Forma Financial Statements.......................................     E-1

      The Acquiring Fund will provide, without charge, upon the written or oral request of any person to whom this Statement of Additional Information is delivered, a copy of any and all documents that have been incorporated by reference in the registration statement of which this Statement of Additional Information is a part.

PROPOSED REORGANIZATION OF THE TARGET FUND

      The shareholders of the Target Fund are being asked to approve an acquisition of all the assets of the Target Fund by the Acquiring Fund in exchange for common and preferred shares of beneficial interest of the Acquiring Fund (the "Reorganization") pursuant to an Agreement and Plan of Reorganization by and between the Acquiring Fund and the Target Fund (the "Agreement"). A copy of the form of the Agreement is attached hereto as Appendix A.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

      Incorporated herein by reference in its entirety is the Certificate of Vote of Trustees Establishing Preferred Shares (the "Certificate of Vote") of the Acquiring Fund, attached as Appendix B to this Statement of Additional Information. Incorporated herein by reference in its entirety is the Annual Report of the Acquiring Fund, dated October 31, 2000, attached as Appendix C to this Statement of Additional Information.

ADDITIONAL INFORMATION ABOUT THE TARGET FUND

      Incorporated herein by reference in its entirety is the Annual Report of the Target Fund, for the fiscal year ended October 31, 2000, attached as Appendix D to this Statement of Additional Information.

ADDITIONAL INFORMATION ABOUT TAXATION

Federal Income Taxation of the Fund


      Each of the Funds has elected and qualified, and the Fund intends to continue to qualify each year, to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the sources of its income and diversification of its assets.

      If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over short-term capital loss) and at least 90% of its net tax-exempt interest, and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders. The Fund intends to distribute at least the minimum amount of investment company taxable income and net tax-exempt interest necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gain distributed to shareholders.

      To avoid a 4% excise tax, the Fund will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income (not including tax-exempt income) for such year and (ii)
98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.

      If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay taxes and interest charges and make distributions before requalifying for taxation as a regulated investment company.

      Some of the Fund's investment practices are subject to special provisions of the Code that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited) and/or (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

      Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year to maintain its qualification as a regulated investment company and to avoid income and excise taxes. To generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold. A portion of the discount relating to certain stripped tax-exempt obligations may constitute taxable income when distributed to shareholders.

Distributions to Shareholders

      The Fund intends to invest in sufficient tax-exempt municipal securities to permit payment of "exempt-interest dividends" (as defined in the Code). Dividends paid by the Fund from the net tax-exempt interest earned from municipal securities qualify as exempt-interest dividends if, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of the Fund consists of such securities.


      Certain limitations on the use and investment of the proceeds of state and local government bonds and other funds must be satisfied to maintain the exclusion from gross income for interest on such bonds. These limitations generally apply to bonds issued after August 15, 1986. In light of these requirements, bond counsel qualify their opinions as to the federal tax status of bonds issued after August 15, 1986 by making them contingent on the issuer's future compliance with these limitations. Any failure on the part of an issuer to comply could cause the interest on its bonds to become taxable to investors retroactive to the date the bonds were issued.

      Except as provided below, exempt-interest dividends paid to shareholders generally are not includable in the shareholders' gross income for federal income tax purposes. The percentage of the total dividends paid by the Funds during any taxable year that qualify as exempt-interest dividends will be the same for all shareholders of the Funds receiving dividends during such year.


      Interest on certain "private-activity bonds" is an item of tax preference subject to the alternative minimum tax on individuals and corporations. The Fund invests a portion of its assets in municipal securities subject to this provision so that a portion of its exempt-interest dividends is an item of tax preference to the extent such dividends represent interest received from these private-activity bonds. Accordingly, investment in the Fund could cause shareholders to be subject to (or result in an increased liability under) the alternative minimum tax. Per capita volume limitations on certain private-activity bonds could limit the amount of such bonds available for investment by the Fund.


      Exempt-interest dividends are included in determining what portion, if any, of a person's social security and railroad retirement benefits will be includable in gross income subject to federal income tax.


      Although exempt-interest dividends generally may be treated by shareholders of the Fund as items of interest excluded from their gross income, each shareholder is advised to consult his tax adviser with respect to whether exempt-interest dividends retain this exclusion if the shareholder would be treated as a "substantial user" (or a "related person" of a substantial user) of the facilities financed with respect to any of the tax-exempt obligations held by the Fund. "Substantial user" is defined under United States Treasury regulations to include a non-exempt person who regularly uses in his trade or business a part of any facilities financed with the tax-exempt obligations and whose gross revenues derived from such facilities exceed 5% of the total revenues derived from the facilities by all users, or who occupies more than 5% of the useable area of the facilities or for whom the facilities or a part thereof were specifically constructed, reconstructed or acquired. Examples of "related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

      While the Fund expects that a major portion of its net investment income will constitute tax-exempt interest, a significant portion may consist of investment company taxable income (generally ordinary income and net short-term capital gain). Distributions of the Fund's investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gains as capital gain dividends, if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. Distributions in excess of the Funds' earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). For a summary of the tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below. Some or all of the interest on indebtedness incurred to purchase or carry shares of a mutual fund which distributes exempt-interest dividends during the year will not be deductible for federal income tax purposes depending upon the ratio of the exempt-interest dividends to the total of exempt-interest dividends plus taxable dividends received by the shareholder (excluding capital gain dividends) during the year.

      Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal the fair market value on the distribution date.

      The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. The aggregate amount of dividends designated as exempt-interest dividends cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Since the percentage of dividends which are exempt-interest dividends is determined on an average annual method for the taxable year, the percentage of income designated as tax-exempt for any particular dividend may be substantially different from the percentage of the Fund's income that was tax exempt during the period covered by the dividend. Distributions from the Fund generally will not qualify for the dividends received deduction for corporations.

      Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.


Sale of Shares


      The sale of shares (including transfers in connection with a redemption or repurchase of shares) will generally be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares sold are held as a capital asset, the gain or loss will be a capital gain or loss. Any loss recognized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

Backup Withholding


      The Fund may be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if (i) the shareholder fails to properly furnish the Fund with its correct taxpayer identification number, (ii) the Internal Revenue Service ("IRS") notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Redemption proceeds may be subject to withholding under the circumstances described in (i) above.


      Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

Information Reporting


      The Fund must report annually to the IRS and to each shareholder the amount of dividends paid to such shareholder and the amount, if any, of tax withheld pursuant to backup withholding rules with respect to such dividends.




ADDITIONAL INFORMATION RELATING TO AUCTION PREFERRED SHARES OF THE ACQUIRING
FUND

Rating Agency Guidelines

      The Acquiring Fund intends that, so long as any APS are outstanding, the composition of its portfolio will reflect guidelines established by Moody's Investors Service, Inc. ("Moody's) and Standard & Poor's ("S&P") in connection with the Acquiring Fund's receipt on the date the Acquiring Fund APS are issued to the Target Fund of ratings of "aaa" from Moody's and AAA from S&P. Moody's and S&P, nationally recognized independent rating agencies, issue ratings for various securities reflecting their perceived creditworthiness of such securities. The Acquiring Fund will pay certain fees to Moody's and S&P for rating shares of the APS. The guidelines described below have been developed by Moody's and S&P in connection with other issuances of asset-backed and similar securities, including debt obligations and adjustable rate preferred stock, generally on a case-by-case basis through discussions with the issuers of these securities. The guidelines are designed to ensure that assets underlying outstanding debt or preferred stock will be sufficiently varied and will be of sufficient quality and amount to justify investment grade ratings. The guidelines do not have the force of law, but have been adopted by the Acquiring Fund in order to satisfy current requirements necessary for Moody's and S&P to issue the above-described ratings for APS, which ratings are generally relied upon by institutional investors in purchasing such securities. In the context of a closed-end investment company such as the Acquiring Fund, therefore, the guidelines provide a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the Investment Company Act of 1940, as amended (the "1940 Act"). A rating agency's guidelines will apply to the APS only so long as such rating agency is rating such shares. The rating guidelines for the Acquiring Fund APS are substanitally identical to the rating agency guidelines with respect to the Target Fund APS.

Capitalized terms used but not defined in this section shall have the meanings ascribed to them in the Certificate of Vote of the Acquiring Fund, attached hereto as Appendix B.

      The Acquiring Fund intends to maintain a Discounted Value for its portfolio at least equal to the APS Basic Maintenance Amount and, in addition, so long as S&P is rating the APS, the Fund intends to maintain a Minimum Liquidity Level. Moody's and S&P have each established separate guidelines for determining Discounted Value. To the extent any particular portfolio holding does not satisfy the applicable rating agency's guidelines, all or a portion of such holding's value will not be included in the calculation of Discounted Value (as defined by such rating agency). The Moody's and S&P guidelines do not impose any limitations on the percentage of Fund assets that may be invested in holdings not eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio. The amount of such assets included in the portfolio at any time may vary depending upon the rating, diversification and other characteristics of the Eligible Assets included in the portfolio, although it is not anticipated that in the normal course of business the value of such assets would exceed 20% of the Acquiring Fund's total assets.

      In managing the Acquiring Fund's portfolio, the Adviser will not alter the composition of the Acquiring Fund's portfolio if, in the reasonable belief of the Adviser, the effect of any such alteration would be to cause the Acquiring Fund to have Eligible Assets with an aggregate Discounted Value, as of the immediately preceding Valuation Date, less than the APS Basic Maintenance Amount as of such Valuation Date; provided, however, that in the event that, as of the immediately preceding Valuation Date, the aggregate Discounted Value of the Acquiring Fund's Eligible Assets exceeded the APS Basic Maintenance Amount by five percent or less, the Adviser will not alter the composition of the Acquiring Fund's portfolio in a manner reasonably expected to reduce the aggregate Discounted Value of the Acquiring Fund's Eligible Assets unless the Acquiring Fund shall have confirmed that, after giving effect to such alteration, the aggregate Discounted Value of the Acquiring Fund's Eligible Assets would exceed the APS Basic Maintenance Amount.

      Upon any failure to maintain the required Discounted Value, the Acquiring Fund will seek to alter the composition of its portfolio to reattain the APS Basic Maintenance Amount on or prior to the APS Basic Maintenance Cure Date, thereby incurring additional transaction costs and possible losses and/or gains on dispositions of portfolio securities. To the extent any such failure is not cured in a timely manner, APS will be subject to redemption if either Moody's or S&P is rating such shares. The APS Basic Maintenance Amount includes the sum of
(i) the aggregate liquidation value of APS then outstanding and (ii) certain accrued and projected payment obligations of the Acquiring Fund.

      The Acquiring Fund may, but is not required to, adopt any modifications to these guidelines that may hereafter be established by Moody's and S&P. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any rating agency providing a rating for the APS may, at any time, change or withdraw any such rating. As set forth in the APS Provisions, the Board of Trustees may, without shareholder approval, modify certain definitions or policies which have been adopted by the Acquiring Fund pursuant to the rating agency guidelines, provided the Board of Trustees has obtained written confirmation from Moody's and S&P, as appropriate, that any such change would not impair the ratings then assigned by Moody's and S&P to the APS. A rating agency's guidelines will apply to the APS only so long as such rating agency is rating such shares.

      As recently described by Moody's and S&P, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The ratings on the APS are not recommendations to purchase, hold or sell APS, inasmuch as the ratings do not comment as to market price or suitability for a particular investor nor do the rating agency guidelines described above address the likelihood that a holder of APS will be able to sell such shares in an Auction. The ratings are based on current information furnished to Moody's and S&P by the Acquiring Fund and the Adviser, and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. The Acquiring Fund's Common Shares have not been rated by a nationally recognized statistical rating organization.

      S&P AAA Rating Guidelines. For purposes of calculating the Discounted Value of the Acquiring Fund's portfolio under current S&P guidelines, the fair market value of Florida municipal securities eligible for consideration under such guidelines ("S&P Eligible Assets") must be discounted by certain discount factors set forth in the table below ("S&P Discount Factors"). The Discounted Value of a Florida municipal security under S&P guidelines is the fair market value thereof divided by the S&P Discount Factor. The S&P Discount Factor used to discount a particular Florida municipal security will be determined by reference to the "S&P Exposure Period" (currently, three Business Days) and the S&P rating on such Florida municipal security. S&P Discount Factors for a range of exposure periods are set forth below:

                                              S&P Discount Factors
                                                 Rating Category
                                        ----------------------------------

      Exposure Period                    AAA        AA       A         BBB
      ---------------                    ---        --       -         ---

      40 Business Days ...........      205%      210%      225%      265%

      22 Business Days ...........      185       190       205       245

      10 Business Days ...........      170       175       190       230

       7 Business Days ...........      165       170       185       225

       3 Business Days ...........      145       150       165       205

      Since the S&P Exposure Period currently applicable to the Acquiring Fund is three Business Days, the S&P Discount Factors currently applicable to S&P Eligible Assets will be determined by reference to the factors set forth opposite the line entitled "3 Business Days." Notwithstanding the foregoing, (i) the S&P Discount Factor for short-term Florida municipal securities will be 115%, so long as such Florida municipal securities are rated A- 1 + or SP- 1 + by S&P and mature or have a demand feature exercisable within 30 days or less, or 125% if such Florida municipal securities are not rated by S&P but are rated VMIG-1, P-1 or MIG-1 by Moody's; provided, however, that any such Moody's-rated short-term Florida municipal securities which have demand features exercisable within 30 days or less must be backed by a letter of credit, liquidity facility or guarantee from a bank or other financial institution with a short-term rating of at least A- 1+ from S&P; and further provided that such Moody's-rated short-term Florida municipal securities may comprise no more than 50% of short-term Florida municipal securities that qualify as S&P Eligible Assets and
(ii) no S&P Discount Factor will be applied to cash or to Receivables for Florida Municipal Securities Sold. For purposes of the foregoing, Anticipation Notes rated SP-l+ or, if not rated by S&P, rated MIG-1 or VMIG-1 by Moody's, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating, will be considered to be short-term Florida municipal securities. "Receivables for Florida Municipal Securities Sold," for purposes of calculating S&P Eligible Assets as of any Valuation Date, means the book value of receivables for Florida municipal securities sold as of or prior to such Valuation Date if such receivables are due within five business days of such Valuation Date.

      The S&P guidelines impose certain minimum issue size, issuer, geographical diversification and other requirements for purposes of determining S&P Eligible
Assets:

      (1) In order to be considered S&P Eligible Assets, Florida municipal securities owned by the Acquiring Fund must:

            (a)   Be interest bearing and pay interest at least semi-annually;

            (b)   Be payable with respect to principal and interest in U.S.
                  dollars;

            (c) Be publicly rated BBB or higher by S&P or, if not rated by S&P but rated by Moody's, be rated at least A by Moody's; provided that such Moody's-rated Florida municipal securities will be included in S&P Eligible Assets only to the extent the fair market value of such Florida municipal securities does not exceed 50% of the aggregate fair market value of S&P Eligible Assets. For purposes of determining the S&P Discount Factors applicable to such Moody's-rated Florida municipal securities, any such Florida municipal security will be deemed to have an S&P rating which is one full rating category lower than its Moody's rating;

            (d)   Not be private placements; and

            (e) Be part of an issue with an original issue size of at least $10 million or, if of an issue with an orig-inal issue size below $10 million (but in no event lower than $5 million), be issued by an issuer with a total of at least $50 million of securities outstanding.

      (2) Florida municipal securities of any one issuer or guarantor (excluding bond insurers) will be considered S&P Eligible Assets only to the extent the fair market value of such Florida municipal securities does not exceed 10% of the aggregate fair market value of S&P Eligible Assets, provided that 2% is added to the applicable S&P Discount Factor for every 1% by which the fair market value of such Florida municipal securities exceeds 5% of the aggregate fair market value of S&P Eligible Assets.

      (3) Florida municipal securities guaranteed or insured by any one bond insurer will be considered S&P Eligible Assets only to the extent the fair market value of such Florida municipal securities does not exceed 25% of the aggregate fair market value of S&P Eligible Assets.

      (4) Florida municipal securities of any one issue type category will be considered S&P Eligible Assets only to the extent the fair market value of such Florida municipal securities does not exceed 20% of the aggregate fair market value of S&P Eligible Assets. For purposes of this requirement, Florida municipal securities will be classified into one of the following categories: health care issues, housing issues, educational issues, facilities issues, student loan issues, transportation issues, industrial development bond issues, public power utilities issues, water and sewer utilities issues, special utilities issues, general obligation issues, lease obligations, escrowed bonds and other issues not falling within one of the aforementioned categories. Furthermore, special utilities issues that are not rated by S&P will not be considered S&P Eligible Assets.

      In the event any of the S&P Eligible Assets in the Acquiring Fund's portfolio consist of municipal securities other than Florida municipal securities, then such municipal securities shall be S&P Eligible Assets only to the extent the fair market value of such municipal securities does not exceed 20% of the aggregate fair market value of the S&P Eligible Assets and to the extent the Fund shall have received written confirmation from S&P that such municipal securities held by the Acquiring Fund would not adversely affect the then current rating on the APS.

      For so long as any APS are Outstanding and S&P is rating such APS, the Acquiring Fund will not, unless the Fund has received written confirmation from S&P that any such action would not impair the rating then assigned by S&P to the APS engage in any one or more of the following transactions: reverse repurchase agreement transactions; borrow money, except that the Fund may, without obtaining the written confirmation described above, borrow money for the purposes of clearing securities transactions if the APS Basic Maintenance Amount would continue to be satisfied after giving effect to such borrowing; issue any class or series of shares ranking prior to or on a parity with the APS with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Fund, or reissue any APS previously purchased or redeemed by the Fund; lend portfolio securities; merge or consolidate with any corporation; repurchase agreement transactions in which the term of such repurchase obligation is longer than 90 days, in which the underlying security is a security other than United States Treasury securities (not inclusive of zero-coupon securities), demand deposits, certificates of deposit, or bankers acceptances in which the counter-party or its affiliates have securities rated A-1+ by S&P with respect to such underlying security; short sale transactions; in addition, the Fund will not purchase or sell futures contracts or options thereon or write uncovered put or uncovered call options on portfolio securities except that (i) the Fund may engage in any S&P Hedging Transactions based on the Municipal Index, provided that the Fund shall not engage in any S&P Hedging Transaction based on the Municipal Index (other than Closing Transactions) which would cause the Fund at the time of such transaction to own or have sold the least of (1) more than 1,000 outstanding futures contracts based on the Municipal Index, (2) outstanding futures contracts based on the Municipal Index and on the Treasury Bonds exceeding in number 25% of the quotient of the fair market value of the Fund's total assets divided by 100,000 or (3) outstanding futures contracts based on the Municipal Index exceeding in number 10% of the average number of daily traded futures contracts based on the Municipal Index in the month prior to the time of effecting such transaction as reported by The Wall Street Journal and (ii) the Fund may engage in S&P Hedging Transactions based on Treasury Bonds, provided that the Fund shall not engage in any S&P Hedging Transaction based on Treasury Bonds (other than Closing Transactions) which would cause the Fund at the time of such transaction to own or have sold the lesser of (1) outstanding futures contracts based on Treasury Bonds and on the Municipal Index exceeding in number 25% of the quotient of the fair market value of the Fund's total assets divided by 100,000 or (2) outstanding futures contracts based on Treasury Bonds exceeding in number 10% of the average number of daily traded futures contracts based on Treasury Bonds in the month prior to the time of effecting such transaction as reported by The Wall Street Journal. For so long as any APS are rated by S&P, the Acquiring Fund will engage in Closing Transactions to close out any outstanding futures contract which the Fund owns or has sold or any outstanding option thereon owned by the Fund in the event (i) the Fund does not have S&P Eligible Assets with an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount on two consecutive Valuation Dates and (ii) the Acquiring Fund is required to pay Variation Margin on the second such Valuation Date. For so long as any APS are rated by S&P, the Acquiring Fund will engage in a Closing Transaction to close out any outstanding futures contract or option thereon in the month prior to the delivery month under the terms of such futures contract or option thereon unless the Fund holds securities deliverable under such terms. For purposes of determining S&P Eligible Assets to determine compliance with the APS Basic Maintenance Amount, no amounts on deposit with the Fund's custodian or broker representing Initial Margin or Variation Margin shall constitute S&P Eligible Assets. For so long as any APS are rated by S&P, when the Acquiring Fund writes a futures contract or option thereon, it will maintain an amount of cash, cash equivalents or short-term, money market securities in a segregated account with the Fund's custodian, so that the amount so segregated plus the amount of Initial Margin and Variation Margin held in the account of the Fund's broker equals the fair market value of the futures contract, except that in the event the Fund writes a futures contract or option thereon which requires delivery of an underlying security, the Fund shall hold such underlying security.

      Moody's "aaa" Rating Guidelines. For purposes of calculating the Discounted Value of the Acquiring Fund's portfolio under current Moody's guidelines, the fair market value of Florida municipal securities eligible for consideration under such guidelines ("Moody's Eligible Assets") must be discounted by certain discount factors set forth in the table below ("Moody's Discount Factors"). The Discounted Value of a Florida municipal security under Moody's guidelines is the fair market value thereof divided by the Moody's Discount Factor. The Moody's Discount Factor used to discount a particular Florida municipal security will be determined by reference to the "Moody's Exposure Period" (currently, the period commencing on a given Valuation Date and ending 47 days thereafter) and the Moody's rating on such Florida municipal securities. Moody's Discount Factors for a range of exposure periods are set forth below:

                                                               Moody's Discount Factors
                                                                   Rating Category
                                         ----------------------------------------------------------------
                                                                                      VMIG-1      SP-1+
      Exposure                           Aaa(1)   Aa(1)    A(1)   Baa(1)   Other(2)  (1)(3)(4)    (3)(4)
      --------                           ------   -----    ----   ------   --------  ---------    ------
      7 weeks ........................    151%    159%    168%     202%     229%       136%       148%

      8 weeks or less but greater
        than 7 weeks .................    154     164     173      205      235        137        149

      9 weeks or less but greater than
        8 weeks ......................    158     169     179      209      242        138        150

----------
(1)   Moody's rating.
(2) Florida municipal securities not rated by Moody's but rated BBB or BBB+ by SP.
(3) Florida municipal securities rated MIG-1 or VMIG-1 or, if not rated by Moody's, rated SP-1+ by S&P which do not mature or have a demand feature at par exercisable within the Moody's Exposure Period and which do not have a long-term rating.
(4) For the purposes of the definition of Moody's Eligible Assets, these securities will have an assumed rating of "A" by Moody's.

      Since the Moody's Exposure Period currently applicable to the Fund is 47 days, the Moody's Discount Factors currently applicable to Moody's Eligible Assets will be determined by reference to the factors set forth opposite the line entitled "7 weeks." Notwithstanding the foregoing, (i) no Moody's Discount Factor will be applied to short-term Florida municipal securities so long as such Florida municipal securities are rated at least MIG-1, VMIG-1 or P-1 by Moody's and mature or have a demand feature at par exercisable within the Moody's Exposure Period and the Moody's Discount Factor for such Florida municipal securities will be 125% as long as such Florida municipal securities are rated at least A-1- / AA or SP- 1 + / AA by S&P and mature or have a demand feature at par exercisable within the Moody's Exposure Period and (ii) no Moody's Discount Factor will be applied to cash or to Receivables for Florida Municipal Securities Sold. "Receivables for Florida Municipal Securities Sold," for purposes of calculating Moody's Eligible Assets as of any Valuation Date, means no more than the aggregate of the following: (i) the book value of receivables for Florida municipal securities sold as of or prior to such Valuation Date if such receivables are due within five business days of such Valuation Date, and if the trades which generated such receivables are (x) settled through clearing house firms with respect to which the Fund has received prior written authorization from Moody's or (y) with counterparties having a Moody's long-term debt rating of at least

Baa3; and (ii) the Moody's Discounted Value of Florida municipal securities sold as of or prior to such Valuation Date which generated receivables, if such receivables are due within the Moody's Exposure Period but do not comply with either of conditions (x) or (y).

      The Moody's guidelines impose certain minimum issue size, issuer, geographical diversification and other requirements for purposes of determining Moody's Eligible Assets, as set forth in the table below:

                       Minimum     Maximum           Maximum             Maximum
      Rating         Issue Size   Underlying       Issue Type            County
      ------         (Millions)   Obligor(2)    Concentration(2)    Concentration(2), (3)
                     ----------   ----------    ----------------    ---------------------
      Aaa .........     $10          100%             100%                100%

      Aa ..........      10           20               60                  60

      A ...........      10           10               40                  40

      Baa .........      10            6               20                  20

      Other(1) ....      10            4               12                  12

----------

(1) Florida municipal securities not rated by Moody's but rated at least BBB by S&P.
(2) The referenced percentages represent maximum cumulative totals for the related rating category and each lower rating category.
(3)   Applies to general obligation Florida municipal securities only.

      For purposes of the maximum underlying obligor requirement described above, which requirement will apply except with respect to general obligation Florida municipal securities, any Florida municipal security backed by the guaranty, letter of credit or insurance issued by a third party will be deemed to be issued by such third party if the issuance of such third party credit is the sole determinant of the rating on such Florida municipal security. For purposes of the issue type concentration requirement described above, Florida municipal securities will be classified within one of the following categories: health care issues (teaching and non-teaching hospitals, public and private), housing issues (single- and multi-family), educational facilities issues (public and private schools), student loan issues, resource recovery issues, transportation issues (mass transit, airport and highway bonds), industrial development bond issues, utility issues (water, sewer and electricity), general obligation issues, lease obligations, escrowed bonds and other issues ("Other Issues") (includes special obligations to crossover, excise and sales tax revenue, recreation revenue, special assessment and telephone revenue bonds only) not falling within one of the aforementioned categories. In no event shall
(a) more than 10% of Moody's Eligible Assets consist of student loan issues, (b) more than 10% of Moody's Eligible Assets consist of resource recovery issues or
(c) more than 10% of Moody's Eligible Assets consist of Other Issues. In the event any of the Moody's Eligible Assets in the Fund's portfolio consist of municipal securities of issuers other than Florida municipal securities, then such municipal securities shall be subject to the following requirements regarding the maximum percentage of Moody's Eligible Assets that may be invested in municipal securities of issuers located in a particular state or United States territory: such municipal securities rated BBB or BBB+ by S&P may comprise no more than 12% of total Moody's Eligible Assets; such BBB or BBB+ rated municipal securities, if any, together with any such municipal securities rated Baa by Moody's or A by S&P, may comprise no more than 20% of total Moody's Eligible Assets; such BBB, BBB+, Baa and A-rated municipal securities, if any together with any such municipal securities rated A by Moody's or AA by S&P, may comprise no more than 40% of total Moody's Eligible Assets; such BBB, BBB+, Baa A and AA-rated municipal securities, if any, together with any such municipal securities rated Aa by Moody's or AAA by S&P, may comprise no more than 60% of total Moody's Eligible Assets; and such municipal securities rated Aaa by Moody's may comprise 100% of Moody's Eligible Assets; provided, however, that notwithstanding the foregoing no more than an aggregate of 10% of the Moody's Eligible Assets may consist of municipal securities of issuers located in United States territories, other than Puerto Rico.

      Current Moody's guidelines also require that Florida municipal securities constituting Moody's Eligible Assets pay interest in cash, be publicly rated Baa or higher by Moody's or, if not rated by Moody's but rated by S&P, that they be rated at least BBB by S&P, and that they not have suspended ratings. For purposes of determining the Moody's

Discount Factors applicable to such S&P-rated municipal securities, any such municipal securities (excluding short-term municipal securities) will be deemed to have a Moody's rating which is one full rating category lower than its S&P rating. For purposes of calculation of Minimum Issue Size, Maximum Underlying Obligor, Maximum Issue Type Concentration and Maximum County Concentration, Moody's Eligible Assets shall be calculated without including cash and municipal securities rated MIG-1 or VMIG-1 or, if not rated by Moody's, rated SP-l+ by S&P, which either mature or have a demand feature at par exercisable within the Moody's Exposure Period. Where the Fund sells an asset and agrees to repurchase such asset in the future, the Discounted Value of such asset will constitute a Moody's Eligible Asset and the amount the Fund is required to pay upon repurchase of such asset will count as a liability for the purposes of the APS Basic Maintenance Amount. Where the Fund purchases an asset and agrees to sell it to a third party in the future, cash receivable by the Fund thereby will constitute a Moody's Eligible Asset if the long-term debt of such other party is rated at least A2 by Moody's and such agreement has a term of 30 days or less; otherwise the Discounted Value of such asset will constitute a Moody's Eligible Asset. For the purposes of calculation of Moody's Eligible Assets, Florida municipal securities which have been called for redemption by the issuer thereof shall be valued at the lower of market value or the call price of such Florida municipal securities.

      Notwithstanding the foregoing, an asset will not be considered a Moody's Eligible Asset to the extent that it has been irrevocably deposited for the payment of (A) (i) through (A) (vii) under the definition of APS Basic Maintenance Amount or it is subject to any material lien, mortgage, pledge, security interest or security agreement of any kind (collectively, "Liens"), except for (a) Liens which are being contested in good faith by appropriate proceedings and which Moody's has indicated to the Fund will not affect the status of such asset as a Moody's Eligible Asset, (b) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (c) Liens to secure payment for services rendered or cash advanced to the Fund by the Adviser, the Administrator, State Street Bank and Trust Company or the Auction Agent and (d) Liens by virtue of any repurchase agreement.

      For so long as any APS are Outstanding and the APS are rated by Moody's, the Fund will not, unless it has received written confirmation from Moody's that any such action would not impair the ratings then assigned by Moody's to the APS engage in any one or more of the following transactions: (1) incur any indebtedness; (2) issue any class or series of shares ranking prior to or on a parity with the APS with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Fund, or reissue any APS previously purchased or redeemed by the Fund; or (3), except as necessary to effect Closing Transactions, engage in transactions in options on securities, futures contracts or options on futures contracts except that in connection with Moody's Hedging Transactions: (A) the Fund may buy call or put option contracts; (B) the Fund may write covered call options; and (C) the Fund may write put options on securities. For purposes of valuation of Moody's Eligible Assets (i) if the Fund writes a call option, the underlying asset will be valued as follows: (A) if the option is exchange-traded and may be offset readily or if the option expires before the earliest possible redemption of the APS, at the lower of the Discounted Value of the underlying security of the option and the exercise price of the option or (B) otherwise, it has no value;
(ii) if the Fund writes a put option, the underlying asset will be valued as follows: the lesser of (A) exercise price and (B) the Discounted Value of the underlying security; and (iii) call or put option contracts which the Fund buys have no value. For so long as any APS are rated by Moody's; (1) the Fund will not engage in options and futures transactions for leveraging or speculative purposes; (2) the Fund will not write any anticipatory call options or sell any anticipatory contracts pursuant to which the Fund hedges the anticipated purchase of an asset prior to completion of such purchase; (3) the Fund will not enter into an option or futures transaction unless, after giving effect thereto, the Fund would continue to have Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount; (4) the Fund will not enter into an option or futures transaction unless after giving effect to such transaction the Fund would continue to be in compliance with the provisions relating to the APS Basic Maintenance Amount; (5) for purposes of the APS Basic Maintenance Amount (i) assets in margin accounts are not Moody's Eligible Assets, (ii) 10% of the settlement price of assets sold under a futures contract, the settlement price of assets purchased under a futures contract, the settlement price of an underlying futures contract if the Fund writes put options on futures contracts will constitute liabilities of the Fund and (iii) if the Fund writes call options on futures contracts and does not own the underlying futures contract, 105% of the fair market value of the underlying futures contract will constitute a liability of the Fund; (6) the Fund shall enter into only exchange-traded futures and shall write only exchange-traded options on exchanges approved by Moody's; (7) where delivery may be made to the Fund with any of a class of securities, the Fund shall assume for purposes of the APS Basic Maintenance Amount that it takes delivery of that security which yields it the least value; (8) the Fund will not engage in forward contracts; (9) the Fund will enter into futures contracts as seller only if it owns the underlying security; and (10) there shall be a quarterly audit made of the Fund's futures and options transaction by the Fund's independent accountants to confirm that the Fund is in compliance with these standards.

The Auction

      General. The APS Provisions provide that the Applicable Rate per annum for each Subsequent Dividend Period after the Initial Dividend Period for the Acquiring Fund APS to be issued in connection with the Reorganization shall be equal to the rate per annum that the Auction Agent advises has resulted on the Business Day preceding the first day of such Subsequent Dividend Period from implementation of the auction procedures (the "Auction Procedures") set forth in the APS Provisions, in which persons determine to hold or offer to sell or, based on dividend rates bid by them, offer to purchase or sell shares of APS. Each periodic implementation of the Auction Procedures is referred to herein as an "Auction."

      As used herein with respect to the APS, (i) "Applicable Rate" means the rate per annum at which dividends are payable on APS for any Dividend Period thereof, (ii) "Business Day" means a day on which the New York Stock Exchange is open for trading and is not a Saturday, Sunday or other day on which banks in New York City are authorized by law to close, (iii) "Date of Original Issue" means the date on which the Fund initially issued APS, (iv) "Dividend Payment Date" means any date on which dividends on APS are payable as provided under "Description of APS-Dividends-General," (v) "Dividend Period" means the period from and including the Date of Original Issue of such shares to but excluding the initial Dividend Payment Date for such shares and any period thereafter from and including one Dividend Payment Date for such shares to but excluding the next succeeding Dividend Payment Date for such shares, (vi) "Initial Dividend Period" means the period from and including the Date of Original Issue to but excluding the first Dividend Payment Date which occurs in a month which contains the first scheduled Auction Date for the APS, (vii) "Rate Period" means the Initial Dividend Period and any Subsequent Dividend Period, (viii) "Subsequent Dividend Period" means any period from and including the first day following the Initial Dividend Period to but excluding the next Dividend Payment Date which follows a scheduled Auction and any period thereafter from and including one Dividend Payment Date which follows a scheduled Auction to but excluding the next succeeding Dividend Payment Date which follows a scheduled Auction, provided, however, that if any Subsequent Dividend Period is also a Special Dividend Period, such term shall mean the period commencing on the first day of such Special Dividend Period and ending on the last day of the last Dividend Period thereof, (ix) "Minimum Dividend Period" means any Rate Period consisting of 28 Rate Period Days, subject to certain exceptions, and (x) "Special Dividend Period" means any Subsequent Dividend Period commencing on the date designated by the Fund, as set forth under "Description of APS-Dividends- Designation of Special Dividend Periods," and ending on the last day of the last Dividend Period thereof.

      Auction Agency Agreement. The Acquiring Fund has entered into an agreement (the "Auction Agency Agreement") with Bankers Trust Company (together with any successor bank or trust company or other entity entering into a similar agreement with the Fund, the "Auction Agent") which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for APS so long as the Applicable Rate is to be based on the results of an Auction.


      Broker-Dealer Agreements. Each Auction requires the participation of one or more broker-dealers. The Auction Agent has entered into agreements with several broker-dealers and may enter into similar agreements (collectively, the "Broker-Dealer Agreements") with one or more additional broker-dealers (collectively, the "Broker-Dealers") selected by the Acquiring Fund, which provide for the participation of Broker-Dealers in Auctions.


      As used herein, "Existing Holder" of APS means a person who is listed as the beneficial owner of such APS in the records of the Auction Agent. The Auction Agent may rely upon, as evidence of the identities of the Existing Holders of APS, a list of the initial owners of the APS provided by the Fund, the results of Auctions and notices from any Existing Holder, the Agent Member of such Existing Holder or the Broker-Dealer of such Existing Holder with respect to transfers described in the next sentence. The Auction Agent will be required to register a transfer of APS from an Existing Holder to another person only if (i) such transfer is pursuant to an Auction or (ii) the Auction Agent has been notified in writing (A) by such Existing Holder, the Agent Member of such Existing Holder or the Broker-Dealer of such Existing Holder of such transfer or (B) by the Broker-Dealer of any person that purchased or sold APS in an Auction of the failure of such APS to be transferred as a result of such Auction. The Auction Agent is not required to accept any such notice for an Auction unless it is received by the Auction Agent by 3:00 P.M., New York City time, on the Business Day preceding such Auction.

      Securities Depository. DTC acts as the Securities Depository for the Agent Members with respect to the APS. One certificate for all of the shares of the Acquiring Fund APS offered hereby will be registered in the name of Cede & Co. ("Cede"), as nominee of the Securities Depository. Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of APS contained in the APS Provisions. The Fund will also issue stop-transfer instructions to the transfer agent for the APS. Cede will be the holder of record of all APS and beneficial owners of APS will not receive certificates representing their ownership interest in such shares.

      DTC, a New York-chartered limited purpose trust company, performs services for its participants (including the Agent Members), some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each Agent Member in APS, whether for its own account or as a nominee for another person.

Auction Dates; Advance Notice of Allocation of Taxable Income

      An Auction to determine the Applicable Rate with respect to Acquiring Fund APS issued in connection with the Reorganization for each Rate Period after the Initial Dividend Period thereof will be held on the first Business Day preceding the first day of such Rate Period (the date of each Auction being referred to herein as an "Auction Date"). The first Auction for Acquiring Fund APS offered
hereby will be held on [        ], 2001. Thereafter, Auctions will normally be
held each [        ], unless the then-current Rate Period is a Special Dividend
Period or, in certain circumstances, the day that would normally be the Auction Date or the first day of such Subsequent Dividend Period is not a Business Day. The Auction Date and the first day of the related Rate Period (also a Dividend Payment Date) must be Business Days but need not be consecutive days.

      In normal circumstances, whenever the Acquiring Fund intends to include any net capital gains or other income that is taxable for federal income tax purposes in any dividend on APS, the Fund will notify the Auction Agent of the amount to be so included 15 days prior to the Auction Date on which the Applicable Rate for such dividend is to be established. Whenever the Auction Agent receives such notice from the Fund, it will in turn notify each Broker-Dealer, who, on or prior to such Auction Date, in accordance with its Broker-Dealer Agreement, will notify its Existing Holders and Potential Holders believed by it to be interested in submitting an Order in the Auction to be held on such Auction Date.

Orders by Existing Holders and Potential Holders

      Prior to the Submission Deadline (as defined under "Submission of Orders by Broker-Dealers to Auction Agent" below) on each Auction Date with respect to the APS:

      (a) each Existing Holder of APS may submit to a Broker-Dealer by telephone or otherwise a:

            (i) "Hold Order"--indicating the number of outstanding shares, if any, of APS that such Existing Holder desires to continue to hold without regard to the Applicable Rate for the next Rate Period;

            (ii) "Bid"--indicating the number of outstanding shares, if any, of APS that such Existing Holder desires to sell if the Applicable Rate for the next Rate Period shall be less than the rate per annum then specified by such Existing Holder, and/or

            (iii) "Sell Order"--indicating the number of outstanding shares, if any, of APS that such Existing Holder offers to sell without regard to the Applicable Rate for the next Rate Period;

      and

      (b) Broker-Dealers shall contact prospective purchasers of APS (each such prospective purchaser is herein referred to as a "Potential Holder," and the term Potential Holder includes an Existing Holder with respect to an offer by such Existing Holder to purchase additional shares) by telephone or otherwise to determine whether such Potential Holders desire to submit Bids, in which Potential Holders will indicate the number of APS that they offer to purchase if the Applicable Rate for the next Rate Period is not less than the rate per annum specified in such Bids.

The communication to a Broker-Dealer of the foregoing information is herein referred to as an "Order" and collectively as "Orders." An Existing Holder or a Potential Holder placing an Order is herein referred to as a "Bidder" and collectively as "Bidders."

      An Existing Holder may submit different types of Orders in an Auction with respect to APS then held by such Existing Holder. An Existing Holder that offers to purchase additional APS is, for purposes of such offer, treated as a Potential Holder. For information concerning the priority given to different types of Orders placed by Existing Holders, see "Submission of Orders by Broker-Dealers to Auction Agent" below.

      Any Bid specifying a rate higher than the Maximum Rate (as defined below) will (i) be treated as a Sell Order if submitted by an Existing Holder and (ii) not be accepted if submitted by a Potential Holder. Accordingly, the Auction Procedures establish the Maximum Rate as a maximum rate per annum that can result from an Auction. See "Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" and "Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares" below.

      As used herein, "Maximum Rate," when used with respect to APS on an Auction Date, means:

      (i) in the case of any Auction Date which is not the Auction Date immediately prior to the first day of any proposed Special Dividend Period, the product of (1) the "AA" Composite Commercial Paper Rate on such Auction Date for the next Rate Period and (2) the Applicable Percentage on such Auction Date, unless the APS has or had a Special Dividend Period (other than a Special Dividend Period of 28 days or less) and an Auction at which Sufficient Clearing Bids existed has not yet occurred for a Minimum Dividend Period after such Special Dividend Period, in which case the higher of:

            (A) the dividend rate on the APS for the then-ending Rate Period, and

            (B) the product of (x) the higher of (I) the "AA" Composite Commercial Paper Rate on such Auction Date for the then-ending Rate Period, if such Rate Period is less than one year, or the Treasury Rate on such Auction Date for such Rate Period, if such Rate Period is one year or greater, and (II) the "AA" Composite Commercial Paper Rate on such Auction Date for such Special Dividend Period, if such Special Dividend Period is less than one year, or the Treasury Rate on such Auction Date for such Special Dividend Period, if such Special Dividend Period is one year or greater and (y) the Applicable Percentage on such Auction Date; or

      (ii) in the case of any Auction Date which is the Auction Date immediately prior to the first day of any proposed Special Dividend Period of more than 28 days, the product of (1) the highest of (x) the "AA" Composite Commercial Paper Rate on such Auction Date for the then-ending Rate Period, if such Rate Period is less than one year, or the Treasury Rate on such Auction Date for such Rate Period, if such Rate Period is one year or greater, (y) the "AA" Composite Commercial Paper Rate on such Auction Date for the Special Dividend Period for which the Auction is being held, if such Special Dividend Period is less than one year, or the Treasury Rate on such Auction Date for the Special Dividend Period for which the Auction is being held, if such Special Dividend Period is one year or greater, and (z) the "AA" Composite Commercial Paper Rate on such Auction Date for the Minimum Dividend Period and (2) the Applicable Percentage on such Auction Date.

      The applicable "AA" Composite Commercial Paper Rates and Treasury Rates will be the rates announced on such Auction Date for the Business Day immediately prior to such Auction Date.

      The "Applicable Percentage," for APS on any Auction Date, will be a percentage, determined as set forth below, based on the prevailing rating of APS in effect at the close of business on the Business Day next preceding such Auction Date:

                                                          Applicable
                  Prevailing Rating                       Percentage
                  -----------------                       ----------

                  "aa3" /AA- or higher...............        110%

                  "a3" / A- .........................        125%

                  "baa3" / BBB- .....................        150%

                  "ba3" / BB- .......................        200%

                  Below "ba3" / BB- .................        250%

provided, however, that in the event the Acquiring Fund has notified the Auction Agent of its intent to allocate income taxable for federal income tax purposes to the APS prior to the Auction establishing the Applicable Rate for such shares, the Applicable Percentage in the foregoing table shall be divided by the greater of (i) the quantity 1 minus the maximum marginal regular federal individual income tax rate applicable to ordinary income or (ii) the maximum marginal regular federal corporate income tax rate, provided that the Applicable Percentage shall be divided in the foregoing manner only to the extent that the portion of the dividend on the APS for such Rate Period that represents the allocation of taxable income to such APS. If the APS are rated by only one rating agency, such rating will be the prevailing rating.

      For purposes of this determination, the "prevailing rating" of APS shall be (i) "aa3"/AA- or higher if the APS have a rating of "aa3 or better by Moody's and AA- or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (ii) if not "aa3"/AA- or higher, then "a3"/A- if the APS have a rating of "a3" or better by Moody's and A- or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (iii) if not "aa3"/AA- or higher or "a3"/A-, then "baa3"/BBB- if the APS have a rating of "baa3" or better by Moody's and BBB- or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (iv) if not "aa3"/AA- or higher, "a3"/A- or "baa3"/BBB-, then "ba3/BB- if the APS have a rating of "ba3" or better by Moody's and BB- or better by S&P or the equivalent of such ratings by such agencies or substitute rating agency or substitute rating agencies selected as provided below, and (v) if not "aa3"/AA- or higher, "a3"/A-, "baa3"/BBB-, or "ba3"/BB-, then Below "ba3"/BB-; provided, however, that if the APS are rated by only one rating agency, the prevailing rating shall be determined without reference to the rating of any other rating agency. The Acquiring Fund will take all reasonable action necessary to enable either S&P or Moody's to provide a rating for the APS. If neither S&P nor Moody's shall make such a rating available, the Broker-Dealers shall select at least one nationally recognized statistical rating organization (as that term is used in the rules and regulations of the SEC under the Securities and Exchange Act of 1934) to act as a substitute rating agency in respect of the APS, and the Acquiring Fund shall take all reasonable action to enable such rating agency to provide a rating for the APS.

      If any Order or Orders covering all of the Outstanding APS held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline, either because a Broker-Dealer failed to contact such Existing Holder or otherwise, the Auction Agent shall deem a Hold Order to have been submitted on behalf of such Existing Holder covering the number of outstanding APS held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

      Neither the Acquiring Fund nor any affiliate thereof may submit an Order in any Auction, except that any Broker Dealer that is an affiliate of the Fund may submit Orders in an Auction, but only if such Orders are not for its own account.

Submission of Orders by Broker-Dealers to Auction Agent

      Prior to 1:30 p.m., New York City time, on each Auction Date, or such other time on the Auction Date specified by the Auction Agent (the "Submission Deadline"), each Broker-Dealer will submit to the Auction Agent in writing all Orders obtained by it for the Auction to be conducted on such Auction Date. Any Order submitted by a Broker-Dealer to the Auction Agent prior to the Submission Deadline on any Auction Date shall be irrevocable.

      If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent will round such rate to the next highest one-thousandth (.001) of 1%.

      If any Existing Holder submits through a Broker-Dealer to the Auction Agent one or more Orders covering in the aggregate more than the number of Outstanding APS subject to such Auction held by such Existing Holder, such Orders will be considered valid in the following order of priority:

      (a) all Hold Orders will be considered valid, but only up to and including in the aggregate the number of APS held by such Existing Holder;

      (b) (i) any Bid will be considered valid up to and including the excess of the number of Outstanding APS held by such Existing Holder over the number of APS subject to any Hold Orders referred to in clause
            (a) above;

            (ii) subject to subclause (i), if more than one Bid with the same rate is submitted on behalf of such Existing Holder and the number of APS subject to such Bids is greater than such excess, such Bids will be considered valid up to and including the amount of such excess, and the number of APS subject to each Bid with the same rate will be reduced pro rata to cover the number of APS equal to such excess;

            (iii) subject to subclauses (i) and (ii), if more than one Bid with different rates is submitted on behalf of such Existing Holder, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

            (iv) in any such event, the number, if any, of such shares subject to Bids not valid under this clause (b) will be treated as the subject of a Bid by a Potential Holder at the rate specified therein; and

      (c) all Sell Orders will be considered valid up to and including the excess of the number of Outstanding APS held by such Existing Holder over the sum of APS subject to valid Hold Orders referred to in clause (a) above and valid Bids by such Existing Holder referred to in clause (b) above.

      If more than one Bid is submitted on behalf of any Potential Holder, each Bid submitted will be a separate Bid with the rate and number of shares therein specified.

Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate

      Not earlier than the Submission Deadline on each Auction Date, the Auction Agent will assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers (each such Hold Order, Bid or Sell Order as submitted or deemed submitted by a Broker-Dealer being herein referred to as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order") and will determine the excess of the number of Outstanding APS over the number of Outstanding APS subject to Submitted Hold Orders (such excess being herein referred to as the "Available APS") and whether Sufficient Clearing Bids have been made in the Auction. "Sufficient Clearing Bids" will have been made if the number of Outstanding APS that are the subject of Submitted Bids by Potential Holders specifying rates not higher than the Maximum Rate equals or exceeds the number of Outstanding shares that are the subject of Submitted Sell Orders (including the number of shares subject to Bids by Existing Holders specifying rates higher than the Maximum Rate).

      If Sufficient Clearing Bids have been made, the Auction Agent will determine the lowest rate specified in the Submitted Bids (the "Winning Bid Rate") which, taking into account the rates in the Submitted Bids of Existing Holders, would result in Existing Holders continuing to hold an aggregate number of Outstanding APS which, when added to the number of Outstanding APS to be purchased by Potential Holders, based on the rates in their Submitted Bids, would equal not less than the Available APS. In such event, the Winning Bid Rate will be the Applicable Rate for the next Rate Period for all the APS.

      If Sufficient Clearing Bids have not been made (other than because all of the Outstanding APS are subject to Submitted Hold Orders), the Applicable Rate for the next Rate Period, which shall be a Minimum Dividend Period, for all the APS will be equal to the Maximum Rate. If Sufficient Clearing Bids have not been made, Existing Holders that have submitted Sell Orders may not be able to sell in the Auction all APS subject to such Submitted Sell Orders but will continue to own APS for the next Rate Period, dividends for which may include taxable income. See "The Auction-Auction Dates; Advance Notice of Allocation of Taxable Income" above and "The Auction-Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares" below.

      If all of the Outstanding APS are subject to Submitted Hold Orders, the Applicable Rate for the next Rate Period for all APS will be the product of (i)
(1) the "AA" Composite Commercial Paper Rate on such Auction Date for such Rate Period, if such Rate Period is less than one year or (2) the Treasury Rate on such Auction Date for such Rate Period, if such Rate Period is one year or greater and (ii) 1 minus the maximum marginal regular federal individual income tax rate applicable to ordinary income or the maximum marginal regular federal corporate income tax rate, whichever is greater; provided, however, that if the Fund has notified the Auction Agent of its intent to allocate to APS in such Rate Period any net capital gains or other income that is taxable for federal income tax purposes, the Applicable Rate in respect of that portion of the dividend on APS for such Rate Period that represents the allocation of net capital gains or other income that is taxable for federal income tax purposes will be the rate described in the preceding clause (i) (1) or (2), as applicable, without being multiplied by the factor set forth in the preceding clause (ii). In calculating the "AA" Composite Commercial Paper Rate and the Treasury Rate for such purpose, the rates used will be the rates or yields specified in the applicable definitions of "AA" Composite Commercial Paper Rate and "Treasury Rate" set forth under "Description of APS--Dividends-Determination of Dividend Rate."

Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares

      Based on the determinations made under "Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" above and, subject to the discretion of the Auction Agent to round and allocate certain shares as described below, Submitted Bids and Submitted Sell Orders will be accepted or rejected in the order of priority set forth in the Auction Procedures, with the result that Existing Holders and Potential Holders of APS will sell, continue to hold and/or purchase APS as set forth below. Existing Holders that submitted or were deemed to have submitted Hold Orders will continue to hold the APS subject to such Hold Orders.

      If Sufficient Clearing Bids have been made:

      (a) Each Existing Holder that placed a Submitted Sell Order or Submitted Bid specifying any rate higher than the Winning Bid Rate will sell the Outstanding APS subject to such Submitted Sell Order or Submitted Bid;

      (b) Each Existing Holder that placed a Submitted Bid specifying a rate lower than the Winning Bid Rate will continue to hold the Outstanding APS subject to such Submitted Bid;

      (c) Each Potential Holder that placed a Submitted Bid specifying a rate lower than the Winning Bid Rate will purchase the number of Outstanding APS subject to such Submitted Bid;

      (d) Each Existing Holder that placed a Submitted Bid specifying a rate equal to the Winning Bid Rate will continue to hold the APS subject to such Submitted Bid, unless the number of Outstanding APS subject to all such Submitted Bids is greater than the number of APS in excess of the Available APS over the number of APS accounted for in clauses (b) and (c) above, in which event each Existing Holder with such a Submitted Bid will continue to hold a number of Outstanding APS subject to such Submitted Bid determined on a pro rata basis based on the number of Outstanding APS subject to all such Submitted Bids by such Existing Holders; and

      (e) Each Potential Holder that placed a Submitted Bid specifying a rate equal to the Winning Bid Rate will purchase any Available APS not accounted for in clauses (b) through (d) above on a pro rata basis based on the Outstanding APS subject to all such Submitted Bids.

      If Sufficient Clearing Bids have not been made (unless this results because all Outstanding APS are subject to Submitted Hold Orders):

      (a) Each Existing Holder that placed a Submitted Bid specifying a rate equal to or lower than the Maximum Rate will continue to hold the Outstanding APS subject to such Submitted Bid;

      (b) Each Potential Holder that placed a Submitted Bid specifying a rate equal to or lower than the Maximum Rate will purchase the number of Outstanding APS subject to such Submitted Bid; and

      (c) Each Existing Holder that placed a Submitted Bid specifying a rate higher than the Maximum Rate or a Submitted Sell Order will sell a number of APS determined on a pro rata basis based on the number of Outstanding APS subject to all such Submitted Bids and Submitted Sell Orders.

      If, as a result of the pro rata allocation described in clauses (d) or (e) of the second preceding paragraph or clause (c) of the next preceding paragraph, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of APS, the Auction Agent will, in such manner as, in its sole discretion, determine, round up or down to the nearest whole share the number of APS being sold or purchased on such Auction Date so that the number of shares sold or purchased by each Existing Holder or Potential Holder will be whole shares of APS. If as a result of the pro rata allocation described in clause (e) of the second preceding paragraph, any Potential Holder would be entitled or required to purchase less than a whole share of APS, the Auction Agent, in such manner as, in its sole discretion, will determine, allocate APS for purchase among Potential Holders so that only whole shares of APS are purchased by any such Potential Holder, even if such allocation results in one or more of such Potential Holders not purchasing APS.

Notification of Results; Settlement

      The Auction Agent will advise each Broker-Dealer that submitted an Order of the Applicable Rate for the next Rate Period and, if the Order was a Bid or Sell Order, whether such Bid or Sell Order was accepted or rejected, in whole or in part, by telephone by approximately 3:00 P.M., New York City time, on each Auction Date. Each Broker-Dealer that submitted an Order on behalf of a Bidder will then advise such Bidder of the Applicable Rate for the next Rate Period and, if such Order was a Bid or a Sell Order, whether such Bid or Sell Order was accepted or rejected, in whole or in part, will confirm purchases and sales with each Bidder purchasing or selling APS as a result of the Auction and will advise each Bidder purchasing or selling APS as a result of the Auction to give instructions to its Agent Member of the Securities Depository to pay the purchase price against delivery of such shares or to deliver such shares against payment therefor, as appropriate. The Auction Agent will record each transfer of APS on the registry of Existing Holders to be maintained by the Auction Agent. See "-- General" above.

      In accordance with the Securities Depository's normal procedures, on the Business Day after the Auction Date, the transactions described above will be executed through the Securities Depository and the accounts of the respective Agent Members at the Securities Depository will be debited and credited and shares delivered as necessary to effect the purchases and sales of APS as determined in the Auction. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery through their Agent Members; the Securities Depository will make payment in accordance with its normal procedures, which now provide for payment against delivery by their Agent Members in same-day funds.

      If any Existing Holder selling APS in an Auction fails to deliver such shares, the Broker-Dealer of any person that was to have purchased APS in such Auction may deliver to such person a number of whole shares of APS that is less than the number of shares that otherwise was to be purchased by such person. In such event, the number of APS to be so delivered shall be determined by such Broker-Dealer. Delivery of such lesser number of shares shall constitute good delivery.

Concerning the Auction Agent

      The Auction Agent is acting as agent for the Fund in connection with Auctions. In the absence of bad faith or negligence on its part, the Auction Agent will not be liable for any action taken, suffered, or omitted or for any error of judg-ment made by it in the performance of its duties under the Auction Agency Agreement and will not be liable for any error of judgment made in good faith unless the Auction Agent will have been negligent in ascertaining the pertinent facts.

      The Auction Agent may terminate the Auction Agency Agreement upon notice to the Fund on a date no earlier than 100 days after such notice. If the Auction Agent should resign, the Fund will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement. The Fund may remove the Auction Agent provided that prior to such removal the Fund shall have entered into such an agreement with a successor Auction Agent.

Broker-Dealers

      The Auction Agent after each Auction for APS will pay to each Broker-Dealer, from funds provided by the Acquiring Fund, a service charge at the annual rate of .25 of 1% in the case of any Auction immediately preceding a Rate Period of less than one year, or a percentage agreed to by the Fund and the Broker-Dealers in the case of any Auction immediately preceding a Rate Period of one year or longer, of the purchase price of APS placed by such Broker-Dealer at such Auction. For the purposes of the preceding sentence, APS will be placed by a Broker-Dealer if such shares were (i) the subject of Hold Orders deemed to have been made by Existing Holders and were acquired by such Existing Holders through such Broker-Dealer or (ii) the subject of an Order submitted by such Broker-Dealer that is (A) a Submitted Bid of an Existing Holder that resulted in such Existing Holder continuing to hold such shares as a result of the Auction or (B) a Submitted Bid of a Potential Holder that resulted in such Potential Holder purchasing such shares as a result of the Auction or (C) a valid Hold Order.

      The Acquiring Fund may request the Auction Agent to terminate one or more Broker-Dealer Agreements at any time, provided that at least one Broker-Dealer Agreement is in effect after such termination.

      The Broker-Dealer Agreements provide that a Broker-Dealer (other than an affiliate of the Fund) may submit Orders in Auctions for its own account, unless the Fund notifies all Broker-Dealers that they may no longer do so, in which case Broker-Dealers may continue to submit Hold Orders and Sell Orders for their own accounts. Any Broker-Dealer that is an affiliate of the Fund may submit Orders in Auctions, but only if such Orders are not for its own account. If a Broker-Dealer submits an Order for its own account in any Auction, it might have an advantage over other Bidders because it would have knowledge of Orders placed through it in that Auction; such Broker-Dealer, however, would not have knowledge of Orders submitted by other Broker-Dealers in that Auction.

      The Broker-Dealers may maintain a secondary trading market in the APS outside of Auctions. They have no obligation to do so, however, and there can be no assurance that a secondary market for the APS will develop or, if it does develop, that it will provide holders with liquidity of investment. The APS will not be registered on any stock exchange or on the National Association of Securities Dealers Automated Quotation system.

Dividends

      General. The holders of APS will be entitled to receive, when, as and if declared by the Board of Trustees of the Acquiring Fund, out of funds legally available therefor, cumulative cash dividends at the Applicable Rate per annum thereof, determined as set forth below under "Determination of Dividend Rate," and no more (except as otherwise provided below under "Additional Dividends"), payable on the respective dates determined as set forth below.


      Dividends on the APS shall accumulate at the Applicable Rate per annum from the Date of Original Issue and, except as provided below, shall be payable on the first Business Day of each calendar month thereafter, provided that in any calendar month in which an Auction Date is scheduled to occur, dividends shall be payable on the first Business Day next succeeding such Auction Date, subject to certain exceptions. After the Initial Dividend Period, the Fund, subject to certain conditions, may designate any Subsequent Dividend Period as a Special Dividend Period which shall be such number of consecutive days or whole years as the Board of Trustees shall specify, subject to certain conditions. The APS are redeemable by the Fund as described herein.

      If the Acquiring Fund designates any Subsequent Dividend Period as a Special Dividend Period, dividends will be payable: (i) with respect to a Special Dividend Period of less than 35 days, the day after the last day thereof and (ii) with respect to a Special Dividend Period of 35 days or more, the first Business Day of each calendar month thereafter, provided that in any calendar month in which an Auction Date is scheduled to occur, dividends shall be payable on the first Business Day next succeeding such Auction Date.

      After any Special Dividend Period, dividends on APS shall be payable, except as described below, as provided in the second preceding paragraph above, subject to the option of the Fund to further designate from time to time any Subsequent Dividend Period thereof as a Special Dividend Period.

      In the case of dividends that would be payable as set forth above, if (i) the Sunday, Monday or Tuesday that would otherwise be the Dividend Payment Date is not a Business Day, then dividends shall be payable on the first Business Day that falls after such Sunday, Monday or Tuesday, or (ii) the Wednesday, Thursday, Friday or Saturday that would otherwise be the Dividend Payment Date is not a Business Day, then dividends shall be payable on the first Business Day that falls prior to such Wednesday, Thursday, Friday or Saturday.

      Each dividend on the APS will be paid on the Dividend Payment Date therefor to the Securities Depository to pay to the holders of record as their names appear on the registry of Existing Holders of the Securities Depository on the Business Day next preceding such Dividend Payment Date. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the holders as their names appear on the share books of the Fund on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Trustees of the Acquiring Fund.

      The Securities Depository, in accordance with its current procedures, is expected to credit on each Dividend Payment Date dividends received from the Fund to the accounts of the respective Agent Members in next-day funds. Each of the initial Broker-Dealers, however, has represented to the Fund that such Broker-Dealer (or if such Broker-Dealer does not act as Agent Member, one of its affiliates) will make such dividend payments available in same-day funds on each Dividend Payment Date to customers that use such Broker-Dealer or affiliate as Agent Member. A holder of APS that does not use one of the initial Broker-Dealers or an affiliate thereof as its Agent Member should contact the Agent Member used by such holder to determine whether such Agent Member will make dividend payments available to such holder in next-day or same-day funds. If any Agent Member does not make such dividends available in same-day funds to a holder, such holder who uses such Agent Member would not have same-day funds available to it until the next Business Day, which, in the case of dividends payable on a Friday, would be the following Monday if it is a Business Day.

      Determination of Dividend Rate. The dividend rate on APS during the period from and after the Date of Original Issue thereof to and including the last day of the Initial Dividend Period therefor will be equal to the rate per annum set forth on the inside cover page of this Prospectus. For each Subsequent Dividend Period of APS Outstanding thereafter, the dividend rate will be equal to the rate per annum, except as provided below, that results from an Auction on the Auction Date next preceding such Subsequent Dividend Period.

      If an Auction for any Subsequent Dividend Period of APS is not held for any reason or if the Acquiring Fund fails to pay in a timely manner to the Auction Agent the full amount of any dividend on, or Redemption Price of, any APS and such failure has not been cured as set forth below prior to any succeeding Subsequent Dividend Period thereof, the dividend rate for any such Subsequent Dividend Period will be, subject to the next succeeding paragraph, the Maximum Rate for the APS on the Auction Date for such Subsequent Dividend Period.

      If the Acquiring Fund fails to pay in a timely manner to the Auction Agent the full amount of any dividend on, or the Redemption Price of, any APS during any Rate Period thereof, and, prior to 12:00 Noon on the third Business Day next succeeding the date on which such failure occurred, such failure shall not have been cured in accordance with the next succeeding paragraph or the Fund shall not have paid to the Auction Agent a late charge equal to the sum of (1) if such failure consisted of the failure timely to pay to the Auction Agent the full amount of dividends with respect to any Dividend Period on the APS, an amount computed by multiplying (x) 200% of the "AA" Composite Commercial Paper Rate (or Treasury Rate, if applicable) for the Rate Period during which such failure occurs on the Dividend Payment Date for such Dividend

Period by (y) a fraction, the numerator of which shall be the number of days for which such failure has not been cured in accordance with the second succeeding paragraph (including the day such failure occurs and excluding the day such failure is cured) and the denominator of which shall be 365, and applying the rate obtained against the aggregate liquidation preference of the Outstanding APS and (2) if such failure consisted of the failure timely to pay to the Auction Agent the Redemption Price of the APS, if any, for which notice of redemption has been given by the Fund, an amount computed by multiplying (x) 200% of the "AA" Composite Commercial Paper Rate (or Treasury Rate, if applicable) for the Rate Period during which such failure occurs on the redemption date by (y) a fraction, the numerator of which shall be the number of days for which such failure is not cured in accordance with the second succeeding paragraph (including the day such failure occurs and excluding the day such failure is cured) and the denominator of which shall be 365, and applying the rate obtained against the aggregate liquidation preference of the Outstanding APS to be redeemed, then Auctions will be suspended until such failure is so cured and the dividend rate for APS for each Subsequent Dividend Period thereof commencing after such failure to and including the Subsequent Dividend Period, if any, during which such failure is so cured shall be a rate per annum equal to the Maximum Rate on the Auction Date for each such Subsequent Dividend Period (but with the prevailing rating for such shares, for purposes of determining such Maximum Rate, being deemed to be "Below "ba3"/BB-").

      Any such failure with respect to APS shall have been cured (if such failure is not solely due to the willful failure of the Fund to make the required payment to the Auction Agent) with respect to any Rate Period if, not later than 12:00 Noon on the fourth Business Day preceding the Auction Date for the Rate Period subsequent to such Rate Period, the Fund shall have paid to the Auction Agent (i) all accumulated and unpaid dividends on the APS and (ii) without duplication, the Redemption Price for the APS, if any, for which notice of redemption has been given by the Fund.

      For the purposes of the foregoing, " `AA' Composite Commercial Paper Rate," on any date for any Rate Period, means:

            (i) (A) in the case of any Minimum Dividend Period or any Rate Period of between 7 and 28 Rate Period Days, the interest equivalent of the 30-day rate; provided, however, in the case of any Minimum Dividend Period of 7 days or any Rate Period with 7 Rate Period Days, and if the "AA" Composite Commercial Paper Rate is being used to determine the Applicable Rate when all of the Outstanding APS are subject to Submitted Hold Orders, then the interest equivalent of the 7-day rate, and (B) in the case of any Rate Period with more than 28 Rate Period Days, the interest equivalent of the 180-day rate, on commercial paper placed on behalf of issuers whose corporate bonds are rated "AA" by S&P or the equivalent of such rating by S&P or another rating agency, as made available on a discount basis or otherwise by the Federal Reserve Bank of New York for the Business Day immediately preceding such date; or

            (ii) in the event that the Federal Reserve Bank of New York does not make available any such rate, then the arithmetic average of such rates, as quoted on a discount basis or otherwise, by the Commercial Paper Dealers to the Auction Agent for the close of business on the Business Day next preceding such date.

If any Commercial Paper Dealer does not quote a rate required to determine the "AA" Composite Commercial Paper Rate, the "AA" Composite Commercial Paper Rate shall be determined on the basis of the quotation or quotations furnished by the remaining Commercial Paper Dealer or Commercial Paper Dealers and any Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers selected by the Fund to provide such rate or rates not being supplied by any Commercial Paper Dealer or Commercial Paper Dealers, as the case may be, or, if the Fund does not select any such Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers, by the remaining Commercial Paper Dealer or Commercial Paper Dealers. For purposes of this definition, the "interest equivalent" of a rate stated on a discount basis (a "discount rate") for commercial paper of a given days' maturity shall be equal to the quotient (rounded upwards to the next higher one-thousandth (.001) of 1%) of (A) the discount rate divided by (B) the difference between (x) 1.00 and (y) a fraction the numerator of which shall be the product of the discount rate times the number of days in which such commercial paper matures and the denominator of which shall be 360. As used herein, "Commercial Paper Dealers" means Goldman Sachs Money Markets, L.P., Lehman Commercial Paper Incorporated, Merrill Lynch, Pierce Fenner & Smith Incorporated and Smith Barney, Harris Upham & Co. Incorporated or, in lieu of any thereof, their respective affiliates or successors, if such entity is a commercial paper dealer. As used herein, "Substitute Commercial Paper Dealer" means The

First Boston Company and Morgan Stanley & Co. Incorporated or their respective affiliates or successors, if such entity is a commercial paper dealer, provided that none of such entities shall be a Commercial Paper Dealer.

      For the purposes of the foregoing, "Treasury Rate," on any date for any Rate Period, means:

            (i) the yield on the most recently auctioned non-callable direct obligations of the U.S. Government (excluding "flower" bonds) with a remaining maturity within three months of the duration of such Rate Period, as quoted in The Wall Street Journal on such date for the Business Day next preceding such date; or

            (ii) in the event that any such rate is not published by The Wall Street Journal, then the arithmetic average of the yields (expressed as an interest equivalent in the case of a Rate Period which is one year or less and expressed as a bond equivalent in the case of any longer Rate Period) on the most recently auctioned non-callable direct obligations of the U.S. Government (excluding "flower" bonds) with a remaining maturity within three months of the duration of such Rate Period as quoted on a discount basis or otherwise by the U.S. Government Securities Dealers to the Auction Agent for the close of business on the Business Day immediately preceding such date.

If any U.S. Government Securities Dealer does not quote a rate required to determine the Treasury Rate, the Treasury Rate shall be determined on the basis of the quotation or quotations furnished by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers and any Substitute U.S. Government Securities Dealers selected by the Fund to provide such rate or rates not being supplied by any U.S. Government Securities Dealer or U.S. Government Securities Dealers, as the case may be, or, if the Fund does not select any such Substitute U.S. Government Securities Dealer or Substitute U.S. Government Securities Dealers, by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers. As used herein, "U.S. Government Securities Dealer" means Goldman, Sachs & Co., Smith Barney, Harris Upham & Co. Incorporated and Morgan Guaranty Trust Company of New York or their respective affiliates or successors, if such entity is a U.S. Government securities dealer. As used herein, "Substitute U.S. Government Securities Dealer" shall mean The First Boston Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated or their respective affiliates or successors, if such entity is a U.S. Government securities dealer, provided that none of such entities shall be a U.S. Government Securities Dealer.

      Except as set forth in the next sentence, no dividends shall be declared or paid or set apart for payment on the shares of any class or series of shares of beneficial interest ranking, as to the payment of dividends, on a parity with the APS for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the APS through its most recent Dividend Payment Date. When dividends are not paid in full upon the APS through their most recent respective Dividend Payment Dates or upon the shares of any other class or series of shares of beneficial interest ranking on a parity as to the payment of dividends with the APS through their most recent respective dividend payment dates, all dividends declared upon the APS and any other such class or series of shares of beneficial interest ranking on a parity as to the payment of dividends with the APS shall be declared pro rata so that the amount of dividends declared per share on the APS and such other class or series of shares shall in all cases bear to each other the same ratio that accumulated dividends per share on the APS and such other class or series of shares of beneficial interest bear to each other (for purposes of this sentence, the amount of dividends declared per share shall be based on the Applicable Rate for such shares for the Dividend Periods during which dividends were not paid in full). Holders of the APS shall not be entitled to any dividend, whether payable in cash, property or capital shares, in excess of full cumulative dividends, as herein provided, on the APS. No interest, or sum of money in lieu of interest, will be payable in respect of any dividend payment or payments on the APS which may be in arrears, and, except as otherwise provided herein, no additional sum of money will be payable in respect of any such arrearage.

      The amount of dividends per share payable on APS on any date on which dividends shall be payable on APS shall be computed by multiplying the respective Applicable Rate in effect for such Dividend Period or Dividend Periods or part thereof for which dividends have not been paid by a fraction, the numerator of which shall be the number of days in such Dividend Period or Dividend Periods or part thereof and the denominator of which shall be 365 if such Dividend Period is a Rate Period of less than 1 year and 360 for all other Rate Periods, and applying the rate obtained against $50,000. Any dividend payment made on the APS shall first be credited against the earliest accumulated but unpaid dividends due with respect to such APS.

      Designation of Special Dividend Periods. The Acquiring Fund, at its option, may designate any succeeding Subsequent Dividend Period of APS as a Special Dividend Period which shall consist of such number of days or whole years as the Board of Trustees shall specify; provided, however, that such designation shall be effective only if (i) notice thereof shall have been given as provided herein, (ii) any failure to pay in a timely manner to the Auction Agent the full amount of any dividend on, or the Redemption Price of, APS shall have been cured as set forth above under "Dividends-Determination of Dividend Rate," (iii) Sufficient Clearing Bids shall have existed in an Auction held on the Auction Date immediately preceding the first day of such proposed Special Dividend Period, (iv) if the Fund shall have mailed a notice of redemption with respect to any shares, as described under "Redemption-Notice of Redemption" below, the Redemption Price with respect to such shares shall have been deposited with the Auction Agent, and (v) in the event the Fund wishes to designate any succeeding Subsequent Dividend Period as a Special Dividend Period consisting of more than 28 days, the Fund has received written confirmation from S&P (if S&P is then rating the APS) and Moody's (if Moody's is then rating the APS) that such designation would not affect the rating then assigned by S&P.

      If the Acquiring Fund proposes to designate any succeeding Subsequent Dividend Period of APS as a Special Dividend Period of more than 28 days, not less than 20 nor more than 30 days prior to the date the Fund proposes to designate as the first day of such Special Dividend Period (which shall be such day that would otherwise be the first day of a Minimum Dividend Period), notice shall be (i) published or caused to be published by the Fund in a newspaper of general circulation to the financial community in the City of New York, New York, which carries financial news, and (ii) communicated by the Fund by telephonic or other means to the Auction Agent and confirmed in writing promptly thereafter. Each such notice shall state (A) that the Fund may exercise its option to designate a succeeding Subsequent Dividend Period of APS as a Special Dividend Period, specifying the first day thereof and (B) that the Fund will by 11:00 A.M., New York City time, on the second Business Day next preceding such date notify the Auction Agent, who will promptly notify the Broker-Dealers, of either (x) its determination, subject to certain conditions, to exercise such option, in which case the Fund shall specify the Special Dividend Period designated and the terms of the Specific Redemption Provisions, if any, or (y) its determination not to exercise such option.

      No later than 11:00 A.M., New York City time, on the second Business Day next preceding the first day of any proposed Special Dividend Period, the Fund shall deliver to the Auction Agent, who will promptly deliver to the Broker-Dealers, either:

            (i) a notice stating (A) that the Fund has determined to designate the next succeeding Rate Period as a Special Dividend Period, specifying the same and the first day thereof, (B) the Auction Date immediately prior to the first day of such Special Dividend Period,
            (C) the terms of the Specific Redemption Provisions, if any, (D) that such Special Dividend Period shall not commence if (1) on such Auction Date Sufficient Clearing Bids shall not exist (in which case the succeeding Rate Period shall be a Minimum Dividend Period) or
            (2) the Fund shall have failed to pay in a timely manner to the Auction Agent the full amount of any dividend on, or the Redemption Price of, APS, as set forth above under "Dividends-Determination of Dividend Rate," prior to the first day of such Special Dividend Period with respect to the APS and (E) the scheduled Dividend Payment Dates during such Special Dividend Period; provided, that, if the proposed Special Dividend Period consists of more than 28 days, such notice will be accompanied by an APS Basic Maintenance Report showing that, as of the third Business Day next preceding such proposed Special Dividend Period, (1) Moody's Eligible Assets, assuming for purposes of calculating Moody's Eligible Assets in connection with an APS Basic Maintenance Report required to be prepared pursuant to the APS Provisions, a Moody's Exposure Period of "eight weeks or less but greater than seven weeks" (if Moody's is then rating the APS) and (2) S&P Eligible Assets (if S&P is then rating the APS) each at least equal to APS Basic Maintenance Amount as of such Business Day (assuming for purposes of the foregoing calculation that the Maximum Rate is the Maximum Rate on such Business Day as if such Business Day were the Auction Date for the proposed Special Dividend Period); or

            (ii) a notice stating that the Fund has determined not to exercise its option to designate a Special Dividend Period and that the next succeeding Rate Period shall be a Minimum Dividend Period.

If the Fund fails to deliver either such notice with respect to any designation of any proposed Special Dividend Period to the Auction Agent by 11:00 A.M., New York City time, on the second Business Day next preceding the first day of such proposed Special Dividend Period, the Fund shall be deemed to have delivered a notice to the Auction Agent with respect to such Special Dividend Period to the effect set forth in clause (ii) above.

      Restrictions on Dividends and Other Payments. Under the 1940 Act, the Acquiring Fund may not declare dividends (other than dividends payable in Common Shares) or other distributions with respect to Common Shares or purchase any such shares if, at the time of the declaration or purchase, as applicable (and after giving effect thereto), asset coverage (as defined in and determined pursuant to the 1940 Act) with respect to the outstanding Preferred Shares, including the APS, would be less than 200% (or such other percentage as may in the future be required by law). Based upon the Acquiring Fund's portfolio as of
[      ] and assuming the issuance of the APS in connection with the
Reorganization, asset coverage with respect to the Acquiring Fund APS would be
approximately [   ]%.

      In addition, for so long as any of the APS are outstanding, except as otherwise set forth herein, (A) the Fund may not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Shares or other shares of beneficial interest, if any, ranking junior to the APS as to the payment of dividends and the distribution of assets upon liquidation) in respect of Common Shares or any other shares of beneficial interest of the Fund ranking junior to or on a parity with the APS as to the payment of dividends or the distribution of assets upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares of beneficial interest (except by conversion into or exchange for shares of beneficial interest of the Fund ranking junior to the APS as to the payment of dividends and the distribution of assets upon liquidation), or any such parity shares of beneficial interest (except by conversion into or exchange for capital shares of the Fund ranking junior to or on a parity with the APS as to payment of dividends and the distribution of assets upon liquidation), unless (1) full cumulative dividends on the APS through its most recently ended Dividend Period shall have been paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent and (2) the Fund has redeemed the full number of APS required to be redeemed by any provision for mandatory redemption contained in the APS Provisions, and (B) if either Moody's or S&P is rating the APS, the Fund may not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to the APS as to the payment of dividends and the distribution of assets upon liquidation) in respect of Common Shares or any other shares of the Fund ranking junior to the APS as to the payment of dividends or the distribution of assets upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any shares of Common Shares or any other such junior shares of beneficial interest (except by conversion into or exchange for shares of beneficial interest of the Fund ranking junior to the APS as to the payment of dividends or the distribution of assets upon liquidation), unless immediately after such transaction the Discounted Value of the Fund's assets would at least equal the APS Basic Maintenance Amount. See "Investment Objective and Policies-Rating Agency Guidelines," "Asset Maintenance" and "Redemption."

      Under the Code, the Acquiring Fund must, among other things, distribute at least 90% of its investment company taxable income and 90% of its net tax-exempt income each year in order to maintain its qualification for tax treatment as a regulated investment company. The foregoing limitations on dividends, distributions and purchases may in certain circumstances impair the Fund's ability to maintain such qualification. The Fund currently intends, however, to exercise its optional redemption rights to redeem a portion of the APS when necessary to preserve such qualification. See "Taxation."

      Additional Dividends. If the Acquiring Fund retroactively allocates any net capital gains or other income taxable for federal income tax purposes to the APS without having given advance notice thereof to the Auction Agent as described above under "The Auction-Auction Dates; Advance Notice of Allocation of Taxable Income" by reason of the fact that such allocation is made as a result of (i) the realization of net capital gains or other income taxable for federal income tax purposes, (ii) the redemption of all or a portion of the outstanding APS or (iii) the liquidation of the Fund (such allocation is referred to herein as a "Retroactive Taxable Allocation"), the Fund will simultaneously, if practicable, with such allocation but in no event later than 270 days after the end of the Fund's taxable year in which a Retroactive Taxable Allocation is made, provide notice thereof to the Auction Agent and to each holder of APS (initially Cede & Co. as nominee of DTC during such taxable year at such holder's address as the same appears or last appeared on the share books of the Fund. The Fund will, within 30 days after such notice is given to the Auction Agent, pay to the Auction Agent (who will then distribute to such holders of shares of APS), out of funds legally available therefor, an amount equal to the aggregate Additional Dividends (as defined below) with respect to all Retroactive Taxable Allocations made to such holders during the taxable year in question. See "Taxation."

      "Additional Dividends" means payment to a Holder of APS of an amount which, when taken together with the aggregate amount of Retroactive Taxable Allocations made to such Holder with respect to the taxable year in question, would cause such Holder's dividends in dollars (after federal income tax consequences as described below) from the aggregate of both the Retroactive Taxable Allocations and the Additional Dividends to be equal to the dollar amount of the dividends which would have been received by such Holder if the amount of the aggregate Retroactive Taxable Allocations would have been excludable from the gross income of such Holder. State taxes imposed on the Additional Dividends, however, may reduce the amount of after tax cash a holder would have had if there were no Retroactive Taxable Allocation. Such Additional Dividends shall be calculated (i) without consideration being given to the time value of money; (ii) assuming that no holder of APS is subject to the federal alternative minimum tax with respect to dividends received from the Fund; and
(iii) assuming that each Retroactive Taxable Allocation would be taxable in the hands of each holder of APS at the maximum marginal regular federal individual income tax rate applicable to ordinary income or net capital gains, as applicable, or the maximum marginal regular federal corporate income tax rate, whichever is greater, in effect during the taxable year in question.

Asset Maintenance

      1940 Act APS Asset Coverage. The Fund will be required under the APS Provisions to maintain, with respect to the APS, as of the last Business Day of each month in which any APS are outstanding, asset coverage of at least 200% with respect to senior securities which are stock, including APS (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common stock). If the Fund fails to maintain such asset coverage in accordance with the requirements of the rating agency or agencies then rating the APS ("1940 Act APS Asset Coverage") and such failure is not cured as of the last Business Day of the following month (the "1940 Act Cure Date"), the Fund will be required in certain circumstances to redeem certain of the APS. See "Redemption" below.

      APS Basic Maintenance Amount. So long as any APS are Outstanding, the Fund will be required under the APS Provisions to maintain as of each Business Day (a "Valuation Date") assets having in the aggregate a Discounted Value at least equal to the APS Basic Maintenance Amount established by the rating agency or agencies then rating the APS. If the Fund fails to meet such requirement on any Valuation Date and such failure is not cured on or before the third Business Day after such Valuation Date (the "APS Basic Maintenance Cure Date"), the Fund will be required in certain circumstances to redeem certain of the shares of APS. See "Redemption" below.

      The "APS Basic Maintenance Amount" as of any Valuation Date is defined as the dollar amount equal to the sum of:

            (A) (i) the product of the number of APS Outstanding on such date multiplied by $25,000;

            (ii) the aggregate amount of dividends that will have accumulated at the Applicable Rate (whether or not earned or declared) to (but not including) the first respective Dividend Payment Date for each of the APS Outstanding that follow such Valuation Date;

            (iii) the amount equal to the Projected Dividend Amount (based on the number of APS Outstanding on such date);

            (iv) the amount of anticipated Fund expenses for the 90 days subsequent to such Valuation Date;

            (v) the amount of the Fund's Maximum Potential Additional Dividends Liability as of such Valuation Date;

            (vi) the amount of any premium payable pursuant to a Premium Call Period; and

            (vii) any current liabilities as of such Valuation Date to the extent not reflected in any of (A) (i) through (A) (vi) (including, without limitation, any amounts described below as required to be treated as liabilities in connection with the Fund's transactions in futures and options and including any payables for municipal securities purchased as of such Valuation Date) less

            (B) either (i) the face value of any Fund assets irrevocably deposited by the Fund for the payment of any of (A) (i) through (A)
            (vii) if such assets mature prior to or on the date of payment of the liability for which such assets are deposited and are either securities issued or guaranteed by the United States Government or have a rating assigned by Moody's of P-1, VMIG-1 or MIG-1 (or, with respect to S&P, SP-l+ or A-1) or (ii) the Discounted Value of such assets.

For purposes of the foregoing, "Maximum Potential Additional Dividends Liability," as of any Valuation Date, means the aggregate amount of Additional Dividends that would be due if the Fund were to make Retroactive Taxable Allocations, with respect to any taxable year, estimated based upon dividends paid and the amount of undistributed realized net capital gains and other taxable income earned by the Fund, as of the end of the calendar month immediately preceding such Valuation Date, and assuming such Additional Dividends are fully taxable.

      For purposes of the APS Basic Maintenance Amount in connection with S&P's ratings of the APS, with respect to any transactions by the Fund in futures contracts, the Fund shall include as liabilities (i) 30% of the aggregate settlement value, as marked to market, of any outstanding futures contracts based on the Municipal Index which are owned by the Fund plus (ii) 25% of the aggregate settlement value, as marked to market, of any outstanding futures contracts based on Treasury Bonds which contracts are owned by the Fund. For purposes of the APS Basic Maintenance Amount in connection with Moody's rating of the APS, with respect to any transactions by the Fund in securities operations, the Fund shall include as liabilities (i) 10% of the exercise price of a call option written by the Fund and (ii) the exercise price of any written put option.

      The Discount Factors and guidelines for determining the market value of the Fund's portfolio holdings have been based on criteria established in connection with rating each series of APS. These factors include, but are not limited to, the sensitivity of the market value of the relevant asset to changes in interest rates, the liquidity and depth of the market for the relevant asset, the credit quality of the relevant asset (for example, the lower the rating of a debt obligation, the higher the related discount factor) and the frequency with which the relevant asset is marked to market. In no event shall the Discounted Value of any asset of the Fund exceed its unpaid principal balance or face amount as of the date of calculation. The Discount Factors relating to any asset of the Fund and the APS Basic Maintenance Amount, the assets eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio and certain definitions and methods of calculation relating thereto may be changed from time to time by the Fund without Shareholder approval, but only in the event the Fund receives written confirmation from the appropriate rating agency that any such change would not impair the rating then assigned to the APS by such rating agency. A rating agency's Discount Factors and guidelines will apply to the APS so long as such rating agency is rating the APS.

      On or before 5:00 p.m., New York City time, on the third Business Day after a Valuation Date on which the Fund fails to meet the APS Basic Maintenance Amount, and on the third Business Day after the APS Basic Maintenance Cure Date with respect to such Valuation Date, the Fund is required to deliver to the Auction Agent (so long as either Moody's or S&P is rating the APS) a report with respect to the calculation of the APS Basic Maintenance Amount and the value of its portfolio holdings as of the date of such failure or such cure date, as the case may be (a "APS Basic Maintenance Report"). The Fund will also deliver a APS Basic Maintenance Report to S&P (if S&P is then rating the APS) and the Auction Agent (if S&P is then rating the APS) as of (i) the fifteenth day of each month (or, if such day is not a Business Day, the next succeeding Business Day) and
(ii) the last Business Day of each month, in each case on or before the third Business Day after such day. The Fund will also deliver an APS Basic Maintenance Report to Moody's on any Valuation Date that (i) the Discounted Value of Moody's Eligible Assets is greater than the APS Basic Maintenance Amount by 5% or less or (ii) on any date which the Fund redeems Common Shares. Within ten Business Days after delivery of such report relating to the last Business Day of each fiscal quarter of the Fund, commencing July 31, 1992, the Fund will deliver a letter prepared by the Fund's independent accountants regarding the accuracy of the calculations made by the Fund in its most recent APS Basic Maintenance Report. If any such letter prepared by the Fund's independent accountants shows that an error was made in the most recent APS Basic Maintenance Report, the calculation or determination made by the Fund's independent accountants will be conclusive and binding on the Fund.

Minimum Liquidity Level

      Pursuant to S&P guidelines, so long as S&P is rating the APS, the Acquiring Fund will be required under the APS Provisions to have, as of each Valuation Date, Deposit Securities with maturity or tender dates not later than the days preceding the first respective Dividend Payment Dates (collectively "Dividend Coverage Assets") for each share of each series of APS Outstanding that follow such Valuation Date and having a value not less than the Dividend Coverage Amount (the "Minimum Liquidity Level"). So long as S&P is rating the APS, if, as of each Valuation Date, the Fund does not have the required Dividend Coverage Assets, the Fund will, as soon as practicable, adjust its portfolio in order to meet the Minimum Liquidity Level. The "Dividend Coverage Amount," as of any Valuation Date, means (A) the aggregate amount of dividends that will accumulate on each share of APS to (but not including) the first Dividend Payment Date for each share of APS Outstanding that follows such Valuation Date plus any liabilities that will become payable prior to or on such payment date; less (B) the combined value of Deposit Securities irrevocably deposited for the payment of dividends on the APS. "Deposit Securities" generally means cash and municipal securities rated at least A-1+ or SP-1 by S&P and Receivables for Florida Municipal Securities Sold which become due prior to the Dividend Payment Date and interest with respect to municipal securities which is payable to the Fund prior to the Dividend Payment Date. The definitions of "Deposit Securities," "Dividend Coverage Assets" and "Dividend Coverage Amount" may be changed from time to time by the Fund without Shareholder approval, but only in the event the Fund receives written confirmation from S&P that any such change would not impair the rating then assigned by S&P to the APS.

Redemption

      Optional Redemption. Upon giving a notice of redemption, as provided below, the Fund at its option may redeem the APS, in whole or in part, on the Second Business Day next preceding any Dividend Payment Date applicable to those APS called for redemption, out of funds legally available therefor, at the Optional Redemption Price; provided that during a Special Dividend Period of 365 days or more none of the APS will be subject to optional redemption during any Non-Call Period. Also, the APS may not be redeemed in part if after such partial redemption fewer that 250 shares remain outstanding.

      If fewer than all of the outstanding APS are to be redeemed as set forth above, the number of shares to be redeemed shall be determined by the Board of Trustees of the Fund, and such shares shall be redeemed pro rata from the holders of record (initially Cede & Co. as nominee of the Securities Depository) in proportion to the number of such shares held by such holders. Since the nominee of the Securities Depository is the only record holder of APS, the Securities Depository will determine the number of shares to be redeemed from the account of the Agent Member of each beneficial owner. An Agent Member may determine to redeem shares from some beneficial owners (which may include an Agent Member holding shares for its own account) without redeeming shares from the accounts of other beneficial owners.

      The Fund may not give a notice of redemption relating to an optional redemption as described above unless, on the date on which the Fund intends to give such notice, (a) the Fund has available certain Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to holders of APS by reason of the redemption of such APS on such redemption date and (b) the Fund would have assets with an aggregate Discounted Value at least equal the APS Basic Maintenance Amount immediately subsequent to such redemption, if such redemption were to occur on such date, and on the date of redemption.

      Mandatory Redemption. The Acquiring Fund will be required to redeem, at the Mandatory Redemption Price, certain of the APS to the extent permitted under the 1940 Act and Massachusetts law, if the Fund fails to maintain the APS Basic Maintenance Amount or the 1940 Act APS Asset Coverage and such failure is not cured on or before the APS Basic Maintenance Cure Date or the 1940 Act Cure Date (herein respectively referred to as a "Cure Date"), as the case may be. The number of APS to be redeemed will be equal to the lesser of (a) the minimum number of APS the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Cure Date, together with all other Preferred

Shares subject to redemption or retirement, would result in the satisfaction of the APS Basic Maintenance Amount or the 1940 Act APS Asset Coverage, as the case may be, on such Cure Date (provided that, if there is no such minimum number of APS and other Preferred Shares the redemption of which would have such result, all of the APS and Preferred Shares then outstanding will be redeemed), and (b) the maximum number of APS, together with all other Preferred Shares subject to redemption or retirement, that can be redeemed out of funds expected to be legally available therefor. In determining the APS required to be redeemed in accordance with the foregoing, the Fund will allocate the number required to be redeemed to satisfy the APS Basic Maintenance Amount or the 1940 Act APS Asset Coverage, as the case may be, pro rata among the APS and other Preferred Shares subject to redemption provisions similar to those contained in this paragraph.

      The Acquiring Fund is required to effect such a mandatory redemption not earlier than 20 days and not later than 40 days after such Cure Date, except that if the Fund does not have funds legally available for the redemption of all of the required number of APS and other Preferred Shares which are subject to mandatory redemption or the Fund otherwise is unable to effect such redemption on or prior to 40 days after such Cure Date, the Fund will redeem those APS and other Preferred Shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the outstanding APS are to be redeemed pursuant to a mandatory redemption, the number of shares to be redeemed shall be redeemed pro rata from the holders of such shares in proportion to the number of such shares held by such holders, in the same manner as described above in respect of optional redemptions of fewer than all outstanding APS.

      Notice of Redemption. The Acquiring Fund is required to give 30 days' Notice of Redemption. In the event the Fund obtains appropriate exemptive or no-action relief from the Securities and Exchange Commission, which is not assured, the number of days' notice required for a mandatory redemption may be reduced by the Board of Trustees of the Fund to as few as two Business Days if Moody's and S&P each has agreed in writing that the revised notice provision would not adversely affect its then-current ratings of the APS. The Auction Agent will use its reasonable efforts to provide telephonic notice to each holder of APS called for redemption not later than the close of business on the Business Day on which the Auction Agent determines the shares to be redeemed (as described above) (or, during the occurrence of a Failure to Deposit with respect to such shares, not later than the close of business on the Business Day immediately following the day on which the Auction Agent receives Notice of Redemption from the Fund). Such telephonic notice will be confirmed promptly in writing not later than the close of business on the third Business Day preceding the redemption date by notice sent by the Auction Agent to each holder of record of APS called for redemption, the Broker-Dealers and the Securities Depository. Every Notice of Redemption and other redemption notice with respect to APS will state: (1) the redemption date, (2) the number of APS to be redeemed, (3) the redemption price, (4) that dividends on the APS to be redeemed will cease to accumulate as of such redemption date and (5) the provision of the APS Provisions pursuant to which such shares are being redeemed. No defect in the Notice of Redemption or other redemption notice or in the transmittal or the mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law. If fewer than all shares held by any Holder are to be redeemed, the Notice of Redemption mailed to such Holder shall also specify the number of shares to be redeemed from such Holder.

      Other Redemption Procedures. To the extent that any redemption for which notice of redemption has been given is not made by reason of the absence of legally available funds therefor, such redemption will be made as soon as practicable to the extent such funds become available. Failure to redeem APS will be deemed to exist at any time after the date specified for redemption in a notice of redemption when the Fund shall have failed, for any reason whatsoever, to deposit with the Auction Agent the Optional Redemption Price or Mandatory Redemption Price, as the case may be, with respect to any shares for which such notice of redemption has been given. Notwithstanding the fact that the Fund may not have redeemed the APS for which a notice of redemption has been given, dividends may be declared and paid on APS and will include those APS for which notice of redemption has been given.

      Upon the deposit of funds sufficient to redeem APS with the Auction Agent and the giving of notice of redemption, dividends on such APS shares will cease to accumulate and such shares will no longer be deemed outstanding for any purpose, and all rights of the holders of the APS so called for redemption will cease and terminate, except the right of the holders thereof to receive the Optional Redemption Price or Mandatory Redemption Price, as the case may be, but without any interest or other additional amount, except as otherwise provided above under "Dividends-Additional Dividends." Upon surrender in accordance with the notice of redemption of the certificates for any APS so redeemed (properly endorsed or assigned for transfer, if the Board of Trustees of the Fund shall so require and the notice shall so state), the Optional Redemption Price or Mandatory Redemption Price, as the case may be, shall be paid by the Auction Agent to the holders of APS subject to redemption. In the case that fewer than all of the APS represented by any such certificate are redeemed, a new certificate shall be issued, representing the unredeemed shares, without cost to the holder thereof. The Fund will be entitled to receive from the Auction Agent, promptly after the date fixed for redemption, any cash deposited with the Auction Agent in excess of (i) the aggregate Optional Redemption Price or Mandatory Redemption Price, as the case may be, of the APS called for redemption on such date and (ii) all other amounts to which holders of APS called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of 90 days from such redemption date will, to the extent permitted by law, be repaid to the Fund, after which time the holders of APS so called for redemption may look only to the Fund for payment of the Optional Redemption Price or Mandatory Redemption Price, as the case may be, and all other amounts to which they may be entitled. The Fund will be entitled to receive, from time to time after the date fixed for redemption, any interest on the funds so deposited.

      Notwithstanding the foregoing, if any dividends on the APS are in arrears, no APS shall be redeemed unless all outstanding APS are simultaneously redeemed, and the Fund shall not purchase or otherwise acquire any APS; provided, however, that the foregoing shall not prevent the purchase or acquisition of all outstanding APS pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, holders of all outstanding APS.

      Except as described above with respect to redemptions and under "The Auction-Orders by Existing Holders and Potential Holders," the APS Provisions do not prohibit the Fund or any affiliate of the Fund from purchasing or otherwise acquiring any APS.

      The Fund has the right to arrange for others to purchase from the holders thereof APS which are to be redeemed as described above.

Liquidation

      Upon a liquidation of the Fund, whether voluntary or involuntary, the holders of APS then outstanding will be entitled to receive and to be paid out of the assets of the Fund available for distribution to its Shareholders, before any payment or distribution shall be made on the Common Shares or on any other class of shares of beneficial interest of the Fund ranking junior to the APS upon liquidation, an amount equal to the liquidation preference with respect to the APS. The liquidation preference for the APS shall be $25,000 per share, plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to the date of final distribution in same-day funds, together with any applicable Additional Dividends in connection with the liquidation of the Acquiring Fund. After the payment to the holders of the APS of the full preferential amounts provided for as described herein, the holders of APS as such shall have no right or claim to any of the remaining assets of the Fund. In the event the assets of the Fund, available for distribution to the holders of the APS upon any liquidation of the Fund, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such holders are entitled, no such distribution shall be made on account of any shares of any other class or series of Preferred Shares ranking on a parity with the APS upon such liquidation unless proportionate distributive amounts shall be paid on account of the APS, ratably, in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such liquidation. Subject to the rights of the holders of shares of any series or class or classes of shares of beneficiary interest ranking on a parity with the APS with respect to the distribution of assets upon liquidation of the Fund, after payment shall have been made in full to the holders of the APS as described herein, but not prior thereto, any other series or class or classes of shares of beneficiary interest ranking junior to the APS with respect to the distribution of assets upon liquidation shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the holders of the APS shall not be entitled to share therein.

      Neither the sale of all or substantially all the property or business of the Fund, nor the merger or consolidation of the Fund into or with any other corporation nor the merger or consolidation of any other corporation into or with the Fund shall be a liquidation, whether voluntary or involuntary, for the purposes of the foregoing paragraph.

FINANCIAL STATEMENTS

      Incorporated herein by reference in their respective entireties are (i) the audited financial statements of the

Acquiring Fund for the fiscal year ended October 31, 2000, as included in Appendix C hereto, (ii) the audited financial statements of the Target Fund for fiscal year ended October 31, 2000, as included in Appendix D hereto.

PRO FORMA FINANCIAL STATEMENTS

      Set forth in Appendix E hereto are unaudited pro forma financial statements of the Acquiring Fund giving effect to the Reorganization which include: (i) Pro Forma Condensed Statements of Assets and Liabilities at October 31, 2000, (ii) Pro Forma Condensed Statement of Operations for the one year period ended October 31, 2000 and (iii) Pro Forma Portfolio of Investments at October 31, 2000.

                                                                      APPENDIX A

                      AGREEMENT AND PLAN OF REORGANIZATION

      In order to consummate the Reorganization and in consideration of the promises and the covenants and agreements hereinafter set forth, and intending to be legally bound, Van Kampen Florida Municipal Opportunity Trust, a registered closed-end investment company, File No. 811-7726 (the "Target Fund") and Van Kampen Trust for Investment Grade Florida Municipals (the "Acquiring Fund"), a registered closed-end investment company, File No. 811-6538, each hereby agree as follows:

1. Representations and Warranties of the Acquiring Fund.

      The Acquiring Fund represents and warrants to, and agrees with, the Target Fund that:

      (a) The Acquiring Fund is a trust, with transferable shares, duly organized, validly existing and in good standing in conformity with the laws of its jurisdiction of organization, and has the power to own all of its assets and to carry out this Agreement. The Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

      (b) The Acquiring Fund is duly registered under the 1940 Act of 1940, as amended (the "1940 Act") as a non-diversified, closed-end management investment company and such registration has not been revoked or rescinded and is in full force and effect. The Acquiring Fund has elected and qualified for the special tax treatment afforded regulated investment companies ("RICs") under Section 851 of the Internal Revenue Code (the "Code") at all times since its inception and intends to continue to so qualify until consummation of the reorganization contemplated hereby (the "Reorganization") and thereafter.

      (c) The Target Fund has been furnished with the Acquiring Fund's Annual Report to Shareholders for the fiscal year ended October 31, 2000, and the audited financial statements appearing therein, having been audited by Deloitte & Touche LLP, independent public auditors, fairly present the financial position of the Acquiring Fund as of the respective dates indicated, in conformity with accounting principles generally accepted in the United States applied on a consistent basis.

      (d) An unaudited statement of assets, liabilities and capital of the Acquiring Fund and an unaudited schedule of investments of the Acquiring Fund, each as of the Valuation Time (as defined in Section 5(d) of this Agreement), will be furnished to the Target Fund, at or prior to the Exchange Date for the purpose of determining the number of Acquiring Fund Common Shares, and Acquiring Fund APS to be issued pursuant to Section 6 of this Agreement; each will fairly present the financial position of the Acquiring Fund as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.

      (e) The Acquiring Fund has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Trustees, and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

      (f) There are no material legal, administrative or other proceedings pending or, to the knowledge of the Acquiring Fund, threatened against it which assert liability on the part of the Acquiring Fund or which materially affect its financial condition or its ability to consummate the Reorganization. The Acquiring Fund is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

      (g) The Acquiring Fund is not obligated under any provision of its Declaration of Trust, as amended, or its by-laws, as amended, or a party to any contract or other commitment or obligation, and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

      (h) There are no material contracts outstanding to which the Acquiring Fund is a party that have not been disclosed in the N-14 Registration Statement (as defined in subsection (k) below) or will not otherwise be disclosed to the Target Fund prior to the Valuation Time.

      (i) The Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets, liabilities and capital referred to in subsection (c) above, those incurred in the ordinary course of its business as an investment company; and those incurred in connection with the Reorganization. As of the Valuation Time, the Acquiring Fund will advise the Target Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time, except to the extent disclosed in the financial statements referred to in subsection (c) above.

      (j) No consent, approval, authorization or order of any court or government authority is required for the consummation by the Acquiring Fund of the Reorganization, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico).

      (k) The registration statement filed by the Acquiring Fund on Form N-14 which includes the proxy statement of the Target Fund with respect to the transactions contemplated herein and the prospectus of the Acquiring Fund relating to the Acquiring Fund Common Shares and the Acquiring Fund APS to be issued pursuant to this Agreement, (the "Proxy Statement and Prospectus"), and any supplement or amendment thereto or to the documents therein (as amended or supplemented, the "N-14 Registration Statement"), on its effective date, at the time of the shareholders' meetings referred to in Section 8(a) of this Agreement and at the Exchange Date, insofar as it relates to the Acquiring Fund (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Proxy Statement and Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection only shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the N-14 Registration Statement as provided in Section 8(e) of this Agreement.

      (l) The Acquiring Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $.01 per share, and 100,000,000 preferred shares of beneficial interest, par value $.01 per
      share. The Board of Trustees of the Acquiring Fund has designated [      ]
      preferred shares as Auction Preferred Shares ("APS"). Each outstanding Common Share of beneficial interest and each Auction Preferred Share of the Acquiring Fund is fully paid and non-assessable, and has full voting rights.

      (m) The Acquiring Fund Common Shares and the Acquiring Fund APS to be issued to the Target Fund pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable and will have full voting rights, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof.

      (n) At or prior to the Exchange Date, the Acquiring Fund Common Shares to be transferred to the Target Fund for distribution to the shareholders of the Target Fund on the Exchange Date will be duly qualified for offering to the public in all states of the United States in which the sale of shares of the Funds presently are qualified, and there will be a sufficient number of such shares registered under the 1933 Act and, as may be necessary, with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

      (o) At or prior to the Exchange Date, the Acquiring Fund APS to be transferred to the Target Fund on the Exchange Date will be duly qualified for offering to the public in all states of the United States in which the sale of APS of the Target Fund presently are qualified, and there are a sufficient number of Acquiring Fund APS registered under the 1933 Act and with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

      (p) At or prior to the Exchange Date, the Acquiring Fund will have obtained any and all regulatory, Trustee and shareholder approvals necessary to issue the Acquiring Fund Common Shares and the Acquiring Fund APS to the Target Fund.

2. Representations and Warranties of the Target Fund.

      The Target Fund represents and warrants to, and agrees with, the Acquiring Fund that:

      (a) The Target Fund is a trust, with transferable shares, duly organized, validly existing and in good standing in conformity with the laws of the jurisdiction of its organization, and has the power to own all of its assets and to carry out this Agreement. The Target Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

      (b) The Target Fund is duly registered under the 1940 Act as a non-diversified, closed-end management investment company (File No. 811-7726), and such registration has not been revoked or rescinded and is in full force and effect. The Target Fund has elected and qualified for the special tax treatment afforded RICs under Section 851 of the Code at all times since its inception, and intends to continue to so qualify through its taxable year ending upon liquidation.

      (c) As used in this Agreement, the term "Target Fund Investments" shall mean (i) the investments of the Target Fund shown on the schedule of its investments as of the Valuation Time furnished to the Acquiring Fund; and
      (ii) all other assets owned by the Target Fund or liabilities incurred as of the Valuation Time.

      (d) The Target Fund has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Trustees and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

      (e) The Acquiring Fund has been furnished with the Target Fund's Annual Report to Shareholders for the fiscal year ended October 31, 2000, and the audited financial statements appearing therein, having been audited by Deloitte & Touche LLP, independent public accountants, fairly present the financial position of the Target Fund as of the respective dates indicated, in conformity with accounting principles generally accepted in the United States applied on a consistent basis.

      (f) An unaudited statement of assets, liabilities and capital of the Target Fund and an unaudited schedule of investments of the Target Fund, each as of the Valuation Time, will be furnished to the Acquiring Fund at or prior to the Exchange Date for the purpose of determining the number of shares of Acquiring Fund Common Shares and

      Acquiring Fund APS to be issued to the Target Fund pursuant to Section 3 of this Agreement; each will fairly present the financial position of the Target Fund as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.

      (g) There are no material legal, administrative or other proceedings pending or, to the knowledge of the Target Fund, threatened against it which assert liability on the part of the Target Fund or which materially affect its financial condition or its ability to consummate the Reorganization. The Target Fund is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

      (h) There are no material contracts outstanding to which the Target Fund is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be disclosed to the Acquiring Fund prior to the Valuation Time.

      (i) The Target Fund is not obligated under any provision of its Declaration of Trust, as amended, or its by-laws, as amended, or a party to any contract or other commitment or obligation, and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

      (j) The Target Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company since October 31, 2000 and those incurred in connection with the Reorganization. As of the Valuation Time, the Target Fund will advise the Acquiring Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

      (k) The Target Fund has filed, or intends to file or has obtained extentions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Exchange Date occurs. All tax liabilities of the Target Fund have been adequately provided for on its books, and no tax deficiency or liability of the Target Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Exchange Date occurs.

      (l) At both the Valuation Time and the Exchange Date, the Target Fund will have full right, power and authority to sell, assign, transfer and deliver the Target Fund Investments. At the Exchange Date, subject only to the obligation to deliver the Target Fund Investments as contemplated by this Agreement, the Target Fund will have good and marketable title to all of the Target Fund Investments, and the Acquiring Fund will acquire all of the Target Fund Investments free and clear of any encumbrances, liens or security interests and without any restrictions upon the transfer thereof (except those imposed by the federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the Target Fund Investments or materially affect title thereto).

      (m) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Target Fund of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act or state securities laws.

      (n) The N-14 Registration Statement, on its effective date, at the time of the shareholders' meetings referred to in Section 5(a) of this Agreement and on the Exchange Date, insofar as it relates to the Target Fund (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the

      Proxy Statement and Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Target Fund for use in the N-14 Registration Statement as provided in Section 5(e) of this Agreement.

      (o) The Target Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $.01 per share, and 100,000,000 preferred shares of beneficial interest, par value $.01 per share. The
      Board of Trustees of the Target Fund has designated [   ] preferred shares
      as Auction Preferred Shares. Each outstanding common share of beneficial interest and each outstanding Auction Preferred Share of the Target Fund is fully paid and nonassessable and has full voting rights.

      (p) All of the issued and outstanding Target Fund Common Shares and Target Fund APS were offered for sale and sold in conformity with all applicable federal and state securities laws.

      (q) The books and records of the Target Fund made available to the Acquiring Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Target Fund.

      (r) The Target Fund will not sell or otherwise dispose of any of the Acquiring Fund Common Shares or Acquiring Fund APS to be received in the Reorganization, except in distribution to the shareholders of the Target Fund, as provided in Section 3 of this Agreement.

3. The Reorganization.

      (a) Subject to receiving the requisite approvals of the shareholders of the Target Fund, and to the other terms and conditions contained herein,
      (i) the Target Fund agrees to convey, transfer and deliver to the Acquiring Fund and the Acquiring Fund agrees to acquire from the Target Fund, on the Exchange Date, all of the Target Fund Investments (including interest accrued as of the Valuation Time on debt instruments), and assume substantially all of the liabilities of the Target Fund, in exchange solely for that number of Target Fund Common Shares and Target Fund APS provided in Section 4 of this Agreement;

      Pursuant to this Agreement, as soon as practicable after the Exchange Date, the Target Fund will distribute all Acquiring Fund Common Shares and Acquiring Fund APS received by it to its shareholders in exchange for their Target Fund Common Shares and Target Fund APS. Such distributions shall be accomplished by the opening of shareholder accounts on the share ledger records of the Acquiring Fund in the amounts due the shareholders of the Target Fund based on their respective holdings in the Target Fund as of the Valuation Time.

      (b) Prior to the Exchange Date, the Target Fund shall declare a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to their respective shareholders all of their respective net investment company taxable income to and including the Exchange Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized to and including the Exchange Date. In this regard and in connection with the Reorganization, the last dividend period for the Target Fund APS prior to the Exchange Date may be shorter than the dividend period for such Target Fund APS determined as set forth in the applicable Certificate of Vote pertaining to such Target Fund APS.

      (c) The Target Fund will pay or cause to be paid to the Acquiring Fund any interest the Target Fund receives on or after the Exchange Date with respect to any of the Target Fund Investments transferred to the Acquiring Fund hereunder.

      (d) The Valuation Time shall be 4:00 p.m., Eastern time, on [     ], 2001,
      or such earlier or later day and time as may be mutually agreed upon in writing (the "Valuation Time").

      (e) Recourse for liabilities assumed from the Target Fund by the Acquiring Fund in the Reorganization will be limited to the net assets acquired by the Acquiring Fund. The known liabilities of the Target Fund, as of the Valuation Time, shall be confirmed to the Acquiring Fund pursuant to
      Section 2(j) of this Agreement.

      (f) The Target Fund will be terminated following the Exchange Date by terminating its registration under the 1940 Act and its organization under Massachusetts law and will withdraw its authority to do business in any state where it is required to do so.

      (g) The Acquiring Fund will file with the Secretary of State of The Commonwealth of Massachusetts, as required, any amendment to its Certificate of Vote establishing the powers, rights and preferences of the Acquiring Fund APS prior to the closing of the Reorganization.

4. Issuance and Valuation of Acquiring Fund Common Shares and APS in the Reorganization.

      Acquiring Fund Common Shares and Acquiring Fund APS of an aggregate net asset value or liquidation preference, as the case may be, equal to the value of the assets of the Target Fund acquired in the Reorganization determined as hereinafter provided, reduced by the amount of liabilities of the Target Fund assumed by the Acquiring Fund in the Reorganization, shall be issued by the Acquiring Fund to the Target Fund in exchange for such assets of the Target Fund, plus cash in lieu of fractional shares. The Acquiring Fund will issue to the Target Fund (i) a number of Acquiring Fund Common Shares, the aggregate net asset value of which will equal the aggregate net asset value of the Target Fund Common Shares, determined as set forth below, and (ii) a number of Acquiring Fund APS, the aggregate liquidation preference and value of which will equal the aggregate liquidation preference and value of the Target Fund APS, determined as set forth below.

      The net asset value of each of the Funds and the liquidation preference and value of the APS of each of the Funds shall be determined as of the Valuation Time in accordance with the procedures described in (i) the prospectus of the Acquiring Fund, dated April 2, 1992, relating to the Acquiring Fund Common Shares and (ii) the prospectus of the Acquiring Fund, dated June 5, 1992, relating to the Acquiring Fund APS, and no formula will be used to adjust the net asset value so determined of any Fund to take into account differences in realized and unrealized gains and losses. Values in all cases shall be determined as of the Valuation Time. The value of the Target Fund Investments to be transferred to the Acquiring Fund shall be determined by the Acquiring Fund pursuant to the procedures utilized by the Acquiring Fund in valuing its own assets and determining its own liabilities for purposes of the Reorganization. Such valuation and determination shall be made by the Acquiring Fund in cooperation with the Target Fund and shall be confirmed in writing by the Acquiring Fund to the Target Fund. The net asset value per share of the Acquiring Fund Common Shares and the liquidation preference and value per share of the Acquiring Fund APS shall be determined in accordance with such procedures and the Acquiring Fund shall certify the computations involved. For purposes of determining the net asset value of a Common Share of each Fund, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of the outstanding shares of APS of that Fund is divided by the total number of Common Shares of that Fund outstanding at such time.

      The Acquiring Fund shall issue to the Target Fund separate certificates or share deposit receipts for the Acquiring Fund Common Shares and the Acquiring Fund APS, each registered in the name of the Target Fund. The Target Fund shall then distribute the Acquiring Fund Common Shares and the Acquiring Fund APS to the holders of Target Fund Common Shares and Target Fund APS by redelivering the certificates or share deposit receipts evidencing ownership of (i) the Acquiring Fund Common Shares to State Street Bank and Trust Company, as the transfer agent and registrar for the Acquiring Fund Common Shares for distribution to the holders of Target Fund Common Shares on the basis of such holder's proportionate interest in the aggregate net asset value of the Common Shares of the Target Fund and (ii) the Acquiring Fund APS to Bankers Trust Company, as the transfer agent and registrar for the Acquiring Fund APS for distribution to the holders of Target Fund APS on the basis of such holder's proportionate interest in the aggregate liquidation preference and value of the APS of the Target Fund. With respect to any Target Fund shareholder holding certificates evidencing ownership of Target Fund Common Shares as of the Exchange Date, and subject to the Acquiring Fund being informed thereof in writing by the Target Fund, the

Acquiring Fund will not permit such shareholder to receive new certificates evidencing ownership of the Acquiring Fund Common Shares or Acquiring Fund APS, exchange Acquiring Fund Common Shares or Acquiring Fund APS credited to such shareholder's account for shares of other investment companies managed by the Adviser or any of its affiliates, or pledge or redeem such Acquiring Fund Common Shares or Acquiring Fund APS, in any case, until notified by the Target Fund or its agent that such shareholder has surrendered his or her outstanding certificates evidencing ownership of Target Fund Common Shares or Target Fund APS or, in the event of lost certificates, posted adequate bond. The Target Fund, at its own expense, will request its shareholders to surrender their outstanding certificates evidencing ownership of Target Fund Common Shares or Target Fund APS, as the case may be, or post adequate bond therefor.

      No fractional shares of Acquiring Fund Common Shares will be issued to holders of Target Fund Common Shares. In lieu thereof, the Acquiring Funds transfer agent, State Street Bank and Trust Company, will aggregate all fractional shares of Acquiring Fund Common Shares and sell the resulting full shares on the New York Stock Exchange at the current market price for Acquiring Fund Common Shares for the account of all holders of fractional interests, and each such holder will receive such holder's pro rata share of the proceeds of such sale upon surrender of such holder's certificates representing Acquiring Fund Common Shares.

7. Payment of Expenses.

      (a) With respect to expenses incurred in connection with the Reorganization, the Target Fund and the Acquiring Fund will share, in proportion to their respective projected declines in total operating expenses, all expenses incurred in connection with the Reorganization, including, but not limited to, all costs related to the preparation and distribution of materials distributed to each Fund's Board of Trustees, expenses incurred in connection with the preparation of the Agreement and Plan of Reorganization, a registration statement on Form N-14, SEC and state securities commission filing fees and legal and audit fees in connection with the Reorganization, costs of printing and distributing this Proxy Statement and Prospectus, legal fees incurred preparing each Fund's board materials, attending each Fund's board meetings and preparing the minutes, auditing fees associated with each Fund's financial statements, stock exchange fees, rating agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Reorganization.

      (b) If for any reason the Reorganization is not consummated, no party shall be liable to any other party for any damages resulting therefrom, including, without limitation, consequential damages.

8. Covenants of the Funds.

      (a) Each Fund covenants to operate its business as presently conducted between the date hereof and the Exchange Date.

      (b) The Target Fund agrees that following the consummation of the Reorganization, it will terminate in accordance with the laws of The Commonwealth of Massachusetts and any other applicable law, it will not make any distributions of any Acquiring Fund Common Shares or Acquiring Fund APS other than to its respective shareholders and without first paying or adequately providing for the payment of all of its respective liabilities not assumed by the Acquiring Fund, if any, and on and after the Exchange Date it shall not conduct any business except in connection with its termination.

      (c) The Target Fund undertakes that if the Reorganization is consummated, it will file an application pursuant to Section 8(f) of the 1940 Act for an order declaring that the Target Fund has ceased to be a registered investment company.

      (d) The Acquiring Fund will file the N-14 Registration Statement with the Securities and Exchange Commission (the "Commission") and will use its best efforts to provide that the N-14 Registration Statement becomes effective as promptly as practicable. Each Fund agrees to cooperate fully with the other, and each will furnish to the other the information relating to itself to be set forth in the N-14 Registration Statement as required by the 1933 Act, the 1934 Act the 1940 Act, and the rules and regulations thereunder and the state securities laws.

      (e) The Acquiring Fund has no plan or intention to sell or otherwise dispose of the Target Fund Investments, except for dispositions made in the ordinary course of business.

      (f) Each of the Funds agrees that by the Exchange Date all of its federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes. In connection with this covenant, the Funds agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. The Acquiring Fund agrees to retain for a period of ten (10) years following the Exchange Date all returns, schedules and work papers and all material records or other documents relating to tax matters of the Target Fund for each of such Fund's taxable period first ending after the Exchange Date and for all prior taxable periods. Any information obtained under this subsection shall be kept confidential except as otherwise may be necessary in connection with the filing of returns or claims for refund or in conducting an audit or other proceeding. After the Exchange Date, the Target Fund shall prepare, or cause its agents to prepare, any federal, state or local tax returns required to be filed by such fund with respect to its final taxable year ending with its complete liquidation and for any prior periods or taxable years and further shall cause such tax returns to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, any expenses incurred by the Target Fund (other than for payment of taxes) in connection with the preparation and filing of said tax returns after the Exchange Date shall be borne by such Fund to the extent such expenses have been accrued by such Fund in the ordinary course without regard to the Reorganization; any excess expenses shall be borne by Van Kampen or an affiliate thereof.

      (g) The Target Fund agrees to mail to its shareholders of record entitled to vote at the annual meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, a combined proxy statement and prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

      (h) Following the consummation of the Reorganization, the Acquiring Fund will stay in existence and continue its business as a non-diversified, closed-end management investment company registered under the 1940 Act.

9. Exchange Date.

      (a) Delivery of the assets of the Target Fund to be transferred, together with any other Target Fund Investments, and the Acquiring Fund Common Shares and Acquiring Fund APS to be issued as provided in this Agreement, shall be made at such place and time as the Funds shall mutually agree on the next full business day following the Valuation Time, or at such other time and date agreed to by the Funds, the date and time upon which such delivery is to take place being referred to herein as the "Exchange Date." To the extent that any Target Fund Investments, for any reason, are not transferable on the Exchange Date, the Target Fund shall cause such Target Fund Investments to be transferred to the Acquiring Fund's account with its custodian at the earliest practicable date thereafter.

      (b) The Target Fund will deliver to the Acquiring Fund on the Exchange Date confirmation or other adequate evidence as to the tax basis of the Target Fund Investments delivered to the Acquiring Fund hereunder, certified by Deloitte & Touche LLP.

      (c) As soon as practicable after the close of business on the Exchange Date, the Target Fund shall deliver to the Acquiring Fund a list of the names and addresses of all of the shareholders of record of the Target Fund on the Exchange Date and the number of shares of Target Fund Common Shares and Target Fund APS owned by each such shareholder, certified to the best of its knowledge and belief by the transfer agent for the Target Fund or by its President.

10. Conditions of the Target Fund.

      The obligations of the Target Fund hereunder shall be subject to the following conditions:

      (a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the affirmative vote of the Board of Trustees of the Target Fund and by the affirmative vote of the holders of (i) a majority of the outstanding Target Fund Common Shares and a majority of the outstanding Acquiring Fund APS, each voting separately as a class.

      (b) That the Target Fund shall have received from the Acquiring Fund a statement of assets, liabilities and capital, with values determined as provided in Section 4 of this Agreement, together with a schedule of such Fund's investments, all as of the Valuation Time, certified on the Target Fund's behalf by its President (or any Vice President) and its Treasurer, and a certificate signed by the Fund's President (or any Vice President) and its Treasurer, dated as of the Exchange Date, certifying that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of the Target Fund since the date of such Fund's most recent Annual or Semi-Annual Report as applicable, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

      (c) That the Acquiring Fund shall have furnished to the Target Fund a certificate signed by the Acquiring Fund's President (or any Vice President) and its Treasurer, dated as of the Exchange Date, certifying that, as of the Valuation Time and as of the Exchange Date all representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

      (d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

      (e) The Target Fund shall have received the opinion(s) of Skadden, Arps, Slate, Meagher & Flom LLP and/or its affiliate Skadden, Arps, Slate, Meagher & Flom (Illinois) (collectively, "Skadden, Arps"), counsel for the Acquiring Fund, dated as of the Exchange Date, addressed to the Target Fund substantially in the form and to the effect that: (i) the Acquiring Fund is duly formed and validly existing under the laws of its state of organization; (ii) the Acquiring Fund is registered as a closed-end, management investment company under the 1940 Act; (iii) this Agreement and the reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of Acquiring Fund and this Agreement has been duly executed and delivered by the Acquiring Fund and (assuming the Agreement is a valid and binding obligation of the other parties thereto) is a valid and binding obligation of the Acquiring Fund; (iv) neither the execution or delivery by the Acquiring Fund of this Agreement nor the consummation by the Acquiring Fund of the transactions contemplated thereby violate any provision of any statute or any published regulation or any judgment or order disclosed to counsel by the Acquiring Fund as being applicable to the Acquiring Fund;
      (vi) the Acquiring Fund Common Shares and Acquiring Fund APS have each been duly authorized and, upon issuance thereof in accordance with this Agreement, each will be validly issued and fully paid; and (vii) to their knowledge and subject to the qualifications set forth below, the execution and delivery by the Acquiring Fund of the Agreement and the consummation of the transactions therein contemplated do not require, under the laws of its state of organization or any state in which the Acquiring Fund is qualified to do business or the federal laws of the United States, the consent, approval, authorization, registration, qualification or order of, or filing with, any court or governmental agency or body (except such as have been obtained). Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order or filing (a) which may be required as a result of the involvement of other parties to the Agreement in the transactions contemplated by the Agreement because of their legal or regulatory status or because of any other facts specifically pertaining to them; (b) the absence of which does not deprive the Target Fund of any material benefit under the Agreement; or (c) which can be readily obtained without significant delay or expense to the Target Fund, without loss to the Target Fund of any material benefit under the Agreement and without any material adverse effect on the Target Fund during the period such consent, approval, authorization, registration, qualifi-cation or order was obtained. The foregoing opinion relates only to consents, approvals, authorizations, registrations, qualifications, orders or filings under (a) laws which are specifically referred to in this opinion, (b) laws of its state of organization or any state in which the Acquiring Fund is qualified to do business and the federal laws of the United States which, in counsel's experience, are normally applicable to transactions of the type provided for in the Agreement and (c) court orders and judgments disclosed to counsel by the Acquiring Fund in connection with the opinion. In addition, although counsel need not have specifically considered the possible applicability to the Acquiring Fund of any other laws, orders or judgments, nothing has come to their attention in connection with their representation of the Acquiring Fund in this transaction that has caused them to conclude that any other consent, approval, authorization, registration, qualification, order or filing is required.

      (g) The Target Fund shall have obtained an opinion from Skadden, Arps, dated as of the Closing Date, addressed to the Target Fund, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in Section 368(a) of the Code.

      (h) That all proceedings taken by each of the Funds and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the others.

      (i) That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquiring Fund, be contemplated by the SEC.

11. Acquiring Fund Conditions.

      The obligations of the Acquiring Fund hereunder shall be subject to the following conditions:

      (a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Board of Trustees of the Acquiring Fund and the Target Fund shall have delivered to the Acquiring Fund a copy of the resolution approving this Agreement adopted by the Target Fund's Board of Trustees, and a certificate setting forth the vote of the shareholders of the Target Fund obtained, each certified by its Secretary.

      (b) That the Target Fund shall have furnished to the Acquiring Fund a statement of its assets, liabilities and capital, with values determined as provided in Section 4 of this Agreement, together with a schedule of investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on such Fund's behalf by its President (or any Vice President) and its Treasurer, and a certificate signed by such Fund's President (or any Vice President) and its Treasurer, dated as of the Exchange Date, certifying that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of the Target Fund since the date of such Fund's most recent Annual Report or Semi-Annual Report, as applicable, other than changes in the Target Fund Investments since that date or changes in the market value of the Target Fund Investments.

      (c) That the Target Fund shall have furnished to the Acquiring Fund a certificate signed by such Fund's President (or any Vice President) and its Treasurer, dated the Exchange Date, certifying that as of the Valuation Time and as of the Exchange Date all representations and warranties of the Target Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and the Target Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

      (d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

      (e) That the Acquiring Fund shall have received the opinion of Skadden, Arps, counsel for the Target Fund, dated as of the Closing Date, addressed to the Acquiring Fund, substantially in the form and to the effect that:
      (i) the Target Fund is duly formed and validly existing under the laws of its state of organization; (ii) the Target Fund is registered as a closed-end, management investment company under the 1940 Act; (iii) this Agreement and the reorga-nization provided for herein and the execution of this Agreement have been duly authorized by all requisite action of the Target Fund and this Agreement has been duly executed and delivered by the Target Fund and (assuming the Agreement is a valid and binding obligation of the other parties thereto) is a valid and binding obligation of the Target Fund;
      (iv) neither the execution or delivery by the Target Fund of this Agreement nor the consummation by the Target Fund of the transactions contemplated thereby violate any provision of any statute, or any published regulation or any judgment or order disclosed to them by the Target Fund as being applicable to the Target Fund; and (v) to their knowledge and subject to the qualifications set forth below, the execution and delivery by the Trust on behalf of the Target Fund of the Agreement and the consummation of the transactions therein contemplated do not require, under the laws of its state of organization or any state in which the Target Fund is qualified to do business, or the federal laws of the United States, the consent, approval, authorization, registration, qualification or order of, or filing with, any court or governmental agency or body (except such as have been obtained under the 1933 Act, 1934 Act, the 1940 Act or the rules and regulations thereunder.) Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order or filing; (a) which may be required as a result of the involvement of other parties to the Agreement in the transactions contemplated by the Agreement because of their legal or regulatory status or because of any other facts specifically pertaining to them; (b) the absence of which does not deprive the Acquiring Fund of any material benefit under such agreements; or (c) which can be readily obtained without significant delay or expense to the Acquiring Fund, without loss to the Acquiring Fund of any material benefit under the Agreement and without any material adverse effect on them during the period such consent, approval, authorization, registration, qualification or order was obtained. The foregoing opinion relates only to consents, approvals, authorizations, registrations, qualifications, orders or filings under (a) laws which are specifically referred to in the opinion, (b) laws of its state of organization or any state in which the Target Fund is qualified to do business and the federal laws of the United States which, in our experience, are normally applicable to transactions of the type provided for in the Agreement and (c) court orders and judgments disclosed to them by the Target Fund in connection with the opinion. In addition, although counsel need not have specifically considered the possible applicability to the Target Fund of any other laws, orders or judgments, nothing has come to their attention in connection with their representation of the Target Fund in this transaction that has caused them to conclude that any other consent, approval, authorization, registration, qualification, order or filing is required.

      (f) That the Acquiring Fund shall have obtained an opinion from Skadden, Arps, counsel for the Target Fund, dated as of the Closing Date, addressed to the Acquiring Fund, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in Section 368(a) of the Code.

      (g) That the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Target Fund, be contemplated by the SEC.

      (h) That all proceedings taken by the Target Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund.

      (i) That prior to the Exchange Date the Target Fund shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders all of its net investment company taxable income for the period to and including the Exchange Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized to and including the Exchange Date. In this regard, the last dividend period for the Target Fund APS may be shorter than the dividend period for such APS determined as set forth in the applicable Certificate of Vote.

12. Termination, Postponement and Waivers.

      (a) Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of the Funds) prior to the Exchange Date, or the Exchange Date may be postponed,
      (i) by mutual consent of the Boards of Trustees of the Funds, (ii) by the Board of Trustees of the Target Fund if any condition of the Target Fund's obligations set forth in Section 10 of this Agreement has not been fulfilled or waived by such Board; or (iii) by the Board of Trustees of the Acquiring Fund if any condition of the Acquiring Fund's obligations set forth in Section 11 of this Agreement have not been fulfilled or waived by such Board.

      (b) If the transactions contemplated by this Agreement have not been consummated by December 31, 2001, this Agreement automatically shall terminate on that date, unless a later date is mutually agreed to by the Boards of Trustees of the Funds.

      (c) In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of any Fund or persons who are their directors, trustees, officers, agents or shareholders in respect of this Agreement.

      (d) At any time prior to the Exchange Date, any of the terms or conditions of this Agreement may be waived by the Board of Trustees of any Fund (whichever is entitled to the benefit thereof), if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of their respective fund, on behalf of which such action is taken. In addition, the Boards of Trustees of the Funds have delegated to the Adviser the ability to make non-material changes to the transaction if it deems it to be in the best interests of the Funds to do so.

      (e) The respective representations and warranties contained in Sections 1 and 2 of this Agreement shall expire with, and be terminated by, the consummation of the Reorganization, and neither Fund nor any of its officers, trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Exchange Date. This provision shall not protect any officer, trustee, agent or shareholder of either Fund against any liability to the entity for which that officer, trustee, agent or shareholder so acts or to its shareholders, to which that officer, trustee, agent or shareholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

      (f) If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Exchange Date and shall impose any terms or conditions which are determined by action of the Boards of Trustees of the Funds to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the shareholders of the Funds unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Fund Common Shares or Acquiring Fund APS to be issued to the Target Fund, as applicable, in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the shareholders of the Funds prior to the meetings at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless the Funds promptly shall call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

13. Indemnification.

      (a) Each party (an "Indemnitor") shall indemnify and hold the other and its officers, trustees, agents and persons controlled by or controlling any of them (each an "Indemnified Party") harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs and expenses of any nature whatsoever (including reasonable attorneys' fees) including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such Indemnified Party in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Party may be or may have been involved as a party or otherwise or with which such Indemnified Party may be or may have been threatened (collectively, the "Losses") arising out of or related to any claim of a breach of any representation, warranty or covenant made herein by the Indemnitor, provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such Indemnified Party's (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or
      (iv) reckless disregard of the duties involved in the conduct of such Indemnified Party's position.

      (b) The Indemnified Party shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs and expenses in respect of which indemnity may be sought hereunder. The

      Indemnified Party shall give written notice to Indemnitor within the earlier of ten (10) days of receipt of written notice to Indemnified Party or thirty (30) days from discovery by Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor; provided that in any event such notice shall have been given prior to the expiration of the Survival Period. At any time after ten (10) days from the giving of such notice, Indemnified Party may, at its option, resist, settle or otherwise compromise, or pay such claim unless it shall have received notice from Indemnitor that Indemnitor intends, at Indemnitor's sole cost and expense, to assume the defense of any such matter, in which case Indemnified Party shall have the right, at no cost or expense to Indemnitor, to participate in such defense. If Indemnitor does not assume the defense of such matter, and in any event until Indemnitor states in writing that it will assume the defense, Indemnitor shall pay all costs of Indemnified Party arising out of the defense until the defense is assumed; provided, however, that Indemnified Party shall consult with Indemnitor and obtain indemnitor's prior written consent to any payment or settlement of any such claim. Indemnitor shall keep Indemnified Party fully apprised at all times as to the status of the defense. If Indemnitor does not assume the defense, Indemnified Party shall keep Indemnitor apprised at all times as to the status of the defense. Following indemnification as provided for hereunder, Indemnitor shall be subrogated to all rights of Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

14. Other Matters.

      (a) Pursuant to Rule 145 under the 1933 Act, and in connection with the issuance of any shares to any person who at the time of the Reorganization is, to its knowledge, an affiliate of a party to the Reorganization pursuant to Rule 145(c), the Acquiring Fund will cause to be affixed upon the certificate(s) issued to such person (if any) a legend as follows:

         THESE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFER UNDER THE
             SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OTHERWISE
            TRANSFERRED EXCEPT TO THE VAN KAMPEN TRUST FOR INVESTMENT
                   GRADE FLORIDA MUNICIPALS (OR ITS STATUTORY
       SUCCESSOR), OR ITS PRINCIPAL UNDERWRITER UNLESS (I) A REGISTRATION
                STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER
                      THE SECURITIES ACT OF 1933 OR (II) IN
                        THE OPINION OF COUNSEL REASONABLY
                         SATISFACTORY TO THE FUND, SUCH
                          REGISTRATION IS NOT REQUIRED.

      and, further, that stop transfer instructions will be issued to the Acquiring Fund's transfer agent with respect to such shares. The Target Fund will provide the Acquiring Fund on the Exchange Date with the name of any shareholder of the Target Fund who is to the knowledge of the Target Fund an affiliate of the Target Fund on such date.

      (b) All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

      (c) All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to the Target Fund shall be addressed to the Target Fund c/o Van Kampen Investment Advisory Corp., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, Attention:
      General Counsel, or at such other address as the Target Fund may designate by written notice to the Acquiring Fund. Notice to the Acquiring Fund shall be addressed to the Acquiring Fund c/o Van Kampen Investment Advisory Corp., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181,
      Attention: General Counsel, or at such other address and to the attention of such other person as the Acquiring Fund may designate by written notice to the Target Fund. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.

      (d) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each party and shall be governed by and construed in accordance with the laws of the State of Illinois applicable to agreements made and to be performed in said state.

      (e) It is expressly agreed that the obligations of the Funds hereunder shall not be binding upon any of their respective trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the trust property of the respective Fund as provided in such Fund's Declaration of Trust. The execution and delivery of this Agreement has been authorized by the trustees of each Fund and signed by authorized officers of each Fund, acting as such, and neither such authorization by such trustees, nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of each Fund as provided in such Funds' Declaration of Trust.

      This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

      IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.

                                        VAN KAMPEN FLORIDA MUNICIPAL
                                        OPPORTUNITY TRUST


                                        ----------------------------------------
                                        Richard Powers III
                                        President

Attest:


Sara L. Badler
Assistant Secretary


                                        VAN KAMPEN TRUST FOR INVESTMENT GRADE
                                        FLORIDA MUNICIPALS


                                        ----------------------------------------
                                        Richard Powers III
                                        President

Attest:


Sara L. Badler
Assistant Secretary

                                                                      APPENDIX B

                        THE COMMONWEALTH OF MASSACHUSETTS

                 Office of the Massachusetts Secretary of State
                       Michael Joseph Connolly, Secretary
                    One Ashburton Place, Boston, Mass. 02108

                  CERTIFICATE OF VOTE OF TRUSTEES ESTABLISHING
                                PREFERRED SHARES

            I, Ronald A. Nyberg, Secretary, of Van Kampen Merritt Trust For Investment Grade Florida Municipals (the "Fund") located at One Parkview Plaza, Oakbrook Terrace, IL 60181, do hereby certify that at a meeting of the trustees of the Fund held on May 14, 1992, the following vote establishing and designating preferred shares of beneficial interest and determining the relative rights and preferences thereof was duly adopted:

            First: Pursuant to authority expressly vested in the Board of Trustees of the Fund by Article VI of its Declaration of Trust (which, as amended or restated from time to time is, together with this Certificate of Vote, herein called the "Declaration of Trust"), the Board of Trustees hereby authorizes the issuance of 800 shares of its authorized preferred shares of beneficial interest, par value $.01 per share ("Preferred Shares"), liquidation preference of $50,000 per share, designated Auction Preferred Shares (the "APS").

            Second: The preferences, voting powers, qualifications, and special or relative rights or privileges of the preferred shares of beneficial interest are as follows:

                                   DESIGNATION

            APS: The 800 preferred shares of beneficial interest, $.01 par value, liquidation preference $50,000 per share, are hereby designated "Auction Preferred Shares". Each share of APS shall be issued on June 10, 1992; have an Applicable Rate for its Initial Dividend Period (which period shall continue to and including Tuesday, January 19, 1993) equal to 3.45% per annum; have an initial Dividend Payment Date of Wednesday, July 1, 1992; and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Declaration of Trust applicable to preferred shares of beneficial interest of the Fund, as are set forth in Part I and Part II of this Certificate of Vote. The APS shall constitute a separate series of Preferred Shares of the Fund, and each share of APS shall be identical except as provided in Section 3 of Part I of this Certificate of Vote.

            No holder of APS shall have, solely by reason of being such a holder of APS, any right to acquire, purchase or subscribe for any APS, common shares of beneficial interest, par value $.01 per share, of the Fund or other securities of the Fund which it may hereafter issue or sell (whether out of the number of shares authorized by the Declaration of Trust, or out of any shares acquired by the Fund after the issuance thereof, or otherwise).

            1. Number of Shares; Ranking. (a) No fractional APS shall be issued.

                  (b) Any APS which at any time have been redeemed or purchased by the Fund shall, after such redemption or purchase, have the status of authorized but unissued Preferred Shares.

                  (c) The APS shall rank on a parity with shares of any other series of Preferred Shares (including any other series of APS) as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

            2. Dividends. (a) The Holder of any of the APS shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor, cumulative cash dividends at the Applicable Rate per annum thereof, determined as set forth in paragraph (c) of this Section 2, and no more (except to the extent set forth in Section 12 of this Part I), payable on the respective dates (each a "Dividend Payment Date") determined as set forth in paragraph (b) of this Section 2. Dividends on any of the APS shall accumulate at the Applicable Rate per annum from the Date of Original Issue thereof.

                  (b) (i) Dividends shall be payable subject to subparagraph (b)
(ii) of this Section 2, on Wednesday, July 1, 1992, and the first Business Day of each calendar month thereafter, provided that in any calendar month in which an Auction Date is scheduled to occur, dividends shall be payable on the first Business Day next succeeding such Auction Date, subject to certain exceptions, provided that if the Fund, subject to the conditions set forth in Section 4 of this Part I, designates any Subsequent Dividend Period as a Special Dividend Period, dividends will be payable: (1) with respect to a Special Dividend Period of less than 35 days, the day after the last day thereof, and (2) with respect to a Special Dividend Period of 35 days or more, the first Business Day of each calendar month thereafter provided that, in any calendar month in which an Auction Date is scheduled to occur, dividends shall be payable on the first Business Day next succeeding such Auction Date.

After any Special Dividend Period, dividends on such APS shall be payable, subject to subparagraph (b)(ii) of this Section 2, on the first Business Day of each calendar month thereafter, provided that in any calendar month in which an Auction Date for such APS is scheduled to occur, dividends shall be payable on the first Business Day next succeeding such Auction Date, subject in each case to the options of the

Fund to further designate from time to time any Subsequent Dividend Period thereof as a Special Dividend Period.

                        (ii) In the case of dividends that would otherwise be payable on a Sunday, Monday, Tuesday, Wednesday, Thursday, Friday or Saturday as determined by subparagraph (b) (i) of this Section 2, including clause (1), (2) or (3) of the proviso thereto, if (i) the Sunday, Monday or Tuesday that would otherwise be the Dividend Payment Date is not a Business Day, then dividends shall be payable on the first Business Day that falls after such Sunday, Monday or Tuesday, or (ii) the Wednesday, Thursday, Friday or Saturday that would otherwise be the Dividend Payment Date is not a Business Day, then dividends shall be payable on the first Business Day that falls prior to such Wednesday, Thursday, Friday or Saturday.

                        (iii) The Fund shall pay to the Auction Agent not later than 12:00 Noon, New York City time, on the Business Day next preceding each Dividend Payment Date for the APS, an aggregate amount of funds available on the next Business Day in The City of New York, New York, equal to the dividends to be paid to all Holders of APS on such Dividend Payment Date.

                        (iv) All moneys paid to the Auction Agent for the payment of dividends (or for the payment of any late charges pursuant to subparagraph (c)(i) of this Section 2) shall be held in trust for the payment of such dividends (and any such late charge) by the Auction Agent for the benefit of the Holders specified in subparagraph (b)(v) of this Section 2. Any moneys paid to the Auction Agent in accordance with the foregoing but not applied by the Auction Agent to the payment of dividends (and any late charge) will, to the extent permitted by law, be repaid to the Fund at the end of 90 days from the date on which such moneys were so to have been applied.

                        (v) Each dividend on the APS shall be paid on the Dividend Payment Date therefor to the Holders as their names appear on the share books of the Fund on the Business Day next preceding such Dividend Payment Date. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders as their names appear on the share books of the Fund on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Trustees.

                  (b) (i) The dividend rate on the APS during the period from and after the Date of Original Issue thereof to and including the last day of the Initial Dividend Period therefor shall be equal to the rate per annum set forth with respect to such APS under "Designation," above. For each Subsequent Dividend Period of any of the APS outstanding thereafter, the dividend rate on such APS shall be equal to the rate per annum that results from an Auction for such APS on the Auction Date next preceding such Subsequent Dividend Period; provided, however, that if an Auction for any Subsequent Dividend Period of any of the APS is not held for any reason or if a Failure to Deposit occurs and such failure has not been cured as set forth below prior to any succeeding Subsequent Dividend Period thereof, then, subject to the next succeeding provision, the dividend rate on the APS for any such Subsequent Dividend Period shall be the Maximum Rate (as defined herein) for such APS on the Auction Date for such Subsequent Dividend Period; provided, further, however, that if any Failure to Deposit shall have occurred with respect to any of the APS during any Rate Period thereof, and prior to 12:00 noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall not have been cured in accordance with the next succeeding sentence or the Fund shall not have paid to the Auction Agent a late charge equal to the sum of (1) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the full amount of dividends with respect to any Dividend Period on the

APS, an amount computed by multiplying (x) 200% of the "AA" Composite Commercial Paper Rate (or Treasury Rate, if applicable) for the Rate Period during which such Failure to Deposit occurs on the Dividend Payment Date for such Dividend Period by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit has not been cured in accordance with the next succeeding sentence (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 365, and applying the rate obtained against the aggregate liquidation preference of the outstanding APS and (2) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the Redemption Price of the APS, if any, for which Notice of Redemption has been given by the Fund pursuant to paragraph (b) of Section 3 of this Part I, an amount computed by multiplying
(x) 200% of the "AA" Composite Commercial Paper Rate (or Treasury Rate, if applicable) for the Rate Period during which such Failure to Deposit occurs on the redemption date by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit is not cured in accordance with the next succeeding sentence (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 365, and applying the rate obtained against the aggregate liquidation preference of the outstanding shares of APS to be redeemed. A Failure to Deposit with respect to the APS shall have been cured (if such Failure to Deposit is not solely due to the willful failure of the Fund to make the required payment to the Auction Agent) with respect to any Rate Period if, not later than 12:00 Noon, New York City time, on the fourth Business Day preceding the Auction Date for the Rate Period subsequent to such Rate Period the Fund shall have paid to the Auction Agent (A) all accumulated and unpaid dividends on the APS and (B) without duplication, the Redemption Price for the APS, if any, for which Notice of Redemption has been given by the Fund pursuant to paragraph (b) of Section 3 of this Part I.

                        (ii) The amount of dividends per share payable on the APS on any date on which dividends shall be payable on the APS shall be computed by multiplying the respective Applicable Rate for such APS in effect for such Dividend Period or Dividend Periods or part thereof for which dividends have not been paid by a fraction, the numerator of which shall be the number of days in such Dividend Period or Dividend Periods or part thereof and the denominator of which shall be 365 if such Dividend Period is a Rate Period, or is contained in a Rate Period, of less than one year and 360 for all other Dividend Periods, and applying the rate obtained against $50,000.

                  (d) Any dividend payment made on the APS shall first be credited against the earliest accumulated but unpaid dividends due with respect to such APS.

                  (e) Except as set forth in the next sentence, no dividends shall be declared or paid or set apart for payment on the shares of any class or series of shares ranking, as to the payment of dividends, on a parity with the APS for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the APS through the most recent Dividend Payment Date for such APS. When dividends are not paid in full upon the APS through their most recent respective Dividend Payment Dates or upon the shares of any other class or series of shares ranking on a parity as to the payment of dividends with the APS through their most recent respective dividend payment dates, all dividends declared upon the APS and any other such class or series of shares ranking on a parity as to the payment of dividends with the APS shall be declared pro rata so that the amount of dividends declared per share on the APS and such other class or series of shares shall in all cases bear to each other the same ratio that accumulated dividends per share on the APS and such other class or series of shares bear to each other (for purposes of this sentence, the amount of dividends declared per share shall be based on the Applicable Rate for such shares for the Dividend Periods during which dividends were not paid in full). Holders of the APS shall not be entitled to any dividend, whether payable in cash, property or shares, in excess of full cumulative dividends, as herein provided, on the APS. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on the APS which may be in arrears, and, except to the extent set forth in subsection (c)(i) of this Section 2, no additional sum of money shall be payable in respect of any such arrearage.

                  (f) Dividends on the APS shall be designated as exempt-interest dividends up to the amount of tax-exempt income of the Fund, to the extent permitted by, and for purposes of, Section 852 of the Internal Revenue Code of 1986, as amended from time to time.

                  (g) The Board of Trustees shall not declare any dividend (except a dividend payable in Common Shares), or declare any other distribution, upon the Common Shares, or purchase Common Shares, unless in every such case the APS have, at the time of any such declaration or purchase, an asset coverage (as defined in and determined pursuant to the 1940 Act) of at least 200% (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common stock) after deducting the amount of such dividend, distribution or purchase price, as the case may be.

            3. Redemption. (a)(i) Upon giving a Notice of Redemption, as provided below, the Fund at its option may redeem any of the APS, in whole or in part, on the Second Business Day next preceding any Dividend Payment Date applicable to those shares of APS called for redemption, out of funds legally available therefor, at the Optional Redemption Price; provided that during a Special Dividend Period of 365 days or more no share of APS will be subject to optional redemption during any Non-Call Period; provided, that any of the APS may not be redeemed in part if after such partial redemption fewer than 250 shares of such APS remain outstanding.

                        (ii) If fewer than all of the outstanding APS are to be redeemed pursuant to subparagraph (a)(i) of this Section 3, the number of APS to be redeemed shall be determined by the Board of Trustees, and such shares shall be redeemed pro rata from the Holders of such APS in proportion to the number of such shares held by such Holders.

                        (iii) No APS shall be redeemed pursuant to subparagraphs
(a)(i) or (a)(ii) of this Section 3 unless, on the date on which the Fund intends to give notice of such redemption pursuant to paragraph (b) of this
Section 3, (a) the Fund has available Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including the applicable premium, if any) due to Holders of the APS by reason of the redemption of such shares on such redemption date and (b) Moody's Eligible Assets (if Moody's is then rating the APS) and S&P Eligible Assets (if S&P is then rating the APS) each at least equal the APS Basic Maintenance Amount, and would at least equal the APS Basic Maintenance Amount immediately subsequent to such redemption, if such redemption were to occur on such date, and on the date of redemption.

                        (iv) Subject to Section 3(g), the Fund shall redeem at the Mandatory Redemption Price certain of the APS if the Fund fails to maintain the APS Basic Maintenance Amount or 1940 Act APS Asset Coverage in accordance with the requirements of the rating agency or agencies then rating the APS and such failure is not cured on or before the APS Basic Maintenance Cure Date or the 1940 Act Cure Date, as the case may be. The number of APS to be redeemed shall be equal to the lesser of (i) the minimum number of APS the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Cure Date, together with all other Preferred Shares subject to redemption or retirement, would result in the satisfaction of the APS Basic Maintenance Amount or the 1940 Act APS Asset Coverage, as the case may be, on such Cure Date (provided that, if there is no such minimum number of APS and other Preferred Shares the redemption of which would have such result, all the APS and Preferred Shares then outstanding shall be redeemed), and (ii) the maximum number of APS, together with all other Preferred Shares subject to redemption or retirement, that can be redeemed out of funds expected to be legally available therefor. In determining the APS required to be redeemed in accordance with the foregoing, the Fund shall allocate the number required to be redeemed to satisfy the APS Basic Maintenance Amount or the 1940 Act APS Asset Coverage, as the case may be, pro rata among the APS and other Preferred Shares subject to redemption provisions similar to those contained in this subparagraph (a)(iv) of this Section 3. The Fund shall effect such redemption not earlier than 20 days and not later than 40 days after such Cure Date, except that if the Fund does not have funds legally available for the redemption of all of the required number of APS and other Preferred Shares which are subject to redemption provisions similar to those contained in this subparagraph (a)(iv) of this Section 3 or the Fund otherwise is unable to effect such redemption on or prior to 40 days after such Cure Date, the Fund shall redeem those APS and other Preferred Shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the outstanding APS are to be redeemed pursuant to this
Section 3(a)(iv), the number of APS to be redeemed shall be redeemed pro rata from the Holders of such shares in proportion to the number of shares held by such Holders.

                  (b) The Fund is required to give 30 days Notice of Redemption. In the event the Fund obtains appropriate exemptive or no-action relief from the Securities and Exchange Commission, the number of days' notice required for a mandatory redemption may be reduced by the Board of Trustees of the Fund to as few as two Business Days if Moody's and S&P each has agreed in writing that the revised notice provision would not adversely affect its then-current ratings of the APS. The Auction Agent will use its reasonable efforts to provide telephonic notice to each holder of APS called for redemption not later than the close of business on the Business Day on which the Auction Agent determines the shares to be redeemed (as described above) (or, during the occurrence of a Failure to Deposit with respect to such shares, not later than the close of business on the Business Day immediately following the day on which the Auction Agent receives Notice of Redemption from the Fund). Such telephonic notice will be confirmed promptly in writing not later than the close of business on the third Business Day preceding the redemption date by notice sent by the Auction Agent to each holder of record of APS called for redemption, the Broker-Dealers and the Securities Depository. Every Notice of Redemption and other redemption notice with respect to APS will state: (1) the redemption date, (2) the number of APS to be redeemed, (3) the redemption price, (4) that dividends on the APS to be redeemed will cease to accumulate as of such redemption date and (5) the provision of the APS Provisions pursuant to which such shares are being redeemed. No defect in the Notice of Redemption or other redemption notice or in the transmittal or the mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law. If fewer than all of the APS held by any Holder are to be redeemed, the Notice of Redemption mailed to such Holder shall also specify the number of APS to be redeemed from such Holder.

                  (c) Notwithstanding the provisions of paragraph (a) of this
Section 3, if any dividends on APS are in arrears, none of the APS shall be redeemed unless all outstanding APS are simultaneously redeemed, and the Fund shall not purchase or otherwise acquire any shares of such APS; provided, however, that the foregoing shall not prevent the purchase or acquisition of all outstanding APS pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all outstanding APS.

                  (d) Upon the deposit of funds sufficient to redeem the APS with the Auction Agent and the giving of Notice of Redemption under Paragraph
(b) of this Section 3, dividends on such shares shall cease to accumulate and such shares shall no longer be deemed to be outstanding for any purpose, and all rights of the Holders of the shares so called for redemption shall cease and terminate, except the right of such Holders to receive the Optional Redemption Price or Mandatory Redemption Price, as the case may be, but without any interest or other additional amount, except as provided in Section 2(c)(i) and in Section 12. Upon surrender in accordance with the Notice of Redemption of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Trustees shall so require and the Notice of Redemption shall so state), the Optional Redemption Price or Mandatory Redemption Price, as the case may be, shall be paid by the Auction Agent to the Holders of the APS subject to redemption. In the case that fewer than all of the shares represented by any such certificate are redeemed, a new certificate shall be issued, representing the unredeemed shares, without cost to the Holder thereof. The Fund shall be entitled to receive from the Auction Agent, promptly after the date fixed for redemption, any cash deposited with the Auction Agent in excess of (i) the aggregate Optional Redemption Price of the APS called for redemption on such date and (ii) all other amounts to which Holders of the APS called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of 90 days from such redemption date shall, to the extent permitted by law, be repaid to the Fund, after which time the Holders of the APS so called for redemption may look only to the Fund for payment of the Optional Redemption Price or Mandatory Redemption Price, as the case may be, and all other amounts to which they may be entitled. The Fund shall be entitled to receive, from time to time after the date fixed for redemption, any interest on the funds so deposited.

                  (e) To the extent that any redemption for which Notice of Redemption has been given is not made by reason of the absence of legally available funds therefor, such redemption shall be made as soon as practicable to the extent such funds become available. Failure to redeem the APS shall be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Fund shall have failed, for any reason whatsoever, to deposit in trust with the Auction Agent the Redemption Price with respect to any shares for which such Notice of Redemption has been given. Notwithstanding the fact that the Fund may not have redeemed the APS for which a Notice of Redemption has been given, dividends may be declared and paid on the APS and shall include those APS for which a Notice of Redemption has been given.

                  (f) All moneys paid to the Auction Agent for payment of the Optional Redemption Price or Mandatory Redemption Price, as the case may be, of the APS called for redemption shall be held in trust by the Auction Agent for the benefit of Holders of shares so to be redeemed.

                  (g) In effecting any redemption pursuant to this Section 3, the Fund shall use its best efforts to comply with all applicable procedural conditions precedent to effecting such redemption under the 1940 Act and Massachusetts law, but shall effect no redemption except to the extent permitted by the 1940 Act and Massachusetts law.

                  (h) In the case of any redemption pursuant to this Section 3, only whole APS shall be redeemed, and in the event that any provision of the Declaration of Trust would require redemption of a fractional share, the Auction Agent shall be authorized to round up so that only whole shares are redeemed.

            4. Designation of Special Dividend Periods. (a) The Fund, at its option, may desig-nate any succeeding Subsequent Dividend Period of the APS as a Special Dividend Period; provided, however, that such designation shall be effective only if (A) notice thereof shall have been given in accordance with paragraph (b) and clause
(i) of paragraph (c) of this Section 4, (B) any Failure to Deposit that shall have occurred with respect to the APS during any Dividend Period shall have been cured in accordance with the provisions of the third sentence of paragraph
(c)(i) of Section 2 of this Part I, (C) Sufficient Clearing Bids (as defined in
Section 1 of Part II hereof) for such APS shall have existed in an Auction held on the Auction Date immediately preceding the first day of such proposed Special Dividend Period, (D) if any Notice of Redemption shall have been mailed by the Fund pursuant to paragraph (b) of Section 3 of this Part I with respect to any of the APS, the Redemption Price with respect to such shares shall have been deposited with the Auction Agent and (E) in the event the Fund wishes to designate any succeeding Subsequent Dividend Period for such APS as a Special Dividend Period consisting of more than 28 Rate Period Days, the Fund has received written confirmation from S&P (if S&P is then rating the APS) and Moody's (if Moody's is then rating the APS) that such designation would not affect the rating then assigned by S&P and Moody's to such APS.

                  (b) If the Fund proposes to designate any succeeding Subsequent Dividend Period of any of the APS as a Special Dividend Period of more than 28 Rate Period Days pursuant to paragraph (a) of this Section 4, not less than 20 nor more than 30 days prior to the date the Fund proposes to designate as the first day of such Special Dividend Period (which shall be such day that would otherwise be the first day of a Minimum Dividend Period), notice shall be (i) published or caused to be published by the Fund in a newspaper of general circulation to the financial community in The City of New York, New York, which carries financial news, and (ii) communicated by the Fund by telephonic or other means to the Auction Agent and confirmed in writing promptly thereafter. Each such notice shall state (A) that the Fund may exercise its option to designate a succeeding Subsequent Dividend Period of such APS as a Special Dividend Period, specifying the first day thereof and (B) that the Fund will by 11:00 A.M., New York City time, on the second Business Day next preceding such date notify the Auction Agent of either (x) its determination, subject to certain conditions, to exercise such option, in which case the Fund shall specify the Special Dividend Period designated and the terms of the Specific Redemption Provisions, if any, or (y) its determination not to exercise such option.

                  (c) No later than 11:00 A.M., New York City time, on the second Business Day next preceding the first day of any proposed Special Dividend Period the Fund shall deliver to the Auction Agent either:

                        (i) a notice stating (A) that the Fund has determined to designate the next succeeding Dividend Period as a Special Dividend Period, specifying the same and the first day thereof, (B) the Auction Date immediately prior to the first day of such Special Dividend Period, (C) the terms of the Specific Redemption Provisions, if any, (D) that such Special Dividend Period shall not commence if (1) on such Auction Date Sufficient Clearing Bids shall not exist (in which case the succeeding Rate Period shall be a Minimum Dividend Period) or (2) a Failure to Deposit shall have occurred prior to the first day of such Special Dividend Period and (E) the scheduled Dividend Payment Dates for such APS during such Special Dividend Period; provided that, if such Special Dividend Period consists of more than 28 Rate Period Days, such notice will be accompanied by an APS Basic Maintenance Report showing that, as of the third Business Day next preceding such proposed Special Dividend Period, (1) Moody's Eligible Assets, assuming for the purposes of calculating Moody's Eligible Assets, in connection with an APS Basic Maintenance Report required to be prepared pursuant to this Section 4(c)(i), a Moody's Exposure Period of "eight weeks or less but greater than seven weeks" (if Moody's is then rating such APS) and (2) S&P Eligible Assets (if S&P is then rating such APS) each at least equal the APS Basic Maintenance Amount as of such Business Day (assuming for purposes of the foregoing calculation that the Maximum Rate is the Maximum Rate on such Business Day as if such Business Day were the Auction Date for the proposed Special Dividend Period); or

                        (ii) a notice stating that the Fund has determined not to exercise its option to designate a Special Dividend Period for such APS and that the next succeeding Dividend Period shall be a Minimum Dividend Period.

If the Fund fails to deliver either such notice with respect to any designation of any proposed Special Dividend Period to the Auction Agent by 11:00 A.M., New York City time, on the second Business Day next preceding the first day of such proposed Special Dividend Period, the Fund shall be deemed to have delivered a notice to the Auction Agent with respect to such Special Dividend Period to the effect set forth in clause (ii) of the preceding sentence.

            5. Voting Rights. (a) Except as otherwise provided in the Declaration of Trust or as otherwise required by law, (i) each Holder of APS shall be entitled to one vote for each of the APS held on each matter submitted to a vote of shareholders of the Fund, and (ii) the holders of outstanding Preferred Shares, including APS, and of Common Shares shall vote together as a single class; provided that, at a meeting of the shareholders of the Fund held for the election of the trustees, the holders of outstanding Preferred Shares, including APS, represented in person or by proxy at said meeting, shall elect two trustees of the Fund, each Preferred Share, including each of the APS, entitling the holder thereof to one vote. Subject to paragraph (b) of this
Section 5, the holders of outstanding Common Shares shall elect the balance of the trustees.

                  (b) During any period in which any one or more of the conditions described below shall exist (such period being referred to herein as a "Voting Period"), the number of trustees constituting the Board of Trustees shall be automatically increased by the smallest number that, when added to the two trustees elected exclusively by the holders of Preferred Shares, including APS, would constitute a majority of the Board of Trustees as so increased by such smallest number, and the holders of Preferred Shares, including APS, shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the holders of all other securities and class of capital shares of the Fund), to elect such smallest number of additional trustees, together with the two trustees that such holders are in any event entitled to elect. A Voting Period shall commence:

                        (i) if at the close of business on any Dividend Payment Date accumulated dividends (whether or not earned or declared) on any outstanding APS equal to at least two full years' dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Auction Agent for the payment of such accumulated dividends; or

                        (ii) if at any time holders of any other Preferred Shares are entitled under the 1940 Act to elect a majority of the trustees of the Fund.

Upon the termination of a Voting Period, the voting rights described in this paragraph (b) of Section 5 shall cease, subject always, however, to the revesting of such voting rights in the Holders upon the further occurrence of any of the events described in this paragraph (b) of Section 5.

                  (c) (i) As soon as practicable after the accrual of any right of the holders of Preferred Shares to elect additional trustees as described in paragraph (b) of this Section 5, the Fund shall notify the Auction Agent and the Auction Agent shall call a special meeting of such holders, by mailing a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 20 days after the date of mailing of such notice. If the Fund fails to send such notice to the Auction Agent or if the Auction Agent does not call such a special meeting, it may be called by any such holder on like notice. The record date for determining the holders entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the day on which such notice is mailed. At any such special meeting and at each meeting of holders of Preferred Shares held during a Voting Period at which trustees are to be elected, such holders, voting together as a class (to the exclusion of the holders of all other securities and classes of capital shares of the Fund), shall be entitled to elect the number of trustees prescribed in paragraph (b) of this Section 5 on a one-vote-per-share basis.

                        (ii) For purposes of determining any rights of the Holders to vote on any matter, whether such right is created by this Certificate of Vote, by the other provisions of the Declaration of Trust, by statute or otherwise, no Holder shall be entitled to vote and no APS shall be deemed to be "outstanding" for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or shares deemed outstanding for quorum purposes, as the case may be, the Redemption Price for the redemption of such shares has been deposited in trust with the Auction Agent for that purpose and the requisite Notice of Redemption with respect to such shares shall have been given as provided in Section 3 of this Part I. None of the APS held by the Fund or any affiliate of the Fund shall have any voting rights or be deemed to be outstanding for voting or other purposes.

                        (iii) The terms of office of all persons who are Trustees of the Fund at the time of a special meeting of Holders and holders of other Preferred Shares to elect trustees shall continue, notwithstanding the election at such meeting by the Holders and such other holders of the number of trustees that they are entitled to elect, and the persons so elected by the Holders and such other holders, together with the two incumbent trustees elected by the Holders and such other holders of Preferred Shares and the remaining incumbent trustees elected by the holders of the Common Shares, shall constitute the duly elected trustees of the Fund.

                        (iv) Simultaneously with the termination of a Voting Period, the terms of office of the additional trustees elected by the Holders and holders of other Preferred Shares pursuant to paragraph (b) of this Section 5 shall terminate, the remaining trustees shall constitute the trustees of the Fund and the voting rights of the Holders and such other holders to elect additional trustees pursuant to paragraph (b) of this Section 5 shall cease, subject to the provisions of the last sentence of paragraph (b) of this Section 5.

                  (d) (i) So long as any of the APS are outstanding, the Fund shall not, without the affirmative vote of the Holders of the Outstanding APS determined with reference to a "majority of outstanding voting securities" as that term is defined in Section 2(a)(42) of the 1940 Act (voting separately as one class): (a) authorize, create or issue any class or series of shares of beneficial interest ranking prior to or on a parity with the APS with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, or increase the authorized amount of any series of APS (except that, notwithstanding the foregoing, but subject to the provisions of Section 13, the Board of Trustees, without the vote or consent of the Holders of APS, may from time to time authorize and create, and the Fund may from time to time issue, classes or series of Preferred Shares, including APS, ranking on a parity with the APS with respect to the payment of dividends and the distribu-tion of assets upon dissolution, liquidation or winding up of the affairs of the Fund, subject to continuing compliance by the Fund with 1940 Act APS Asset Coverage and APS Basic Maintenance Amount requirements, provided that the Fund obtains written confirmation from Moody's (if Moody's is then rating APS) and S&P (if S&P is then rating APS) that the issuance of such class or series would not impair the rating then assigned by such rating agency to the APS), (b) amend, alter or repeal the provisions of the Declaration of Trust, including this Certificate of Vote, whether by merger, consolidation or otherwise, so as to affect any preference, right or power of such APS or the Holders thereof; provided that (i) none of the actions permitted by the exception to (a) above will be deemed to affect such preferences, rights or powers and (ii) the authorization, creation and issuance of classes or series of shares ranking junior to the APS with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, will be deemed to affect such preferences, rights or powers only if Moody's or S&P is then rating the APS and such issuance would, at the time thereof, cause the Fund not to satisfy the 1940 Act APS Asset Coverage or the APS Basic Maintenance Amount, or (c) file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent.

                        (ii) The Board of Trustees, without the vote or consent of the Holders of APS, may from time to time amend, alter or repeal any or all of the definitions of the terms listed below, and any such amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of the APS or the Holders thereof, provided the Board of Trustees receives written confirmation from Moody's (such confirmation being required to be obtained only in the event Moody's is rating the APS and in no event being required to be obtained in the case of the definitions of Deposit Securities, Discounted Value and Receivables for Florida Municipal Securities Sold as such terms apply to S&P Eligible Assets, Dividend Coverage Amount, Dividend Coverage Assets, Minimum Liquidity Level, S&P Discount Factor, S&P Eligible Assets, S&P Exposure Period and Valuation Date as such term applies to the definitions of Dividend Coverage Amount, Dividend Coverage Assets and Minimum Liquidity Level) and S&P (such confirmation being required to be obtained only in the event S&P is rating the APS and in no event being required to be obtained in the case of the definitions of Discounted Value and Receivables for Florida Municipal Securities Sold as such terms apply to Moody's Eligible Assets, Moody's Discount Factor, Moody's Eligible Asset and Moody's Exposure Period) that any such amendment, alteration or repeal would not impair the ratings then assigned by Moody's or S&P, as the case may be, to the APS (provided that, with respect to the Maximum Rate, such amendment or alteration shall not, in any event, cause the Maximum Rate to fall below the Maximum Rate that would have resulted absent such amendment or alteration):

                  APS Basic
                    Maintenance Amount
                  APS Basic
                    Maintenance Cure Date
                  APS Basic
                    Maintenance Report
                  Deposit Securities
                  Discounted Value
                  Dividend Coverage Amount
                  Dividend Coverage Assets
                  Market Value
                  Maximum Potential
                    Gross-up

                    Payment Liability
                  Maximum Rate
                  Minimum Liquidity Level
                  Moody's Discount Factor
                  Moody's Eligible Asset
                  Moody's Exposure Period
                  1940 Act Cure Date
                  1940 Act APS
                    Asset Coverage
                  Quarterly Valuation Date
                  Receivables for Florida
                    Municipal Securities Sold
                  S&P Discount Factor
                  S&P Eligible Asset
                  S&P Exposure Period
                  Valuation Date

                  (e) Unless otherwise required by law, the Holders of the APS shall not have any relative rights or preferences or other special rights other than those specifically set forth herein. The Holders of the APS shall have no preemptive rights or rights to cumulative voting. In the event that the Fund fails to pay any dividends on the APS, the exclusive remedy of the Holders shall be the right to vote for trustees pursuant to the provisions of this Section 5.

                  (f) Unless a higher percentage is provided for in the Declaration of Trust, the affirmative vote of the Holders of a majority of the outstanding APS, voting as a separate class, shall be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares or any action requiring a vote of security holders of the Fund under Section 13(a) of the 1940 Act. In the event a vote of Holders of APS is required pursuant to the provisions of Section 13(a) of the 1940 Act, the Fund shall, not later than ten Business Days prior to the date on which such vote is to be taken, notify Moody's (if Moody's is then rating the APS) and S&P (if S&P is then rating the APS) that such vote is to be taken and the nature of the action with respect to which such vote is to be taken. In addition, the Fund shall notify Moody's (if Moody's is then rating the APS) and S&P (if S&P is then rating the APS) of the results of any vote described in the proceeding sentence.

                  (g) Right to Vote with Respect to Certain Other Matters. The affirmative vote of the holders of a majority (unless a higher percentage vote is required under the Declaration of Trust or under this Certificate of Vote) of the outstanding APS, voting as a separate class, is required with respect to any matter that materially affects the APS in a manner different from that of other series of classes of the Fund's shares, including without limitation any proposal to do the following: (1) increase or decrease the aggregate number of authorized shares of the series; (2) effect an exchange, reclassification, or cancellation of all or part of the shares of the series; (3) effect an exchange, or create a right of exchange, of all or any part of the shares of the series;
(4) change the rights or preferences of the shares of the series; (5) change the shares of the series, whether with or without par value, into the same or a different number of shares, either with or without par value, of the same or another class or series; (6) create a new class or series of shares having rights and preferences prior and superior to the shares of the series, or increase the rights and preferences or the number of authorized shares of a series having rights and preferences prior or superior to the shares of the series; or (7) cancel or otherwise affect distributions on the shares of the series that have accrued but have not been declared. To the extent that the interests of a series of APS affected by a matter are substantially identical to the interests of another series of APS affected by such matter (e.g., a vote of shareholders required under Section 13(a) of the 1940 Act), each such series shall vote together collectively as one class. The vote of holders of APS described above will in each case be in addition to a separate vote of the requisite percentage of Common Shares and APS necessary to authorize the action in question.

            6. Liquidation Rights. (a) Upon the dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, the Holders of the APS then outstanding shall be entitled to receive and to be paid out of the assets of the Fund available for distribution to its shareholders, before any payment or distribution shall be made on the Common Shares or on any other class of shares of the Fund ranking junior to the APS upon dissolution, liquidation or winding up, an amount equal to the liquidation preference with respect to such shares. The liquidation preference for the APS shall be $50,000 per share, plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to the date of final distribution in same-day funds, together with any payments required to be made pursuant to
Section 12 in connection with the liquidation of the Fund.

                  (b) Neither the sale of all or substantially all the property or business of the Fund, nor the merger or consolidation of the Fund into or with any other corporation nor the merger or consolidation of any other corporation into or with the Fund shall be a dissolution, liquidation or winding up, whether voluntary or involuntary, for the purposes of this Section 6.

                  (c) After the payment to the Holders of the APS of the full preferential amounts provided for in this Section 6, the Holders of the APS as such shall have no right or claim to any of the remaining assets of the Fund.

                  (d) In the event the assets of the Fund available for distribution to the Holders of the APS upon any dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such Holders are entitled pursuant to paragraph (a) of this Section 6, no such distribution shall be made on account of any shares of any other class or series of Preferred Shares ranking on a parity with the APS with respect to the distribution of assets upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the APS, ratably, in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

                  (e) Subject to the rights of the holders of shares of any series or class or classes of shares ranking on a parity with the APS with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, after payment shall have been made in full to the Holders of the APS as provided in paragraph (a) of this Section 6, but not prior thereto, any other series or class or classes of shares ranking junior to the APS with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the Holders of the APS shall not be entitled to share therein.

            7. Auction Agent. For so long as any of the APS is outstanding, the Auction Agent, duly appointed by the Fund to so act, shall be in each case a commercial bank, trust company or other financial institution independent of the Fund and its affiliates (which, however, may engage or have engaged in business transactions with the Fund or its affiliates) and at no time shall the Fund or any of its affiliates act as the Auction Agent in connection with the Auction Procedures. If the Auction Agent resigns or for any reason its appointment is terminated during any period that any of the APS is outstanding, the Board of Trustees shall use its best efforts promptly thereafter to appoint another qualified commercial bank, trust company or financial institution to act as the Auction Agent.

            8. 1940 Act APS Asset Coverage. The Fund shall maintain, as of the last Business Day of each month in which any of the APS is outstanding, the 1940 Act APS Asset Coverage.

            9. APS Basic Maintenance Amount. (a) So long as APS are Outstanding, the Fund shall maintain, on each Valuation Date, and shall verify to its satisfaction that it is maintaining on such Valuation Date, (i) S&P Eligible Assets having an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount (if S&P is then rating the APS) and (ii) Moody's Eligible Assets having an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount (if Moody's is then rating the APS). In managing the Fund's portfolio, the Adviser will not alter the composition of the Fund's portfolio if, in the reasonable belief of the Adviser, the effect of any such alteration would be to cause the Fund to have Eligible Assets with an aggregate Discounted Value, as of the immediately preceding Valuation Date, less than the APS Basic Maintenance Amount as of such Valuation Date; provided, however, that in the event that, as of the immediately preceding Valuation Date, the aggregate Discounted Value of the Fund's Eligible Assets exceeded the APS Basic Maintenance Amount by five percent or less, the Adviser will not alter the composition of the Fund's portfolio in a manner reasonably expected to reduce the aggregate Discounted Value of the Fund's Eligible Assets unless the Corporation shall have confirmed that, after giving effect to such alteration, the aggregate Discounted Value of the Fund's Eligible Assets would exceed the APS Basic Maintenance Amount.

                  (b) On or before 5:00 P.M., New York City time, on the third Business Day after a Valuation Date on which the Fund fails to satisfy the APS Basic Maintenance Amount, and on the third Business Day after the APS Basic Maintenance Cure Date with respect to such Valuation Date, the Fund shall complete and deliver to S&P (if S&P is then rating the APS), Moody's (if Moody's is then rating the APS) and the Auction Agent (if either S&P or Moody's is then rating the APS) an APS Basic Maintenance Report as of the date of such failure or such APS Basic Maintenance Cure Date, as the case may be, which will be deemed to have been delivered to the Auction Agent if the Auction Agent receives a copy or telecopy, telex or other electronic transcription thereof and on the same day the Fund mails to the Auction Agent for delivery on the next Business Day the full APS Basic Maintenance Report. The Fund shall also deliver an APS Basic Maintenance Report to S&P (if S&P is then rating the APS), and the Auction Agent (if S&P is then rating the APS) as of (i) the fifteenth day of each month (or, if such day is not a Business Day, the next succeeding Business Day) and
(ii) the last Business Day of each month, in each case on or before the third Business Day after such day. The Fund will also deliver an APS Basic Maintenance Report to Moody's on any Valuation Date that (i) the Discounted Value of Moody's Eligible Assets is greater than the APS Basic Maintenance Amount by 5% or less or (ii) on any date which the Fund redeems Common Shares. A failure by the Fund to deliver an APS Basic Maintenance Report under subparagraph (b) of this
Section 9 shall be deemed to be delivery of an APS Basic Maintenance Report indicating the Discounted Value for all assets of the Fund is less than the APS Basic Maintenance Amount, as of the relevant Valuation Date.

                  (c) Within ten Business Days after the date of delivery of an APS Basic Maintenance Report in accordance with paragraph (b) of this Section 9 relating to a Quarterly Valuation Date, the Fund shall cause the Independent Accountant to confirm in writing to S&P (if S&P is then rating the APS), Moody's (if Moody's is then rating the APS) and the Auction Agent (if either S&P or Moody's is then rating the APS) (i) the mathematical accuracy of the calculations reflected in such

Report (and in any other APS Basic Maintenance Report, randomly selected by the Independent Accountant, that was delivered by the Fund during the quarter ending on such Quarterly Valuation Date) and (ii) that, in such Report (and in such randomly selected Report), the Fund determined in accordance with this Certificate of Vote whether the Fund had, at such Quarterly Valuation Date (and at the Valuation Date addressed in such randomly-selected Report), S&P Eligible Assets (if S&P is then rating the APS) of an aggregate Discounted Value at least equal to the APS Basic Maintenance Amount and Moody's Eligible Assets (if Moody's is then rating the APS) of an aggregate Discounted Value at least equal to the APS Basic Maintenance Amount (such confirmation being herein called the "Accountant's Confirmation").

                  (d) Within ten Business Days after the date of delivery of an APS Basic Maintenance Report in accordance with paragraph (b) of this Section 9 relating to any Valuation Date on which the Fund failed to satisfy the APS Basic Maintenance Amount, and relating to the APS Basic Maintenance Cure Date with respect to such failure to satisfy the APS Basic Maintenance Amount, the Fund shall cause the Independent Accountant to provide to S&P (if S&P is then rating the APS), Moody's (if Moody's is then rating the APS) and the Auction Agent (if either S&P or Moody's is then rating the APS) an Accountant's Confirmation as to such APS Basic Maintenance Report.

                  (e) If any Accountant's Confirmation delivered pursuant to subparagraph (c) or (d) of this Section 9 shows that an error was made in the APS Basic Maintenance Report for a particular Valuation Date for which such Accountant's Confirmation was required to be delivered, or shows that a lower aggregate Discounted Value for the aggregate of all S&P Eligible Assets (if S&P is then rating the APS) or Moody's Eligible Assets (if Moody's is then rating the APS), as the case may be, of the Fund was determined by the Independent Accountant, the calculation or determination made by such Independent Accountant shall be final and conclusive and shall be binding on the Fund, and the Fund shall accordingly amend and deliver the APS Basic Maintenance Report to S&P (if S&P is then rating the APS), Moody's (if Moody's is then rating the APS) and the Auction Agent (if either S&P or Moody's is then rating the APS) promptly following receipt by the Fund of such Accountant's Confirmation.

                  (f) On or before 5:00 p.m., New York City time, on the first Business Day after the Date of Original Issue of the APS, the Fund shall complete and deliver to S&P (if S&P is then rating the APS) and to Moody's (if Moody's is then rating the APS), an APS Basic Maintenance Report as of the close of business on such Date of Original Issue. Within five Business Days of such Date of Original Issue, the Fund shall cause the Independent Accountant to confirm in writing to S&P (if S&P is then rating the APS) and to Moody's (if Moody's is then rating the APS) (i) the mathematical accuracy of the calculations reflected in such Report and (ii) that the amount of S&P Eligible Assets or Moody's Eligible Assets, as the case may be, reflected thereon equals or exceeds the APS Basic Maintenance Amount reflected thereon.

            10. Minimum Liquidity Level. So long as S&P is rating the APS, the Fund shall have, as of each Valuation Date, Dividend Coverage Assets, with respect to each then Outstanding APS, having a value not less than the Dividend Coverage Amount with respect to such share (the "Minimum Liquidity Level"). If, as of each Valuation Date, the Fund does not have the required Dividend Coverage Assets, the Fund shall, as soon as practicable, adjust its portfolio in order to meet the Minimum Liquidity Level, but only so long as S&P is rating the APS. So long as S&P is rating the APS, the Fund shall notify S&P on any Valuation Date which the Fund does not have the required Dividend Coverage Assets and does not adjust its portfolio as described in the immediately preceding sentence.

            11. Restrictions on Certain Distributions. For so long as any of the APS is Outstanding, and except as set forth in Sections 2(e) and 6(d) of this
Part I, (A) the Fund shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to the APS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of the Common Shares or any other shares of the Fund ranking junior to or on a parity with the APS as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to the APS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), or any such parity shares (except by conversion into or exchange for shares of the Fund ranking junior to or on a parity with APS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless (i) full cumulative dividends on the APS through its most recently ended Dividend Period shall have been paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent and (ii) the Fund has redeemed the full number of APS required to be redeemed by any provision for mandatory redemption pertaining thereto, and
(B) if either Moody's or S&P is rating the APS, the Fund shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to the APS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of Common Shares or any other shares of the Fund ranking junior to the APS as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any shares of Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to the APS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless immediately after such transaction the Discounted Value of Moody's Eligible Assets and S&P Eligible Assets would each at least equal the APS Basic Maintenance Amount.

            12. Additional Dividends. If the Fund retroactively allocates any net capital gains or other income taxable for federal income tax purposes to the APS without having given advance notice thereof to the Auction Agent as provided in Section 6 of Part II by reason of the fact that such allocation is made as a result of (i) the realization of net capital gains or other income taxable for federal income tax purposes, (ii) the redemption of all or a portion of the outstanding APS or (iii) the liquidation of the Fund (such allocation being referred to herein as a "Retroactive Taxable Allocation"), the Fund will simultaneously, if practicable, with such allocation but in no event later than 270 days after the end of the Fund's taxable year in which a Retroactive Taxable Allocation is made, provide notice thereof to the Auction Agent and to each Holder of such shares during such taxable year at such Holder's address as the same appears or last appeared on the share books of the Fund. Such Holders of such shares shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor, dividends in an amount equal to the aggregate Additional Dividends with respect to all Retroactive Taxable Allocations made to such shares during the taxable year in question, such dividends to be payable by the Fund to the Auction Agent, for distribution to such Holders, within 30 days after the notice described above is given to the Auction Agent.

            13. Certain Other Restrictions. (a) For so long as any of the APS is outstanding and Moody's is then rating such shares, the Fund will not, unless it has received written confirmation from

Moody's that any such action would not impair the ratings then assigned by Moody's to the APS, engage in any one or more of the following transactions:

                        (i) transactions in options on securities, futures contracts or options on futures contracts except that in connection with Moody's Hedging Transactions: (A) the Fund may buy call or put option contracts on securities; (B) the Fund may write covered call options on securities; and (C) the Fund may write put options on securities. For purposes of valuation of Moody's Eligible Assets: (A) if the Fund writes a call option, the underlying asset will be valued as follows: (1) if the option is exchange-traded and may be offset readily or if the option expires before the earliest possible redemption of the APS, at the lower of the Discounted Value of the underlying security of the option and the exercise price of the option or (2) otherwise, it has no value; (B) if the Fund writes a put option, the underlying asset will be valued as follows: the lesser of (1) exercise price and (2) the Discounted Value of the underlying security, and (iii) call or put option contracts which the Fund buys have no value. For so long as APS are rated by Moody's: (A) the Fund will not engage in options and futures transactions for leveraging or speculative purposes; (B) the Fund will not write or sell any anticipatory contracts pursuant to which the Fund hedges the anticipated purchase of an asset prior to completion of such purchase; (C) the Fund will not enter into an option or futures transaction unless, after giving effect thereto, the Fund would continue to have Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount; (D) the Fund will not enter into an option or futures transaction unless after giving effect to such transaction the Fund would continue to be in compliance with the provisions relating to the APS Basic Maintenance Amount; (E) for purposes of the APS Basic Maintenance Amount (1) assets in margin accounts are not Moody's Eligible Assets, (2) 10% of the settlement price of assets sold under a futures contract, the settlement price of assets purchased under a futures contract, the settlement price of an underlying futures contract if the Fund writes put options on futures contracts will constitute liabilities of the Fund and (3) if the Fund writes call options on futures contracts and does not own the underlying futures contract, 105% of the Market Value of the underlying futures contract will constitute a liability of the Fund; (F) the Fund shall enter into only exchange-traded futures and shall write only exchange-traded options on exchanges approved by Moody's; (G) where delivery may be made to the Fund with any of a class of securities, the Fund shall assume for purposes of the APS Basic Maintenance Amount that it takes delivery of that security which yields it the least value; (H) the Fund will not engage in forward contracts; (I) the Fund will enter into futures contracts as seller only if it owns the underlying security; and (J) there shall be a quarterly audit made of the Fund's futures and options transactions by the Fund's independent accountants to confirm that the Fund is in compliance with these standards; or

                        (ii) incur any indebtedness, without prior written approval of Moody's that such indebtedness would not adversely affect the then current rating by Moody's of the APS except that the Fund may, without obtaining the written confirmation described above, incur indebtedness for the purpose of clearing securities transactions if the APS Basic Maintenance Amount would continue to be satisfied after giving effect to such indebtedness; provided, however, that any such indebtedness shall be repaid within 60 days and will not be extended or renewed; or

                        (iii) issue any class or series of shares ranking prior to or on a parity with the APS with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Fund, or reissue any APS previously purchased or redeemed by the Fund; or

                  (a) For so long as any of the APS is Outstanding and S&P is rating such shares, the Fund will not, unless the Fund has received written confirmation from S&P that any such action would not impair the rating then assigned by such rating agency to the APS, engage in any one or more of the following transactions:

                        (i) transactions in any reverse repurchase agreements;
or

                        (ii) lend portfolio securities; or

                        (iii) borrow money, except that the Fund may, without obtaining the written confirmation described above, borrow money for the purposes of clearing securities transactions if the APS Basic Maintenance Amount would continue to be satisfied after giving effect to such borrowing; or

                        (iv) issue any class or series of shares ranking prior to or on a parity with the APS with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Fund, or reissue any APS previously purchased or redeemed by the Fund, or merge or consolidate with any corporation; or

                        (v) engage in repurchase agreement transactions in which the term of such repurchase obligation is longer than 90 days, in which the underlying security is a security other than United States treasury securities (not inclusive of zero-coupon securities), demand deposits, certificates of deposits or bankers acceptance in which the counter-party or its affiliates have securities rated A1+ by S&P with respect to such underlying security; or

                        (vi) engage in short sale transactions; or

                        (vii) purchase or sell futures contracts or options thereon or write uncovered put or uncovered call options on portfolio securities except that (A) the Fund may engage in any S&P Hedging Transactions based on the Municipal Index, provided that the Fund shall not engage in any S&P Hedging Transaction based on the Municipal Index (other than Closing Transactions) which would cause the Fund at the time of such transaction to own or have sold the least of (1) more than 1,000 outstanding futures contracts based on the Municipal Index, (2) outstanding futures contracts based on the Municipal Index and on the Treasury Bonds exceeding in number 25% of the quotient of the fair market value of the Fund's total assets divided by 100,000 or (3) outstanding futures contract based on the Municipal Index exceeding in number 10% of the average number of daily traded futures contracts based on the Municipal Index in the month prior to the time of effecting such transaction as reported by The Wall Street Journal and (B) the Fund may engage in S&P Hedging Transactions based on Treasury Bonds, provided that the Fund shall not engage in any S&P Hedging Transaction based on Treasury Bonds (other than Closing Transactions) which would cause the Fund at the time of such transaction to own or have sold the lesser of (1) outstanding futures contracts based on Treasury Bonds and on the Municipal Index exceeding in number 25% of the quotient of the fair market value of the Fund's total assets divided by 100,000 or (2) outstanding futures contracts based on Treasury Bonds exceeding in number 10% of the average number of daily traded futures contracts based on Treasury Bonds in the month prior to the time of effecting such transaction as reported by The Wall Street Journal. For so long as the APS are rated by S&P, the Fund will engage in Closing Transactions to close out any outstanding futures contracts which the Fund owns or has sold or any outstanding option thereon owned by the Fund in the event (A) the Fund does not have S&P Eligible Assets with an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount on two consecutive Valuation Dates and (B) the Fund is required to pay

Variation Margin on the second such Valuation Date. For so long as the APS are rated by S&P, the Fund will engage in a Closing Transaction to close out any outstanding futures contract or option thereon in the month prior to the delivery month under the terms of such futures contract or option thereon unless the Fund holds securities deliverable under such terms. For purposes of determining S&P Eligible Assets to determine compliance with the APS Basic Maintenance Amount, no amounts on deposit with the Fund's custodian or broker representing Initial Margin or Variation Margin shall constitute S&P Eligible Assets. For so long as the APS are rated by S&P, when the Fund writes a futures contract or option thereon, it will maintain an amount of cash, cash equivalents or short-term, money market securities in a segregated account with the Fund's custodian, so that the amount so segregated plus the amount of Initial Margin and Variation Margin held in the account of the Fund's broker equals the fair market value of the futures contract, except that in the event the Fund writes a futures contract or option thereon which requires delivery of an underlying security, the Fund shall hold such underlying security.

            14. Notice. All notices or communications, unless otherwise specified in the By-Laws of the Fund or this Certificate of Vote, shall be sufficiently given if in writing and delivered in person or mailed by first-class mail, postage prepaid. Notice shall be deemed given on the earlier of the date received or the date seven days after which such notice is mailed.

            15. Definitions. As used in Parts I and II hereof, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

                  (a) "'AA' Composite Commercial Paper Rate," on any date for any Rate Period, shall mean (i) (A) in the case of any Minimum Dividend Period or any Rate Period between 7 and 28 Rate Period Days, the interest equivalent of the 30-day rate; provided, however, in the case of any Minimum Dividend Period of 7 days or any Rate Period with 7 Rate Period Days and the "AA" Composite Commercial Paper Rate is being used to determine the Applicable Rate when all of the Outstanding APS are subject to Submitted Hold Orders, then the interest equivalent of the 7-day rate, and (B) in the case of any Rate Period with more than 28 Rate Period Days, the interest equivalent of the 180-day rate, on commercial paper placed on behalf of issuers whose corporate bonds are rated "AA" by S&P or the equivalent of such rating by S&P or another rating agency, as made available on a discount basis or otherwise by the Federal Reserve Bank of New York for the Business Day immediately preceding such date; or (ii) in the event that the Federal Reserve Bank of New York does not make available any such rate, then the arithmetic average of such rates, as quoted on a discount basis or otherwise, by the Commercial Paper Dealers to the Auction Agent for the close of business on the Business Day next preceding such date. If any Commercial Paper Dealer does not quote a rate required to determine the "AA" Composite Commercial Paper Rate, the "AA" Composite Commercial Paper Rate shall be determined on the basis of the quotation or quotations furnished by the remaining Commercial Paper Dealer or Commercial Paper Dealers and any Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers selected by the Fund to provide such rate or rates not being supplied by any Commercial Paper Dealer or Commercial Paper Dealers, as the case may be, or, if the Fund does not select any such Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers, by the remaining Commercial Paper Dealer or Commercial Paper Dealers. For purposes of this definition, the "interest equivalent" of a rate stated on a discount basis (a "discount rate") for commercial paper of a given days' maturity shall be equal to the quotient (rounded upwards to the next higher one-thousandth (.001) of 1%) of (A) the discount rate divided by (B) the difference between (x) 1.00 and (y) a fraction the numerator of which shall be the product of the discount rate times the number of days in which such commercial paper matures and the denominator of which shall be 360.

                  (b) "Accountant's Confirmation" shall have the meaning set forth in paragraph (c) of Section 9 of this Part I.

                  (c) "Additional Dividends" means payment to a Holder of APS of an amount which, when taken together with the aggregate amount of Retroactive Taxable Allocations made to such Holder with respect to the taxable year in question, would cause such Holder's dividends in dollars (after federal income tax consequences) from the aggregate of both the Retroactive Taxable Allocations and the Additional Dividends to be equal to the dollar amount of the dividends which would have been received by such Holder if the amount of the aggregate Retroactive Taxable Allocations would have been excludable from the gross income of such Holder. State taxes imposed on the Additional Dividends, however, may reduce the amount of after tax cash a holder would have had if there were no Retroactive Taxable Allocation. Such Additional Dividends shall be calculated
(i) without consideration being given to the time value of money; (ii) assuming that no Holder of APS is subject to the federal alternative minimum tax with respect to dividends received from the Fund; and (iii) assuming that each Retroactive Taxable Allocation would be taxable in the hands of each Holder of APS at the maximum marginal regular federal individual income tax rate applicable to ordinary income or net capital gains, as applicable, or the maximum marginal regular federal corporate income tax rate, whichever is greater, in effect during the B-20 taxable year in question.

                  (d) "Anticipation Notes" means the following Florida municipal securities: tax anticipation notes, revenue anticipation notes and tax and revenue anticipation notes.

                  (e) "Applicable Rate" shall have the meaning specified in subparagraph (c)(i) of Section 2 of this Part I.

                  (f) "APS Basic Maintenance Amount," as of any Valuation Date, shall mean the dollar amount equal to the sum of (i)(A) the product of the number of APS Outstanding on such date multiplied by $50,000; (B) the aggregate amount of dividends that will have accumulated at the Applicable Rate (whether or not earned or declared) to (but not including) the first respective Dividend Payment Dates for each of the APS Outstanding that follow such Valuation Date;
(C) the amount equal to the Projected Dividend Amount (based on the number of APS Outstanding on such date); (D) the amount of anticipated expenses of the Fund for the 90 days subsequent to such Valuation Date; (E) the amount of the Fund's Maximum Potential Additional Dividend Liability as of such Valuation Date; (F) the amount of any premium payable pursuant to a Premium Call Period; and (G) any current liabilities as of such Valuation Date to the extent not reflected in any of (i)(A) through (i)(F) (including, without limitation, any amounts described in Section 13 of Part I as required to be treated as liabilities in connection with the Fund's transactions in futures and options and including any payables for Florida municipal securities purchased as of such Valuation Date) less (ii) either (A) the face value of any of the Fund's assets irrevocably deposited by the Fund for the payment of any of (i)(A) through
(i)(G) if such assets mature prior to or on the date of payment of the liability for which such assets are deposited and are either securities issued or guaranteed by the United States Government or have a rating assigned by Moody's of P-1, VMIG-1 or MIG-1 (or, with respect to S&P, SP-1+ or A-1+) or (B) the Discounted Value of such assets. For purposes of the APS Basic Maintenance Amount in connection with S&P's ratings of the APS, with respect to any transactions by the Fund in futures contracts, the Fund shall include as liabilities (i) 30% of the aggregate settlement value, as marked to market, of any outstanding futures contracts based on the Municipal Index which are owned by the Fund plus (ii) 25% of the aggregate settlement value, as marked to market, of any outstanding futures contracts based on Treasury Bonds which contracts are owned by the Fund. For purposes of the APS Basic Maintenance Amount in connection with Moody's rating of the APS, with respect to any transactions by the Fund in securities options, the Fund shall include as liabilities (i) 10% of the exercise price of a call option written by the Fund and (ii) the exercise price of any written put option.

                  (g) "APS Basic Maintenance Cure Date," with respect to the failure by the Fund to satisfy the APS Basic Maintenance Amount (as required by paragraph (a) of Section 9 of this Part I) as of a given Valuation Date, shall mean the third Business Day following such Valuation Date.

                  (h) "APS Basic Maintenance Report" shall mean a report signed by the President, Treasurer or any Senior Vice President or Vice President of the Fund which sets forth, as of the related Valuation Date, the assets of the Fund, the Market Value and the Discounted Value thereof (seriatim and in aggregate), and the APS Basic Maintenance Amount.

                  (i) "Auction" shall mean each periodic implementation of the Auction Procedures.

                  (j) "Auction Agency Agreement" shall mean the agreement between the Fund and the Auction Agent which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for the APS so long as the Applicable Rate for such APS is to be based on the results of an Auction.

                  (k) "Auction Agent" shall mean the entity appointed as such by a resolution of the Board of Trustees in accordance with Section 7 of this Part I.

                  (l) "Auction Date," with respect to any Rate Period, shall mean the Business Day next preceding the first day of such Rate Period initially, Tuesday, January 19, 1993 and thereafter each July 19 and January 19, subject to change as set forth herein.

                  (m) "Auction Procedures" shall mean the procedures for conducting Auctions set forth in Part II hereof.

                  (n) "Board of Trustees" shall mean the Board of Trustees of the Fund or any duly authorized committee thereof.

                  (o) "Business Day" shall mean a day on which the New York Stock Exchange is open for trading and which is neither a Saturday, Sunday nor any other day on which banks in The City of New York, New York, are authorized by law to close.

                  (p) "Closing Transactions" means the termination of a futures contract or option position by taking an equal position opposite thereto in the same delivery month as such initial position being terminated.

                  (q) "Commercial Paper Dealers" shall mean Goldman, Sachs Money Markets, L.P., Lehman Commercial Paper Incorporated, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Smith Barney, Harris Upham & Co. or, in lieu of any thereof, their respective affiliates or successors, if such entity is a commercial paper dealer.

                  (r) "Common Shares" shall mean the common shares of beneficial interest, par value $.01 per share, of the Fund.

                  (s) "Cure Date" shall mean the APS Basic Maintenance Cure Date or the 1940 Act Cure Date, as the case may be.

                  (t) "Date of Original Issue," with respect to the APS, shall mean the date on which the Fund initially issued such APS.

                  (u) "Deposit Securities" shall mean cash and Florida municipal securities rated at least A-1+ or SP-1+ by S&P, except that, for purposes of
Section 3(a)(iii) of this Part I, such Florida municipal securities shall be considered "Deposit Securities" only if they are also rated P-1, MIG-1 or VMIG-1 by Moody's.

                  (v) "Discounted Value" shall mean (i) with respect to an S&P Eligible Asset, the quotient of the Market Value thereof divided by the applicable S&P Discount Factor and (ii) with respect to a Moody's Eligible Asset, the quotient of the Market Value thereof divided by the applicable Moody's Discount Factor, provided that with respect to a Moody's Eligible Asset, Discounted Value shall not exceed the par value of such Asset at any time.

                  (w) "Dividend Coverage Amount," as of any Valuation Date, shall mean, with respect to each of the APS, (i) the aggregate amount of dividends that will accumulate on such APS to (but not including) the first Dividend Payment Date for such share that follows such Valuation Date plus any liabilities that will become payable prior to or on such payment date, less (ii) the combined value of Deposit Securities irrevocably deposited for the payment of dividends on such APS and Receivables for Florida Municipal Securities Sold which become due prior to the Dividend Payment Date and interest with respect to Florida municipal securities which is payable to the Fund prior to the Dividend Payment Date.

                  (x) "Dividend Coverage Assets," as of any Valuation Date, shall mean, with respect to each of the APS, Deposit Securities with maturity or tender dates not later than the day preceding the first Dividend Payment Date for such share that follows such Valuation Date and having a value not less than the Dividend Coverage Amount with respect to such share.

                  (y) "Dividend Payment Date," with respect to the APS, shall mean any date on which dividends on such APS are payable pursuant to the provisions of paragraph (b) of Section 2 of this Part I.

                  (z) "Dividend Period," with respect to the APS, shall mean the period from and including the Date of Original Issue of such APS to but excluding the initial Dividend Payment Date for such APS and any period thereafter from and including one Dividend Payment Date for such APS to but excluding the next succeeding Dividend Payment Date for such APS.

                  (aa) "Fund" shall mean Van Kampen Merritt Trust For Investment Grade Florida Municipals, a Massachusetts business trust, which is the issuer of the APS.

                  (bb) "Failure to Deposit," with respect to the APS, shall mean a failure by the Fund to pay to the Auction Agent, not later than 12:00 noon, New York City time, (A) on the Business Day next preceding any Dividend Payment Date for such APS, in funds available on such Dividend

Payment Date in The City of New York, New York, the full amount of any dividend (whether or not earned or declared) to be paid on such Dividend Payment Date on any of the APS or (B) on the Business Day next preceding any redemption date in funds available on such redemption date for such APS in The City of New York, New York, the Redemption Price to be paid on such redemption date for the APS after notice of redemption is given pursuant to paragraph (b) of Section 3 of this Part I.

                  (cc) "Holder," with respect to the APS, shall mean the registered holder of such APS as the same appears on the share books of the Fund.

                  (dd) "Independent Accountant" shall mean a nationally recognized accountant, or firm of accountants, that is with respect to the Fund an independent public accountant or firm of independent public accountants under the Securities Act of 1933, as amended from time to time.

                  (ee) "Initial Dividend Period," with respect to the APS, shall mean the period from and including the Date of Original Issue thereof to but excluding the initial Dividend Payment Date which occurs in a month which contains the first scheduled Auction Date for the APS.

                  (ff) "Interest Equivalent" means a yield on a 360-day basis of a discount basis security which is equal to the yield on an equivalent interest-bearing security.

                  (gg) "Initial Margin" means the amount of cash or securities deposited with a custodian for the benefit of a futures commission merchant as a good-faith deposit at the time of the initiation of a purchase or sale position with respect to a futures contract or a sale position with respect to an option position thereon.

                  (hh) "Market Value" of any asset of the Fund shall mean the market value thereof determined by the Pricing Service designated from time to time by the Board of Trustees. Market Value of any asset shall include any interest accrued thereon. The Pricing Service values portfolio securities at the mean between the quoted bid and asked price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods which include consideration of yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations.

                  (ii) "Mandatory Redemption Price" means $50,000 per share of APS plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption (whether or not earned or declared).

                  (jj) "Master Purchaser's Letter" has the meaning specified in
Section 1 of Part II hereof.

                  (kk) "Maximum Potential Additional Dividends Liability," as of any Valuation Date, shall mean the aggregate amount of Additional Dividends that would be due if the Fund were to make Retroactive Taxable Allocations, with respect to any fiscal year, estimated based upon dividends paid and the amount of undistributed realized net capital gains and other taxable income earned by the Fund, as of the end of the calendar month immediately preceding such Valuation Date, and assuming such Additional Dividends are fully taxable.

                  (ll) "Minimum Liquidity Level" shall have meaning set forth in
Section 10 of this Part I.

                  (mm) "Minimum Dividend Period" shall mean with respect to the APS, any Rate Period consisting of 28 Rate Period Days.

                  (nn) "Moody's" shall mean Moody's Investors Service, Inc., a Delaware corporation, and its successors.

                  (oo) "Moody's Discount Factor" shall mean, for purposes of determining the Discounted Value of any Moody's Eligible Asset, the percentage determined by reference to the rating on such asset and the shortest Exposure Period set forth opposite such rating that is the same length as or is longer than the Moody's Exposure Period, in accordance with the table set forth below:

                                                  Rating Category
                                    --------------------------------------------
Exposure Period                     Aaa(1)   Aa(1)    A(1)   Baa(1)   Other(2)  (V)MIG-1(1,3,4)    SP-1+(3,4)
---------------                     ---      --       -      ---      -----     --------           -----
7 weeks......................       151%    159%     168%    202%       229%       136%              148%
8 weeks or less but greater
  than seven weeks...........       154     164      173     205        235        137               149
9 weeks or less but greater
  than eight weeks...........       158     169      179     209        242        138               150

----------

      (1)   Moody's rating.
      (2) Florida municipal securities not rated by Moody's but rated BBB or BBB+ by S&P.
      (3) Florida municipal securities rated MIG-1 or VMIG-1 or, if not rated by Moody's, rated SP-1+ by S&P which do not mature or have a demand feature at par exercisable within the Moody's Exposure Period and which do not have a long-term rating.
      (4) For the purposes of the definition of Moody's Eligible Assets, these securities will have an assumed rating of "A" by Moody's.

                        Notwithstanding the foregoing, (i) no Moody's Discount
             Factor will be applied to short-term Florida municipal securities so long as such Florida municipal securities are rated at least MIG-1, VMIG-1 or P-1 by Moody's and mature or have a demand feature at par exercisable within the Moody's Exposure Period and the Moody's Discount Factor for such Florida municipal securities will be 125% as long as such Florida municipal securities are rated at least A-1-/AA or SP-1+/AA by S&P and mature or have a demand feature at par exercisable within the Moody's Exposure Period and
             (ii) no Moody's Discount Factor will be applied to cash or to Receivables for Florida Municipal Securities Sold.

                  (pp) "Moody's Eligible Asset" shall mean cash, Receivables for Florida Municipal Securities Sold or a Florida municipal security that (i) pays interest in cash, (ii) is publicly rated Baa or higher by Moody's or, if not rated by Moody's but rated by S&P, is rated at least BBB by S&P (provided that, for purposes of determining the Moody's Discount Factor applicable to any such

S&P-rated municipal security, such municipal security (excluding any short-term Florida municipal security) shall be deemed to have a Moody's rating which is one full rating category lower than its S&P rating), (iii) does not have its Moody's rating suspended by Moody's; and (iv) is part of an issue of Florida municipal securities of at least $10,000,000. Florida municipal securities issued by any one issuer and rated BBB by S&P may comprise no more than 4% of total Moody's Eligible Assets; such BBB-rated Florida municipal securities, if any, together with any Florida municipal securities issued by the same issuer and rated Baa by Moody's or A by S&P, may comprise no more than 6% of total Moody's Eligible Assets; such BBB, Baa and A-rated Florida municipal securities, if any, together with any Florida municipal securities issued by the same issuer and rated A by Moody's or AA by S&P, may comprise no more than 10% of total Moody's Eligible Assets; and such BBB, Baa, A and AA-rated Florida municipal securities, if any, together with any Florida municipal securities issued by the same issuer and rated Aa by Moody's or AAA by S&P, may comprise no more than 20% of total Moody's Eligible Assets. For purposes of the foregoing sentence, any Florida municipal security backed by the guaranty, letter of credit or insurance issued by a third party shall be deemed to be issued by such third party if the issuance of such third party credit is the sole determinant of the rating on such Florida municipal security. Florida municipal securities classified within one issue type concentration and rated BBB by S&P may comprise no more than 12% of Moody's Eligible Assets; such BBB-rated Florida municipal securities, if any, together with any Florida municipal securities in the same issue type and rated Baa by Moody's or A by S&P may comprise no more than 20% of Moody's Eligible Assets; such BBB, Baa and A-rated Florida municipal securities, if any, together with any Florida municipal securities in the same issue type and rated A by Moody's or AA by S&P may comprise no more than 40% of Moody's Eligible Assets and such BBB, Baa, A and AA-rated Florida municipal securities, if any, together with any Florida municipal securities in the same issue type and rated Aa by Moody's or AAA by S&P, may comprise no more than 60% of Moody's Eligible Assets. For purposes of the issue type concentration requirement described above, Florida municipal securities will be classified within one of the following categories: health care issues (teaching and non-teaching hospitals, public and private), housing issues (single-and multi-family), educational facilities issues (public and private schools), student loan issues, resource recovery issues, transportation issues (mass transit, airport and highway bonds), industrial development bond issues, utility issues (water, sewer and electricity), general obligation issues, lease obligations, escrowed bonds and other issues ("Other Issues") (includes special obligations to crossover, excise and sales tax revenue, recreation revenue, special assessment and telephone revenue bonds only) not falling within one of the aforementioned categories. In no event shall (a) more than 10% of Moody's Eligible Assets consist of student loan issues, (b) more than 10% of Moody's Eligible Assets consist of resource recovery issues or (c) more than 10% of Moody's Eligible Assets consist of Other Issues. Florida municipal securities issued by issuers located within a single county and rated BBB by S&P may comprise no more than 12% of total Moody's Eligible Assets; such BBB-rated Florida municipal securities, if any, together with any Florida municipal securities issued by issuers located within the same county and rated Baa by Moody's or A by S&P may comprise no more than 20% of total Moody's Eligible Assets; such BBB, Baa and A-rated Florida municipal securities, if any, together with any Florida municipal securities issued by issuers located within the same county and rated A by Moody's or AA by S&P, may comprise no more than 40% of total Moody's Eligible Assets; and such BBB, Baa, A and AA-rated Florida municipal securities, if any, together with any Florida municipal securities issued by issuers located within the same county and rated Aa by Moody's or AAA by S&P, may comprise no more than 60% of total Moody's Eligible Assets. The single county limitations set forth in the immediately preceding sentence apply to general obligation bonds only. For purposes of applying the foregoing requirements, a Florida municipal security shall be deemed to be rated BBB by S&P if rated BBB or BBB+ by S&P. For purposes of minimum issue size, maximum underlying obligor, maximum issue type concentration and maximum county concentration, Moody's Eligible Assets shall be calculated without including cash and Florida municipal securities rated MIG-1 or

VMIG-1 or, if not rated by Moody's, rated SP-1+ by S&P, which either mature or have a demand feature at par exercisable within the Moody's Exposure Period. Where the Fund sells an asset and agrees to repurchase such asset in the future, the Discounted Value of such asset will constitute a Moody's Eligible Asset and the amount the Fund is required to pay upon repurchase of such asset will count as a liability for the purposes of the APS Basic Maintenance Amount. Where the Fund purchases an asset and agrees to sell it to a third party in the future, cash receivable by the Fund thereby will constitute a Moody's Eligible Asset if the long-term debt of such other party is rated at least A2 by Moody's and such agreement has a term of 30 days or less; otherwise the Discounted Value of such asset will constitute a Moody's Eligible Asset. For the purposes of calculation of Moody's Eligible Assets, Florida municipal securities which have been called for redemption by the issuer thereof shall be valued at the lower of Market Value or the call price of such Florida municipal securities.

            Notwithstanding the foregoing, an asset will not be considered a Moody's Eligible Asset to the extent that it has been irrevocably deposited for the payment of (i)(A) through (i)(G) under the definition of APS Basic Maintenance Amount or it is subject to any material lien, mortgage, pledge, security interest or security agreement of any kind (collectively, "Liens"), except for (a) Liens which are being contested in good faith by appropriate proceedings and which Moody's has indicated to the Fund will not affect the status of such asset as a Moody's Eligible Asset, (b) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (c) Liens to secure payment for services rendered or cash advanced to the Fund by Van Kampen Merritt Investment Advisory Corp., the Administrator, State Street Bank and Trust Company or the Auction Agent and (d) Liens by virtue of any repurchase agreement.

                  (qq) "Moody's Exposure Period" shall mean the period commencing on a given Valuation Date and ending 46 days thereafter.

                  (rr) "Moody's Hedging Transactions" shall mean transactions in options on securities, futures contracts based on the Municipal Index or Treasury Bonds and options on such futures contracts.

                  (ss) "Municipal Index" shall mean The Bond Buyer Municipal Bond Index.

                  (tt) "1940 Act" shall mean the 1940 Act of 1940, as amended from time to time.

                  (uu) "1940 Act APS Asset Coverage" shall mean asset coverage, as defined in Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Fund which are stock, including all outstanding APS (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common stock).

                  (vv) "1940 Act Cure Date," with respect to the failure by the Fund to maintain the 1940 Act APS Asset Coverage (as required by Section 8 of this Part I) as of the last Business Day of each month, shall mean the last Business Day of the following month.

                  (ww) "Non-call Period" shall have the meaning set forth below under "Specific Redemption Provisions."

                  (xx) "Notice of Redemption" shall mean any notice with respect to the redemption of the APS pursuant to Section 3 of this Part I.

                  (yy) "Optional Redemption Price" shall mean (i) $50,000 per share of APS in the case of a six-month Dividend Period or a Special Dividend Period of less than 365 days or (ii) with respect to a Special Dividend Period of 365 days or more the Optional Redemption Price set forth in the Specific Redemption Provisions in connection therewith; in each case plus an amount equal to accumulated but unpaid dividends thereon to the date of redemption (whether or not earned or declared).

                  (zz) "Preferred Shares" shall mean the authorized preferred shares of beneficial interest, par value $.01 per share, of the Fund, and includes the APS.

                  (aaa) "Premium Call Period" shall have the meaning set forth below under "Specific Redemption Provisions."

                  (bbb) "Pricing Service" means Van Kampen Merritt Investment Advisory Corp., acting pursuant to a Fund Pricing Agreement between the Fund and Van Kampen Merritt Investment Advisory Corp. and any successor pricing service approved in writing by Moody's (if Moody's is then rating the APS) and S&P (if S&P is then rating the APS).

                  (ccc) "Projected Dividend Amount" means, with respect to the the APS, on any Valuation Date in the event the then current Dividend Period will end within 47 calendar days of such date, from and after the last day of such Dividend Period until 47 calendar days less the number of days remaining in the current Dividend Period at an Applicable Rate equal to the Maximum Rate for such Dividend Period multiplied by the larger of the factors (currently 304%) that the Fund has been informed by Moody's and S&P is applicable to the Projected Dividend Amount and designed to take into account increases in dividend rates over such period.

                  (ddd) "Quarterly Valuation Date" shall mean the last Business Day of each fiscal quarter of the Fund in each fiscal year of the Fund, commencing July 31, 1992.

                  (eee) "Rate Period," with respect to the APS, shall mean the Initial Dividend Period thereof and any Subsequent Dividend Period, including any Special Dividend Period, for such APS.

                  (fff) "Rate Period Days," for any Rate Period, if such Rate Period is less than one year, shall mean the number of days (without giving effect to subparagraph (b)(ii) of Section 2 of this Part I) in such Rate Period.

                  (ggg) "Receivables for Florida Municipal Securities Sold" shall mean (A) for purposes of calculation of Moody's Eligible Assets as of any Valuation Date, no more than the aggregate of the following: (i) the book value of receivables for Florida municipal securities sold as of or prior to such Valuation Date if such receivables are due within five business days of such Valuation Date, and if the trades which generated such receivables are (x) settled through clearing house firms with respect to which the Fund has received prior written authorization from Moody's or (y) with counterparties having a Moody's long-term debt rating of at least Baa3; and (ii) the Moody's Discounted Value of Florida municipal securities sold as of or prior to such Valuation Date which generated receivables, if such receivables are due within the Moody's Exposure Period but do not comply with either of the conditions specified in (i) above, and (B) for purposes of calculation of S&P Eligible Assets as of any Valuation Date, the book value of receivables for Florida municipal securities sold as of or prior to such Valuation Date if such receivables are due within five business days of such Valuation Date.

                  (hhh) "Redemption Price" shall mean the Optional Redemption Price or the Mandatory Redemption Price, as applicable.

                  (iii) "Retroactive Taxable Allocation" shall have the meaning set forth in Section 12 hereof.

                  (jjj) "S&P" shall mean Standard & Poor's Fund, a New York corporation, and its successors.

                  (kkk) "S&P Discount Factor" shall mean, for purposes of determining the Discounted Value of any S&P Eligible Asset, the percentage determined by reference to the rating on such asset and the shortest Exposure Period set forth opposite such rating that is the same length as or is longer than the S&P Exposure Period, in accordance with the table set forth below:

                                                  Rating Category
                                               ---------------------
Exposure Period                                AAA*  AA*     A*     BBB*
---------------                                ----  ---     --     ----

40 Business Days . . . . . . . . . . . .       205%  210%    225%   265%
22 Business Days . . . . . . . . . . . .       185   190     205    245
10 Business Days . . . . . . . . . . . .       170   175     190    230
 7 Business Days . . . . . . . . . . . .       165   170     185    225
 3 Business Days . . . . . . . . . . . .       145   150     165    205

----------
*     S&P rating.

            Notwithstanding the foregoing, (i) the S&P Discount Factor for short-term Florida municipal securities will be 115%, so long as such Florida municipal securities are rated A-1+ or SP-1+ by S&P and mature or have a demand feature exercisable within 30 days or less, or 125% if such Florida municipal securities are not rated by S&P but are rated VMIG-1, P-1 or MIG-1 by Moody's; provided, however, that any such Moody's rated short-term Florida municipal securities which have demand features exercisable within 30 days or less must be backed by a letter of credit, liquidity facility or guarantee from a bank or other financial institution with a short-term rating of at least A-1+ from S&P; and further provided that such Moody's-rated short-term Florida municipal securities may comprise no more than 50% of short-term Florida municipal securities that qualify as S&P Eligible Assets and (ii) no S&P Discount Factor will be applied to cash or to Receivables for Florida Municipal Securities Sold. For purposes of the foregoing, Anticipation Notes rated SP-1+ or, if not rated by S&P, rated MIG-1 or VMIG-1 by Moody's, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating, shall be considered to be short-term Florida municipal securities.

                  (lll) "S&P Eligible Asset" shall mean cash (excluding any cash irrevocably deposited by the Fund for the payment of any liabilities within the meaning of APS Basic Maintenance Amount), Receivables for Florida Municipal Securities Sold or a Florida municipal security owned by the Fund that (i) is interest bearing and pays interest at least semi-annually; (ii) is payable with respect to principal and interest in U.S. Dollars; (iii) is publicly rated BBB or higher by S&P or, if not rated by S&P but rated by Moody's, is rated at least A by Moody's (provided that such Moody's-rated Florida municipal securities will be included in S&P Eligible Assets only to the extent the Market Value of such Florida municipal securities does not exceed 50% of the aggregate Market Value of S&P Eligible Assets; and further provided that, for purposes of determining the S&P Discount Factor applicable to any such Moody's-rated Florida municipal security, such Florida municipal security will be deemed to have an S&P rating which is one full rating category lower than its Moody's rating); (iv) is not part of a private placement of municipal securities; and (v) is part of an issue of Florida municipal securities with an original issue size of at least $10 million or, if an issue with an original issue size below $10 million (but in no event below $5 million), is issued by an issuer with a total of at least $50 million of securities outstanding. Solely for purposes of this definition, the term "Florida municipal securities" means any obligation the interest on which is exempt from regular federal income taxation and which issued by any of the fifty United States, the District of Columbia or any of the territories of the United States, their subdivisions, counties, cities, towns, villages, school districts and agencies (including authorities and special districts created by the states), and federally sponsored agencies such as local housing authorities. Notwithstanding the foregoing limitations:

                        (i) Florida municipal securities of any one issuer or guarantor (excluding bond insurers) shall be considered S&P Eligible Assets only to the extent the Market Value of such Florida municipal securities does not exceed 10% of the aggregate Market Value of S&P Eligible Assets provided that 2% is added to the applicable S&P Discount Factor for every 1% by which the Market Value of such Florida municipal securities exceeds 5% of the aggregate Market Value of S&P Eligible Assets;

                        (ii) Florida municipal securities guaranteed or insured by any one bond insurer shall be considered S&P Eligible Assets only to the extent the Market Value of such Florida municipal securities does not exceed 25% of the aggregate Market Value of S&P Eligible Assets; and

                        (iii) Florida municipal securities of any one issue type category will be considered S&P Eligible Assets only to the extent the fair market value of such Florida municipal securities does not exceed 20% of the aggregate fair market value of S&P Eligible Assets. For purposes of this requirement, Florida municipal securities will be classified into one of the following categories: health care issues, housing issues, educational issues, facilities issues, student loan issues, transportation issues, industrial development bond issues, public power utilities issues, water and sewer utilities issues, special utilities issues, general obligation issues, lease obligations, escrowed bonds and other issues not falling within one of the aforementioned categories. Furthermore, special utilities issues that are not rated by S&P will not be considered S&P Eligible Assets.

                  (mmm) "S&P Exposure Period" shall mean the maximum period of time following a Valuation Date that the Fund has under this Certificate of Vote to cure any failure to maintain, as of such Valuation Date, the Discounted Value for its portfolio at least equal to the APS Basic Maintenance Amount (as described in paragraph (a) of Section 9 of this Part I).

                  (nnn) "S&P Hedging Transactions" means futures contracts based on the Municipal Index or Treasury Bonds, put and call options on such contracts purchased by the Fund and covered call options and secured put options on portfolio securities written by the Fund.

                  (ooo) "Special Dividend Period," with respect to the APS, shall mean any Subsequent Dividend Period commencing on the date designated by the Fund in accordance with Section 4 of this Part I and ending on the last day of the last Dividend Period thereof, with such number of consecutive days or whole years as the Board of Trustees shall specify, including the terms of any Specific Redemption Provisions, if any.

                  (ppp) "Specific Redemption Provisions" means, with respect to any Special Dividend Period of 365 or more days, either, or any combination of,
(i) period (a "Non-Call Period") determined by the Board of Trustees, after consultation with the Broker-Dealers, during which the shares subject to such Special Dividend Period are not subject to redemption at the option of the Fund and (ii) a period (a "Premium Call Period"), consisting of a number of whole years and determined by the Board of Trustees, after consultation with the Broker-Dealers, during each year of which the shares subject to such Special Dividend Period shall be redeemable at the Fund's option at a price per share equal to $50,000 plus accumulated but unpaid dividends plus a premium expressed as a percentage of $50,000 as determined by the Board of Trustees after consultation with the Broker-Dealers; provided that during any Special Dividend Period of 365 or more days if on the date of determination of the Applicable Rate for such APS, such Applicable Rate equaled or exceeded the Treasury Rate, the Fund may redeem APS without regard to any Non-Call Period or Premium Call Period at the Mandatory Redemption Price.

                  (qqq) "Subsequent Dividend Period," with respect to the APS, shall mean the period from and including the first day following the Initial Dividend Period thereof to but excluding the next Dividend Payment Date which follows a scheduled Auction for such APS and any period thereafter from and including one Dividend Payment Date which follows a scheduled Auction for such APS to but excluding the next succeeding Dividend Payment Date which follows a scheduled Auction for such APS; provided, however, that if any Subsequent Dividend Period is also a Special Dividend Period, such term shall mean the period commencing on the first day of such Special Dividend Period and ending on the last day of the last Dividend Period thereof.

                  (rrr) "Substitute Commercial Paper Dealer" shall mean The First Boston Company or Morgan Stanley & Co. Incorporated or their respective affiliates or successors, if such entity is a Commercial Paper Dealer; provided that none of such entities shall be a Commercial Paper Dealer.

                  (sss) "Substitute U.S. Government Securities Dealer" shall mean The First Boston Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated or their respective affiliates or successors, if such entity is a U.S. Government securities dealer; provided that none of such entities shall be a U.S. Government Securities Dealer.

                  (ttt) "Treasury Bonds" shall mean United States Treasury Bonds backed by the full faith and credit of the United States government with remaining maturities of 10 years or more.

                  (uuu) "Treasury Rate," on any date for any Rate Period, shall mean (i) the yield on the most recently auctioned non-callable direct obligations of the U.S. Government (excluding "flower" bonds) with a remaining maturity within three months of the duration of such Rate Period, as quoted in The Wall Street Journal on such date for the Business Day next preceding such date; or (ii) in the event that any such rate is not published by The Wall Street Journal, then the arithmetic average of the yields (expressed as an interest equivalent in the case of a Rate Period which is one year or less and expressed as a bond equivalent in the case of any longer Rate Period) on the most recently auctioned non-callable direct obligations of the U.S. Government (excluding "flower" bonds) with a remaining maturity within three months of the duration of such Rate Period as quoted on a discount basis or otherwise by the U.S. Government Securities Dealers to the Auction Agent for the close of business on the Business Day immediately preceding such date. If any U.S. Government Securities Dealer does not quote a rate required to determine the Treasury Rate, the Treasury Rate shall be determined on the basis of the quotation or quotations furnished by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers and any Substitute U.S. Government Securities Dealers selected by the Fund to provide such rate or rates not being supplied by any U.S. Government Securities Dealer or U.S. Government Securities Dealers, as the case may be, or, if the Fund does not select any such Substitute U.S. Government Securities Dealer or Substitute U.S. Government Securities Dealers, by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers.

                  (vvv) "U.S. Government Securities Dealer" shall mean Goldman, Sachs & Co., Lehman Government Securities Incorporated, Smith Barney, Harris Upham & Co. and Morgan Guaranty Trust Company of New York or their respective affiliates or successors, if such entity is a U.S. Government securities dealer.

                  (www) "Valuation Date" shall mean, for purposes of determining whether the Fund is maintaining the APS Basic Maintenance Amount and the Minimum Liquidity Level, each Business Day.

                  (xxx) "Variation Margin" shall mean, in connection with outstanding purchase or sale positions in futures contracts and outstanding sales positions with respect to options thereon, the amount of cash and securities paid to and received from a futures commission merchant (subsequent to the Initial Margin payment) from time to time as the value of such position fluctuates.

                  (yyy) "Voting Period" shall have the meaning set forth in paragraph (b) of Section 5 of this Part I.


            1. Certain Definitions. Capitalized terms not defined in Section 1 of this Part II shall have the respective meaning specified in Part I hereof. As used in this Part II, the following terms shall have the following meanings, unless the context otherwise requires:

                  (a) "Affiliate" shall mean any Person known to the Auction Agent to be controlled by, in control of or under common control with the Fund; provided that no Broker-Dealer controlled by, in control of or under common control with the Fund shall be deemed to be an Affiliate nor shall any fund or any Person controlled by, in control of or under common control with such fund one of the trustees or executive officers of which is also a trustee of the Fund be deemed to be an Affiliate solely because such trustee or executive officer is also a trustee of the Fund.

                  (b) "Agent Member" shall mean a member of or participant in the Securities Depository that will act on behalf of a Bidder and is identified as such in such Bidder's Master Purchaser's Letter.

                  (c) "Applicable Percentage" for the APS on any Auction Date shall mean the percentage, determined as set forth below, based on the prevailing rating of such APS in effect at the close of business on the Business Day next preceding such Auction Date:

      Prevailing Rating                               Percentage
      -----------------                               ----------

      "aa3"/AA- or higher...................................110%
      "a3"/A- ..............................................125%
      "baa3"/BBB-...........................................150%
      "ba3/BB- .............................................200%
      Below "ba3"/BB- ......................................250%

provided, however, that in the event the Fund has notified the Auction Agent of its intent to allocate income taxable for federal income tax purposes to the APS prior to the Auction establishing the Applicable Rate for such shares the applicable percentage in the foregoing table shall be divided by the quantity 1 minus the maximum marginal regular federal individual income tax rate applicable to ordinary income or the maximum marginal regular federal corporate income tax rate, whichever is greater, provided further, however, that the Applicable Percentage shall be divided in the foregoing manner only to the extent of the portion of the dividend on the APS for such Rate Period that represents the allocation of taxable income to the APS.

            For purposes of this definition, the "prevailing rating" of the APS shall be (i) "aa3"/AA- or higher if such APS have a rating of "aa3" or better by Moody's and AA- or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (ii) if not "aa3"/AA- or higher, then "a3"/A- if such APS have a rating of "a3" or better by Moody's and A- or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (iii) if not "aa3"/AA- or higher or "a3"/A-, then "baa3"/BBB- if such APS have a rating of "baa3" or better by Moody's and BBB- or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (iv) if not "aa3"/AA- or higher, "a3"/A- or "baa3"/BBB-, then "ba3"/BB- if the such APS have a rating of "ba3" or better by Moody's and BB- or better by S&P or the equivalent of such ratings by such agencies or substitute rating agency or substitute rating agencies selected as provided below, and (v) if not "aa3"/AA- or higher, "a3"/A-, "baa3"/BBB- or "ba3"/BB-, then Below "ba3"/BB-, provided, however, that if the APS are rated by only one rating agency, the prevailing rating will be determined without reference to the rating of any other rating agency. The Fund shall take all reasonable action necessary to enable either S&P or Moody's to provide a rating for the APS. If neither S&P nor Moody's shall make such a rating available, Goldman, Sachs & Co. or Smith Barney, Harris Upham & Co. Incorporated or their successors as Broker-Dealers shall select a nationally recognized statistical rating organization (as that term is used in the rules and regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended from time to time) to act as a substitute rating agency in respect of the APS and the Fund shall take all reasonable action to enable such rating agency or agencies to provide a rating for such APS.

                  (d) "Available APS" shall have the meaning specified in paragraph (a) of Section 4 of this Part II.

                  (e) "Bid" and "Bids" shall have the respective meanings specified in paragraph (a) of Section 2 of this Part II.

                  (f) "Bidder" and "Bidders" shall have the respective meanings specified in paragraph (a) of Section 2 of this Part II.

                  (g) "Broker-Dealer" shall mean any broker-dealer, commercial bank or other entity permitted by law to perform the functions required of a Broker-Dealer in this Part II, that is a member of, or a participant in, the Securities Depository or is an affiliate of such member or participant, has been selected by the Fund and has entered into a Broker-Dealer Agreement that remains effective.

                  (h) "Broker-Dealer Agreement" shall mean an agreement between the Auction Agent and a Broker-Dealer pursuant to which such Broker-Dealer agrees to follow the procedures specified in this Part II.

                  (i) "Existing Holder," when used with respect to the APS, shall mean a Person who has signed a Master Purchaser's Letter and is listed as the beneficial owner of such APS in the records of the Auction Agent.

                  (j) "Hold Order" and "Hold Orders" shall have the respective meanings specified in paragraph (a) of Section 2 of this Part II.

                  (k) "Master Purchaser's Letter" shall mean a letter, addressed to the Fund, the Auction Agent, a Broker-Dealer and an Agent Member in which a Person agrees, among other things, to offer to purchase, to purchase, to offer to sell and/or to sell APS as set forth in this Part II.

                  (l) "Maximum Rate," for the APS on any Auction Date, shall mean:

                        (ii) in the case of any Auction Date which is not the Auction Date immediately prior to the first day of any proposed Special Dividend Period designated by the Fund pursuant to Section 4 of Part I of the Certificate of Vote, the product of (A) the "AA" Composite Commercial Paper Rate on such Auction Date for the next Rate Period of such APS and (B) the Applicable Percentage on such Auction Date, unless such APS have or have had a Special Dividend Period (other than a Special Dividend Period of 28 Rate Period Days or less) and an Auction at which Sufficient Clearing Bids existed has not yet occurred for a Minimum Dividend Period after such Special Dividend Period, in which case the higher of:

                              (A) the dividend rate on the APS for the
            then-ending Rate Period, and

                              (B) the product of (1) the higher of (x) the "AA"
            Composite Commercial Paper Rate on such Auction Date for the then-ending Rate Period of such APS, if such Rate Period is less than one year, or the Treasury Rate on such Auction Date for such Rate Period, if such Rate Period is one year or greater, and (y) the "AA" Composite Commercial Paper Rate on such Auction Date for such Special Dividend Period of such APS, if such Special Dividend Period is less than one year, or the Treasury Rate on such Auction Date for such Special Dividend Period, if such Special Dividend Period is one year or greater and (2) the Applicable Percentage on such Auction Date; or

                        (ii) in the case of any Auction Date which is the Auction Date immediately prior to the first day of any proposed Special Dividend Period of more than 28 Rate Period Days designated by the Fund pursuant to
Section 4 of Part I of the Certificate of Vote, the product of (A) the highest of (1) the "AA" Composite Commercial Paper Rate on such Auction Date for the then-ending

Rate Period of such APS, if such Rate Period is less than one year, or the Treasury Rate on such Auction Date for such Rate Period, if such Rate Period is one year or greater, (2) the "AA" Composite Commercial Paper Rate on such Auction Date for the Special Dividend Period for which the Auction is being held if such Special Dividend Period is less than one year or the Treasury Rate on such Auction Date for the Special Dividend Period for which the Auction is being held if such Special Dividend Period is one year or greater, and (3) the "AA" Composite Commercial Paper Rate on such Auction Date for Minimum Dividend Periods and (B) the Applicable Percentage on such Auction Date.

                  (m) "Order" and "Orders" shall have the respective meanings specified in paragraph (a) of Section 2 of this Part II.

                  (n) "Outstanding" shall mean, as of any Auction Date with respect to the APS, the number of such APS theretofore issued by the Fund except, without duplication, (i) any APS theretofore cancelled or delivered to the Auction Agent for cancellation or redeemed by the Fund or as to which a notice of redemption shall have been given by the Fund, (ii) any APS as to which the Fund or any Affiliate thereof shall be an Existing Holder and (iii) any APS represented by any certificate in lieu of which a new certificate has been executed and delivered by the Fund.

                  (o) "Person" shall mean and include an individual, a partnership, a fund, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

                  (p) "Potential Holder," when used with respect to the APS, shall mean any Person, including any Existing Holder of such APS, (i) who shall have executed a Master Purchaser's Letter and (ii) who may be interested in acquiring such APS (or, in the case of an Existing Holder of APS, additional
APS).

                  (q) "Securities Depository" shall mean The Depository Trust Company and its successors and assigns or any other securities depository selected by the Fund which agrees to follow the procedures required to be followed by such securities depository in connection with the APS.

                  (r) "Sell Order" and "Sell Orders" shall have the respective meanings specified in paragraph (a) of Section 2 of this Part II.

                  (s) "Submission Deadline" shall mean 1:30 p.m., New York City time, on any Auction Date or such other time on any Auction Date by which Brokers-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

                  (t) "Submitted Bid" and "Submitted Bids" shall have the respective meanings specified in paragraph (a) of Section 4 of this Part II.

                  (u) "Submitted Hold Order" and "Submitted Hold Orders" shall have the respective meanings specified in paragraph (a) of Section 4 of this
Part II.

                  (v) "Submitted Order" and "Submitted Orders" shall have the respective meanings specified in paragraph (a) of Section 4 of this Part II.

                  (w) "Submitted Sell Order" and "Submitted Sell Orders" shall have the respective meanings specified in paragraph (a) of Section 4 of this Part II.

                  (x) "Sufficient Clearing Bids" shall have the meaning specified in paragraph (a) of Section 4 of this Part II.

                  (y) "Winning Bid Rate" shall have the meaning specified in paragraph (a) of Section 4 of this Part II.

            2. Orders by Existing Holders and Potential Holders. (a) Prior to the Submission Deadline on each Auction Date:

                        (i) each Existing Holder of APS subject to an Auction on such Auction Date may submit to a Broker-Dealer by telephone or otherwise information as to:

                              (A) the number of Outstanding APS, if any, held by
            such Existing Holder which such Existing Holder desires to continue to hold without regard to the Applicable Rate for such APS for the next succeeding Rate Period of such APS;

                              (B) the number of Outstanding APS, if any, which
            such Existing Holder offers to sell if the Applicable Rate for such APS for the next succeeding Rate Period of such APS shall be less than the rate per annum specified by such Existing Holder; and/or

                              (C) the number of Outstanding APS, if any, held by
            such Existing Holder which such Existing Holder offers to sell without regard to the Applicable Rate for such APS for the next succeeding Rate Period of such APS;

and

                        (ii) one or more Broker-Dealers, using lists of Potential Holders, shall in good faith for the purpose of conducting a competitive Auction in a commercially reasonable manner, contact Potential Holders (by telephone or otherwise), including Persons that are not Existing Holders, on such lists to determine the number of APS, if any, which each such Potential Holder offers to purchase if the Applicable Rate for such APS for the next succeeding Rate Period of such APS shall not be less than the rate per annum specified by such Potential Holder.

For the purposes hereof, the communication to a Broker-Dealer of information referred to in clause (i)(A), (i)(B), (i)(C) or (ii) of this paragraph (a) is hereinafter referred to as an "Order" and collectively as "Orders" and each Existing Holder and each Potential Holder placing an Order is hereinafter referred to as a "Bidder" and collectively as "Bidders"; an Order containing the information referred to in clause (i)(A) of this paragraph (a) is hereinafter referred to as a "Hold Order" and collectively as "Hold Orders"; an Order containing the information referred to in clause (i)(B) or (ii) of this paragraph (a) is hereinafter referred to as a "Bid" and collectively as "Bids"; and an Order containing the information referred to in clause (i)(C) of this paragraph (a) is hereinafter referred to as a "Sell Order" and collectively as "Sell Orders."

                  (a) (i) A bid by an Existing Holder of APS subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

                              (A) the number of Outstanding APS specified in
            such Bid if the Applicable Rate for such APS determined on such Auction Date shall be less than the rate specified therein;

                              (B) such number or a lesser number of Outstanding
            APS to be determined as set forth in clause (iv) of paragraph (a) of
            Section 5 of this Part II if the Applicable Rate for such APS determined on such Auction Date shall be equal to the rate specified therein; or

                              (C) the number of Outstanding APS specified in
            such Bid if the rate specified therein shall be higher than the Maximum Rate for such APS, or such number or a lesser number of Outstanding APS to be determined as set forth in clause (iii) of paragraph (b) of Section 5 of this Part II if the rate specified therein shall be higher than the Maximum Rate for such APS and Sufficient Clearing Bids for such APS do not exist.

                        (i) A Sell Order by an Existing Holder of APS subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

                              (A) the number of Outstanding APS specified in
            such Sell Order; or

                              (B) such number or a lesser number of Outstanding
            APS as set forth in clause (iii) of paragraph (b) of Section 5 of this Part II if Sufficient Clearing Bids for such APS do not exist.

                        (ii) A Bid by a Potential Holder of APS subject to an Auction on any Auction Date shall constitute an irrevocable offer to purchase:

                              (A) the number of Outstanding APS specified in
            such Bid if the Applicable Rate for such APS determined on such Auction Date shall be higher than the rate specified therein; or

                              (B) such number or a lesser number of Outstanding
            APS as set forth in clause (v) of paragraph (a) of Section 5 of this
            Part II if the Applicable Rate for such APS determined on such Auction Date shall be equal to the rate specified therein.

                  (b) No Order for any number of APS other than whole shares shall be valid.

            3. Submission of Orders by Broker-Dealers to Auction Agent. (a) Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders for APS subject to an Auction on such Auction Date obtained by such Broker-Dealer and shall specify with respect to each Order for such shares:

                        (i) the name of the Bidder placing such Order;

                        (ii) the aggregate number of APS that are the subject of such Order;

                        (iii) to the extent that such Bidder is an Existing Holder of APS:

                              (A) the number of APS, if any, subject to any Hold
            Order placed by such Existing Holder;

                              (B) the number of APS, if any, subject to any Bid
            placed by such Existing Holder and the rate specified in such Bid;
            and

                              (C) the number of APS, if any, subject to any Sell
            Order placed by such Existing Holder; and

                        (iv) to the extent such Bidder is a Potential Holder of APS, the rate and number of such APS specified in such Potential Holder's Bid.

                  (a) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one thousandth (.001) of 1%.

                  (b) If an Order or Orders covering all of the Outstanding APS held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted on behalf of such Existing Holder covering the number of Outstanding APS held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

                  (c) If any Existing Holder submits through a Broker-Dealer to the Auction Agent one or more Orders covering in the aggregate more than the number of Outstanding APS subject to an Auction held by such Existing Holder, such Orders shall be considered valid in the following order of priority:

                        (i) all Hold Orders for APS shall be considered valid, but only up to and including in the aggregate the number of Outstanding APS held by such Existing Holder, and if the number of APS subject to such Hold Orders exceeds the number of Outstanding APS held by such Existing Holder, the number of shares subject to each such Hold Order shall be reduced pro rata to cover the number of Outstanding APS held by such Existing Holder;

                        (ii) (A) any Bid for APS shall be considered valid up to and including the excess of the number of Outstanding APS held by such Existing Holder over the number of APS subject to any Hold Orders referred to in clause
(i) above;

                              (B) subject to subclause (A), if more than one Bid
            for APS with the same rate is submitted on behalf of such Existing Holder and the number of Outstanding APS subject to such Bids is greater than such excess, such Bids shall be considered valid up to and including the amount of such excess, and the number of APS subject to each Bid with the same rate shall be reduced pro rata to cover the number of APS equal to such excess;

                              (C) subject to subclauses (A) and (B), if more
            than one Bid for APS with different rates is submitted on behalf of such Existing Holder, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

                              (D) in any such event, the number, if any, of such
            Outstanding APS subject to any portion of Bids considered not valid in whole or in part under the clause (ii) shall be treated as the subject of a Bid for APS by a Potential Holder at the rate therein specified; and

                        (iii) all Sell Orders for APS shall be considered valid up to and including the excess of the number of Outstanding APS held by such Existing Holder over the sum of the APS subject to valid Hold Orders referred to in clause (i) above and valid Bids by such Existing Holder referred to in clause
(ii) above.

                  (d) If more than one Bid for one or more of the APS is submitted on behalf of any Potential Holder, each such Bid submitted shall be a separate Bid with the rate and number of shares therein specified.

                  (e) An Order submitted by a Broker-Dealer to the Auction Agent prior to the Submission Deadline on any Auction Date shall be irrevocable.

            4. Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate. (a) Not earlier than the Submission Deadline on each Auction Date, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order" and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders" and shall for the APS for which an Auction is being held determine:

                        (i) the excess of the number of Outstanding APS over the number of Outstanding APS subject to Submitted Hold Orders (such excess being hereinafter referred to as the "Available APS.");

                        (ii) from the Submitted Orders for such APS whether:

                              (A) the number of Outstanding APS subject to
            Submitted Bids by Potential Holders specifying one or more rates equal to or lower than the Maximum Rate for such APS exceeds or is equal to the sum of

                              (B) the number of Outstanding APS subject to
            Submitted Bids by Existing Holders specifying one or more rates higher than the Maximum Rate for such APS; and

                              (C) the number of Outstanding APS subject to
            Submitted Sell Orders

(in the event such excess or such equality exists (other than because the number of APS in subclauses (B) and (C) above is zero because all of the Outstanding APS are subject to Submitted Hold Orders), such Submitted Bids in subclause (A) above being hereinafter referred to collectively as "Sufficient Clearing Bids" for such APS); and

                        (iii) if Sufficient Clearing Bids for such APS exists, the lowest rate specified in such Submitted Bids (the "Winning Bid Rate" for such APS) which if:

                              (A) (I) each such Submitted Bid from Existing
            Holders specifying such lowest rate and (II) all other such Submitted Bids from Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the APS that are subject to such Submitted Bids; and

                              (B) (I) each such Submitted Bid from Potential
            Holders specifying such lowest rate and (II) all other such Submitted Bids from Potential Holders specifying lower rates were accepted;

would result in such Existing Holders described in subclause (A) above continuing to hold an aggregate number of Outstanding APS which, when added to the number of Outstanding APS to be purchased by such Potential Holders described in subclause (B) above, would equal not less than the Available APS.

                  (a) Promptly after the Auction Agent has made the determinations pursuant to paragraph (a) of this Section 4, the Auction Agent shall advise the Fund of the Maximum Rate for the APS for which an Auction is being held on the Auction Date and, based on such determination, the Applicable Rate for such APS for the next succeeding Rate Period thereof as follows:

                        (i) if Sufficient Clearing Bids for such APS exists, that the Applicable Rate for such APS for the next succeeding Rate Period thereof shall be equal to the Winning Bid Rate for such APS to be determined;

                        (ii) if Sufficient Clearing Bids for such APS do not exist (other than because all of the Outstanding APS are subject to Submitted Hold Orders), that the Applicable Rate for such APS for the next succeeding Rate Period, which shall be a Minimum Dividend Period, thereof shall be equal to the Maximum Rate for such APS; or

                        (iii) if all of the Outstanding APS are subject to Submitted Hold Orders, that the Applicable Rate for such APS for the next succeeding Rate Period thereof shall be equal to the product of (A) (I) the "AA" Composite Commercial Paper Rate on such Auction Date for such Rate Period, if such Rate Period is less than one year or (II) the Treasury Rate on such Auction Date for such Rate Period, if such Rate Period is one year or greater and (B) 1 minus the maximum marginal regular federal individual income tax rate applicable to ordinary income or the maximum marginal regular federal corporate income tax rate, whichever is greater; provided, however, that if the Fund has notified the Auction Agent of its intent to allocate to the APS in such Rate Period any net capital gains or other income taxable for federal income tax purposes, the Applicable Rate in respect of that portion of the dividend on the APS for such Rate Period that represents the allocation of net capital gains or other income taxable for federal income tax purposes shall be the rate described in the preceding clause (A)(I) or (II), as applicable, without being multiplied by the factor set forth in the preceding clause (B).

            5. Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares. Existing Holders shall continue to hold the APS that are subject to Submitted Hold Orders, and, based on the determinations made pursuant to paragraph (a) of Section 4 of this Part II, the Submitted Bids and Submitted Sell Orders shall be accepted or rejected and the Auction Agent shall take such other action as set forth below:

                  (a) If Sufficient Clearing Bids for any of the APS have been made, all Submitted Sell Orders shall be accepted and, subject to the provisions of paragraphs (d) and (e) of this Section 5, Submitted Bids shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids for such APS shall be rejected:

                        (i) Existing Holders' Submitted Bids for such APS specifying any rate that is higher than the Winning Bid Rate for such APS shall be accepted, thus requiring each such Existing Holder to sell the APS subject to such Submitted Bids;

                        (ii) Existing Holders' Submitted Bids for the APS specifying any rate that is lower than the Winning Bid Rate for such APS shall be rejected, thus entitling each such Existing Holder to continue to hold the APS subject to such Submitted Bids;

                        (iii) Potential Holders' Submitted Bids for the APS specifying any rate that is lower than the Winning Bid Rate shall be accepted;

                        (iv) each Existing Holder's Submitted Bid for the APS specifying a rate that is equal to the Winning Bid Rate for such APS shall be rejected, thus entitling such Existing Holder to continue to hold the APS subject to such Submitted Bid, unless the number of Outstanding of APS subject to all such Submitted Bids shall be greater than the number of APS ("remaining shares") in the excess of the Available APS over the number of the APS subject to Submitted Bids described in clauses (ii) and (iii) of this paragraph (a), in which event such Submitted Bid of such Existing Holder shall be rejected in part, and such Existing Holder shall be entitled to continue to hold the APS subject to such Submitted Bid, but only in an amount equal to the number of APS obtained by multiplying the number of remaining shares by a fraction, the numerator of which shall be the number of Outstanding APS held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding APS subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate for such APS; and

                        (v) each Potential Holder's Submitted Bid for the APS specifying a rate that is equal to the Winning Bid Rate for such APS shall be accepted but only in an amount equal to the number of APS obtained by multiplying the number of shares in the excess of the Available APS over the number of the APS subject to Submitted Bids described in clauses (ii) through
(iv) of this paragraph (a) by a fraction, the numerator of which shall be the number of Outstanding APS subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding APS subject to such Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate for such APS; and

                  (b) If Sufficient Clearing Bids for any of the APS have not been made (other than because all of the Outstanding APS are subject to Submitted Hold Orders), subject to the provisions of paragraph (d) of this
Section 5, Submitted Orders for such APS shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids for such APS shall be rejected:

                        (i) Existing Holders' Submitted Bids for the APS specifying any rate that is equal to or lower than the Maximum Rate for such APS shall be rejected, thus entitling such Existing Holders to continue to hold the APS subject to such Submitted Bids;

                        (ii) Potential Holders' Submitted Bids for the APS specifying any rate that is equal to or lower than the Maximum Rate for such APS shall be accepted; and

                        (iii) Each Existing Holder's Submitted Bid for the APS specifying any rate that is higher than the Maximum Rate of such APS and the Submitted Sell Orders for such APS of each Existing Holder shall be accepted, thus entitling each Existing Holder that submitted any such Submitted Bid or Submitted Sell Order to sell the APS subject to such Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the number of APS obtained by multiplying the number of APS subject to Submitted Bids described in clause (ii) of this paragraph (b) by a fraction, the numerator of which shall be the number of Outstanding APS held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate number of Outstanding APS subject to all such Submitted Bids and Submitted Sell Orders.

                  (c) If all of the Outstanding APS are subject to Submitted Hold Orders, all Submitted Bids for such APS shall be rejected.

                  (d) If, as a result of the procedures described in clause (iv) or (v) of paragraph (a) or clause (iii) of paragraph (b) of this Section 5, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of APS on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, round up or down the number of APS to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date as a result of such procedures so that the number of APS so purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be whole shares of APS.

                  (e) If, as a result of the procedures described in clause (v) of paragraph (a) of this Section 5, any Potential Holder would be entitled or required to purchase less than a whole share of APS on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, allocate shares of such APS for purchase among Potential Holders so that only whole shares of APS are purchased on such Auction Date as a result of such procedures by any Potential Holder, even if such allocation results in one or more Potential Holders not purchasing the APS on such Auction Date.

                  (f) Based on the results of each Auction for the APS, the Auction Agent shall determine the aggregate number of APS to be purchased and the aggregate number of APS to be sold by Potential Holders and Existing Holders on whose behalf each Broker-Dealer submitted Bids or Sell Orders and, with respect to each Broker-Dealer, to the extent that such aggregate number of shares to be purchased and such aggregate number of shares to be sold differ, determine to which other Broker-Dealer or Broker-Dealers acting for one or more purchasers of APS such Broker-Dealer shall deliver, or from which other Broker-Dealer or Broker-Dealers acting for one or more sellers of APS such Broker-Dealer shall receive, as the case may be, shares of such APS.

            6. Notification of Allocations. In normal circumstances, whenever the Fund intends to include any net capital gains or other income taxable for federal income tax purposes in any dividend on the APS, the Fund will notify the Auction Agent of the amount to be so included 15 days prior to the

Auction Date on which the Applicable Rate for such dividend is to be established. Whenever the Auction Agent receives such notice from the Fund, it will in turn notify each Broker-Dealer, who, on or prior to such Auction Date, in accordance with its Broker-Dealer Agreement, will notify its Existing Holders and Potential Holders believed by it to be interested in submitting an Order in the Auction to be held on such Auction Date.

            7. Miscellaneous. (a) To the extent permitted by applicable law, the Board of Trustees may interpret or adjust the provisions of this Certificate of Vote to resolve any inconsistency or ambiguity or to remedy any formal defect, and may amend this Certificate of Vote with respect to the APS prior to the issuance of such APS.

                  (b) An Existing Holder may sell, transfer or otherwise dispose of the APS only in whole shares and only pursuant to a Bid or Sell Order in accordance with the procedures described in this Part II or to or through a Broker-Dealer or to a Person that has delivered a signed copy of a Master Purchaser's Letter to the Auction Agent; provided, that in the case of all transfers other than pursuant to Auctions, such Existing Holder, its Broker-Dealer or its Agent Member advises the Auction Agent of such transfer.

                  (c) All of the APS outstanding from time to time shall be represented by one global certificate registered in the name of the Securities Depository or its nominee.

                  (d) Neither the Fund nor any affiliate thereof may submit an Order in any Auction, except that any Broker-Dealer that is an affiliate of the Fund may submit Orders in an Auction, but only if such Orders are not for its own account.

            IN WITNESS WHEREOF, the undersigned has caused this Certificate of Vote to be executed as of __, 1992.


                                       -----------------------------------------
                                       Ronald A. Nyberg
                                       Secretary

State of                 )
                        )ss
County of                )

            Then personally appeared before me Ronald A. Nyberg, who acknowledged the foregoing instrument to be his free act and deed and the free act and deed in his capacity as Secretary of Van Kampen Merritt Trust For Investment Grade Florida Municipals.

                                       Before me,


                                       -----------------------------------------
                                       Notary Public

My commission Expires: _______

                      This page intentionally left blank.

                                                                      APPENDIX C

                          Acquiring Fund Annual Report

                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4

                     PORTFOLIO AT A GLANCE
                            CREDIT QUALITY       5
             TWELVE-MONTH DIVIDEND HISTORY       5
                          TOP FIVE SECTORS       6
          NET ASSET VALUE AND MARKET PRICE       6
          Q&A WITH YOUR PORTFOLIO MANAGERS       7
                         GLOSSARY OF TERMS      11

                            BY THE NUMBERS
                  YOUR TRUST'S INVESTMENTS      12
                      FINANCIAL STATEMENTS      17
             NOTES TO FINANCIAL STATEMENTS      22
            REPORT OF INDEPENDENT AUDITORS      26
                DIVIDEND REINVESTMENT PLAN      27
    TRUST OFFICERS AND IMPORTANT ADDRESSES      29
              RESULTS OF SHAREHOLDER VOTES      30

Our generations of money- management experience may help you pursue life's true wealth.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
November 20, 2000

Dear Shareholder,

The first three quarters of 2000 proved to be especially volatile, with all of the major markets declining in the spring and spending the following months trying to recover. To manage one's portfolio during such unpredictable times requires investment-management experience, and the following pages should give you some insight into how we have performed in this difficult environment.

In this report, the portfolio managers will explain how your investment performed during the reporting period and describe the strategies they used to manage your trust during that span. The report will also show you how your investment has performed over time. Helpful charts summarize the trust's largest investments, and you can examine the complete portfolio to see all of your trust's holdings as of the end of your trust's reporting period.

                  At Van Kampen, we place a high priority on providing you and your financial advisor with the information you need to help you monitor your investments during all types of markets. With nearly four generations of investment-management experience, we've been around long enough to understand that by investing with Van Kampen you're entrusting us with much more than your money. Your investments may help make it possible to afford your next house, keep up with rising college costs, or enjoy a comfortable retirement.

No matter what your reasons for investing, we're thankful that you've chosen to place your investments with Van Kampen. We will continue to apply our generations of money-management experience to helping you pursue life's true wealth.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investments

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
ECONOMIC GROWTH REMAINED RELATIVELY STRONG DURING THE REPORTING PERIOD, UNDERPINNED BY LOW UNEMPLOYMENT AND RISING PRODUCTIVITY, YET THERE WERE SIGNS THAT A HEALTHY SLOWDOWN WAS UNDERWAY. GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, INCREASED AT A 2.4 PERCENT ANNUALIZED RATE FOR THE THIRD QUARTER OF 2000. FOLLOWING RELATIVELY MILD FIRST- AND SECOND-QUARTER DATA, THIS THIRD-QUARTER FIGURE OFFERS FURTHER EVIDENCE THAT GROWTH MIGHT BE SETTLING BACK TO A MORE MODERATE AND SUSTAINABLE PACE THAN ITS RAPID RATE IN LATE 1999.

CONSUMER SPENDING AND EMPLOYMENT
CONCERNS ABOUT INFLATION REMAINED AT BAY DUE IN PART TO A GRADUAL SLOWDOWN IN CONSUMER SPENDING. RISING INTEREST RATES, HIGHER ENERGY COSTS, AND A DISAPPOINTING STOCK MARKET BEGAN TO TEMPER RETAIL SALES, WHICH LEVELED OFF FROM THE BLISTERING PACE OF LATE 1999 AND EARLY 2000. AND WHILE CONSUMER SPENDING WAS BRISK, THE OVERALL TREND HAS BEEN DOWNWARD THIS YEAR.

THE JOBLESS RATE CONTINUED TO BE EXTREMELY LOW BY HISTORICAL STANDARDS, BUT A RECENT DECLINE IN NEW JOB CREATION SUPPORTS THE POPULAR BELIEF THAT THE ECONOMY IS MODERATING. ALTHOUGH EMPLOYER COSTS SUCH AS WAGES AND BENEFITS WERE RISING AT THE END OF 1999 AND THE BEGINNING OF 2000, OVER THE PAST SIX MONTHS THE EMPLOYMENT COST INDEX HAS SHOWN MARKED DECELERATION, WHICH SHOULD HELP EASE INFLATION CONCERNS.

INTEREST RATES AND INFLATION
THE FEDERAL RESERVE BOARD (THE FED) RAISED INTEREST RATES FOUR TIMES DURING THE LAST 12 MONTHS IN AN EFFORT TO WARD OFF INFLATION BY CURBING ECONOMIC GROWTH. OVER THE SAME PERIOD, THE CONSUMER PRICE INDEX ROSE 3.5 PERCENT, WHICH INDICATED THAT INFLATION GENERALLY REMAINS UNDER CONTROL.

THE FED HAS ACKNOWLEDGED THE RISK OF RISING INFLATION AND WILL STAY ON GUARD, AS RISING ENERGY COSTS AND LOW UNEMPLOYMENT THREATEN TO PROPEL THIS FIGURE UPWARD IN THE COMING MONTHS. AS LONG AS INFLATION IS CONTAINED AND THE PACE OF ECONOMIC GROWTH REMAINS FAVORABLE, THE FED IS LIKELY TO HOLD INTEREST RATES STEADY IN THE SHORT TERM, WHICH COULD HELP STABILIZE THE STOCK AND BOND MARKETS.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(September 30, 1998--September 30, 2000)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Sep 98                                                                           3.80
Dec 98                                                                           5.90
Mar 99                                                                           3.50
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.60
Sep 00                                                                           2.40

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(October 31, 1998--October 31, 2000)
[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Oct 98                                                                      5.00                               1.50
                                                                            4.75                               1.50
                                                                            4.75                               1.60
Jan 99                                                                      4.75                               1.70
                                                                            4.75                               1.60
                                                                            4.75                               1.70
Apr 99                                                                      4.75                               2.30
                                                                            4.75                               2.10
                                                                            5.00                               2.00
Jul 99                                                                      5.00                               2.10
                                                                            5.25                               2.30
                                                                            5.25                               2.60
Oct 99                                                                      5.25                               2.60
                                                                            5.50                               2.60
                                                                            5.50                               2.70
Jan 00                                                                      5.50                               2.70
                                                                            5.75                               3.20
                                                                            6.00                               3.70
Apr 00                                                                      6.00                               3.00
                                                                            6.50                               3.10
                                                                            6.50                               3.70
Jul 00                                                                      6.50                               3.70
                                                                            6.50                               3.30
                                                                            6.50                               3.50
Oct 00                                                                      6.50                               3.50

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of October 31, 2000)

-----------------------------------------------------------------------
NYSE Ticker Symbol                                              VTF
-----------------------------------------------------------------------
One-year total return based on market price(1)               -2.28%
-----------------------------------------------------------------------
One-year total return based on NAV(2)                         9.50%
-----------------------------------------------------------------------
Distribution rate as a % of closing common stock
price(3)                                                      6.22%
-----------------------------------------------------------------------
Taxable-equivalent distribution rate as a % of closing
common stock price(4)                                         9.72%
-----------------------------------------------------------------------
Net asset value                                              $16.53
-----------------------------------------------------------------------
Closing common stock price                                 $13.5000
-----------------------------------------------------------------------
One-year high common stock price (08/24/00)                $15.1250
-----------------------------------------------------------------------
One-year low common stock price (03/24/00)                 $13.3125
-----------------------------------------------------------------------
Preferred share rate(5)                                      4.020%
-----------------------------------------------------------------------

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 36% federal income tax rate.

(5) See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

    A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

    Past performance is no guarantee of future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                                                 PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of October 31, 2000
- AAA/Aaa............  79.9%
- AA/Aa..............  14.2%
- A/A................   2.7%
- BBB/Baa............   3.2%

                                     [PIE CHART]
As of October 31, 1999
- AAA/Aaa............  76.3%
- AA/Aa..............  15.4%
- A/A................   3.4%
- BBB/Baa............   4.9%
                                     [PIE CHART]

Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's, respectively.

TWELVE-MONTH DIVIDEND HISTORY

(for the period ended October 31, 2000, for common shares)
[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
11/99                                                                           0.0825
12/99                                                                           0.0825
1/00                                                                            0.0825
2/00                                                                            0.0825
3/00                                                                            0.0775
4/00                                                                            0.0775
5/00                                                                            0.0775
6/00                                                                            0.0775
7/00                                                                            0.0775
8/00                                                                            0.0775
9/00                                                                            0.0700
10/00                                                                           0.0700

The dividend history represents past performance of the trust and is no guarantee of the trust's future dividends.

TOP FIVE SECTORS

(as a percentage of long-term investments)

[INVESTMENT PERFORMANCE GRAPH]

                                                                      OCTOBER 31, 2000                   OCTOBER 31, 1999
                                                                      ----------------                   ----------------
General Purpose                                                            16.60                              14.00
Public Education                                                           15.60                              24.90
Water & Sewer                                                              13.80                               7.60
Retail Electric/Gas/Telephone                                              10.30                              11.00
Health Care                                                                10.00                              17.80

NET ASSET VALUE AND MARKET PRICE

(based upon quarter-end values--March 1992 through October 2000)

[INVESTMENT PERFORMANCE GRAPH]

                                                                      NET ASSET VALUE                      MARKET PRICE
                                                                      ---------------                      ------------
3/92                                                                      14.9100                            14.9100
                                                                          15.3500                            14.8750
                                                                          15.5900                            15.1250
                                                                          15.8200                            15.1250
3/93                                                                      16.7400                            16.2500
                                                                          17.2400                            16.0000
                                                                          17.9500                            16.6250
                                                                          18.1300                            16.3750
3/94                                                                      16.1400                            14.6250
                                                                          16.0100                            14.8750
                                                                          15.8600                            14.3750
                                                                          15.2900                            13.2500
3/95                                                                      16.5100                            14.5000
                                                                          16.7000                            14.8750
                                                                          16.9900                            14.3750
                                                                          17.8000                            15.7500
3/96                                                                      17.1100                            16.7500
                                                                          16.8400                            15.8750
                                                                          17.1500                            16.3750
                                                                          17.3200                            16.2500
3/97                                                                      16.8600                            16.0000
                                                                          17.3300                            16.8750
                                                                          17.6600                            17.2500
                                                                          17.8300                            17.8750
3/98                                                                      17.7200                            17.5625
                                                                          17.7100                            17.5625
                                                                          18.0300                            18.3125
                                                                          17.7200                            18.7500
3/99                                                                      17.5200                            17.8750
                                                                          16.7900                            16.8750
                                                                          16.3400                            15.8750
                                                                          15.8000                            13.8750
3/00                                                                      16.0900                            13.8750
                                                                          16.1600                            14.0525
                                                                          16.3800                            14.1250
10/00                                                                     16.5300                            13.5000

The solid line above represents the trust's net asset value (NAV), which indicates overall changes in value among the trust's underlying securities. The trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGER OF THE VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE TRUST'S RETURN DURING THE 12 MONTHS ENDED OCTOBER 31, 2000. THOMAS M. BYRON, PORTFOLIO MANAGER, HAS MANAGED THE TRUST SINCE JANUARY 1997 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1981. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE TRUST'S PERFORMANCE.

Q   WHAT WERE THE MOST IMPORTANT
    DEVELOPMENTS IN THE FIXED-INCOME MARKETS AND HOW DID THE TRUST PERFORM DURING THE REPORTING PERIOD?

A   The key factor in the market's
behavior during the past fiscal year has been generally rising interest rates, especially at the short end of the maturity spectrum. This rate environment stemmed from the Federal Reserve Board's commitment to keeping inflation in check by ratcheting up short-term interest rates whenever the economy threatened to overheat and push the prices of goods and services higher. In fact, the Fed increased short-term rates four times during the reporting period, with the last hike occurring in May 2000.

    The strength of the economy, and the accompanying Federal Reserve activity, caused interest rates to rise across the board for the first half of the reporting period. In the spring of 2000, the bond market rallied as investors began to anticipate an end to the Fed's rate-tightening cycle. By the end of October, short-term rates remained high, but rates in the intermediate to long maturity segments of the market had actually declined from the levels we had seen at the start of the reporting period.

    Because the trust is leveraged, higher short-term rates placed pressure on the trust's dividend, as the increased cost of borrowing cut into the fund's earnings. However, the relatively high long-term rates that prevailed for part of the reporting period allowed the trust to add new holdings at attractive yields, partially offsetting the decline in income that occurred as short-term rates climbed.

    After the steady increase in short-term interest rates over the past year, we have seen a more stable environment in recent months, as the Fed has reacted to slower economic growth, more efficient workforce output, and moderate price gains by keeping target lending rates unchanged. The inflation rate, as measured by the consumer price index, peaked in March 2000 at 3.8 percent and has since dropped back below the 3 percent level.

    At the state level, Florida's economy continues to outperform the U.S. economy in terms of employment and income growth, bolstered by increased international trade, strong demand for tourism, and steady immigration. Tourism remains the dominant economic engine, but the state economy is increasingly diversifying in the areas of trade, services, and technology.

    Supply in the Florida municipal market was sharply lower from levels of a year ago, as higher interest rates have made it unattractive for municipalities to retire existing debt. At the same time, strong economic activity has allowed many municipalities to generate a budget surplus, enabling them to cover spending that would normally require municipal bond financing. Based on the budget for the 1999 fiscal year, for example, the state's fiscal position appears strong, with increasing reserve levels. Still, Florida has been the fourth-largest issuer of municipal debt this year (through September 2000), even though issuance was down 11.5 percent to $8.4 billion.

    Because demand has remained strong, the lack of new issuance in the primary market helped support bond prices, although the somewhat limited selection of available securities required us to be very selective in choosing new bonds for the trust's portfolio. In many cases, we found attractive values in the secondary market, buying and selling bonds that have been in the market for a while.

    The trust continued to provide shareholders with an attractive level of income, even though the dividend was decreased slightly in March 2000 and in September 2000. Its monthly dividend of $0.070 per share translates to a distribution rate of 6.22 percent based on the trust's closing market price on October 31, 2000. Because income from the trust is exempt from federal income taxes, this distribution rate is equivalent to a yield of 9.72 percent for an investor in the 36 percent federal income tax bracket.

    For the 12 months through October 31, 2000, the trust produced a total return of -2.28 percent based on market price. At the same time, the trust's market price decreased from $14.75 per share on October 31, 1999, to $13.50 per share on October 31, 2000. Of course, past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. By comparison, the Lehman Brothers Florida Municipal Bond Index posted a total return of 8.14 percent for the same period. This broad-based, unmanaged index, which reflects the general performance of Florida municipal securities with maturities greater than five years, does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower the performance of the index. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   HOW DID YOU REACT TO THE
    MARKET CONDITIONS YOU ENCOUNTERED IN MANAGING THE TRUST?

A   Much of the activity in the trust's
portfolio during the reporting period was guided by a strategic direction we adopted in February of 2000 and have gradually implemented since then. It was our goal to lengthen the duration of the portfolio (a measure of its sensitivity to changes in interest rates) so that it more closely mirrored the benchmark indicators we use to gauge the trust's performance. At the time, we felt the market had solid upside potential, and a longer duration would allow the trust to more fully participate in the gains of the market if it rallied over time.

    As we began implementing this strategy, we caught the market at a good time. Early in the year, the market presented us with attractive yields on long-duration securities, particularly those priced at deep discounts. We purchased some of these bonds and sold prerefunded securities and bonds with short calls--many of which were scheduled to be called or refunded within the next year or two. In effect, this strategy helped capture additional par value and the potential for capital appreciation, all while achieving the desired effect of extending the portfolio's duration. This strategy was a positive in terms of the trust's performance, especially during the market rally that occurred in the second and third quarters of 2000.

Q   HOW DID THIS STRATEGY AFFECT THE
    COMPOSITION OF THE PORTFOLIO?

A   A by-product of this market activity
--and the trust's positioning within the market--was an increase in the overall credit quality of the portfolio. Typically, the rallies were strongest at the high end of the quality spectrum, so these securities saw solid price gains while the valuations of nonrated and lower-rated securities, such as those rated BBB or lower, remained fairly flat or decreased.

    Over the course of the reporting period, the portfolio composition came to reflect this trend, as the trust's allocation to securities rated AAA increased to 79.9 percent of long-term investments (up from 76.3 percent at the start of the period), and its BBB allocation declined to 3.2 percent (down from 4.9 percent). In general, our bias toward high-quality securities was a boost to portfolio performance.

    In other sectors, the allocation to health-care bonds was reduced by roughly 7 percent. Much of this was due to our decision to increase the diversification of the trust, reducing positions that we considered to be too big for the portfolio. Also, the health-care sector has had its share of credit-quality concerns, so we selectively sold issues that we thought would not meet our expectations for long-term performance. The trust's allocation to the public education and wholesale electric sectors also declined, as these were among the prerefunded bonds we sold throughout the year. We also initiated a few transactions for tax purposes, seeking to offset taxable gains for shareholders.

Q   YOU MENTIONED THAT THE TRUST'S
    DIVIDEND WAS REDUCED DURING THE REPORTING PERIOD. CAN YOU EXPLAIN WHY?

A   A combination of factors made it
necessary to cut the trust's dividend in March 2000 and September 2000. First, as a leveraged portfolio, the trust must pay interest on money borrowed at short-term rates, while investing these funds in longer-term securities. As short-term rates rose more significantly than longer-term rates, the cost of this leverage increased during the reporting period and reduced the trust's income stream.

    Second, as we took advantage of higher rates in long-maturity bonds, we tended to sell older, higher-yielding bonds that had strengthened the trust's income stream but were susceptible to being called out of the portfolio in the near future. Essentially, we exchanged their near-term contribution to the trust's income for an improvement in the portfolio's overall structure and long-term income potential.

Q   WHAT DO YOU SEE AHEAD
    FOR THE ECONOMY AND THE MUNICIPAL MARKET?

A   The outlook for the municipal
bond market will be closely tied to the prospects of the U.S. economy and the Fed's reaction to key economic indicators. While interest rates have been fairly steady of late, the Fed's next move will be based on whether inflation shows signs of heating up. We believe inflation appears to be under control at this time, but the Fed will be watching economic growth statistics, the labor market, and the prices of key commodities, such as crude oil, for signs of inflationary pressures.

    Clearly, the direction of interest rates will be determined by the Fed's reaction to inflationary signals, so we feel it would be imprudent to make a bet on the direction of interest rates in terms of how we position the trust. Consequently, we will seek to maintain a neutral stance with respect to the portfolio's duration in the near term.

    We believe the demand for municipal securities should remain healthy. This will hopefully bode well for the trust, although it will be competing with a range of investment options, such as individual bonds, mutual funds, and managed accounts, for investor assets. Also, the stock market may continue to attract assets away from bonds, depending on its return prospects and price volatility.

    Bond supply should remain tight, helping to support prices, as municipalities continue to operate with budget surpluses that can be used for construction projects, education funding, road improvements, and other expenditures typically financed by new bond issuance. The credit outlook for state and local government bonds may continue to improve with sound financial performance based on the strong underlying state economy. Favorable trends include increasing population, low unemployment rates, and a diversifying economic base.

    We will continue to search for securities that have the potential to enhance the trust's long-term performance. If our analysis indicates that it would be advantageous to sell certain bonds--or as bonds are prerefunded, mature according to schedule, or are called from the portfolio--we will strive to replace them with bonds that offer the best relative value available at the time.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CALL FEATURE: Allows a bond issuer to buy back a bond on specific dates at set prices before the bond's maturity date. These dates and prices are set when the bond is issued. To compensate the bondholder for the potential loss of income and ownership, a bond's call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.

DISCOUNT BOND: A bond whose market price is lower than its face value (or "par value"). Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond does.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest-rate movements on its price. Typically, funds with shorter durations perform better in rising-rate environments, while funds with longer durations perform better when rates decline.

MATURITY LENGTH: The time it takes for a bond to mature. A bond issued in 1999 and maturing in 2009 is a 10-year bond. Typically, short-term bonds mature in five years or less, intermediate-term bonds mature in five to ten years, and long-term bonds mature after ten years.

PREREFUNDING: The process of issuing new bonds to refinance an outstanding bond issue prior to its maturity or call date. The proceeds from the new bonds are generally invested in U.S. government securities. Prerefunding typically occurs when interest rates decline and an issuer replaces its higher-yielding bonds with current lower-yielding issues.

SECONDARY MARKET: A market where securities are traded after they are initially offered.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower credit ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                        BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

October 31, 2000
THE FOLLOWING PAGES DETAIL YOUR TRUST'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                      MARKET
(000)    DESCRIPTION                                 COUPON   MATURITY      VALUE
         MUNICIPAL BONDS  99.3%
         FLORIDA  95.3%
$1,000   Alachua Cnty, FL Hlth Facs Auth Hlth Fac
         Rev Shands Hosp at the Univ of FL (MBIA
         Insd)...................................... 5.750%   12/01/15   $  1,009,200
1,000    Alachua Cnty, FL Hlth Facs Auth Hlth Fac
         Rev Shands Hosp at the Univ of FL (MBIA
         Insd)...................................... 6.000    12/01/11      1,025,070
1,000    Bay Cnty, FL Sch Brd Ctfs Partn
         (Prerefunded @ 07/01/04) (AMBAC Insd)...... 6.750    07/01/12      1,093,790
  900    Broward Cnty, FL Arpt Sys Rev Passenger Fac
         Conv Lien Ser H-2 (AMBAC Insd)............. 4.750    10/01/23        793,116
1,400    Collier Cnty, FL Cap Impt Rev Rfdg (FGIC
         Insd)...................................... 5.750    10/01/13      1,437,114
1,000    Dade Cnty, FL Aviation Rev Miami Intl Arpt
         Ser C (FSA Insd)........................... 5.125    10/01/27        942,250
  530    Dade Cnty, FL Hsg Fin Auth Single Family
         Mtg Rev Ser D Rfdg (FSA Insd).............. 6.950    12/15/12        543,489
5,325    Dade Cnty, FL Spl Oblig Cap Apprec Bond Ser
         B Rfdg (Prerefunded @ 10/01/08) (AMBAC
         Insd)......................................   *      10/01/27      1,124,427
2,000    Duval Cnty, FL Sch Dist Rfdg (AMBAC
         Insd)...................................... 6.300    08/01/08      2,084,180
1,500    Escambia Cnty, FL Hlth Facs Auth Rev FL
         Hlthcare Fac (AMBAC Insd).................. 5.950    07/01/20      1,562,160
  500    Escambia Cnty, FL Pollutn Ctl Rev Champion
         Intl Corp Proj............................. 6.900    08/01/22        516,160
1,900    Escambia Cnty, FL Sch Brd Ctfs Partn (FSA
         Insd)...................................... 6.375    02/01/12      1,936,043
1,000    Escambia Cnty, FL Utils Auth Util Sys Rev
         (FGIC Insd)................................ 5.250    01/01/29        957,710
1,250    Florida Agric & Mechanical Univ Rev Student
         Apt Fac (MBIA Insd)........................ 6.500    07/01/23      1,297,237
1,500    Florida Hsg Fin Agy Hsg Willow Lake Apts
         Ser J-1 (AMBAC Insd)....................... 5.350    07/01/27      1,416,975
1,540    Florida Hsg Fin Corp Rev Hsg Waterbridge
         Apts Ser R-1 (MBIA Insd)................... 5.200    02/01/32      1,376,806
1,000    Florida Hsg Fin Corp Rev Hsg Wentworth II
         Apts Ser A (AMBAC Insd).................... 5.375    11/01/29        924,250

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2000

PAR
AMOUNT                                                                      MARKET
(000)    DESCRIPTION                                 COUPON   MATURITY      VALUE
         FLORIDA (CONTINUED)
$1,000   Florida Ports Fin Comm Rev St Tran Trust
         Fund (MBIA Insd)........................... 5.375%   06/01/27   $    959,820
2,350    Florida Ports Fin Comm Rev St Trans Trust
         Fund Intermodal Pgm (FGIC Insd)............ 5.500    10/01/29      2,288,524
2,450    Florida St Brd of Ed Cap Outlay Pub Ed Ser
         A Rfdg (FGIC Insd)......................... 4.500    06/01/23      2,080,442
1,000    Florida St Brd of Ed Cap Outlay Pub Ed Ser
         C (FGIC Insd).............................. 5.750    06/01/29      1,020,200
3,000    Florida St Brd of Ed Cap Outlay Pub Ed Ser
         D.......................................... 5.750    06/01/22      3,075,150
1,000    Florida St Brd of Ed Lottery Rev Ser A
         (FGIC Insd)................................ 5.250    07/01/17        994,980
1,500    Florida St Brd of Ed Lottery Rev Ser A
         (FGIC Insd)................................ 5.500    07/01/17      1,522,260
1,600    Florida St Brd of Regt Hsg Rev Univ FL
         (FGIC Insd)................................ 5.500    07/01/28      1,590,864
  650    Florida St Brd of Regt Univ Sys Impt Rev
         (AMBAC Insd)............................... 4.500    07/01/23        551,025
1,450    Florida St Muni Council Rev (MBIA Insd).... 5.000    04/01/29      1,320,979
2,750    Florida St Muni Pwr Agy Rev Stanton Il Proj
         (Prerefunded @ 10/01/02) (AMBAC Insd)...... 6.000    10/01/27      2,880,762
1,250    Florida St Tpk Auth Tpk Rev Dept Tran Ser A
         (FGIC Insd)................................ 4.500    07/01/27      1,051,863
  400    Florida St Tpk Auth Tpk Rev Ser A (FSA
         Insd)...................................... 4.500    07/01/28        331,616
1,025    Greater Orlando Aviation Auth Orlando FL
         Arpt Facs Rev Amt Ser A (FGIC Insd)........ 5.125    10/01/28        943,349
  730    Gulf Breeze, FL Rev Loc Govt (FGIC Insd)... 5.750    12/01/20        744,958
2,000    Hillsborough Cnty, FL Hosp Auth Hosp Rev
         Tampa Genl Hosp Proj Rfdg (FSA Insd)....... 6.375    10/01/13      2,093,640
1,000    Hillsborough Cnty, FL Indl Dev Auth Indl
         Dev Rev Hlth Facs Proj Univ Comnty Hosp Ser
         A.......................................... 5.625    08/15/23        848,410
1,500    Hillsborough Cnty, FL Indl Dev Auth Pollutn
         Ctl Rev Tampa Elec Co Proj Ser No 92
         Rfdg....................................... 8.000    05/01/22      1,603,890
5,000    Jacksonville, FL Cap Impt Rev Stadium Proj
         Rfdg (AMBAC Insd).......................... 4.750    10/01/25      4,411,150
  600    Jacksonville, FL Elec Auth Elec Sys Ser
         3-C........................................ 5.500    10/01/30        588,318
1,000    Jacksonville, FL Elec Auth Rev Ser 3-B..... 5.500    10/01/11      1,013,230
1,000    Jacksonville, FL Hosp Rev Univ Med Cent Inc
         Proj (Connie Lee Insd)..................... 6.500    02/01/11      1,038,890
2,250    Jacksonville, FL Hosp Rev Univ Med Cent Inc
         Proj (Connie Lee Insd)..................... 6.600    02/01/21      2,342,295

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2000

PAR
AMOUNT                                                                      MARKET
(000)    DESCRIPTION                                 COUPON   MATURITY      VALUE
         FLORIDA (CONTINUED)
$2,000   Jacksonville, FL Wtr & Swr Dev Rev
         Jacksonville Suburban Util................. 6.750%   06/01/22   $  2,074,160
2,500    Jupiter, FL Wtr Rev Ser A Rfdg (AMBAC
         Insd)...................................... 6.250    10/01/18      2,572,700
9,970    Lakeland, FL Elec & Wtr Rev................   *      10/01/13      5,127,471
2,230    Lakeland, FL Elec & Wtr Rev................ 5.750    10/01/19      2,244,450
1,000    Lee Cnty, FL Arpt Rev Ser B (FSA Insd)..... 5.750    10/01/33      1,019,850
1,250    Lee Cnty, FL Indl Dev Auth Hlthcare Fac Rev
         Shell Point Vlg Pgm Ser A.................. 5.500    11/15/29      1,035,750
  395    Marion Cnty, FL Hosp Dist Rev Impt Hlth Sys
         Munroe Reg Rfdg............................ 5.500    10/01/29        355,330
  750    Miami Beach, FL Stormwater Rev (FGIC Insd)
         (a)........................................ 5.750    09/01/15        788,543
1,900    Miami Dade Cnty, FL Parks Prog (FGIC
         Insd)...................................... 4.750    11/01/23      1,676,693
  870    Miami Dade Cnty, FL Aviation Rev Miami Intl
         Arpt Ser B (FGIC Insd)..................... 5.450    10/01/15        889,488
1,000    Miami Dade Cnty, FL Aviation Rev Miami Intl
         Arpt Ser B (FGIC Insd)..................... 5.750    10/01/29      1,022,030
1,700    Miami Dade Cnty, FL Spl Oblig Sub Ser B
         (MBIA Insd)................................   *      10/01/31        263,738
1,075    Miami Dade Cnty, FL Wtr & Swr Rev Ser A
         (FGIC Insd)................................ 5.000    10/01/29        979,519
1,000    North Springs Impt Dist FL Wtr & Swr Rev
         (MBIA Insd)................................ 4.750    10/01/23        884,040
2,000    Ocala, FL Util Sys Rev Subser A Rfdg (AMBAC
         Insd)...................................... 6.250    10/01/15      2,067,660
1,000    Orange Cnty, FL Cap Impt Rev Rfdg (AMBAC
         Insd)......................................   *      10/01/12        542,720
1,000    Orange Cnty, FL Cap Impt Rev Rfdg (AMBAC
         Insd)......................................   *      10/01/13        509,140
1,500    Orange Cnty, FL Tourist Dev Tax Rev Ser A
         Rfdg (AMBAC Insd).......................... 4.750    10/01/21      1,334,820
  715    Orange Cnty, FL Tourist Dev Tax Rev Ser A
         Rfdg (AMBAC Insd).......................... 4.750    10/01/24        628,649
1,500    Orange Cnty, FL Tourist Dev Tax Rev Ser B
         (Prerefunded @ 10/01/02) (AMBAC Insd)...... 6.500    10/01/19      1,584,960
1,500    Orlando & Orange Cnty Expwy Auth FL Expwy
         Rev Jr Lien (FGIC Insd).................... 5.000    07/01/28      1,380,360
1,240    Orlando & Orange Cnty Expwy Auth FL Expwy
         Rev Jr Lien (FGIC Insd).................... 6.000    07/01/21      1,245,282
1,000    Osceola Cnty, FL Sch Brd Ctfs Partn Ser A
         (Prerefunded @ 06/01/02) (AMBAC Insd)...... 6.250    06/01/07      1,047,170

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2000

PAR
AMOUNT                                                                      MARKET
(000)    DESCRIPTION                                 COUPON   MATURITY      VALUE
         FLORIDA (CONTINUED)
$2,535   Oviedo, FL Pub Impt Rev Rfdg (MBIA Insd)
         (b)........................................ 6.500%   10/01/18   $  2,635,234
2,750    Palm Beach Cnty, FL Sch Brd Ctfs Partn Ser
         A (Prerefunded @ 08/01/04) (AMBAC Insd).... 6.375    08/01/15      2,953,582
1,000    Pembroke Pines, FL Cons Util Sys Rev (FGIC
         Insd)...................................... 6.250    09/01/11      1,098,930
  565    Pinellas Cnty, FL Cap Impt Rev............. 5.250    01/01/03        574,961
2,390    Polk Cnty, FL Cap Impt Rev Rfdg (MBIA
         Insd)...................................... 6.250    12/01/11      2,509,882
1,100    Saint Cloud, FL Util Rev Rfdg (MBIA
         Insd)...................................... 6.375    08/01/15      1,135,442
  500    Tallahassee, FL Hlth Facs Rev Tallahassee
         Mem Hlthcare Proj (a)...................... 6.375    12/01/30        494,030
3,000    Tampa Bay, FL Wtr Util Sys Rev Ser B (FGIC
         Insd)...................................... 4.750    10/01/27      2,619,300
1,090    West Palm Beach, FL........................ 5.000    03/01/13      1,083,776
2,000    Winter Haven, FL Util Sys Rev Rfdg (MBIA
         Insd)...................................... 4.750    10/01/28      1,748,320
                                                                         ------------
                                                                          103,464,572
                                                                         ------------
         PUERTO RICO  3.1%
3,000    Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev
         Ser Y (FSA Insd)........................... 6.250    07/01/21      3,373,320
                                                                         ------------

         U. S. VIRGIN ISLANDS  0.9%
1,000    Virgin Islands Pub Fin Auth Rev Gross Rcpts
         Tax Ser A.................................. 6.500    10/01/24      1,034,300
                                                                         ------------
TOTAL LONG-TERM INVESTMENTS  99.3%
  (Cost $101,582,640).................................................    107,872,192

SHORT-TERM INVESTMENTS  0.4%
  (Cost $400,000).....................................................        400,000
                                                                         ------------

TOTAL INVESTMENTS  99.7%
  (Cost $101,982,640).................................................    108,272,192

OTHER ASSETS IN EXCESS OF LIABILITIES  0.3%...........................        328,372
                                                                         ------------

NET ASSETS  100.0%....................................................   $108,600,564
                                                                         ============

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2000

*  Zero coupon bond

(a) Securities purchased on a when issued or delayed delivery basis.

(b) Assets segregated as collateral for when issued or delayed delivery purchase commitments.

AMBAC--AMBAC Indemnity Corporation
Connie Lee--Connie Lee Insurance Company
FGIC--Financial Guaranty Insurance Company
FSA--Financial Security Assurance Inc.
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
October 31, 2000

ASSETS:
Total Investments (Cost $101,982,640).......................  $108,272,192
Cash........................................................        43,690
Receivables:
  Interest..................................................     1,369,219
  Investments Sold..........................................       522,450
Other.......................................................         2,619
                                                              ------------
    Total Assets............................................   110,210,170
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     1,283,653
  Investment Advisory Fee...................................        59,521
  Income Distributions--Preferred Shares....................        57,274
  Administrative Fee........................................        18,317
  Affiliates................................................         3,933
Trustees' Deferred Compensation and Retirement Plans........       113,935
Accrued Expenses............................................        72,973
                                                              ------------
    Total Liabilities.......................................     1,609,606
                                                              ------------
NET ASSETS..................................................  $108,600,564
                                                              ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000 shares, 1,600 issued with liquidation preference of
  $25,000 per share)........................................  $ 40,000,000
                                                              ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 4,150,300 shares issued and
  outstanding)..............................................        41,503
Paid in Surplus.............................................    60,995,463
Net Unrealized Appreciation.................................     6,289,552
Accumulated Net Realized Gain...............................     1,209,586
Accumulated Undistributed Net Investment Income.............        64,460
                                                              ------------
    Net Assets Applicable to Common Shares..................    68,600,564
                                                              ------------
NET ASSETS..................................................  $108,600,564
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($68,600,564 divided by
  4,150,300 shares outstanding).............................  $      16.53
                                                              ============

See Notes to Financial Statements

Statement of Operations
For the Year Ended October 31, 2000

INVESTMENT INCOME:
Interest....................................................  $ 6,349,479
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      693,007
Administrative Fee..........................................      213,239
Preferred Share Maintenance.................................      111,700
Trustees' Fees and Related Expenses.........................       19,344
Custody.....................................................       12,104
Legal.......................................................       10,807
Other.......................................................      123,868
                                                              -----------
    Total Expenses..........................................    1,184,069
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 5,165,410
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $ 1,519,054
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    5,299,384
  End of the Period.........................................    6,289,552
                                                              -----------
Net Unrealized Appreciation During the Period...............      990,168
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $ 2,509,222
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 7,674,632
                                                              ===========

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
For the Years Ended October 31, 2000 and 1999

                                                        YEAR ENDED          YEAR ENDED
                                                     OCTOBER 31, 2000    OCTOBER 31, 1999
                                                     ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...............................   $  5,165,410        $  5,245,025
Net Realized Gain/Loss..............................      1,519,054            (309,468)
Net Unrealized Appreciation/Depreciation During the
  Period............................................        990,168          (7,130,107)
                                                       ------------        ------------
Change in Net Assets from Operations................      7,674,632          (2,194,550)
                                                       ------------        ------------

Distributions from Net Investment Income:
  Common Shares.....................................     (3,880,156)         (4,105,612)
  Preferred Shares..................................     (1,578,757)         (1,260,664)
                                                       ------------        ------------
                                                         (5,458,913)         (5,366,276)
                                                       ------------        ------------

Distributions from Net Realized Gain:
  Common Shares.....................................            -0-            (230,093)
  Preferred Shares..................................            -0-             (83,471)
                                                       ------------        ------------
                                                                -0-            (313,564)
                                                       ------------        ------------
Total Distributions.................................     (5,458,913)         (5,679,840)
                                                       ------------        ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES........................................      2,215,719          (7,874,390)

FROM CAPITAL TRANSACTIONS:
Value of Common Shares Issued Through
  Dividend Reinvestment.............................            -0-             142,156
                                                       ------------        ------------
TOTAL INCREASE/DECREASE IN NET ASSETS...............      2,215,719          (7,732,234)
NET ASSETS:
Beginning of the Period.............................    106,384,845         114,117,079
                                                       ------------        ------------
End of the Period (Including accumulated
  undistributed net investment income of $64,460 and
  $357,963, respectively)...........................   $108,600,564        $106,384,845
                                                       ============        ============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.


                                           ---------------------------------------------
                                                2000         1999      1998       1997
                                           ---------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD (A)..............................    $  16.00      $ 17.89   $ 17.71   $  17.32
                                              --------      -------   -------   --------
  Net Investment Income...................        1.25         1.26      1.28       1.30
  Net Realized and Unrealized Gain/Loss...         .60        (1.79)      .26        .50
                                              --------      -------   -------   --------
Total from Investment Operations..........        1.85         (.53)     1.54       1.80
                                              --------      -------   -------   --------
Less:
  Distributions from Net Investment
    Income:
    Paid to Common Shareholders...........         .94          .99       .99        .99
    Common Share Equivalent of
      Distributions Paid to Preferred
      Shareholders........................         .38          .30       .34        .32
  Distributions from Net Realized Gain:
    Paid to Common Shareholders...........         -0-          .05       .02        .08
    Common Share Equivalent of
      Distributions Paid to Preferred
      Shareholders........................         -0-          .02       .01        .02
                                              --------      -------   -------   --------
Total Distributions.......................        1.32         1.36      1.36       1.41
                                              --------      -------   -------   --------
NET ASSET VALUE, END OF THE PERIOD........    $  16.53      $ 16.00   $ 17.89   $  17.71
                                              ========      =======   =======   ========

Market Price Per Share at End of the
  Period..................................    $13.5000      $14.750   $18.625   $17.1875
Total Investment Return at Market
  Price (b)...............................      -2.28%      -15.79%    14.75%     11.00%
Total Return at Net Asset Value (c).......       9.50%       -4.96%     6.92%      8.71%
Net Assets at End of the Period (In
  millions)...............................    $  108.6      $ 106.4   $ 114.1   $  113.3
Ratio of Expenses to Average Net Assets
  Applicable to Common Shares**...........       1.78%        1.73%     1.68%      1.70%
Ratio of Net Investment Income to Average
  Net Assets Applicable to Common
  Shares (d)..............................       5.39%        5.59%     5.27%      5.62%
Portfolio Turnover........................         42%          24%       18%         2%
 * Non-Annualized
** Ratio of Expenses to Average Net Assets
   including Preferred Shares.............       1.11%        1.11%     1.09%      1.09%

(a) Net Asset Value at March 27, 1992, is adjusted for common and preferred share offering costs of $.303 per common share.

(b) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(c) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(d) Net Investment Income is adjusted for common share equivalent of distributions paid to preferred shareholders.

                                              MARCH 27, 1992
                                              (COMMENCEMENT
YEAR ENDED OCTOBER 31                         OF INVESTMENT
------------------------------------------    OPERATIONS) TO
      1996      1995      1994      1993     OCTOBER 31, 1992
-------------------------------------------------------------
     $ 17.24   $ 15.24   $ 17.96   $ 14.88       $ 14.70
     -------   -------   -------   -------       -------
        1.29      1.30      1.29      1.29           .59
         .11      2.02     (2.73)     3.02           .11
     -------   -------   -------   -------       -------
        1.40      3.32     (1.44)     4.31           .70
     -------   -------   -------   -------       -------
         .98       .95       .93       .94           .39
         .34       .37       .26       .29           .13
         -0-       -0-       .07       -0-           -0-
         -0-       -0-       .02       -0-           -0-
     -------   -------   -------   -------       -------
        1.32      1.32      1.28      1.23           .52
     -------   -------   -------   -------       -------
     $ 17.32   $ 17.24   $ 15.24   $ 17.96       $ 14.88
     =======   =======   =======   =======       =======

     $16.500   $15.250   $13.500   $16.750       $14.875
      14.89%    20.50%   -13.92%    19.30%         1.74%*
       6.32%    19.85%    -9.89%    27.67%         1.65%*
     $ 111.7   $ 111.3   $ 103.0   $ 114.3       $ 101.5
       1.77%     1.79%     1.81%     1.76%         1.72%
       5.51%     5.67%     6.15%     6.01%         5.11%
         12%        6%       10%        9%            9%*
       1.13%     1.12%     1.15%     1.12%         1.21%

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

October 31, 2000

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Trust for Investment Grade Florida Municipals (the "Trust") is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to seek to provide a high level of current income exempt from federal income taxes and Florida state intangibles taxes, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of Florida municipal obligations rated investment grade at the time of investment. The Trust commenced investment operations on March 27, 1992.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life of each applicable security.

NOTES TO
FINANCIAL STATEMENTS

October 31, 2000

D. Federal Income Taxes It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At October 31, 2000, for federal income tax purposes the cost of long- and short-term investments is $101,982,640, the aggregate gross unrealized appreciation is $6,629,274 and the aggregate gross unrealized depreciation is $339,722, resulting in net unrealized appreciation on long-term investments of $6,289,552.

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .65% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the year ended October 31, 2000, the Trust recognized expenses of approximately $3,600, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each Trust. For the year ended October 31, 2000, the Trust recognized expenses of approximately $18,500 representing Van Kampen's cost of providing accounting and legal services to the Trust, which are reported as part of other and legal expenses, respectively, in the statement of operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

NOTES TO
FINANCIAL STATEMENTS

October 31, 2000

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At October 31, 2000 and 1999, paid in surplus related to common shares aggregated $60,995,463.

    Transactions in common shares were as follows:

                                                       YEAR ENDED          YEAR ENDED
                                                    OCTOBER 31, 2000    OCTOBER 31, 1999
Beginning Shares..................................     4,150,300           4,142,152
Shares Issued Through Dividend Reinvestment.......           -0-               8,148
                                                       ---------           ---------
Ending Shares.....................................     4,150,300           4,150,300
                                                       =========           =========

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $45,048,956 and $52,153,935, respectively.

5. PREFERRED SHARES

The Trust has outstanding 1,600 Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is currently reset every 28 days through an auction process. The rate in effect on October 31, 2000, was 4.020%. During the year ended October 31, 2000, the rates ranged from 3.320% to 4.420%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

6. SUBSEQUENT EVENTS

On November 20, 2000, the Trustees of Van Kampen Florida Municipal Opportunity Trust ("Target Fund") announced its intention to merge the Target Fund into the Van Kampen Trust for Investment Grade Florida Municipals ("Acquiring Fund"). The Trustees of each of the funds have approved in principle

NOTES TO
FINANCIAL STATEMENTS

October 31, 2000

an agreement and plan of reorganization between the funds providing for a transfer of assets and liabilities of the Target Fund to the Acquiring Fund in exchange for shares of beneficial interest of the Acquiring Fund (the "Reorganization"). The Reorganization is subject to the approval by the shareholders of the Target Fund.

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of Van Kampen Trust for Investment Grade Florida Municipals

We have audited the accompanying statement of assets and liabilities of Van Kampen Trust for Investment Grade Florida Municipals (the "Trust"), including the portfolio of investments, as of October 31, 2000, and the related statements of operations, changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The Trust's financial statements and financial highlights for the periods ended prior to October 31, 2000 were audited by other auditors whose report, dated December 13, 1999, expressed an unqualified opinion on those statements.

    We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the Trust's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Trust for Investment Grade Florida Municipals as of October 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
December 6, 2000

DIVIDEND REINVESTMENT PLAN

    The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

    If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

    Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

    Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

       Van Kampen Funds Inc.
        Attn: Closed-End Funds
         2800 Post Oak Blvd.
          Houston, TX 77056

TRUST OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN TRUST FOR INVESTMENT GRADE
FLORIDA MUNICIPALS

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555
CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS) 333 West Wacker Drive Chicago, Illinois 60606

INDEPENDENT AUDITORS(1)

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

 For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Trust during its taxable year ended October 31, 2000. The Trust designated 100% of the income distributions as a tax-exempt income distribution. In January, 2001, the Trust will provide tax information to shareholders for the 2000 calendar year.

(1) Independent auditors for the Trust perform an annual audit of the Trust's financial statements. The Board of Trustees has engaged Deloitte & Touche LLP to be the Trust's independent auditors.

KPMG LLP, located at 303 West Wacker Drive, Chicago, IL 60601 ("KPMG"), ceased being the Trust's independent accountants effective April 14, 2000. The cessation of the client- auditor relationship between the Trust and KPMG was based solely on a possible future business relationship by KPMG with an affiliate of the Trust's investment adviser.

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

(C)  Van Kampen Funds Inc., 2000. All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

RESULTS OF
SHAREHOLDER VOTES

The Annual Meeting of the Shareholders of the Trust was held on June 21, 2000, where shareholders voted on the election of trustees and the ratification of Deloitte & Touche LLP as the independent auditors.

1) With regards to the election of the following trustee by the common shareholders of the Trust:

                                                                 # OF SHARES
                                                        ------------------------------
                                                         IN FAVOR             WITHHELD
Wayne W. Whalen.......................................   3,631,745             62,844

2) With regards to the election of the following trustee by the preferred shareholders of the Trust:

                                                                   # OF SHARES
                                                           ----------------------------
                                                           IN FAVOR            WITHHELD
Rod Dammeyer.............................................   1,513                -0-

The other trustees of the Trust whose terms did not expire in 2000 were David C. Arch, Howard J Kerr, Theodore A. Myers, Richard F. Powers, III, and Hugo F. Sonnenschein.

3) With regards to the ratification of Deloitte & Touche LLP as independent auditors for the Trust, 3,647,767 common shares and 1,513 preferred shares voted in favor of the proposal, 35,244 shares voted against and 11,577 shares abstained.

                                                                      APPENDIX D

                            Target Fund Annual Report

                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4

                     PORTFOLIO AT A GLANCE
                            CREDIT QUALITY       5
             TWELVE-MONTH DIVIDEND HISTORY       5
                          TOP FIVE SECTORS       6
          NET ASSET VALUE AND MARKET PRICE       6
          Q&A WITH YOUR PORTFOLIO MANAGERS       7
                         GLOSSARY OF TERMS      11

                            BY THE NUMBERS
                  YOUR TRUST'S INVESTMENTS      12
                      FINANCIAL STATEMENTS      15
             NOTES TO FINANCIAL STATEMENTS      20
            REPORT OF INDEPENDENT AUDITORS      23
                DIVIDEND REINVESTMENT PLAN      24
    TRUST OFFICERS AND IMPORTANT ADDRESSES      26
              RESULTS OF SHAREHOLDER VOTES      27

Our generations of money- management experience may help you pursue life's true wealth.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
November 20, 2000

Dear Shareholder,

The first three quarters of 2000 proved to be especially volatile, with all of the major markets declining in the spring and spending the following months trying to recover. To manage one's portfolio during such unpredictable times requires investment-management experience, and the following pages should give you some insight into how we have performed in this difficult environment.

In this report, the portfolio managers will explain how your investment performed during the reporting period and describe the strategies they used to manage your trust during that span. The report will also show you how your investment has performed over time. Helpful charts summarize the trust's largest investments, and you can examine the complete portfolio to see all of your trust's holdings as of the end of your trust's reporting period.

                  At Van Kampen, we place a high priority on providing you and your financial advisor with the information you need to help you monitor your investments during all types of markets. With nearly four generations of investment-management experience, we've been around long enough to understand that by investing with Van Kampen you're entrusting us with much more than your money. Your investments may help make it possible to afford your next house, keep up with rising college costs, or enjoy a comfortable retirement.

No matter what your reasons for investing, we're thankful that you've chosen to place your investments with Van Kampen. We will continue to apply our generations of money-management experience to helping you pursue life's true wealth.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investments

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
ECONOMIC GROWTH REMAINED RELATIVELY STRONG DURING THE REPORTING PERIOD, UNDERPINNED BY LOW UNEMPLOYMENT AND RISING PRODUCTIVITY, YET THERE WERE SIGNS THAT A HEALTHY SLOWDOWN WAS UNDERWAY. GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, INCREASED AT A 2.4 PERCENT ANNUALIZED RATE FOR THE THIRD QUARTER OF 2000. FOLLOWING RELATIVELY MILD FIRST- AND SECOND-QUARTER DATA, THIS THIRD-QUARTER FIGURE OFFERS FURTHER EVIDENCE THAT GROWTH MIGHT BE SETTLING BACK TO A MORE MODERATE AND SUSTAINABLE PACE THAN ITS RAPID RATE IN LATE 1999.

CONSUMER SPENDING AND EMPLOYMENT
CONCERNS ABOUT INFLATION REMAINED AT BAY DUE IN PART TO A GRADUAL SLOWDOWN IN CONSUMER SPENDING. RISING INTEREST RATES, HIGHER ENERGY COSTS, AND A DISAPPOINTING STOCK MARKET BEGAN TO TEMPER RETAIL SALES, WHICH LEVELED OFF FROM THE BLISTERING PACE OF LATE 1999 AND EARLY 2000. AND WHILE CONSUMER SPENDING WAS BRISK, THE OVERALL TREND HAS BEEN DOWNWARD THIS YEAR.

THE JOBLESS RATE CONTINUED TO BE EXTREMELY LOW BY HISTORICAL STANDARDS, BUT A RECENT DECLINE IN NEW JOB CREATION SUPPORTS THE POPULAR BELIEF THAT THE ECONOMY IS MODERATING. ALTHOUGH EMPLOYER COSTS SUCH AS WAGES AND BENEFITS WERE RISING AT THE END OF 1999 AND THE BEGINNING OF 2000, OVER THE PAST SIX MONTHS THE EMPLOYMENT COST INDEX HAS SHOWN MARKED DECELERATION, WHICH SHOULD HELP EASE INFLATION CONCERNS.

INTEREST RATES AND INFLATION
THE FEDERAL RESERVE BOARD (THE FED) RAISED INTEREST RATES FOUR TIMES DURING THE LAST 12 MONTHS IN AN EFFORT TO WARD OFF INFLATION BY CURBING ECONOMIC GROWTH. OVER THE SAME PERIOD, THE CONSUMER PRICE INDEX ROSE 3.5 PERCENT, WHICH INDICATED THAT INFLATION GENERALLY REMAINS UNDER CONTROL.

THE FED HAS ACKNOWLEDGED THE RISK OF RISING INFLATION AND WILL STAY ON GUARD, AS RISING ENERGY COSTS AND LOW UNEMPLOYMENT THREATEN TO PROPEL THIS FIGURE UPWARD IN THE COMING MONTHS. AS LONG AS INFLATION IS CONTAINED AND THE PACE OF ECONOMIC GROWTH REMAINS FAVORABLE, THE FED IS LIKELY TO HOLD INTEREST RATES STEADY IN THE SHORT TERM, WHICH COULD HELP STABILIZE THE STOCK AND BOND MARKETS.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(September 30, 1998--September 30, 2000)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Sep 98                                                                           3.80
Dec 98                                                                           5.90
Mar 99                                                                           3.50
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.60
Sep 00                                                                           2.40

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(October 31, 1998--October 31, 2000)
[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Oct 98                                                                      5.00                               1.50
                                                                            4.75                               1.50
                                                                            4.75                               1.60
Jan 99                                                                      4.75                               1.70
                                                                            4.75                               1.60
                                                                            4.75                               1.70
Apr 99                                                                      4.75                               2.30
                                                                            4.75                               2.10
                                                                            5.00                               2.00
Jul 99                                                                      5.00                               2.10
                                                                            5.25                               2.30
                                                                            5.25                               2.60
Oct 99                                                                      5.25                               2.60
                                                                            5.50                               2.60
                                                                            5.50                               2.70
Jan 00                                                                      5.50                               2.70
                                                                            5.75                               3.20
                                                                            6.00                               3.70
Apr 00                                                                      6.00                               3.00
                                                                            6.50                               3.10
                                                                            6.50                               3.70
Jul 00                                                                      6.50                               3.70
                                                                            6.50                               3.30
                                                                            6.50                               3.50
Oct 00                                                                      6.50                               3.50

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of October 31, 2000)

-----------------------------------------------------------------------
AMEX Ticker Symbol                                              VOF
-----------------------------------------------------------------------
One-year total return based on market price(1)                8.08%
-----------------------------------------------------------------------
One-year total return based on NAV(2)                         9.81%
-----------------------------------------------------------------------
Distribution rate as a % of closing common stock
price(3)                                                      6.26%
-----------------------------------------------------------------------
Taxable-equivalent distribution rate as a % of closing
common stock price(4)                                         9.78%
-----------------------------------------------------------------------
Net asset value                                              $13.86
-----------------------------------------------------------------------
Closing common stock price                                 $11.6875
-----------------------------------------------------------------------
One-year high common stock price (08/25/00)                $12.5625
-----------------------------------------------------------------------
One-year low common stock price (07/03/00)                 $10.6875
-----------------------------------------------------------------------
Preferred share rate(5)                                      4.250%
-----------------------------------------------------------------------

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 36% federal income tax bracket.

(5) See "Notes to Financial Statements" footnote #4, for more information concerning Preferred Share reset periods.

    A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

    Past performance is no guarantee of future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                              PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of October 31, 2000
- AAA/Aaa............  81.6%
- AA/Aa..............   7.5%
- A/A................   6.4%
- BBB/Baa............   4.5%

                                     [PIE CHART]
As of October 31, 1999
- AAA/Aaa............  81.1%
- AA/Aa..............   4.9%
- A/A................   3.8%
- BBB/Baa............  10.2%
                                     [PIE CHART]

Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's, respectively.

TWELVE-MONTH DIVIDEND HISTORY

(for the period ended October 31, 2000, for common shares)
[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
11/99                                                                            0.061
12/99                                                                            0.061
1/00                                                                             0.061
2/00                                                                             0.061
3/00                                                                             0.061
4/00                                                                             0.061
5/00                                                                             0.061
6/00                                                                             0.061
7/00                                                                             0.061
8/00                                                                             0.061
9/00                                                                             0.061
10/00                                                                            0.061

The dividend history represents past performance of the trust and is no guarantee of the trust's future dividends.

TOP FIVE SECTORS

(as a percentage of long-term investments)

[INVESTMENT PERFORMANCE GRAPH]

                                                                      OCTOBER 31, 2000                   OCTOBER 31, 1999
                                                                      ----------------                   ----------------
Public Education                                                           20.00                              21.60
Health Care                                                                14.60                              26.20
Transportation                                                             11.70                               8.90
Higher Education                                                            8.40                               6.90
Water & Sewer                                                               6.60                               7.00

NET ASSET VALUE AND MARKET PRICE

(based upon quarter-end values--July 1993 through October 2000)

[INVESTMENT PERFORMANCE GRAPH]

                                                                      NET ASSET VALUE                      MARKET PRICE
                                                                      ---------------                      ------------
7/93                                                                      14.8400                            15.0000
                                                                          15.2200                            14.3750
12/93                                                                     15.0800                            13.6250
                                                                          12.6300                            13.5000
                                                                          12.5800                            12.5000
                                                                          12.2800                            10.5000
12/94                                                                     11.8700                             9.8750
                                                                          13.1800                            11.2500
                                                                          13.3800                            11.5000
                                                                          13.6800                            11.6250
12/95                                                                     14.6200                            12.0000
                                                                          13.8100                            12.5000
                                                                          13.6700                            12.2500
                                                                          13.9500                            12.3750
12/96                                                                     14.1700                            12.6250
                                                                          13.7800                            12.6250
                                                                          14.2400                            13.0000
                                                                          14.6800                            13.2500
12/97                                                                     15.0300                            13.7500
                                                                          15.0000                            13.8750
                                                                          14.9600                            13.7500
                                                                          15.3300                            14.3125
12/98                                                                     15.1200                            14.9375
                                                                          14.9400                            14.4375
                                                                          14.2600                            13.1250
                                                                          13.7100                            12.1250
12/99                                                                     13.1100                            11.6250
                                                                          13.4200                            11.7500
                                                                          13.4700                            11.7500
                                                                          13.6800                            11.8125
10/00                                                                     13.8600                            11.6875

The solid line above represents the trust's net asset value (NAV), which indicates overall changes in value among the trust's underlying securities. The trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGERS
WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGER OF THE VAN KAMPEN FLORIDA MUNICIPAL OPPORTUNITY TRUST ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE TRUST'S RETURN DURING THE 12 MONTHS ENDED OCTOBER 31, 2000. THOMAS M. BYRON, PORTFOLIO MANAGER, HAS MANAGED THE TRUST SINCE JANUARY 1997 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1981. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE TRUST'S PERFORMANCE.

Q   WHAT WERE THE MOST IMPORTANT
    DEVELOPMENTS IN THE FIXED-INCOME MARKETS AND HOW DID THE TRUST PERFORM DURING THE REPORTING PERIOD?

A   The key factor in the market's
behavior during the past fiscal year has been generally rising interest rates, especially at the short end of the maturity spectrum. This rate environment stemmed from the Federal Reserve Board's commitment to keeping inflation in check by ratcheting up short-term interest rates whenever the economy threatened to overheat and push the prices of goods and services higher. In fact, the Fed increased short-term rates four times during the reporting period, with the last hike occurring in May 2000.

    The strength of the economy, and the accompanying Federal Reserve activity, caused interest rates to rise across the board for the first half of the reporting period. In the spring of 2000, the bond market rallied as investors began to anticipate an end to the Fed's rate-tightening cycle. By the end of October, short-term rates remained high, but rates in the intermediate to long maturity segments of the market had actually declined from the levels we had seen at the start of the reporting period.

    Because the trust is leveraged, higher short-term rates placed pressure on the trust's dividend, as the increased cost of borrowing cut into the fund's earnings. However, the relatively high long-term rates that prevailed for part of the reporting period allowed the trust to add new holdings at attractive yields, partially offsetting the decline in income that occurred as short-term rates climbed.

    After the steady increase in short-term interest rates over the past year, we have seen a more stable environment in recent months, as the Fed has reacted to slower economic growth, more efficient workforce output, and moderate price gains by keeping target lending rates unchanged. The inflation rate, as measured by the consumer price index, peaked in March 2000 at 3.8 percent and has since dropped back below the 3 percent level.

    At the state level, Florida's economy continues to outperform the U.S. economy in terms of employment and income growth, bolstered by increased international trade, strong demand for tourism, and steady immigration. Tourism remains the dominant economic engine, but the state economy is increasingly diversifying in the areas of trade, services, and technology.

    Supply in the Florida municipal market was sharply lower from levels of a year ago, as higher interest rates have made it unattractive for municipalities to retire existing debt. At the same time, strong economic activity has allowed many municipalities to generate a budget surplus, enabling them to cover spending that would normally require municipal bond financing. Based on the budget for the 1999 fiscal year, for example, the state's fiscal position appears strong, with increasing reserve levels. Still, Florida has been the fourth-largest issuer of municipal debt this year (through September 2000), even though issuance was down 11.5 percent to $8.4 billion.

    Because demand has remained strong, the lack of new issuance in the primary market helped support bond prices, although the somewhat limited selection of available securities required us to be very selective in choosing new bonds for the trust's portfolio. In many cases, we found attractive values in the secondary market, buying and selling bonds that have been in the market for a while.

    The trust continued to provide shareholders with an attractive level of income. Its monthly dividend of $0.061 per share translates to a distribution rate of 6.26 percent based on the trust's closing market price on October 31, 2000. Because income from the trust is exempt from federal income taxes, this distribution rate is equivalent to a yield of 9.78 percent for an investor in the 36 percent federal income tax bracket.

    For the 12 months through October 31, 2000, the trust produced a total return of 8.08 percent based on market price. This reflects an increase in market price from $11.5000 per share on October 31, 1999, to $11.6875 per share on October 31, 2000. Of course, past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. By comparison, the Lehman Brothers Florida Municipal Bond Index posted a total return of 8.14 percent for the same period. This broad-based, unmanaged index, which reflects the general performance of Florida municipal securities with maturities greater than five years, does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower the performance of the index. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   HOW DID YOU REACT TO THE
    MARKET CONDITIONS YOU ENCOUNTERED IN MANAGING THE TRUST?

A   Much of the activity in the trust's
portfolio during the reporting period was guided by a strategic direction we adopted in February of 2000 and have gradually implemented since then. It was our goal to lengthen the duration of the portfolio (a measure of its sensitivity to changes in interest rates) so that it more closely mirrored the benchmark indicators we use to gauge the trust's performance. At the time, we felt the market had solid upside potential, and a longer duration would allow the trust to more fully participate in the gains of the market if it rallied over time.

    As we began implementing this strategy, we caught the market at a good time. Early in the year, the market presented us with attractive yields on long-duration securities, particularly those priced at deep discounts. We purchased some of these bonds and sold prerefunded securities and bonds with short calls--many of which were scheduled to be called or refunded within the next year or two. In effect, this strategy helped capture additional par value and the potential for capital appreciation, all while achieving the desired effect of extending the portfolio's duration. This strategy was a positive in terms of the trust's performance, especially during the market rally that occurred in the second and third quarters of 2000.

Q   HOW DID THIS STRATEGY AFFECT THE
    COMPOSITION OF THE PORTFOLIO?

A   A by-product of this market
activity--and the trust's positioning within the market--was an increase in the overall credit quality of the portfolio. Typically, the rallies were strongest at the high end of the quality spectrum, so these securities saw solid price gains while the valuations of nonrated and lower-rated securities, such as those rated BBB or lower, remained fairly flat or declined.

    Over the course of the reporting period, the portfolio composition came to reflect this trend, as the trust's allocation to securities rated AAA or AA increased to 89.1 percent of long-term investments (up from 86 percent at the start of the period), and its BBB allocation declined to 4.5 percent (down from
10.2 percent). In general, our bias toward high-quality securities was a boost to portfolio performance.

    The trust remained well diversified, though focused on quality, across various industry sectors and issuers. The portfolio's allocation to health-care bonds was reduced to 14.6 percent of long-term investments, down from 26.2 percent, and its position in industrial revenue bonds was reduced to 3 percent, down from 8 percent. Much of this was due to our decision to increase the diversification of the trust, reducing positions that we considered may be too big for the portfolio at this time. Also, the health-care sector has had its share of credit-quality concerns, so we selectively sold issues that we thought would not meet our expectations for long-term performance. We also initiated a few transactions for tax purposes, seeking to offset taxable gains for shareholders.

Q   WHAT DO YOU SEE AHEAD FOR
    THE ECONOMY AND THE MUNICIPAL MARKET?

A   The outlook for the municipal
bond market will be closely tied to the
prospects of the U.S. economy and the Fed's reaction to key economic indicators. While interest rates have been fairly steady of late, the Fed's next move will be based on whether inflation shows signs of heating up. We believe inflation appears to be under control at this time, but the Fed will be watching economic growth statistics, the labor market, and the prices of key commodities, such as crude oil, for signs of inflationary pressures.

    Clearly, the direction of interest rates will be determined by the Fed's reaction to inflationary signals, so we feel it would be imprudent to make a bet on the direction of interest rates in terms of how we position the trust. Consequently, we will seek to maintain a neutral stance with respect to the portfolio's duration in the near term.

    We believe the demand for municipal securities should remain healthy. This will hopefully bode well for the trust, although it will be competing with a range of investment options, such as individual bonds, mutual funds, and managed accounts, for investor assets. Also, the stock market may continue to attract assets away from bonds, depending on its return prospects and price volatility.

    Bond supply should remain tight, helping to support prices, as municipalities continue to operate with budget surpluses that can be used for construction projects, education funding, road improvements, and other expenditures typically financed by new bond issuance. The credit outlook for state and local government bonds may continue to improve with sound financial performance based on the strong underlying state economy. Favorable trends include increasing population, low unemployment rates, and a diversifying economic base.

    We will continue to search for securities that have the potential to enhance the trust's long-term performance. If our analysis indicates that it would be advantageous to sell certain bonds--or as bonds are prerefunded, mature according to schedule, or are called from the portfolio--we will strive to replace them with bonds that offer the best relative value available at the time.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CALL FEATURE: Allows a bond issuer to buy back a bond on specific dates at set prices before the bond's maturity date. These dates and prices are set when the bond is issued. To compensate the bondholder for the potential loss of income and ownership, a bond's call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.

DISCOUNT BOND: A bond whose market price is lower than its face value (or "par value"). Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond does.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest-rate movements on its price. Typically, funds with shorter durations perform better in rising-rate environments, while funds with longer durations perform better when rates decline.

MATURITY LENGTH: The time it takes for a bond to mature. A bond issued in 1999 and maturing in 2009 is a 10-year bond. Typically, short-term bonds mature in five years or less, intermediate-term bonds mature in five to ten years, and long-term bonds mature after ten years.

PREREFUNDING: The process of issuing new bonds to refinance an outstanding bond issue prior to its maturity or call date. The proceeds from the new bonds are generally invested in U.S. government securities. Prerefunding typically occurs when interest rates decline and an issuer replaces its higher-yielding bonds with current lower-yielding issues.

SECONDARY MARKET: A market where securities are traded after they are initially offered.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower credit ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                        BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

October 31, 2000
THE FOLLOWING PAGES DETAIL YOUR TRUST'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                   COUPON   MATURITY      VALUE
          MUNICIPAL BONDS  98.3%
          FLORIDA  91.5%
$1,000    Bay Cnty, FL Sch Brd Ctfs Partn (Prerefunded
          @ 07/01/04) (AMBAC Insd)..................... 6.750%   07/01/12   $ 1,093,790
 1,750    Broward Cnty, FL Edl Fac Auth Rev Nova
          Southeastn Univ Proj (Connie Lee Insd)....... 5.875    04/01/07     1,841,437
   545    Clay Cnty, FL Hsg Fin Auth Rev Single Family
          Mtg (GNMA Collateralized).................... 6.500    09/01/21       568,735
 1,000    Escambia Cnty, FL Hlth Facs Auth Hlth Fac Rev
          Hlthcare Fac Ln (AMBAC Insd)................. 5.950    07/01/20     1,041,440
   250    Escambia Cnty, FL Pollutn Ctl Rev Champion
          Intl Corp Proj............................... 6.900    08/01/22       258,080
 1,100    Escambia Cnty, FL Utils Auth Util Sys Rev
          (FGIC Insd).................................. 5.250    01/01/29     1,053,481
   750    Florida Hsg Fin Agy Hsg Willow Lake Apts Ser
          J-1 (AMBAC Insd)............................. 5.350    07/01/27       708,488
 1,000    Florida Hsg Fin Corp Rev Homeowner Mtg Ser 4
          (FSA Insd)................................... 6.250    07/01/22     1,038,030
 1,000    Florida Ports Fin Comm Rev St Transn Tr Fd
          (MBIA Insd).................................. 5.375    06/01/27       959,820
 1,000    Florida Ports Fin Comm Rev St Transn Tr Fd
          Intermodal Pgm (FGIC Insd)................... 5.500    10/01/29       973,840
   350    Florida St Brd of Ed Cap Outlay Pub Ed Ser A
          Rfdg (FGIC Insd)............................. 4.500    06/01/23       297,206
 1,000    Florida St Brd of Ed Cap Outlay Pub Ed Ser C
          (FGIC Insd).................................. 5.750    06/01/29     1,020,200
 1,000    Florida St Brd of Ed Lottery Rev Ser A (FGIC
          Insd)........................................ 5.250    07/01/17       994,980
 1,000    Florida St Brd of Regt Hsg Rev Univ FL (FGIC
          Insd)........................................ 5.500    07/01/28       994,290
   500    Florida St Brd of Regt Univ Sys Impt Rev
          (AMBAC Insd)................................. 4.500    07/01/23       423,865
   500    Gainesville, FL Utils Sys Rev (Escrowed to
          Maturity).................................... 8.125    10/01/14       590,685
 2,000    Hillsborough Cnty, FL Cap Impt Pgm Rev
          Criminal Justice Fac Rfdg (FGIC Insd)........ 5.250    08/01/16     1,981,860

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                   COUPON   MATURITY      VALUE
          FLORIDA (CONTINUED)
$1,000    Hillsborough Cnty, FL Indl Dev Auth Indl Dev
          Rev Hlth Facs Proj Univ Cmnty Hosp Ser A..... 5.625%   08/15/23   $   848,410
 1,750    Hillsborough Cnty, FL Indl Dev Auth Indl Dev
          Rev Univ Cmnty Hosp (MBIA Insd).............. 5.750    08/15/14     1,797,862
 1,000    Hillsborough Cnty, FL Indl Dev Auth Pollutn
          Ctl Rev Tampa Elec Proj Rfdg(b).............. 8.000    05/01/22     1,069,260
 1,750    Hillsborough Cnty, FL Indl Dev Auth Rev
          Allegany Hlth Sys J Knox Vlg (Prerefunded @
          12/01/03) (MBIA Insd)........................ 6.000    12/01/06     1,811,197
 1,500    Hillsborough Cnty, FL Sch Brd Ctfs Partn
          (Prerefunded @ 07/01/04) (MBIA Insd)......... 6.000    07/01/12     1,601,445
 1,000    Jacksonville, FL Cap Impt Rev Stad Proj Rfdg
          (AMBAC Insd)................................. 4.750    10/01/25       882,230
   800    Jacksonville, FL Elec Auth Rev Elec Sys Ser
          3-C.......................................... 5.500    10/01/30       784,424
 1,000    Jacksonville, FL Hosp Rev Univ Med Cent Inc
          Proj (Connie Lee Insd)....................... 6.500    02/01/11     1,038,890
   500    Lee Cnty, FL Arpt Rev Ser B (FSA Insd)....... 5.750    10/01/33       509,925
   750    Lee Cnty, FL Indl Dev Auth Hlthcare Fac Rev
          Shell Point Vlg Proj Ser A................... 5.500    11/15/29       621,450
   750    Marion Cnty, FL Hosp Dist Rev & Impt Hlth Sys
          Munroe Reg Rfdg.............................. 5.500    10/01/29       674,678
   260    Miami Beach, FL Stormwater Rev
          (FGIC Insd)(a)............................... 5.750    09/01/14       275,135
   295    Miami Beach, FL Stormwater Rev
          (FGIC Insd)(a)............................... 5.750    09/01/15       310,160
   775    Orange Cnty, FL Hsg Fin Auth Single Family
          Mtg Rev (GNMA Collateralized)................ 6.550    10/01/21       801,536
   750    Palm Beach Cnty, FL Sch Brd Ctfs Partn Ser A
          (Prerefunded @ 08/01/04) (AMBAC Insd)........ 6.000    08/01/06       795,908
 1,200    Polk Cnty, FL Sch Brd Ctfs Partn (FSA
          Insd)........................................ 5.000    01/01/14     1,177,800
 1,000    Port Saint Lucie, FL Util Rev & Impt Ser A
          Rfdg (MBIA Insd)............................. 5.125    09/01/27       942,300
   365    Saint Petersburg, FL Excise Tax Rev (Escrowed
          to Maturity) (FGIC Insd)..................... 5.000    10/01/16       356,182
   635    Saint Petersburg, FL Excise Tax Rev
          (Unrefunded Balance) (FGIC Insd)............. 5.000    10/01/16       608,406
   250    Tallahassee, FL Hlth Facs Rev Mem Hlthcare
          Proj(a)...................................... 6.375    12/01/30       247,015
 1,000    Tampa Bay, FL Wtr Util Sys Rev Ser B (FGIC
          Insd)........................................ 4.750    10/01/27       873,100

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                   COUPON   MATURITY      VALUE
          FLORIDA (CONTINUED)
$1,000    Village Cent Cmnty Dev Dist FL Util Rev (FGIC
          Insd)........................................ 6.000%   11/01/18   $ 1,075,850
 1,035    West Palm Beach, FL.......................... 5.000    03/01/12     1,040,185
                                                                            -----------
                                                                             35,983,575
                                                                            -----------
          PUERTO RICO  4.2%
   500    Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev
          Ser V Rfdg................................... 6.375    07/01/08       519,520
 1,000    Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev
          Ser Y (FSA Insd)............................. 6.250    07/01/21     1,124,440
                                                                            -----------
                                                                              1,643,960
                                                                            -----------
          U. S. VIRGIN ISLANDS  2.6%
 1,000    Virgin Islands Pub Fin Auth Rev Gross Rcpts
          Taxes Ln Nt Ser A (ACA Insd)................. 6.125    10/01/29     1,026,360
                                                                            -----------

TOTAL LONG-TERM INVESTMENTS  98.3%
  (Cost $37,282,140).....................................................    38,653,895
SHORT-TERM INVESTMENTS  0.8%
  (Cost $300,000)........................................................       300,000
                                                                            -----------
TOTAL INVESTMENTS  99.1%
  (Cost $37,582,140).....................................................    38,953,895
OTHER ASSETS IN EXCESS OF LIABILITIES  0.9%..............................       368,235
                                                                            -----------

NET ASSETS  100.0%.......................................................   $39,322,130
                                                                            ===========

(a) Securities purchased on a when-issued or delayed delivery basis.
(b) Assets segregated as collateral for when-issued or delayed delivery purchase commitments.

ACA--American Capital Access Insurance Company AMBAC--AMBAC Indemnity Corporation Connie Lee--Connie Lee Insurance Company FGIC--Financial Guaranty Insurance Company FSA--Financial Securities Assurance Inc. GNMA--Government National Mortgage Association MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
October 31, 2000

ASSETS:
Total Investments (Cost $37,582,140)........................  $38,953,895
Cash........................................................       40,728
Receivables:
  Investments Sold..........................................      783,675
  Interest Receivable.......................................      589,958
Other.......................................................          961
                                                              -----------
    Total Assets............................................   40,369,217
                                                              -----------
LIABILITIES:
Payables:
  Investments Purchased.....................................      832,955
  Investment Advisory Fee...................................       21,543
  Income Distributions--Preferred Shares....................       13,043
  Administrative Fee........................................        6,629
  Affiliates................................................        2,899
Trustees' Deferred Compensation and Retirement Plans........      108,483
Accrued Expenses............................................       61,535
                                                              -----------
    Total Liabilities.......................................    1,047,087
                                                              -----------
NET ASSETS..................................................  $39,322,130
                                                              ===========
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 640 issued with liquidation preference of $25,000
  per share)................................................   16,000,000
                                                              -----------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 1,683,270 shares issued and
  outstanding)..............................................       16,833
Paid in Surplus.............................................   24,681,474
Net Unrealized Appreciation.................................    1,371,755
Accumulated Undistributed Net Investment Income.............       95,567
Accumulated Net Realized Loss...............................   (2,843,499)
                                                              -----------
    Net Assets Applicable to Common Shares..................   23,322,130
                                                              -----------
NET ASSETS..................................................  $39,322,130
                                                              ===========
NET ASSET VALUE PER COMMON SHARE ($23,322,130 divided by
  1,683,270 shares outstanding).............................  $     13.86
                                                              ===========

See Notes to Financial Statements

Statement of Operations
For the Year Ended October 31, 2000

INVESTMENT INCOME:
Interest....................................................  $2,250,746
                                                              ----------
EXPENSES:
Investment Advisory Fee.....................................     249,102
Administrative Fee..........................................      76,646
Preferred Share Maintenance.................................      50,573
Legal.......................................................       4,152
Custody.....................................................       3,766
Trustees' Fees and Related Expenses.........................      16,954
Other.......................................................      69,615
                                                              ----------
    Total Expenses..........................................     470,808
    Less Credits Earned on Cash Balances....................         300
                                                              ----------
    Net Expenses............................................     470,508
                                                              ----------
NET INVESTMENT INCOME.......................................  $1,780,238
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $  197,195
                                                              ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     622,546
  End of the Period.........................................   1,371,755
                                                              ----------
Net Unrealized Appreciation During the Period...............     749,209
                                                              ----------
NET REALIZED AND UNREALIZED GAIN............................  $  946,404
                                                              ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $2,726,642
                                                              ==========

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
For the Years Ended October 31, 2000 and 1999

                                                       YEAR ENDED          YEAR ENDED
                                                    OCTOBER 31, 2000    OCTOBER 31, 1999
                                                    ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..............................   $ 1,780,238         $ 1,738,845
Net Realized Gain..................................       197,195              30,515
Net Unrealized Appreciation/Depreciation During the
  Period...........................................       749,209          (3,170,898)
                                                      -----------         -----------
Change in Net Assets from Operations...............     2,726,642          (1,401,538)
                                                      -----------         -----------

Distributions from Net Investment Income:
  Common Shares....................................    (1,232,006)         (1,232,076)
  Preferred Shares.................................      (616,163)           (494,780)
                                                      -----------         -----------
Total Distributions................................    (1,848,169)         (1,726,856)
                                                      -----------         -----------

NET CHANGE IN NET ASSETS FROM
  INVESTMENT ACTIVITIES............................       878,473          (3,128,394)

NET ASSETS:
Beginning of the Period............................    38,443,657          41,572,051
                                                      -----------         -----------
End of the Period (Including accumulated
  undistributed net investment income of $95,567
  and $163,498, respectively)......................   $39,322,130         $38,443,657
                                                      ===========         ===========

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                          ----------------------------
                                                                2000            1999
                                                          ----------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD (A)............      $  13.33        $  15.19
                                                              --------        --------
  Net Investment Income.................................          1.06            1.03
  Net Realized and Unrealized Gain/Loss.................           .56           (1.87)
                                                              --------        --------
Total from Investment Operations........................          1.62            (.84)
                                                              --------        --------
Less:
  Distributions from Net Investment Income:
    Paid to Common Shareholders.........................           .73             .73
    Common Share Equivalent of Distributions Paid to
      Preferred Shareholders............................           .36             .29
                                                              --------        --------
Total Distributions.....................................          1.09            1.02
                                                              --------        --------
NET ASSET VALUE, END OF THE PERIOD......................      $  13.86        $  13.33
                                                              ========        ========

Market Price Per Share at End of the Period.............      $11.6875        $ 11.500
Total Investment Return at Market Price (b).............         8.08%         -15.61%
Total Return at Net Asset Value (c).....................         9.81%          -7.72%
Net Assets at End of the Period (In millions)...........      $   39.3        $   38.4
Ratio of Expenses to Average Net Assets Applicable to
  Common Shares(1, 2)...................................         2.10%           2.18%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares(2) (d)....................         5.20%           5.06%
Portfolio Turnover......................................           46%             42%
 * Non-Annualized
 (1) Ratio of Expenses to Average Net Assets Including
     Preferred Shares...................................         1.23%           1.32%
 (2) If certain expenses had not been waived by the
     Adviser, total return would have been lower and the ratios would have been as follows:
  Ratio of Expenses to Average Net Assets Applicable to
  Common Shares.........................................           N/A             N/A
  Ratio of Expenses to Average Net Assets Including
  Preferred Shares......................................           N/A             N/A
  Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (d).......................           N/A             N/A

(a) Net Asset Value at July 30, 1993, is adjusted for common and preferred share offering costs of $.372 per common share.

(b) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(c) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(d) Net Investment Income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

N/A = Not Applicable

                                                         JULY 30, 1993
                                                         (COMMENCEMENT
YEAR ENDED OCTOBER 31,                                   OF INVESTMENT
-----------------------------------------------------    OPERATIONS) TO
      1998      1997      1996      1995       1994     OCTOBER 31, 1993
------------------------------------------------------------------------
     $ 14.76   $ 14.08   $ 14.02   $ 11.74   $  14.89       $ 14.63
     -------   -------   -------   -------   --------       -------
        1.03      1.04      1.08      1.16       1.05           .09
         .45       .71       .02      2.22      (3.18)          .25
     -------   -------   -------   -------   --------       -------
        1.48      1.75      1.10      3.38      (2.13)          .34
     -------   -------   -------   -------   --------       -------
         .73       .73       .73       .73        .79           .07
         .32       .34       .31       .37        .23           .01
     -------   -------   -------   -------   --------       -------
        1.05      1.07      1.04      1.10       1.02           .08
     -------   -------   -------   -------   --------       -------
     $ 15.19   $ 14.76   $ 14.08   $ 14.02   $  11.74       $ 14.89
     =======   =======   =======   =======   ========       =======

     $14.375   $13.125   $12.625   $12.000   $  9.750       $14.875
      15.36%     9.96%    11.57%    31.16%    -30.20%         -.40%*
       8.04%    10.33%     5.80%    26.30%    -16.27%         -.36%*
     $  41.6   $  40.8   $  39.7   $  39.6   $   35.8       $  41.0
       2.18%     2.24%     1.83%     1.37%      1.49%         2.59%
       4.77%     4.96%     5.46%     6.13%      6.06%         2.10%
         15%        4%       16%       24%       101%            0%*
       1.33%     1.34%     1.09%      .79%       .87%         2.16%

         N/A       N/A     2.40%     2.49%      2.50%           N/A
         N/A       N/A     1.43%     1.44%      1.46%           N/A
         N/A       N/A     4.89%     5.00%      5.05%           N/A

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

October 31, 2000

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Florida Municipal Opportunity Trust (the "Trust") is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to seek to provide a high level of current income exempt from federal income taxes and Florida State intangible taxes, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of Florida municipal obligations rated investment grade at the time of investment. The Trust commenced investment operations on July 30, 1993.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life of each applicable security.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to

NOTES TO
FINANCIAL STATEMENTS

October 31, 2000

distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 2000, the Trust had an accumulated capital loss carryforward for tax purposes of $2,843,499 which will expire between October 31, 2002 and October 31, 2005.

    At October 31, 2000, for federal income tax purposes the cost of long- and short-term investments is $37,582,140, the aggregate gross unrealized appreciation is $1,722,379 and the aggregate gross unrealized depreciation is $350,624, resulting in net unrealized appreciation on long- and short-term investments of $1,371,755.

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

F. EXPENSE REDUCTIONS During the year ended October 31, 2000, the Fund's custody fee was reduced by $300 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .65% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the year ended October 31, 2000, the Trust recognized expenses of approximately $600, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each Trust. For the year ended October 31, 2000, the Trust recognized expenses of approximately $9,100 representing Van Kampen's

NOTES TO
FINANCIAL STATEMENTS

October 31, 2000

cost of providing accounting and legal services to the Trust, which are reported as part of other and legal expenses, respectively, in the statement of operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

    At October 31, 2000, Van Kampen owned 6,700 common shares of the Trust.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales, excluding short-term investments, were $18,398,706 and $17,559,413, respectively.

4. PREFERRED SHARES

The Trust has outstanding 640 Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is currently reset every seven days through an auction process. The rate in effect on October 31, 2000 was 4.250%. During the year ended October 31, 2000, the rates ranged from 1.000% to 4.850%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

5. SUBSEQUENT EVENT

On November 20, 2000, the Trustees of Van Kampen Florida Municipal Opportunity Trust ("Target Fund") announced its intention to merge the Target Fund into the Van Kampen Trust for Investment Grade Florida Municipals ("Acquiring Fund"). The Trustees of each of the funds have approved in principle an agreement and plan of reorganization between the funds providing for a transfer of assets and liabilities of the Target Fund to the Acquiring Fund in exchange for shares of beneficial interest of the Acquiring Fund (the "Reorganization"). The Reorganization is subject to the approval by the shareholders of the Target Fund.

REPORT OF INDEPENDENT AUDITORS

The Board of Trustees and Shareholders of Van Kampen Florida Municipal Opportunity Trust

We have audited the accompanying statement of assets and liabilities of Van Kampen Florida Municipal Opportunity Trust (the "Trust"), including the portfolio of investments, as of October 31, 2000, and the related statements of operations, changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The Trust's financial statements and financial highlights for the periods ended prior to October 31, 2000 were audited by other auditors whose report, dated December 13, 1999, expressed an unqualified opinion on those statements.

    We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the Trust's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Florida Municipal Opportunity Trust as of October 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
December 6, 2000

DIVIDEND REINVESTMENT PLAN

    The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

    If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

    Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

    Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

       Van Kampen Funds Inc.
        Attn: Closed-End Funds
         2800 Post Oak Blvd.
          Houston, TX 77056

TRUST OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN FLORIDA MUNICIPAL OPPORTUNITY TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555
CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS) 333 West Wacker Drive Chicago, Illinois 60606

INDEPENDENT AUDITORS(1)

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

 For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Trust during its taxable year ended October 31, 2000. The Trust designated 100% of the income distributions as a tax-exempt income distribution. In January, 2001, the Trust will provide tax information to shareholders for the 2000 calendar year.

(1) Independent auditors for the Trust perform an annual audit of the Trust's financial statements. The Board of Trustees has engaged Deloitte & Touche LLP to be the Trust's independent auditors.

KPMG LLP, located at 303 West Wacker Drive, Chicago, IL 60601 ("KPMG"), ceased being the Trust's independent accountants effective April 14, 2000. The cessation of the client- auditor relationship between the Trust and KPMG was based solely on a possible future business relationship by KPMG with an affiliate of the Trust's investment adviser.

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

(C)  Van Kampen Funds Inc., 2000. All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

RESULTS OF
SHAREHOLDER VOTES

The Annual Meeting of Shareholders of the Trust was held on June 21, 2000, where shareholders voted on the election of trustees and the ratification of Deloitte & Touche LLP as the independent auditors.

1) With regards to the election of the following trustees by the common shareholders of the Trust:

                                                                   # OF SHARES
                                                           ---------------------------
                                                            IN FAVOR          WITHHELD
David C. Arch............................................  1,551,684           17,044
Howard J Kerr............................................  1,551,684           17,044

The other trustees of the Trust whose terms did not expire in 2000 were Rod Dammeyer, Theodore A. Myers, Richard F. Powers, III, Hugo F. Sonnenschein and Wayne W. Whalen.

2) With regards to the ratification of Deloitte & Touche LLP as independent auditors for the Trust, 1,557,483 shares voted in favor of the proposal, 1,370 shares voted against, and 9,874 shares abstained.

YOUR NOTES

                                                                      APPENDIX E

                         Pro Forma Financial Statements

            Van Kampen Trust For Investment Grade Florida Municipals
                - Van Kampen Florida Municipal Opportunity Trust
                        Proforma Portfolio Of Investments
                                October 31, 2000
                                   (Unaudited)


     VTF         VOF      Proforma
 Par Amount  Par Amount  Par Amount
    (000)       (000)       (000)      Description                                                     Coupon         Maturity
--------------------------------------------------------------------------------------------------------------------------------
Municipal Bonds 99.0%
Florida 94.2%
      $1,000                 $1,000    Alachua Cnty, FL Hlth Facs Auth Hlth Fac Rev
                                       Shands Hosp at the Univ of FL (MBIA Insd).................         5.750%        12/01/15
       1,000                  1,000    Alachua Cnty, FL Hlth Facs Auth Hlth Fac Rev
                                       Shands Hosp at the Univ of FL (MBIA Insd).................         6.000%        12/01/11
       1,000     $1,000       2,000    Bay Cnty, FL Sch Brd Ctfs Partn
                                       (Prerefunded @ 07/01/04) (AMBAC Insd).....................         6.750%        07/01/12
         900                    900    Broward Cnty, FL Arpt Sys Rev Passenger Fac
                                       Conv Lien Ser H-2 (AMBAC Insd)............................         4.750%        10/01/23

           0      1,750       1,750    Broward Cnty, FL Edl Fac Auth Rev Nova
                                       Southeastern Univ Proj (Connie Lee Insd)..................         5.875%        04/01/07

                    545         545    Clay Cnty, FL Hsg Fin Auth Rev Single Fam Mtg
                                       (GNMA Collateralized).....................................         6.500%        09/01/21
       1,400                  1,400    Collier Cnty, FL Cap Impt Rev Rfdg (FGIC Insd)............         5.750%        10/01/13
       1,000                  1,000    Dade Cnty, FL Aviation Rev Miami Intl Arpt
                                       Ser C (FSA Insd)..........................................         5.125%        10/01/27
         530                    530    Dade Cnty, FL Hsg Fin Auth Single Family Mtg
                                       Rev Ser D Rfdg (FSA Insd).................................         6.950%        12/15/12
       5,325                  5,325    Dade Cnty, FL Spl Oblig Cap Apprec Bond
                                       Ser B Rfdg (Prerefunded @ 10/01/08)
                                       (AMBAC Insd)..............................................              *        10/01/27
       2,000                  2,000    Duval Cnty, FL Sch Dist Rfdg (AMBAC Insd).................         6.300%        08/01/08
       1,500      1,000       2,500    Escambia Cnty, FL Hlth Facs Auth Rev FL
                                       Hlthcare Fac (AMBAC Insd).................................         5.950%        07/01/20
         500        250         750    Escambia Cnty, FL Pollutn Ctl Rev Champion
                                       Intl Corp Proj............................................         6.900%        08/01/22
       1,900                  1,900    Escambia Cnty, FL Sch Brd Ctfs Partn
                                       (FSA Insd)................................................         6.375%        02/01/12
       1,000      1,100       2,100    Escambia Cnty, FL Utils Auth Util Sys Rev
                                       (FGIC Insd)...............................................         5.250%        01/01/29
       1,250                  1,250    Florida Agric & Mechanical Univ Rev Student
                                       Apt Fac (MBIA Insd).......................................         6.500%        07/01/23
       1,500        750       2,250    Florida Hsg Fin Agy Hsg Willow Lake Apts
                                       Ser J-1 (AMBAC Insd)......................................         5.350%        07/01/27
                  1,000       1,000    Florida Hsg Fin Corp Rev Homeowner Mtg
                                       Ser 4 (FSA Insd)..........................................         6.250%        07/01/22
       1,540                  1,540    Florida Hsg Fin Corp Rev Hsg Waterbridge
                                       Apts Ser R-1 (MBIA Insd)..................................         5.200%        02/01/32
       1,000                  1,000    Florida Hsg Fin Corp Rev Hsg Wentworth II
                                       Apts Ser A (AMBAC Insd)...................................         5.375%        11/01/29
       1,000      1,000       2,000    Florida Ports Fin Comm Rev St Transn Tr
                                       Fund (MBIA Insd)..........................................         5.375%        06/01/27
       2,350      1,000       3,350    Florida Ports Fin Comm Rev St Transn Tr
                                       Fund Intermodal Pgm (FGIC Insd)...........................         5.500%        10/01/29
       2,450        350       2,800    Florida St Brd of Ed Cap Outlay Pub Ed Ser A
                                       Rfdg (FGIC Insd)..........................................         4.500%        06/01/23
       1,000      1,000       2,000    Florida St Brd of Ed Cap Outlay Pub Ed Ser C
                                       (FGIC Insd)...............................................         5.750%        06/01/29
       3,000                  3,000    Florida St Brd of Ed Cap Outlay Pub Ed Ser D..............         5.750%        06/01/22
       1,000      1,000       2,000    Florida St Brd of Ed Lottery Rev Ser A
                                       (FGIC Insd)...............................................         5.250%        07/01/17
       1,500                  1,500    Florida St Brd of Ed Lottery Rev Ser A
                                       (FGIC Insd)...............................................         5.500%        07/01/17



                                                                                                       VTF
                                                                     VTF              VOF           Proforma
Description                                                     Market Value     Market Value     Market Value
----------------------------------------------------------------------------------------------------------------


Alachua Cnty, FL Hlth Facs Auth Hlth Fac Rev
Shands Hosp at the Univ of FL (MBIA Insd).................        $1,009,200                          $1,009,200
Alachua Cnty, FL Hlth Facs Auth Hlth Fac Rev
Shands Hosp at the Univ of FL (MBIA Insd).................         1,025,070                           1,025,070
Bay Cnty, FL Sch Brd Ctfs Partn
(Prerefunded @ 07/01/04) (AMBAC Insd).....................         1,093,790       $1,093,790          2,187,580
Broward Cnty, FL Arpt Sys Rev Passenger Fac
Conv Lien Ser H-2 (AMBAC Insd)............................           793,116                             793,116
Broward Cnty, FL Edl Fac Auth Rev Nova
Southeastern Univ Proj (Connie Lee Insd)..................                          1,841,437          1,841,437
Clay Cnty, FL Hsg Fin Auth Rev Single Fam Mtg
(GNMA Collateralized).....................................                            568,735            568,735
Collier Cnty, FL Cap Impt Rev Rfdg (FGIC Insd)............         1,437,114                           1,437,114
Dade Cnty, FL Aviation Rev Miami Intl Arpt
Ser C (FSA Insd)..........................................           942,250                             942,250
Dade Cnty, FL Hsg Fin Auth Single Family Mtg
Rev Ser D Rfdg (FSA Insd).................................           543,489                             543,489
Dade Cnty, FL Spl Oblig Cap Apprec Bond
Ser B Rfdg (Prerefunded @ 10/01/08)
(AMBAC Insd)..............................................         1,124,427                           1,124,427
Duval Cnty, FL Sch Dist Rfdg (AMBAC Insd).................         2,084,180                           2,084,180
Escambia Cnty, FL Hlth Facs Auth Rev FL
Hlthcare Fac (AMBAC Insd).................................         1,562,160        1,041,440          2,603,600
Escambia Cnty, FL Pollutn Ctl Rev Champion
Intl Corp Proj............................................           516,160          258,080            774,240
Escambia Cnty, FL Sch Brd Ctfs Partn
(FSA Insd)................................................         1,936,043                           1,936,043
Escambia Cnty, FL Utils Auth Util Sys Rev
(FGIC Insd)...............................................           957,710        1,053,481          2,011,191
Florida Agric & Mechanical Univ Rev Student
Apt Fac (MBIA Insd).......................................         1,297,237                           1,297,237
Florida Hsg Fin Agy Hsg Willow Lake Apts
Ser J-1 (AMBAC Insd)......................................         1,416,975          708,488          2,125,463
Florida Hsg Fin Corp Rev Homeowner Mtg
Ser 4 (FSA Insd)..........................................                          1,038,030          1,038,030
Florida Hsg Fin Corp Rev Hsg Waterbridge
Apts Ser R-1 (MBIA Insd)..................................         1,376,806                           1,376,806
Florida Hsg Fin Corp Rev Hsg Wentworth II
Apts Ser A (AMBAC Insd)...................................           924,250                             924,250
Florida Ports Fin Comm Rev St Transn Tr
Fund (MBIA Insd)..........................................           959,820          959,820          1,919,640
Florida Ports Fin Comm Rev St Transn Tr
Fund Intermodal Pgm (FGIC Insd)...........................         2,288,524          973,840          3,262,364
Florida St Brd of Ed Cap Outlay Pub Ed Ser A
Rfdg (FGIC Insd)..........................................         2,080,442          297,206          2,377,648
Florida St Brd of Ed Cap Outlay Pub Ed Ser C
(FGIC Insd)...............................................         1,020,200        1,020,200          2,040,400
Florida St Brd of Ed Cap Outlay Pub Ed Ser D..............         3,075,150                           3,075,150
Florida St Brd of Ed Lottery Rev Ser A
(FGIC Insd)...............................................           994,980          994,980          1,989,960
Florida St Brd of Ed Lottery Rev Ser A
(FGIC Insd)...............................................         1,522,260                           1,522,260

            Van Kampen Trust For Investment Grade Florida Municipals
                - Van Kampen Florida Municipal Opportunity Trust
                        Proforma Portfolio Of Investments
                                October 31, 2000
                             (Unaudited)(Continued)



     VTF         VOF      Proforma
 Par Amount  Par Amount  Par Amount
    (000)       (000)       (000)      Description                                                     Coupon         Maturity
--------------------------------------------------------------------------------------------------------------------------------

      $1,600     $1,000      $2,600    Florida St Brd of Regt Hsg Rev Univ FL
                                       (FGIC Insd)...............................................         5.500%        07/01/28
        $650        500       1,150    Florida St Brd of Regt Univ Sys Impt Rev
                                       (AMBAC Insd)..............................................         4.500%        07/01/23
       1,450                  1,450    Florida St Muni Council Rev (MBIA Insd)...................         5.000%        04/01/29
       2,750                  2,750    Florida St Muni Pwr Agy Rev Stanton II Proj
                                       (Prerefunded @ 10/01/02) (AMBAC Insd).....................         6.000%        10/01/27
       1,250                  1,250    Florida St Tpk Auth Tpk Rev Dept Tran Ser A
                                       (FGIC Insd)...............................................         4.500%        07/01/27
         400                    400    Florida St Tpk Auth Tpk Rev Ser A (FSA Insd)..............         4.500%        07/01/28
                    500         500    Gainesville, FL Utils Sys Rev
                                       (Escrowed to Maturity)....................................         8.125%        10/01/14
       1,025                  1,025    Greater Orlando Aviation Auth Orlando FL Arpt
                                       Facs Rev Amt Ser A (FGIC Insd)............................         5.125%        10/01/28
         730                    730    Gulf Breeze, FL Rev Loc Govt (FGIC Insd)..................         5.750%        12/01/20
                  2,000       2,000    Hillsborough Cnty, FL Cap Impt Pgm Rev
                                       Criminal Justice Fac Rfdg (FGIC Insd).....................         5.250%        08/01/16
       2,000                  2,000    Hillsborough Cnty, FL Hosp Auth Hosp Rev
                                       Tampa Genl Hosp Proj Rfdg (FSA Insd)......................         6.375%        10/01/13
       1,000      1,000       2,000    Hillsborough Cnty, FL Indl Dev Auth Indl Dev
                                       Rev Hlth Facs Proj Univ Comnty Hosp Ser A.................         5.625%        08/15/23
                  1,750       1,750    Hillsborough Cnty, FL Indl Dev Auth Indl Dev
                                       Rev Univ Comnty Hosp (MBIA Insd)..........................         5.750%        08/15/14
       1,500      1,000       2,500    Hillsborough Cnty, FL Indl Dev Auth Pollutn Ctl
                                       Rev Tampa Elec Co Proj Ser No 92 Rfdg (b).................         8.000%        05/01/22
                  1,750       1,750    Hillsborough Cnty, FL Indl Dev Auth Rev
                                       Allegany Hlth Sys J Knox Vlg
                                       (Prerefunded @ 12/01/03) (MBIA Insd)......................         6.000%        12/01/06
                  1,500       1,500    Hillsborough Cnty, FL Sch Brd Ctfs Partn
                                       (Prerefunded @ 07/01/04) (MBIA Insd)......................         6.000%        07/01/12
       5,000      1,000       6,000    Jacksonville, FL Cap Impt Rev Stadium Proj
                                       Rfdg (AMBAC Insd).........................................         4.750%        10/01/25
         600        800       1,400    Jacksonville, FL Elec Auth Elec Sys Ser 3-C...............         5.500%        10/01/30
       1,000                  1,000    Jacksonville, FL Elec Auth Rev Ser 3-B....................         5.500%        10/01/11
       1,000      1,000       2,000    Jacksonville, FL Hosp Rev Univ Med Cent
                                       Inc Proj (Connie Lee Insd)................................         6.500%        02/01/11
       2,250                  2,250    Jacksonville, FL Hosp Rev Univ Med Cent
                                       Inc Proj (Connie Lee Insd)................................         6.600%        02/01/21
       2,000                  2,000    Jacksonville, FL Wtr & Swr Dev Rev
                                       Jacksonville Suburban Util................................         6.750%        06/01/22
       2,500                  2,500    Jupiter, FL Wtr Rev Ser A Rfdg (AMBAC Insd)...............         6.250%        10/01/18
       9,970                  9,970    Lakeland, FL Elec & Wtr Rev...............................              *        10/01/13
       2,230                  2,230    Lakeland, FL Elec & Wtr Rev...............................         5.750%        10/01/19
       1,000        500       1,500    Lee Cnty, FL Arpt Rev Ser B (FSA Insd)....................         5.750%        10/01/33
       1,250        750       2,000    Lee Cnty, FL Indl Dev Auth Hlthcare Fac Rev
                                       Shell Point Vlg Prog Ser A................................         5.500%        11/15/29
         395        750       1,145    Marion Cnty, FL Hosp Dist Rev Impt Hlth Sys
                                       Munroe Reg Rfdg...........................................         5.500%        10/01/29
                    260         260    Miami Beach, FL Stormwater Rev
                                       (FGIC Insd) (a)...........................................         5.750%        09/01/14
         750        295       1,045    Miami Beach, FL Stormwater Rev
                                       (FGIC Insd) (a)...........................................         5.750%        09/01/15



                                                                                                       VTF
                                                                     VTF              VOF           Proforma
Description                                                     Market Value     Market Value     Market Value
----------------------------------------------------------------------------------------------------------------


Florida St Brd of Regt Hsg Rev Univ FL
(FGIC Insd)...............................................        $1,590,864         $994,290         $2,585,154
Florida St Brd of Regt Univ Sys Impt Rev
(AMBAC Insd)..............................................           551,025          423,865            974,890
Florida St Muni Council Rev (MBIA Insd)...................         1,320,979                           1,320,979
Florida St Muni Pwr Agy Rev Stanton II Proj
(Prerefunded @ 10/01/02) (AMBAC Insd).....................         2,880,762                           2,880,762
Florida St Tpk Auth Tpk Rev Dept Tran Ser A
(FGIC Insd)...............................................         1,051,863                           1,051,863
Florida St Tpk Auth Tpk Rev Ser A (FSA Insd)..............           331,616                             331,616
Gainesville, FL Utils Sys Rev
(Escrowed to Maturity)....................................                            590,685            590,685
Greater Orlando Aviation Auth Orlando FL Arpt
Facs Rev Amt Ser A (FGIC Insd)............................           943,349                             943,349
Gulf Breeze, FL Rev Loc Govt (FGIC Insd)..................           744,958                             744,958
Hillsborough Cnty, FL Cap Impt Pgm Rev
Criminal Justice Fac Rfdg (FGIC Insd).....................                          1,981,860          1,981,860
Hillsborough Cnty, FL Hosp Auth Hosp Rev
Tampa Genl Hosp Proj Rfdg (FSA Insd)......................        $2,093,640                           2,093,640
Hillsborough Cnty, FL Indl Dev Auth Indl Dev
Rev Hlth Facs Proj Univ Comnty Hosp Ser A.................           848,410          848,410          1,696,820
Hillsborough Cnty, FL Indl Dev Auth Indl Dev
Rev Univ Comnty Hosp (MBIA Insd)..........................                          1,797,862          1,797,862
Hillsborough Cnty, FL Indl Dev Auth Pollutn Ctl
Rev Tampa Elec Co Proj Ser No 92 Rfdg (b).................         1,603,890        1,069,260          2,673,150
Hillsborough Cnty, FL Indl Dev Auth Rev
Allegany Hlth Sys J Knox Vlg
(Prerefunded @ 12/01/03) (MBIA Insd)......................                          1,811,197          1,811,197
Hillsborough Cnty, FL Sch Brd Ctfs Partn
(Prerefunded @ 07/01/04) (MBIA Insd)......................                          1,601,445          1,601,445
Jacksonville, FL Cap Impt Rev Stadium Proj
Rfdg (AMBAC Insd).........................................         4,411,150          882,230          5,293,380
Jacksonville, FL Elec Auth Elec Sys Ser 3-C...............           588,318          784,424          1,372,742
Jacksonville, FL Elec Auth Rev Ser 3-B....................         1,013,230                           1,013,230
Jacksonville, FL Hosp Rev Univ Med Cent
Inc Proj (Connie Lee Insd)................................         1,038,890        1,038,890          2,077,780
Jacksonville, FL Hosp Rev Univ Med Cent
Inc Proj (Connie Lee Insd)................................         2,342,295                           2,342,295
Jacksonville, FL Wtr & Swr Dev Rev
Jacksonville Suburban Util................................         2,074,160                           2,074,160
Jupiter, FL Wtr Rev Ser A Rfdg (AMBAC Insd)...............         2,572,700                           2,572,700
Lakeland, FL Elec & Wtr Rev...............................         5,127,471                           5,127,471
Lakeland, FL Elec & Wtr Rev...............................         2,244,451                           2,244,451
Lee Cnty, FL Arpt Rev Ser B (FSA Insd)....................         1,019,850          509,925          1,529,775
Lee Cnty, FL Indl Dev Auth Hlthcare Fac Rev
Shell Point Vlg Prog Ser A................................         1,035,750          621,450          1,657,200
Marion Cnty, FL Hosp Dist Rev Impt Hlth Sys
Munroe Reg Rfdg...........................................           355,330          674,678          1,030,008
 Miami Beach, FL Stormwater Rev
(FGIC Insd) (a)...........................................                            275,135            275,135
Miami Beach, FL Stormwater Rev
(FGIC Insd) (a)...........................................           788,542          310,160          1,098,702

            Van Kampen Trust For Investment Grade Florida Municipals
                - Van Kampen Florida Municipal Opportunity Trust
                        Proforma Portfolio Of Investments
                                October 31, 2000
                             (Unaudited)(Continued)



     VTF         VOF      Proforma
 Par Amount  Par Amount  Par Amount
    (000)       (000)       (000)      Description                                                     Coupon         Maturity
--------------------------------------------------------------------------------------------------------------------------------

      $1,900                 $1,900    Miami Dade Cnty, FL Parks Prog (FGIC Insd)................         4.750%        11/01/23
         870                    870    Miami Dade Cnty, FL Aviation Rev Miami Intl Arpt
                                       Ser B (FGIC Insd).........................................         5.450%        10/01/15
       1,000                  1,000    Miami Dade Cnty, FL Aviation Rev Miami Intl Arpt
                                       Ser B (FGIC Insd).........................................         5.750%        10/01/29
       1,700                  1,700    Miami Dade Cnty, FL Spl Oblig Sub Ser B
                                       (MBIA Insd)...............................................              *        10/01/31
       1,075                  1,075    Miami Dade Cnty, FL Wtr & Swr Rev Ser A.....
                                       (FGIC Insd)...............................................         5.000%        10/01/29
       1,000                  1,000    North Springs Impt Dist FL Wtr & Swr Rev
                                       (MBIA Insd)...............................................         4.750%        10/01/23
       2,000                  2,000    Ocala, FL Util Sys Rev Subser A Rfdg
                                       (AMBAC Insd)..............................................         6.250%        10/01/15
       1,000                  1,000    Orange Cnty, FL Cap Impt Rev Rfdg
                                       (AMBAC Insd)..............................................              *        10/01/12
       1,000                  1,000    Orange Cnty, FL Cap Impt Rev Rfdg
                                       (AMBAC Insd)..............................................              *        10/01/13
                   $775         775    Orange Cnty, FL Hsg Fin Auth Single Family
                                       Mtg Rev (GNMA Collateralized).............................         6.550%        10/01/21
       1,500                  1,500    Orange Cnty, FL Tourist Dev Tax Rev Ser A Rfdg
                                       (AMBAC Insd)..............................................         4.750%        10/01/21
         715                    715    Orange Cnty, FL Tourist Dev Tax Rev Ser A Rfdg
                                       (AMBAC Insd)..............................................         4.750%        10/01/24
       1,500                  1,500    Orange Cnty, FL Tourist Dev Tax Rev Ser B
                                       (Prerefunded @ 10/01/02) (AMBAC Insd).....................         6.500%        10/01/19
       1,500                  1,500    Orlando & Orange Cnty Expwy Auth FL Expwy
                                       Rev Jr Lien (FGIC Insd)...................................         5.000%        07/01/28
       1,240                  1,240    Orlando & Orange Cnty Expwy Auth FL Expwy
                                       Rev Jr Lien (FGIC Insd)...................................         6.000%        07/01/21
       1,000                  1,000    Osceola Cnty, FL Sch Brd Ctfs Partn Ser A
                                       (Prerefunded @ 06/01/02) (AMBAC Insd).....................         6.250%        06/01/07
       2,535                  2,535    Oviedo, FL Pub Impt Rev Rfdg (MBIA Insd) (b)..............         6.500%        10/01/18
                    750         750    Palm Beach Cnty, FL Sch Brd Ctfs Partn Ser A
                                       (Prerefunded @ 08/01/04) (AMBAC Insd).....................         6.000%        08/01/06
       2,750                  2,750    Palm Beach Cnty, FL Sch Brd Ctfs Partn Ser A..
                                       (Prerefunded @ 08/01/04) (AMBAC Insd).....................         6.375%        08/01/15
       1,000                  1,000    Pembroke Pines, FL Cons Util Sys Rev
                                       (FGIC Insd)...............................................         6.250%        09/01/11
         565                    565    Pinellas Cnty, FL Cap Impt Rev............................         5.250%        01/01/03
       2,390                  2,390    Polk Cnty, FL Cap Impt Rev Rfdg (MBIA Insd)...............         6.250%        12/01/11
                  1,200       1,200    Polk Cnty, FL Sch Brd Ctfs Partn (FSA Insd)...............         5.000%        01/01/14
                  1,000       1,000    Port Saint Lucie, FL Util Rev & Impt Ser A Rfdg
                                       (MBIA Insd)...............................................         5.125%        09/01/27
       1,100                  1,100    Saint Cloud, FL Util Rev Rfdg (MBIA Insd).................         6.375%        08/01/15
                    365         365    Saint Petersburg, FL Excise Tax Rev (Escrowed to
                                       Maturity) (FGIC Insd).....................................         5.000%        10/01/16
                    635         635    Saint Petersburg, FL Excise Tax Rev (Unrefunded
                                       Balance) (FGIC Insd)......................................         5.000%        10/01/16
         500        250         750    Tallahassee, FL Hlth Facs Rev Tallahasse Mem
                                       Hlthcare Proj (a).........................................         6.375%        12/01/30
       3,000      1,000       4,000    Tampa Bay, FL Wtr Util Sys Rev Ser B (FGIC Insd)..........         4.750%        10/01/27
                  1,000       1,000    Village Cent Cmnty Dev Dist FL Util Rev
                                       (FGIC Insd)...............................................         6.000%        11/01/18
                  1,035       1,035    West Palm Beach, FL.......................................         5.000%        03/01/12



                                                                                                       VTF
                                                                     VTF              VOF           Proforma
Description                                                     Market Value     Market Value     Market Value
----------------------------------------------------------------------------------------------------------------


Miami Dade Cnty, FL Parks Prog (FGIC Insd)................        $1,676,693                          $1,676,693
Miami Dade Cnty, FL Aviation Rev Miami Intl Arpt
Ser B (FGIC Insd).........................................           889,488                             889,488
Miami Dade Cnty, FL Aviation Rev Miami Intl Arpt
Ser B (FGIC Insd).........................................         1,022,030                           1,022,030
Miami Dade Cnty, FL Spl Oblig Sub Ser B
(MBIA Insd)...............................................           263,738                             263,738
Miami Dade Cnty, FL Wtr & Swr Rev Ser A.....
(FGIC Insd)...............................................           979,519                             979,519
North Springs Impt Dist FL Wtr & Swr Rev
(MBIA Insd)...............................................           884,040                             884,040
Ocala, FL Util Sys Rev Subser A Rfdg
(AMBAC Insd)..............................................         2,067,660                           2,067,660
Orange Cnty, FL Cap Impt Rev Rfdg
(AMBAC Insd)..............................................           542,720                             542,720
Orange Cnty, FL Cap Impt Rev Rfdg
(AMBAC Insd)..............................................           509,140                             509,140
Orange Cnty, FL Hsg Fin Auth Single Family
Mtg Rev (GNMA Collateralized).............................                            801,536            801,536
Orange Cnty, FL Tourist Dev Tax Rev Ser A Rfdg
(AMBAC Insd)..............................................         1,334,820                           1,334,820
Orange Cnty, FL Tourist Dev Tax Rev Ser A Rfdg
(AMBAC Insd)..............................................           628,649                             628,649
Orange Cnty, FL Tourist Dev Tax Rev Ser B
(Prerefunded @ 10/01/02) (AMBAC Insd).....................         1,584,960                           1,584,960
Orlando & Orange Cnty Expwy Auth FL Expwy
Rev Jr Lien (FGIC Insd)...................................         1,380,360                           1,380,360
Orlando & Orange Cnty Expwy Auth FL Expwy
Rev Jr Lien (FGIC Insd)...................................         1,245,282                           1,245,282
Osceola Cnty, FL Sch Brd Ctfs Partn Ser A
(Prerefunded @ 06/01/02) (AMBAC Insd).....................         1,047,170                           1,047,170
Oviedo, FL Pub Impt Rev Rfdg (MBIA Insd) (b)..............         2,635,234                           2,635,234
Palm Beach Cnty, FL Sch Brd Ctfs Partn Ser A
(Prerefunded @ 08/01/04) (AMBAC Insd).....................                            795,908            795,908
Palm Beach Cnty, FL Sch Brd Ctfs Partn Ser A..
(Prerefunded @ 08/01/04) (AMBAC Insd).....................         2,953,582                           2,953,582
Pembroke Pines, FL Cons Util Sys Rev
(FGIC Insd)...............................................         1,098,930                           1,098,930
Pinellas Cnty, FL Cap Impt Rev............................           574,961                             574,961
Polk Cnty, FL Cap Impt Rev Rfdg (MBIA Insd)...............         2,509,882                           2,509,882
Polk Cnty, FL Sch Brd Ctfs Partn (FSA Insd)...............                          1,177,800          1,177,800
Port Saint Lucie, FL Util Rev & Impt Ser A Rfdg
(MBIA Insd)...............................................                            942,300            942,300
Saint Cloud, FL Util Rev Rfdg (MBIA Insd).................         1,135,442                           1,135,442
Saint Petersburg, FL Excise Tax Rev (Escrowed to
Maturity) (FGIC Insd).....................................                            356,182            356,182
Saint Petersburg, FL Excise Tax Rev (Unrefunded
Balance) (FGIC Insd)......................................                            608,406            608,406
Tallahassee, FL Hlth Facs Rev Tallahasse Mem
Hlthcare Proj (a).........................................           494,030          247,015            741,045
Tampa Bay, FL Wtr Util Sys Rev Ser B (FGIC Insd)..........         2,619,300          873,100          3,492,400
Village Cent Cmnty Dev Dist FL Util Rev
(FGIC Insd)...............................................                          1,075,850          1,075,850
West Palm Beach, FL.......................................                          1,040,185          1,040,185

            Van Kampen Trust For Investment Grade Florida Municipals
                - Van Kampen Florida Municipal Opportunity Trust
                        Proforma Portfolio Of Investments
                                October 31, 2000
                             (Unaudited)(Continued)


     VTF         VOF      Proforma
 Par Amount  Par Amount  Par Amount
    (000)       (000)       (000)      Description                                                     Coupon         Maturity
--------------------------------------------------------------------------------------------------------------------------------
      $1,090                 $1,090    West Palm Beach, FL.......................................         5.000%        03/01/13
       2,000                  2,000    Winter Haven, FL Util Sys Rev Rfdg (MBIA Insd)............         4.750%        10/01/28
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Puerto Rico 3.4%
                   $500         500    Puerto Rico Comwlth Hwy & Tran Auth Hwy
                                       Rev Ser V Rfdg............................................         6.375%        07/01/08
       3,000      1,000       4,000    Puerto Rico Comwlth Hwy & Tran Auth Hwy
                                       Rev Ser Y (FSA Insd)......................................         6.250%        07/01/21
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
U. S. Virgin Islands 1.4%
                  1,000       1,000    Virgin Islands Pub Fin Auth Rev Gross
                                       Rcpts Tax Ser A (ACA Insd)................................         6.125%        10/01/29
       1,000                  1,000    Virgin Islands Pub Fin Auth Rev Gross
                                       Rcpts Tax Ser A...........................................         6.500%        10/01/24
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

Total Long-Term Investments  99.0%
      (Cost $138,864,780)........................................................................
Total Short-Term Investments  0.5%
      (Cost $700,000)............................................................................
--------------------------------------------------------------------------------------------------------------------------------

Total Investments  99.5%
      (Cost $139,564,780)........................................................................
--------------------------------------------------------------------------------------------------------------------------------

Other Assets in Excess of Liabilities  0.5%......................................................
--------------------------------------------------------------------------------------------------------------------------------
Net Assets  100.0%  .............................................................................
--------------------------------------------------------------------------------------------------------------------------------



                                                                                                      VTF
                                                                     VTF              VOF           Proforma
Description                                                     Market Value     Market Value     Market Value
----------------------------------------------------------------------------------------------------------------


West Palm Beach, FL.......................................        $1,083,776                          $1,083,776
Winter Haven, FL Util Sys Rev Rfdg (MBIA Insd)............         1,748,320                           1,748,320
----------------------------------------------------------------------------------------------------------------
                                                                 103,464,572      $35,983,575        139,448,147
----------------------------------------------------------------------------------------------------------------

Puerto Rico Comwlth Hwy & Tran Auth Hwy
Rev Ser V Rfdg............................................                            519,520            519,520
Puerto Rico Comwlth Hwy & Tran Auth Hwy
Rev Ser Y (FSA Insd)......................................         3,373,320        1,124,440          4,497,760
----------------------------------------------------------------------------------------------------------------
                                                                   3,373,320        1,643,960          5,017,280
----------------------------------------------------------------------------------------------------------------

Virgin Islands Pub Fin Auth Rev Gross
Rcpts Tax Ser A (ACA Insd)................................                          1,026,360          1,026,360
Virgin Islands Pub Fin Auth Rev Gross
Rcpts Tax Ser A...........................................         1,034,300                           1,034,300
----------------------------------------------------------------------------------------------------------------
                                                                   1,034,300        1,026,360          2,060,660
----------------------------------------------------------------------------------------------------------------

Total Long-Term Investments  99.0%
      (Cost $138,864,780).................................       107,872,192       38,653,895        146,526,087
Total Short-Term Investments  0.5%
      (Cost $700,000).....................................           400,000          300,000            700,000
----------------------------------------------------------------------------------------------------------------

Total Investments  99.5%
      (Cost $139,564,780).................................       108,272,192       38,953,895        147,226,087
----------------------------------------------------------------------------------------------------------------




*     Zero coupon bond
(a)   Securities purchased on a when-issued or delayed delivery basis.
(b) Assets segregated as collateral for when-issued or delayed delivery purchase commitments.

ACA -- American Capital Access Insurance Co.
AMBAC -- AMBAC Indemnity Corp.
Connie Lee -- Connie Lee Insurance Co.
FGIC -- Financial Guaranty Insurance Co.
FSA -- Financial Security Assurance Inc.
GNMA -- Government National Mortgage Association
MBIA -- Municipal Bond Investors Assurance Corp.

            VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS
                - VAN KAMPEN FLORIDA MUNICIPAL OPPORTUNITY TRUST
             PROFORMA CONDENSED STATEMENT OF ASSETS AND LIABILITIES
                                October 31, 2000
                                   (Unaudited)
                              Amounts in thousands



                                                                                                   Van Kampen
                                              Van Kampen           Van Kampen                 Trust for Investment
                                         Trust for Investment     Florida Muni                   Grade Florida
                                       Grade Florida Municipals     Opp Trust     Adjustments      Proforma
                                         --------------------     ------------    -----------      ---------

Total Investments (Cost of $101,983
     $37,582 and $139,565, respectively)             $108,272          $38,954                      $147,226
Other Assets Less Liabilities ..........                  329              368          ($158)           539
                                                     --------          -------          -----       --------
Net Assets .............................             $108,601          $39,322          ($158)      $147,765
                                                     ========          =======          =====       ========


Net Assets Consist of:
Preferred Shares .......................             $ 40,000          $16,000                      $ 56,000
Common Shares ..........................                   42               17             (3)            56
Paid in Surplus ........................               60,995           24,681              3         85,679
Net Unrealized Appreciation ............                6,290            1,372                         7,662
Accumulated Undistributed Net
     Investment Income .................                   64               96          ($155)             5
Accumulated Net Realized Gain (Loss) ...                1,210           (2,844)                       (1,634)
                                                     --------          -------          -----       --------
Net Assets .............................             $108,601          $39,322          ($158)      $147,765
                                                     ========          =======          =====       ========


Net Assets Per Common ..................             $ 68,601          $23,322          ($158)      $ 91,765
Shares Outstanding .....................                4,150            1,683                         5,552
                                                     --------          -------                      --------
Net Asset Value Per Share ..............             $  16.53          $ 13.86                      $  16.53
                                                     ========          =======                      ========


(1) The pro forma statements are presented as if the Reorganization was effective October 31, 2000. The pro forma statements give effect to the proposed exchange of Van Kampen Trust for Investment Grade Florida Municipals common shares for assets and liabilities of the Van Kampen Florida Municipal Opportunity Trust, with The VanKampen Trust for Investment Grade Florida Municipals being the surviving entity. The proposed transaction will be accounted for in accordance with accounting principles generally accepted in the United States of America, as a tax-free reorganization. The historical cost basis of the investments is carried over to the surviving entity. It is not anticipated that the Van Kampen Trust for Investment Grade Florida Municipals will sell any securities of The Van Kampen Florida Municipal Opportunity Trust acquired in the reorganization other than in the ordinary course of business.

(2) The pro forma statements presume the issuance by the Van Kampen Trust for Investment Grade Florida Municipals of approximately 1,402,000 common shares in exchange for the assets and liabilities of the Van Kampen Florida Municipal Opportunity Trust.


(3) A non-recurring cost associated with this transaction of approximately $158,000 will be incurred. Approximately $145,000, or $.086 will be borne by the common shareholders of the Van Kampen Florida Municipal Opportunity Trust, while approximately $13,000, or $.003 will be borne by the common shareholders of the Van Kampen Trust for Investment Grade Florida Municipals.

            VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS
                - VAN KAMPEN FLORIDA MUNICIPAL OPPORTUNITY TRUST
             PROFORMA CONDENSED STATEMENT OF ASSETS AND LIABILITIES
                                October 31, 2000
                                   (Unaudited)
                              Amounts in thousands




                                                                                                  Van Kampen
                                              Van Kampen           Van Kampen                 Trust for Investment
                                         Trust for Investment     Florida Muni                  Grade Florida
                                        Grade Florida Municipals    Opp Trust     Adjustments      Proforma
                                         --------------------     ------------    -----------      ---------


Investment Income:
    Interest .............................           $6,349            $2,251                       $8,600
Expenses:
    Investment Advisory Fee ..............              693               249                          942
    Administration Fee ...................              213                77                          290
    All Other Expenses (1) ...............              278               145            (66)          357
                                                     ------            ------           ----       -------
Total Expenses ...........................            1,184               471            (66)        1,589
                                                     ------            ------           ----       -------
Net Investment Income ....................           $5,165            $1,780           $ 66        $7,011
                                                     ======            ======           ====       =======
Realized and Unrealized Gain/Loss:
    Realized Gain/Loss on Investments ....           $1,519            $  197                       $1,716
    Net Change in Unrealized Appreciation


         During the Period ...............              990               749                        1,739

                                                     ------            ------           ----       -------
Net Realized and Unrealized Gain .........           $2,509            $  946           $  0        $3,455
                                                     ======            ======           ====       =======

Net Increase in Net Assets From Operations           $7,674            $2,726           $ 66       $10,466
                                                     ======            ======           ====       =======

(1) Reflects the reduction in other operating expenses as a result of the elimination of certain duplicative expenses and the result of operating a larger, more efficient fund.

                                     PART C

                                OTHER INFORMATION

ITEM 15. INDEMNIFICATION

     Section 5.3 of the Registrant's Declaration of Trust, a copy of which is filed as an exhibit hereto, provides for indemnification, as set forth below:

     "Section 5.3 Mandatory Indemnification.

          (a) Subject to the exceptions and limitations contained in paragraph
     (b) below:

               (i) every person who is or has been a Trustee or officer of the Trust shall be indemnified by the Trust to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

               (ii) the words, "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

          (b) No indemnification shall be provided hereunder to a Trustee or officer:

               (i) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in will ful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

               (ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust;

               (iii) in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (b)(i) or
          (b)(ii) resulting in a payment by a Trustee or officer, unless there has been either a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposi tion or a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that he did not engage in such conduct:

                    (A) by vote of a majority of the Disinterested Trustees
               acting on the matter (pro vided that a majority of the Disinterested Trustees then in office act on the matter); or

                    (B) by written opinion of independent legal counsel.

                    (c) The rights of indemnification herein provided by be
               insured against by policies maintained by the Trust, shall be severable, shall not effect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a Person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators, and assigns of such Person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust other than Trustees and officers may be entitled by contract or otherwise under law.

                    (d) Expenses of preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph (a) of this Section 5.3 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 5.3, provided that either

               (i) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

               (ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

     As used in this Section 5.3, a "Disinterested Trustee" is one (i) who is not an "Interested Person" of the Trust (including anyone who has been exempted from being an "Interested Person" by any rule, regulation or order of the Commis sion), and (ii) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or had been pending."

ITEM 16. EXHIBITS

1.   (a) Declaration of Trust of the Registrant +
     (b) Articles of Amendment relating to name change+
     (c) Form of Certificate of Vote Establishing Preferred Shares+
     (d) Amendment to Certificate of Vote in connection with share split+
2.       Bylaws of the Registrant+
3.       Not applicable
4. Form of Agreement and Plan of Reorganization between the Regis trant and the Target Fund (included as Appendix A to the Statement of Additional Information contained in this Registration Statement)
5. (a) Form of specimen share certificate for Common Shares of the Registrant+
     (b) Form of specimen share certificate for APS of the Registrant+
6.   (a) Form Investment Advisory Agreement between the Registrant and
         Van Kampen Investment Advisory Corp.+
     (b) Form of Administration Agreement+
7.       Not Applicable
8.       Not Applicable
9. Custodian Contract between the Registrant and State Street Bank and Trust Company+

10.      Not Applicable
11. Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Registrant+++
12.      Tax opinion of Skadden, Arps, Slate, Meagher & Flom (Illinois)++
13. (a) Form of Transfer Agency Agreement between the Registrant and State Street Bank and Trust Company+
     (b) Form of Auction Agency Agreement between the Registrant and Bankers Trust Company+
     (c) Form of Broker-Dealer Agreement+
     (d) Form of Leter of Representations+++
14. (a) Consent of Deloitte & Touche LLP, independent auditors for the Registrant+++
     (b) Consent of Deloitte & Touche LLP, independent auditors for the Target Fund+++
15.      Not Applicable
16.      Power of Attorney+
17.      Code of Ethics+

  + Previously filed.
 ++ To be filed by further amendment.
+++ Filed herewith.

ITEM 17. UNDERTAKINGS

     (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through use of a prospectus which is part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

     (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration state ment and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.

     (3) The Registrant undertakes to file, by post-effective amendment, either a copy of the Internal Revenue Service private letter ruling applied for or an opinion of counsel as to certain tax matters, within a reasonable time after receipt of such ruling or opinion.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oakbrook Terrace and State of Illinois, on February 9, 2000.

                                   VAN KAMPEN TRUST FOR INVESTMENT GRADE
                                    FLORIDA MUNICIPALS

                                    By: /s/ A. Thomas Smith III
                                    ------------------------------------
                                         A. Thomas Smith III
                                    Vice President and Secretary

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

               SIGNATURES                                 TITLE
               ----------                                 -----

Principal Executive Officer:

             /s/ Richard F. Powers, III*            Trustee and President
----------------------------------------------
               Richard F. Powers, III*

Principal Financial Officer:

                /s/ John L. Sullivan*
----------------------------------------------  Vice President, Chief Financial
                John L. Sullivan                    Officer and Treasurer

Trustees:

               /s/ David C. Arch*                           Trustee
-----------------------------------------------------
                 David C. Arch

               /s/ Rod Dammeyer*                            Trustee
-----------------------------------------------------
                 Rod Dammeyer

               /s/ Howard J Kerr*                           Trustee
-----------------------------------------------------
                 Howard J Kerr

               /s/ Theodore A. Myers*                       Trustee
-----------------------------------------------------
                 Theodore A. Myers

               /s/ Richard F. Powers, III*                  Trustee
-----------------------------------------------------
                 Richard F. Powers, III

               /s/ Hugo F. Sonnenschein*                    Trustee
-----------------------------------------------------
                 Hugo F. Sonnenschein

               /s/ Wayne W. Whalen*                         Trustee
-----------------------------------------------------
                 Wayne W. Whalen


* Signed by A. Thomas Smith III pursuant to a power of attorney filed herewith.

/s/ A. THOMAS SMITH III                                 February 9, 2001
-----------------------------------------------------
          A. Thomas Smith III
           Attorney-in-Fact

                                  EXHIBIT INDEX

     11 Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Registrant.

     13(d) Form of Letter of Representations.

     14 Consent of Deloitte & Touche LLP, independent auditor for the Registrant and the Target Fund.

     99(a) Proxy card for the Target Fund Common Shares.

       (b) Proxy card for the Target Fund APS.